UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Steven I. Koszalka

American Funds Insurance Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series® Annual report for the year ended December 31, 2017

We believe in
investing in global
companies for
the long term.

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

46	Global Growth Fund
49	Global Small Capitalization Fund
53	Growth Fund
56	International Fund
59	New World Fund®
63	Blue Chip Income and Growth Fund
65	Global Growth and Income Fund
68	Growth-Income Fund
71	International Growth and Income Fund
74	Capital Income Builder®
78	Asset Allocation Fund
83	Global Balanced Fund
88	Bond Fund
94	Global Bond Fund
99	High-Income Bond Fund
104	Mortgage Fund
108	Ultra-Short Bond Fund
109	U.S. Government/AAA-Rated Securities Fund
113	Managed Risk Growth Fund
114	Managed Risk International Fund
115	Managed Risk Blue Chip Income and Growth Fund
116	Managed Risk Growth-Income Fund
117	Managed Risk Asset Allocation Fund
118	Financial statements

Fellow investors:

Equity markets rallied in 2017, with the MSCI ACWI (All Country World Index)1 advancing 23.97%. Against a backdrop of widespread macroeconomic stability, a majority of countries benefited from strong corporate earnings and accommodative monetary policy. Financial markets remained resilient despite challenges stemming from volatile politics in Western democracies, uncertainty in the Middle East, and tensions between the U.S. and North Korea.

The MSCI USA Index1 rose 21.90%, with Gross Domestic Product (GDP) growing an annualized 3.2% in the third quarter. On the whole, the picture remained bright, reflecting an improving jobs market, rising consumer confidence, a surge in retail sales and healthy corporate profits. On the policy front, the Trump administration followed through on its pledge of delivering tax reforms as Congress approved a $1.5 trillion tax bill. Meanwhile, the Federal Reserve raised the benchmark federal funds rate by a quarter percentage point three times over the 12 months and announced it would begin to reduce the size of its balance sheet as the economy continues to strengthen.

European markets improved, diminishing investor concerns about political risk as election victories for Emmanuel Macron in France and Angela Merkel in Germany helped restore a degree of stability. The MSCI Europe Index1 climbed 25.51%, reversing last year’s weakness, with France (+28.75%), Italy (+28.43%), Germany (+27.70%) and the U.K. (+22.30%) all registering double-digit gains. Central bank stimulus measures helped lift Europe’s markets, as officials from the European Central Bank announced they would extend quantitative easing until at least September 2018 to help keep the economy on track. Ultra-low or negative interest rates and a broad-based recovery across the continent, particularly in countries that have engaged in fiscal reform in the past several years, facilitated Europe’s growth trajectory while helping combat deflationary pressures. GDP climbed at an annualized rate of 2.6% in the euro zone as the unemployment rate fell to 8.9%, its lowest level since 2009.

Elsewhere among developed markets, Japanese equities rose 23.99%, buoyed by the country’s longest streak of economic expansion in more than a decade and a weaker yen. On the political front, Prime Minister Shinzo Abe won a majority for his party in a parliamentary election held a year earlier than expected.

Emerging markets recorded some of the most impressive gains with the MSCI EM (Emerging Markets) Index1 up 37.28%. Chinese equities advanced 54.07%, allaying fears about the nation’s debt load. Higher commodity prices, an uptick in industrial activity and government policy measures designed to stimulate the economy boosted the country’s growth. President Xi Jinping’s re-election confirmed support for his policies aimed at hastening development and improving international relations. China continues to build a rich digital ecosystem around e-commerce as it strengthens its position

See page 2 for footnotes.

American Funds Insurance Series	1

as a global competitor. Elsewhere, government leaders in Brazil (+24.11%) and India (+38.76%) unveiled additional plans designed to stoke their respective economies, which expanded at an improving tempo. Russian stocks climbed a more modest 5.20% as oil prices rebounded. OPEC and Russia agreed to extend oil production cuts until the end of 2018 to accelerate rebalancing of inventories around the world.

In bond markets, U.S. investment-grade (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index2) and high-yield corporates (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index2) advanced 6.42% and 7.50%, respectively, as investors sought higher yields than those offered by U.S. Treasuries amid tightening monetary policy. The Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), was up 7.39%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved 3.54%. The 10-year Treasury yield, which stood at 2.45% on December 31, 2016, was little changed by year-end finishing at 2.40%. U.S. dollar–denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, rose 9.32% as their higher yields were popular in a low-rate environment.

In currency markets, the U.S. dollar depreciated against most currencies. The euro (+13.85%), British pound (+9.48%) and Canadian dollar (+7.03%) all benefited from a weaker U.S. dollar. Gainers among developing markets included the Chinese renminbi (+6.72%), Indian rupee (+6.33%) and Russian ruble (+6.03%). The Brazilian real declined 1.88%.

Looking ahead

As the global economy continues to gather momentum, we remain optimistic about the long-term outlook. Lower corporate taxes combined with the prospects of greater infrastructure spending and regulatory reform could help the U.S. set the pace for expansion.

While Europe and Japan are in the midst of a recovery, many emerging markets are enjoying even faster growth amid rising commodities prices, a weakening U.S. dollar and increased consumer spending as the standard of living improves in a number of developing countries. We closely monitor key indicators such as inflation and wage growth, while evaluating the potential impact of a return to more normalized monetary policy from central banks in the future. All these factors are likely to cause interest rates to edge higher. A backdrop of good growth and modestly increasing rates should be positive for equities.

In the short term, we develop some caution whenever the market stages an impressive rally, as it has recently. It would not be uncommon to see a correction or pause after such gains. At these higher levels of valuation, we believe it is particularly important to conduct fundamental research and remain confident in our investment approach.

After a period of record low volatility, we are not surprised to see it pick up again recently. As stock pickers, we believe volatile share prices may present an opportunity to invest in individual companies with sound fundamentals that can ride out short-term turbulence.

Our time-tested approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. We continue to have confidence this will remain the case. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

February 9, 2018

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.
[2]	Source: Bloomberg Index Services Ltd.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses for all managed risk funds except Managed Risk Asset Allocation Fund. The funds’ investment results and net expense ratios shown reflect the waivers and reimbursements, without which the results would have been lower and the expenses would have been higher. The waivers and reimbursements will be in effect through at least May 1, 2019, unless modified or terminated by the series board. See the Financial Highlights tables in the report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM and American Funds Insurance Series — U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 31.47% for the 12 months ended December 31, 2017, compared with a 23.97% increase for the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced as well, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and strong stock selection in information technology and consumer discretionary benefited fund results. An eclectic mix of stocks boosted the fund’s returns. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to its stock price appreciation.

Investments in energy companies detracted from the fund’s results. OPEC’s production cuts aimed at propping up oil prices had done little for Canadian energy stocks as Seven Generations declined.

On a geographic basis, stocks of companies domiciled in the U.S., China and the Netherlands were additive to relative results, while stocks of companies based in Canada, Spain and Denmark lagged.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	38.2%
Other	2.0
40.2

Europe
United Kingdom	7.0
France	6.2
Netherlands	4.4
Switzerland	3.7
Germany	1.5
Spain	1.5
Russian Federation	1.3
Finland	1.0
Italy	1.0
Other	2.2
29.8

Asia/Pacific Basin
Japan	6.6
China	6.0
Taiwan	4.0
Hong Kong	3.3
India	2.9
South Korea	1.1
Other	1.5
25.4

Other regions
South Africa	1.3

Short-term securities & other assets less liabilities	3.3

Total	100.0%

Largest equity securities	Percent of net assets
Amazon	5.47%
ASML	3.60
TSMC	3.53
Alphabet	3.39
Nintendo	2.88
Facebook	2.54
British American Tobacco	2.17
AIA Group	2.05
Microsoft	1.86
Alibaba Group	1.86

4	American Funds Insurance Series

Global Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

				Lifetime	Expense
	1 year	5 years	10 years	(since April 30, 1997)	ratio

Class 1	31.80%	13.61%	7.68%	10.12%	.55%
Class 1A	31.54	13.34	7.42	9.85	.80 [2]
Class 2	31.47	13.33	7.42	9.84	.80
Class 4	31.11	13.13	7.19	9.59	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 25.89% for the 12 months ended December 31, 2017. Its benchmark, the MSCI All Country World Small Cap Index¹, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 23.81%.

Global stocks advanced on the back of strong corporate earnings, accommodative monetary policy and macroeconomic stability across most regions. Numerous equity market indexes achieved or neared multiyear highs in 2017. European and emerging market equities outpaced U.S. stock markets, as investors set aside concerns about politics and focused on the global economic recovery.

Holdings in the information technology, consumer discretionary and health care sectors — the fund’s largest sectors by concentration — aided returns. Kite Pharma rose as the company was acquired by Gilead for $11.9 billion in an all-cash deal. Sunny surged to all-time highs led by robust demand for technology-related components that helped contribute to earnings growth. Investments in energy stocks, such as Laredo Petroleum and Carrizo, hurt results.

While investments in U.S. companies were additive to relative returns, larger-than-index investments in U.K.–domiciled companies detracted from relative results.

We continue to think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While geopolitical uncertainties may result in volatility, the fund’s portfolio managers are optimistic that our investment process can help identify companies outside the U.S. with innovative products and services that are changing the way people live around the globe.

Country diversification	Percent of net assets
The Americas
United States	40.3%
Canada	2.7
Brazil	1.0
Other	.2
44.2

Asia/Pacific Basin
Japan	7.2
China	4.6
India	4.4
Hong Kong	3.2
Taiwan	2.4
Philippines	1.8
Thailand	1.7
South Korea	1.4
Other	1.6
28.3

Europe
United Kingdom	12.3
Germany	2.6
France	1.1
Switzerland	1.0
Other	4.1
21.1

Short-term securities & other assets less liabilities	6.4

Total	100.0%

Largest equity securities	Percent of net assets
GW Pharmaceuticals	2.28%
Insulet	1.83
Qorvo	1.73
WIN Semiconductors	1.43
Kotak Mahindra Bank	1.20
Hilton Grand Vacations	1.19
Melco International Development	1.18
GVC Holdings	1.17
Illumina	1.17
Integra LifeSciences Holdings	1.14

6	American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	26.22%	11.31%	4.26%	9.80%	.74%
Class 1A	25.99	11.05	4.01	9.53	.99	[2]
Class 2	25.89	11.04	4.00	9.53	.99
Class 4	25.62	10.78	3.76	9.26	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 28.28% for the 12 months ended December 31, 2017, compared with a 21.83% increase in its benchmark, the Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism fueled the information technology sector higher. European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and stock selection in information technology and consumer discretionary boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company Facebook. Exposure to the energy sector detracted from fund results, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.2% in the third quarter, the fund’s portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes of the recent U.S. tax bill. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments, and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities	Percent of net assets
Amazon	6.39%
Facebook	5.89
Microsoft	4.00
Alphabet	3.71
UnitedHealth Group	3.10
Broadcom	2.92
ASML	2.49
Apple	2.18
Netflix	1.96
Tesla	1.88

8	American Funds Insurance Series

Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	28.62%	16.50%	8.56%	12.83%	.35%
Class 1A	28.36	16.22	8.29	12.55	.60	[2]
Class 2	28.28	16.21	8.29	12.55	.60
Class 3	28.39	16.29	8.36	12.63	.53
Class 4	27.99	15.95	8.03	12.27	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 32.14% for the 12 months ended December 31, 2017. Its benchmark, the MSCI ACWI (All Country World Index) ex USA1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., rose 27.19%.

Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets.

Investments in the information technology sector contributed most to absolute and relative returns. The fund took advantage of the rally in the information technology sector, helped by investments in Tencent and Alibaba Group. Accelerated revenue growth and strong Chinese consumption promoted an increase in both companies’ stock prices, respectively. Investments in the financials sector were also among the top contributors to the fund’s returns. HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks. Investments in the health care sector hindered the fund’s returns the most on a relative basis. Teva Pharmaceutical was among the top detractors to relative returns, as the company’s share price declined due to worse-than-expected results for the second quarter.

The fund’s portfolio managers continue to monitor key indicators in advanced countries — from wage growth and inflation dynamics to the impact of technology and demographics on productivity — as they seek the flexibility to pivot to areas of opportunity. That is why we take a multilayered approach to research, and invest in different geographies, industries and companies that can control their own destiny through efficiencies or innovative products.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	14.1%
Hong Kong	10.0
India	7.4
China	7.3
South Korea	7.1
Australia	1.6
Thailand	1.1
Philippines	1.1
49.7

Europe
United Kingdom	12.6
France	7.3
Switzerland	4.5
Germany	2.8
Netherlands	2.2
Spain	1.9
Italy	1.6
Denmark	.9
Other	1.4
35.2

The Americas
Canada	2.8
Brazil	1.6
United States	.5
4.9
Other regions
South Africa	1.0
Israel	.8
1.8

Short-term securities & other assets less liabilities	8.4

Total	100.0%

Largest equity securities	Percent of net assets
AIA Group	3.50%
Samsung Electronics	3.12
Airbus Group	2.98
HDFC Bank	2.69
Tencent	2.46
Alibaba Group	2.41
Royal Dutch Shell	1.92
Novartis	1.70
Galaxy Entertainment Group	1.37
Prudential	1.36

10	American Funds Insurance Series

International Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	32.46%	9.38%	3.63%	8.55%	.54%
Class 1A	32.15	9.11	3.37	8.28	.79	[2]
Class 2	32.14	9.11	3.37	8.28	.79
Class 3	32.23	9.18	3.44	8.36	.72
Class 4	31.89	8.88	3.13	8.02	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 29.44% for the 12 months ended December 31, 2017. Its benchmark indexes are the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, and the MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. They rose 23.97% and 37.28%, respectively.

Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets. Numerous indexes achieved or neared multiyear highs during the year, led in part by information technology stocks.

Select holdings in the financials and information technology sectors were beneficial to the fund. HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks, while AAC Technologies Holdings jumped to a record high on strong third-quarter earnings. Among detractors, technology company Murata Manufacturing hindered relative returns, hurt by high costs of mass production for a key iPhone component.

While the broad stock market has rallied amid a global economic recovery, new populist policies and tax reform, how it responds to the U.S. presidential administration on matters including trade and spending is worth monitoring. As the fund invests in many different geographies, the fund’s managers continue to carefully monitor the portfolio while searching for undervalued companies with solid foundations around the world.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	13.2%
China	11.9
Japan	6.8
Taiwan	5.9
Australia	1.7
South Korea	1.7
Hong Kong	1.4
Thailand	1.2
Other	.7
44.5

The Americas
United States	15.0
Brazil	6.7
Argentina	3.8
Mexico	2.7
Canada	1.0
Other	.6
29.8

Europe
United Kingdom	8.1
France	3.6
Russian Federation	3.4
Switzerland	1.8
Other	2.3
19.2
Other regions
South Africa	1.5
Other	.6
2.1

Short-term securities & other assets less liabilities	4.4

Total	100.0%

Largest equity securities	Percent of net assets
Reliance Industries	5.40%
TSMC	2.94
British American Tobacco	2.85
United Microelectronics	2.79
Alphabet	2.69
HDFC Bank	2.24
Murata Manufacturing	2.21
Baidu	2.21
Grupo Financiero Galicia	2.09
Foshan Haitian Flavouring and Food	1.77

12	American Funds Insurance Series

New World Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

Class 1	29.73%	6.52%	3.65%	8.80%	.76%
Class 1A	29.42	6.25	3.39	8.53	1.01	[2]
Class 2	29.44	6.25	3.39	8.53	1.01
Class 4	29.06	6.00	3.14	8.26	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 17.04% for the 12 months ended December 31, 2017, trailing its benchmark, the Standard & Poor’s 500 Composite Index (a market capitalization-weighted index based on the results of approximately 500 widely held common stocks),1 which rose 21.83%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism pushed the information technology sector higher. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most raw materials and robust profits from leading technology companies.

Investments in information technology and health care companies boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was health care company AbbVie, which reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Intel’s stock price also rose as the company reported better-than-expected third-quarter earnings and revenue from its data center.

Investments in the energy sector hindered returns, despite OPEC’s production cuts aimed at bolstering oil prices. Energy exploration and production company Halliburton hindered results. Telecommunication services company CenturyLink was also a drag, as the company missed third-quarter earnings and revenue estimates.

Given the fund’s focus on investing in dividend-paying stocks, a lack of investments in certain growth stocks in the information technology sector, such as Facebook, hampered relative returns. On a country basis, lower-than-index investments in U.S. domiciled companies also detracted from the fund’s relative returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of generating positive cash flow in myriad economic environments, and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities	Percent of net assets
AbbVie	6.97%
Verizon Communications	5.42
JPMorgan Chase	4.43
Amgen	4.39
Intel	4.15
Wells Fargo	3.89
Prudential Financial	3.25
Texas Instruments	2.93
CSX	2.71
Canadian Natural Resources	2.39

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1	17.30%	15.93%	8.13%	6.85%	.41%
Class 1A	17.08	15.66	7.87	6.59	.66	[2]
Class 2	17.04	15.65	7.86	6.58	.66
Class 4	16.70	15.48	7.65	6.35	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 26.06% for the 12 months ended December 31, 2017, compared with a 23.97% increase in its benchmark, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks advanced on the back of strong corporate earnings, accommodative monetary policy and macroeconomic stability across most regions. Numerous indexes achieved or neared multiyear highs in 2017. European and emerging market equities outpaced U.S. stock markets, as investors set aside concerns about politics and focused on the global economic recovery.

Information technology was one of several sectors that contributed to the fund’s absolute returns. The fund’s holdings in Nintendo and Broadcom were among the top contributors to absolute results. Nintendo shares soared as the company’s second-quarter revenues and earnings beat market expectations, led by strong sales of the Nintendo Switch console. Semiconductor manufacturer Broadcom also rose as the company’s fiscal fourth-quarter earnings topped analyst estimates. On the downside, stock selection in materials and financials hindered relative returns.

On a country basis, holdings in the U.S., Japan and India contributed to relative returns, and holdings in Canada, the U.K. and Italy were a drag on relative returns.

The fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can uncover promising long-term investment opportunities and companies with sustainable dividends and income.

Country diversification	Percent of net assets
The Americas
United States	34.4%
Brazil	3.0
Mexico	2.9
Other	.8
41.1

Europe
United Kingdom	12.2
France	5.8
Switzerland	4.4
Germany	3.5
Denmark	1.6
Ireland	1.2
Netherlands	1.0
Other	1.1
30.8

Asia/Pacific Basin
Japan	7.0
Taiwan	6.0
India	4.3
China	2.4
Hong Kong	1.2
Australia	1.1
Other	1.8
23.8
Other regions
Israel	.3

Short-term securities & other assets less liabilities	4.0

Total	100.0%

Largest equity securities	Percent of net assets
Nintendo	4.31%
British American Tobacco	4.13
TSMC	3.37
Microsoft	3.28
Airbus Group	2.38
Nestlé	2.28
UnitedHealth Group	2.25
Reliance Industries	2.00
Broadcom	1.67
United Microelectronics	1.55

16	American Funds Insurance Series

Global Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	26.40%	11.85%	6.17%	7.29%	.63%
Class 1A	26.35	11.61	5.93	7.04	.88	[2]
Class 2	26.06	11.56	5.91	7.02	.88
Class 4	25.83	11.36	5.67	6.78	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 22.38% for the 12 months ended December 31, 2017. The Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 21.83%.

U.S. stocks staged an impressive rally as the economic picture remained bright. GDP grew an annualized 3.2% in the third quarter. Repeating a common theme, information technology companies advanced, supported by better-than-expected corporate earnings in the sector. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Fund investments in the consumer discretionary and health care sectors contributed the most to relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company AbbVie reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Despite OPEC’s production cuts aimed at propping up oil prices, investments in the energy sector hindered absolute results. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

As equity markets continue to advance, valuations for many companies are up — calling into question the sustainability of this remarkable bull market. The fund’s portfolio managers exercise caution and continue to conduct global research and fundamental analysis to identify companies that are reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

Largest equity securities	Percent of net assets
Amazon	3.98%
AbbVie	2.64
Microsoft	2.48
Alphabet	2.34
Netflix	2.21
Verizon Communications	1.88
JPMorgan Chase	1.62
Texas Instruments	1.61
Amgen	1.56
Broadcom	1.44

18	American Funds Insurance Series

Growth-Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	22.68%	15.67%	8.19%	11.45%	.28%
Class 1A	22.47	15.40	7.93	11.18	.53	[2]
Class 2	22.38	15.38	7.92	11.17	.53
Class 3	22.47	15.46	8.00	11.25	.46
Class 4	22.08	15.12	7.67	10.90	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 25.03% for the 12 months ended December 31, 2017, slightly trailing its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., which rose 27.19%

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Rising prices for most commodities and robust profits from leading technology companies lifted emerging markets.

The best contributors to the fund’s relative returns were the financials and industrials sectors, due in part to good stock selection. Among financials, HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks.

On the downside, investment selection in the health care sector hindered relative returns. Teva Pharmaceutical was among the top detractors, as the company’s share price declined due to worse-than-expected results for the second quarter.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, but are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunit

Country diversification	Percent of net assets
Europe
United Kingdom	18.9%
France	7.8
Switzerland	4.9
Spain	3.8
Italy	2.5
Portugal	2.2
Germany	2.1
Russian Federation	2.0
Netherlands	2.0
Denmark	1.9
Norway	1.4
Sweden	1.0
Other	1.5
52.0

Asia/Pacific Basin
Hong Kong	8.2
Japan	8.0
South Korea	5.4
China	4.5
India	2.8
Taiwan	2.0
Thailand	1.6
Other	1.1
33.6

The Americas
Brazil	2.2
United States	1.9
Other	1.6
5.7
Other regions
Israel	1.0
Other	1.2
2.2

Short-term securities & other assets less liabilities	6.5

Total	100.0%

Largest equity securities	Percent of net assets
Royal Dutch Shell	4.08%
HDFC Bank	2.49
Samsung Electronics	2.44
Shanghai International Airport	2.43
CK Asset Holdings	2.29
British American Tobacco	2.02
TSMC	2.02
Banco Santander	2.01
Sun Hung Kai Properties	2.01
Novartis	1.97

20	American Funds Insurance Series

International Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	25.31%	6.93%	10.37%	.65%
Class 1A	25.14	6.69	10.11	.90	[2]
Class 2	25.03	6.67	10.09	.90
Class 4	24.72	6.47	9.86	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 13.04% for the 12 months ended December 31, 2017. During the same period, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, rose 23.97%. The Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), gained 3.54%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 rose 17.50%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, increased 17.29%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced, led by rising prices for most commodities and robust profits from leading technology companies.

The strongest contributors to the equity portfolio’s relative returns were the industrials and real estate sectors due to good stock selection. Boeing boosted returns and registered double-digit gains as the company beat third-quarter earnings.

On the downside, the energy sector detracted from the fund’s returns. Contract drilling services provider Helmerich & Payne hindered returns as the company reported a loss for the fourth quarter. While the fixed income portfolio detracted from relative returns, investments in bonds continue to provide the opportunity for downside protection.

Portfolio managers expect the current administration to reduce regulation, which should boost companies’ return on equity and result in higher dividends. Greater demand and signs of ebbing U.S. product are expected to help energy prices, which in turn will improve dividend prospects for holdings in the energy sector. While portfolio managers do not expect the new administration to affect legislation that will impact drug pricing, drug prices are a potential headline risk for health care stocks. The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

Country diversification	Percent of net assets
The Americas
United States	56.0%
Canada	2.7
58.7

Europe
United Kingdom	15.1
France	3.6
Switzerland	2.9
Netherlands	1.7
Italy	1.3
Sweden	1.1
Other	2.4
28.1

Asia/Pacific Basin
Hong Kong	3.4
Taiwan	2.4
Other	2.4
8.2

Other regions
Other	.1

Short-term securities & other assets less liabilities	4.9

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	Lifetime (since May 1, 2014)	Expense ratio

Class 1	13.29%	4.30%	.54%
Class 1A	13.02	4.04	.79	[5]
Class 2	13.04	4.21	.79
Class 4	12.65	3.78	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

¹	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 16.23% for the 12 months ended December 31, 2017. In comparison, the Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks and the fund’s benchmark for equity holdings, gained 21.83% over the same period. The Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 14.21%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Bonds also advanced, led by high-yield corporates.

Investments in the industrials and information technology sectors contributed the most to the fund’s relative returns. Boeing was additive to the fund’s returns as the company’s strong earnings beat third-quarter analyst estimates. TSMC, a chip contract manufacturer for Apple, was also additive, as the company beat third-quarter sales and earnings estimates.

Investments in the energy sector detracted from the fund’s absolute and relative returns. Within the sector, energy exploration and production company Noble Energy, as well as oil and natural gas services company Weatherford International, detracted from the fund’s returns as both companies reported third-quarter losses.

The fund’s fixed income holdings advanced due to an overweight position in high-yield corporate bonds. The fund’s exposure to short interest duration, or the fund’s relatively low sensitivity to interest rates compared with the benchmark, also helped.

The fund’s portfolio managers continue to evaluate the economic and market sector implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest equity securities	Percent of net assets
Microsoft	3.51%
TSMC	2.58
UnitedHealth Group	2.18
ASML	1.69
DowDuPont	1.63
Lockheed Martin	1.58
Johnson & Johnson	1.55
Comcast	1.46
Boeing	1.42
VeriSign	1.40

24	American Funds Insurance Series

Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	16.51%	11.23%	7.15%	8.69%	.29%
Class 1A	16.31	10.97	6.89	8.42	.54	[4]
Class 2	16.23	10.95	6.88	8.42	.54
Class 3	16.29	11.02	6.96	8.50	.47
Class 4	15.91	10.76	6.66	8.17	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 19.57% for the 12 months ended December 31, 2017. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, gained 23.97%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), increased 7.39%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index3 rose 17.09%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. The U.S. has been the pacesetter for growth, and it looks likely that it will continue in that role. As such, the Federal Reserve continued to raise rates and additional hikes are anticipated if the economy continues its positive trajectory.

Overseas, emerging markets advanced led by rising prices for most commodities and robust profits from leading technology companies. In Europe, stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings.

Investments in the information technology sector boosted the fund’s returns, with Nintendo among the top contributors. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Investments in the telecommunications services sector hindered returns, led by Inmarsat. The company indicated market conditions remain challenging and provided a narrower revenue guidance for the year. Holdings in the fixed income portfolio were additive to results.

The fund’s portfolio managers exercise caution and continue to monitor geopolitics that may derail the global economic recovery. Portfolio managers continue to stay the course of focusing on global research and bottom-up analysis.

Largest sectors in common stock holdings	Percent of net assets
Information technology	11.2%
Industrials	8.3
Financials	8.0
Consumer staples	7.2
Health care	5.0

Largest fixed income holdings (by issuer)
U.S. Treasury	9.6
Japanese Government	2.6
Polish Government	1.1
Mexican Government	1.0
Italian Government	.8

Currency diversification				Percent of net assets

			Forward	Short–term
	Equity	Bonds &	currency	securities & other
	securities	notes	contracts	assets less liabilities	Total
U.S. dollars	28.9%	17.9%	.8%	6.8%	54.4%
Euros	9.0	3.8	.5	—	13.3
Japanese yen	4.7	2.7	1.3	—	8.7
British pounds	6.7	.7	(.7)	—	6.7
Swedish krona	2.0	—	.3	—	2.3
Swiss francs	2.1	—	.1	—	2.2
Hong Kong dollars	2.1	—	—	—	2.1
New Taiwan dollars	1.4	—	—	—	1.4
Other currencies	4.6	6.6	(2.3)	—	8.9
					100.0%

Largest equity securities	Percent of net assets
British American Tobacco	2.42%
Nintendo	2.04
Microsoft	1.72
ASML	1.67
HSBC	1.57
Humana	1.46
TSMC	1.44
Boeing	1.40
JPMorgan Chase	1.29
DowDuPont	1.27

26	American Funds Insurance Series

Global Balanced Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	19.91%	7.42%	6.43%	.71%
Class 1A	19.78	7.18	6.19	.96	[4]
Class 2	19.57	7.13	6.16	.96
Class 4	19.38	7.14	6.08	1.21

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 3.67% for the 12 months ended December 31, 2017. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

Bond returns were strong across most sectors. The U.S. Treasury yield curve flattened, as shorter term rates rose and longer term rates fell. This could be attributed in part to the Federal Reserve hiking short-term interest rates by 75 basis points over the course of the year as well as strong demand for longer dated Treasuries. Credit flourished as corporate bond spreads also tightened 30 basis points to 93 basis points, nearing the lowest levels of the recovery. High-yield bonds returned 7.50% and investment-grade bonds rose 6.42%.

Duration management throughout the year contributed significantly to the fund’s relative returns. The fund also benefited from sector allocation, with U.S. Treasuries contributing most to the fund’s relative returns.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. As U.S. interest rates increase, investors have the opportunity of reinvesting at higher yields. The fund’s portfolio managers expect continued demand for relatively safe, income-producing securities.

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	27.2%
Fannie Mae	15.5
Freddie Mac	6.7
Ginnie Mae	3.4
Mexican Government	1.8
Teva Pharmaceutical	1.6
Portuguese Government	1.6
State of Illinois	1.5
Japanese Government	1.5
AT&T	1.1

28	American Funds Insurance Series

Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	3.88%	2.22%	3.21%	4.74%	.38%
Class 1A	3.64	1.97	2.96	4.48	.63	[2]
Class 2	3.67	1.97	2.96	4.48	.63
Class 4	3.29	1.73	2.71	4.23	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 6.86% for the 12 months ended December 31, 2017, while the Bloomberg Barclays Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), rose 7.39%.

Bonds generated solid returns across the board, including developed and emerging markets debt. The U.S. Federal Reserve raised interest rates three times during the year, boosting short-term rates. Long-term rates generally declined amid strong investor demand and massive bond-buying stimulus programs in Europe and Japan. Outside the U.S., the European Central Bank and the Bank of Japan left interest rates unchanged, despite signs of improving economic growth and higher inflation. The euro, the yen and most other currencies appreciated relative to the U.S. dollar.

Low exposure to euro-zone denominated debt combined with above-benchmark investments in Mexican and Polish debt contributed notably to relative returns. On the downside, currency exposure hampered results with the euro hindering relative returns the most.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

		Percent of net assets
Currency weighting (after hedging) by country

United States[2]		45.7%
Japan		17.3
Euro zone[3]		16.4
Poland		3.5
Mexico		3.4
Malaysia		2.3
Norway		2.0
India		1.3
United Kingdom		1.2
Thailand		1.2
Other		5.7
Total		100.0%

Non-U.S. government bonds by country

Euro zone[3]:
Germany	3.4%
Italy	3.4
Portugal	2.3
Other	3.1	12.2%
Japan		8.1
Poland		4.1
Mexico		3.9
India		2.5
Malaysia		2.3
Norway		1.6
Australia		1.4
United Kingdom		1.2
Thailand		1.2
Other		8.0
Total		46.5%

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	18.9%
Japanese Government	8.1
Polish Government	4.1
Mexican Government	3.9
Italian Government	3.4
German Government	3.2
Indian Government	2.4
Portuguese Government	2.3
Malaysian Government	2.3
Norwegian Government	1.6

30	American Funds Insurance Series

Global Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	7.11%	1.05%	3.52%	4.19%	.56%
Class 1A	7.00	.82	3.28	3.95	.81	[4]
Class 2[5]	6.86	.79	3.27	3.93	.81
Class 4	6.63	.63	3.05	3.71	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 14.4%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Portugal and Spain.
[4]	Based on estimated amounts for the current fiscal year.
[5]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 6.89% for the 12 months ended December 31, 2017. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non–investment-grade bonds and limits the exposure of an issuer to 2%, rose 7.50%.

Renewed investor expectations of more rapid economic growth led to higher short-term interest rates as the Federal Reserve increased the benchmark federal funds rate by 75 basis points over the course of the year. Bond returns were strong across most credit sectors as corporate bond spreads declined to nearly the lowest levels of the recovery.

Sector allocation and debt exposure across a mix of credit ratings were beneficial to the fund’s relative returns. The fund’s allocation to non–U.S. high-yield debt was also additive on a relative basis. Among individual issuers, Valeant Pharmaceuticals International and First Quantum Minerals boosted results, while Argos Merger Sub Inc detracted from returns. Although exposure to U.S. Treasuries and agency debt detracted from relative returns, it is important to note these investments provide an important source of liquidity and are generally not expected to outperform the market.

The fund’s portfolio managers continue to believe current fundamentals support a constructive high-yield market environment. While we are monitoring the Federal Reserve’s tightening monetary policy, maturities in the high-yield market have tended to be relatively shorter than those in some other markets, which should help dampen the effect of rising rates.

Largest holdings (by issuer)	Percent of net assets
Valeant Pharmaceuticals International	2.8%
First Quantum Minerals	1.8
Charter Communications	1.8
Tenet Healthcare	1.7
Chesapeake Energy	1.6
Sprint Nextel	1.6
Blackstone	1.6
AES	1.5
Weatherford International	1.2
Frontier Communications	1.2

32	American Funds Insurance Series

High-Income Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	7.25%	4.85%	6.11%	8.88%	.49%
Class 1A	7.05	4.60	5.85	8.61	.74	[2]
Class 2	6.89	4.58	5.85	8.61	.74
Class 3	7.02	4.67	5.93	8.69	.67
Class 4	6.63	4.41	5.63	8.35	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 1.22% for the 12 months ended December 31, 2017, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 2.47%.

The Federal Reserve increased the benchmark federal funds overnight lending rate by 75 basis points over the course of the year. Long maturity U.S. Treasury yields modestly declined, pushing their prices higher. The housing market had a relatively strong year as housing starts continued to pick up. Home prices in most major housing markets rose, supported by low inventories and increasing sales.

The fund’s investments in the agency mortgage-backed securities sector and investment grade securities detracted from relative returns. As the yield curve flattened, the fund’s curve positioning also hampered results.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. In the current environment, demand for flight-to-safety assets and the fund’s low correlation to equities should help investors navigate macroeconomic and geopolitical uncertainty and remain well diversified.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Freddie Mac	20.2%
Ginnie Mae	13.3
Fannie Mae	10.7	44.2%
Other		19.3
Total		63.5%

34	American Funds Insurance Series

Mortgage Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	1.47%	2.01%	2.61%	.47%
Class 1A	1.21	1.76	2.35	.72	[2]
Class 2	1.22	1.75	2.36	.72
Class 4.97		1.62	2.19	.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.46% for the 12 months ended December 31, 2017, while the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of government and corporate sector securities with remaining maturity from one to 12 months, gained 0.98%.

The fund’s returns were higher over the course of 2017 than last year. During the same period, yields on three-month Treasury bills were up by more than 80 basis points since the end of last year.

The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point three times this year, reassuring investors of persistent U.S. economic strength. Given these increases in interest rates, the fund’s portfolio managers believe the fund has the potential to provide current income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1.66%		.01%	.15%	3.49%	.35%
Class 1A	.67	–.19	–.07	3.24	.60	[2]
Class 2.46		–.23	–.10	3.24	.60
Class 3.54		–.18	–.03	3.31	.53
Class 4.16		–.36	–.28	3.00	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets
Commercial paper	82.9%
Federal agency discount notes	17.4
Other assets less liabilities	(.3)
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.59% for the 12 months ended December 31, 2017, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, rose 2.37%.

Bond returns were strong across most sectors, including U.S. government debt. The U.S. Treasury yield curve flattened, as shorter term rates rose and longer term rates fell. This occurred in part through the Federal Reserve hiking short-term interest rates by 75 basis points over the course of the year and strong demand persisting for longer dated Treasuries.

During the period, the fund’s duration contributed to relative returns. As the yield curve flattened, yield curve positioning detracted from relative returns. A lower-than-index allocation to agency mortgage-backed securities dampened returns as well.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes over the next two to three years will be at a slower pace than is currently priced into the market. They believe this can lead to a steepening yield curve and higher inflation expectations.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Fannie Mae	9.5%
Freddie Mac	5.7
Ginnie Mac	4.6	19.8%
15-year pass-throughs		1.0
Other		4.5
Total		25.3%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

Class 1	1.83%	1.48%	3.37%	5.86%	.36%
Class 1A	1.72	1.26	3.13	5.61	.61	[2]
Class 2	1.59	1.23	3.12	5.60	.61
Class 3	1.72	1.31	3.19	5.67	.54
Class 4	1.28	1.04	2.90	5.35	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of December 31, 2017	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 25.99% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive,2 which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,3 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Aggregate Index,4 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Growth Fund’s larger-than-index investments and strong stock selection in information technology and consumer discretionary added to returns, while energy stocks detracted from the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	26.23%	9.73%	.88%	.72%
Class P2	25.99	9.41	1.13	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk Growth Fund also invests in shares of the Bond Fund.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]	Source: S&P Dow Jones Indices LLC.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund advanced 28.69% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive,2 which rose 20.74%. In comparison, the MSCI ACWI (All Country World Index) ex USA,3 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., rose 27.19%. The Bloomberg Barclays U.S. Aggregate Index,4 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — International Fund’s investments in the information technology sector added to returns, while health care stocks hindered the fund’s relative results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	29.28%	4.37%	1.03%	.87%
Class P2	28.69	3.96	1.28	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk International Fund also invests in shares of the Bond Fund.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 15.03% for the 12 months ended December 31, 2017, trailing the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive,2 which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,3 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,4 which covers obligations issued by the U.S. Treasury and U.S. government agencies, rose 2.37%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Blue Chip Income and Growth Fund’s investments in the health care sector added to returns, while energy stocks hindered the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	15.48%	8.87%	.93%	.77%
Class P2	15.03	8.48	1.18	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk Blue Chip Income and Growth Fund also invests in shares of the U.S. Government/AAA-Rated Securities Fund.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]	Source: S&P Dow Jones Indices LLC.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 20.40% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive,2 which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,3 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Aggregate Index,4 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Growth-Income Fund’s investments in the consumer discretionary and health care sectors added the most to relative returns, while energy stocks detracted from the fund’s absolute results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	20.64%	9.28%	.33%	.67%
Class P2	20.40	8.94	1.08	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk Growth-Income Fund also invests in shares of the Bond Fund.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]	Source: S&P Dow Jones Indices LLC.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 14.80% for the 12 months ended December 31, 2017, trailing the Standard & Poor’s 500 Managed Risk Index — Moderate,1 which rose 16.02%. In comparison, the Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%, while the Bloomberg Barclays U.S. Aggregate Index,3 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Asset Allocation Fund’s investments in the industrials and information technology sectors contributed the most to relative returns. Holdings in the energy sector hindered absolute and relative returns as oil prices slumped on concerns of oversupply.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2017

	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	15.06%	8.89%	8.69%	.71%	.66%
Class P2	14.80	8.62	8.43	.96	.91

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Summary investment portfolio December 31, 2017

Common stocks 96.68%	Shares	Value (000)
Information technology 32.07%
ASML Holding NV1	648,442	$112,497
ASML Holding NV (New York registered)	643,900	111,923
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	26,955,000	207,124
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	13,283
Alphabet Inc., Class A2	130,000	136,942
Alphabet Inc., Class C2	71,052	74,349
Nintendo Co., Ltd.[1]	492,400	179,259
Facebook, Inc., Class A2	898,500	158,549
Microsoft Corp.	1,355,900	115,984
Alibaba Group Holding Ltd. (ADR)[2]	671,050	115,709
Visa Inc., Class A	998,800	113,883
Broadcom Ltd.	373,700	96,003
Tencent Holdings Ltd.[1]	1,800,000	93,051
Samsung Electronics Co., Ltd.[1]	15,740	37,396
Samsung Electronics Co., Ltd., nonvoting preferred[1]	15,845	30,888
AAC Technologies Holdings Inc.[1]	3,806,540	67,697
Just Eat PLC[1,2]	5,292,000	55,515
Murata Manufacturing Co., Ltd.[1]	409,000	54,665
Intel Corp.	1,000,000	46,160
TEMENOS Group AG (Switzerland)[1]	318,000	40,696
Other securities		137,838
		1,999,411

Consumer discretionary 18.17%
Amazon.com, Inc.[2]	291,900	341,368
Priceline Group Inc.[2]	39,000	67,772
Home Depot, Inc.	350,000	66,335
Peugeot SA1	3,180,000	64,597
Industria de Diseño Textil, SA1	1,723,000	59,929
Naspers Ltd., Class N1	190,820	53,168
McDonald’s Corp.	293,000	50,431
NIKE, Inc., Class B	671,000	41,971
Other securities		387,314
		1,132,885

Health care 11.96%
Regeneron Pharmaceuticals, Inc.[2]	214,000	80,455
UnitedHealth Group Inc.	324,200	71,473
Express Scripts Holding Co.[2]	768,500	57,361
Bayer AG1	421,600	52,436
Straumann Holding AG1	67,500	47,644
AstraZeneca PLC[1]	652,300	44,763
Sartorius AG, non-registered shares, nonvoting preferred[1]	444,000	42,371
Eurofins Scientific SE, non-registered shares[1]	68,145	41,492
Boston Scientific Corp.[2]	1,638,200	40,611
Mettler-Toledo International Inc.[2]	65,000	40,269
Other securities		227,014
		745,889

Financials 10.44%
AIA Group Ltd.[1]	15,004,900	127,967
JPMorgan Chase & Co.	853,600	91,284
Kotak Mahindra Bank Ltd.[1]	3,471,000	54,891
Prudential PLC[1]	1,906,884	49,026
Société Générale[1]	923,000	47,588
MarketAxess Holdings Inc.	188,000	37,929
Other securities		242,198
		650,883

46	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Consumer staples 7.46%
British American Tobacco PLC[1]	2,002,000	$135,116
Nestlé SA1	739,650	63,560
Altria Group, Inc.	770,000	54,986
Other securities		211,752
		465,414

Industrials 6.17%
Airbus SE, non-registered shares[1]	1,109,500	110,180
KONE Oyj, Class B1	880,000	47,222
Caterpillar Inc.	287,000	45,226
Other securities		181,998
		384,626

Materials 2.24%
Sherwin-Williams Co.	116,000	47,565
Other securities		92,334
		139,899

Telecommunication services 1.12%
SoftBank Group Corp.[1]	776,000	61,307
Other securities		8,238
		69,545

Other 2.09%
Other securities		130,519

Miscellaneous 4.96%
Other common stocks in initial period of acquisition		309,116

Total common stocks (cost: $3,842,087,000)		6,028,187

Bonds, notes & other debt instruments 0.03%	Principal amount (000)
U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%
Other securities		1,998

Total bonds, notes & other debt instruments (cost: $1,998,000)		1,998

Short-term securities 3.57%
Federal Home Loan Bank 1.14%–1.31% due 1/17/2018–3/28/2018	$97,500	97,371
Prudential Funding, LLC 1.35% due 1/12/2018	39,500	39,478
Other securities		85,475

Total short-term securities (cost: $222,335,000)		222,324
Total investment securities 100.28% (cost: $4,066,420,000)		6,252,509
Other assets less liabilities (0.28)%		(17,433)

Net assets 100.00%		$6,235,076

American Funds Insurance Series	47

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $80,835,000, which represented 1.30% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD5,180	JPY581,294	Bank of America, N.A.	1/22/2018	$15

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $3,140,563,000, which represented 50.37% of the net assets of the fund. This amount includes $3,130,602,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts
JPY = Japanese yen
USD/$ = U.S. dollars

See Notes to Financial Statements

48	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2017

Common stocks 93.34%	Shares	Value (000)
Consumer discretionary 20.64%
Hilton Grand Vacations Inc.[1]	1,219,200	$51,145
Melco International Development Ltd.[2]	17,379,000	50,976
GVC Holdings PLC[2]	4,048,748	50,555
Five Below, Inc.[1]	684,000	45,363
Cedar Fair, LP	531,000	34,510
Domino’s Pizza, Inc.	181,100	34,221
Entertainment One Ltd.[2]	7,563,697	33,123
Hostelworld Group PLC[2,3]	6,212,000	32,175
Tele Columbus AG1,2	2,743,000	30,384
Caesars Entertainment Corp.[1]	2,375,836	30,054
Ladbrokes Coral Group PLC[2]	11,120,100	27,199
Ted Baker PLC[2]	686,500	25,026
Other securities		445,813
		890,544

Health care 16.56%
GW Pharmaceuticals PLC (ADR)[1]	746,460	98,540
Insulet Corp.[1]	1,145,900	79,067
Illumina, Inc.[1]	230,200	50,296
Integra LifeSciences Holdings Corp.[1]	1,025,423	49,077
Bluebird Bio, Inc.[1]	267,765	47,689
iRhythm Technologies, Inc.[1]	807,980	45,287
China Biologic Products Holdings, Inc.[1]	503,000	39,621
athenahealth, Inc.[1]	236,000	31,397
WuXi Biologics (Cayman) Inc.[1,2]	4,926,300	27,591
Other securities		245,806
		714,371

Information technology 16.55%
Qorvo, Inc.[1]	1,118,753	74,509
WIN Semiconductors Corp.[2]	6,538,400	61,796
Mellanox Technologies, Ltd.[1]	653,000	42,249
Topcon Corp.[2]	1,707,510	36,888
Paycom Software, Inc.[1]	428,885	34,452
AAC Technologies Holdings Inc.[2]	1,786,561	31,773
VTech Holdings Ltd.[2]	2,189,000	28,687
ZPG PLC[2]	6,260,620	27,928
Hamamatsu Photonics KK2	785,753	26,323
Other securities		349,647
		714,252

Industrials 10.33%
International Container Terminal Services, Inc.[2]	20,180,000	42,610
Nabtesco Corp.[2]	728,500	27,943
Welbilt Inc.[1]	1,050,000	24,685
Other securities		350,602
		445,840

Financials 9.38%
Kotak Mahindra Bank Ltd.[2]	3,282,732	51,914
Essent Group Ltd.[1]	1,058,841	45,975
Texas Capital Bancshares, Inc.[1]	496,623	44,150
Webster Financial Corp.	553,000	31,056
Other securities		231,813
		404,908

Materials 4.09%
Lundin Mining Corp.	6,172,000	41,048
Other securities		135,256
		176,304

American Funds Insurance Series	49

Global Small Capitalization Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 3.40%
COSMOS Pharmaceutical Corp.[2]	148,500	$31,014
Varun Beverages Ltd.[2]	2,504,974	25,528
Other securities		90,249
		146,791

Energy 2.77%
Whitecap Resources Inc.	3,404,880	24,243
Whitecap Resources Inc.[2,4]	270,000	1,865
SM Energy Co.	1,111,000	24,531
Other securities		68,876
		119,515

Real estate 2.56%
WHA Corp. PCL[2]	372,370,250	45,697
MGM Growth Properties LLC REIT, Class A	1,323,600	38,583
Other securities		26,059
		110,339

Utilities 1.74%
ENN Energy Holdings Ltd.[2]	4,991,400	35,414
Other securities		39,704
		75,118

Telecommunication services 0.43%
Other securities		18,660

Miscellaneous 4.89%
Other common stocks in initial period of acquisition		210,986

Total common stocks (cost: $3,076,327,000)		4,027,628

Rights & warrants 0.01%
Real estate 0.01%
WHA Corp. PCL, warrants, expire 2020[1]	1,075,182	376

Total rights & warrants (cost: $0)		376

Convertible bonds 0.20%	Principal amount (000)
Consumer discretionary 0.20%
Other securities		8,667

Total convertible bonds (cost: $8,541,000)		8,667

Bonds, notes & other debt instruments 0.09%
U.S. Treasury bonds & notes 0.09%
U.S. Treasury 0.09%
U.S. Treasury 0.875% 2018[5]	$4,125	4,110

Total bonds, notes & other debt instruments (cost: $4,110,000)		4,110

50	American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.36%	Principal amount (000)	Value (000)
Bank of Montreal 1.70% due 3/15/2018	$50,000	$50,004
Federal Home Loan Bank 1.05%–1.21% due 1/2/2018–1/16/2018	75,100	75,078
Mizuho Bank, Ltd. 1.37%–1.38% due 1/19/2018–1/22/2018[4]	49,000	48,953
U.S. Treasury Bills 1.41%–1.50% due 5/31/2018–6/28/2018	101,100	100,436

Total short-term securities (cost: $274,490,000)		274,471
Total investment securities 100.00% (cost: $3,363,468,000)		4,315,252
Other assets less liabilities (0.00)%		(214)

Net assets 100.00%		$4,315,038

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $10,408,000, an aggregate cost of $8,280,000, and which represented .24% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD45,066	GBP34,000	HSBC Bank	1/22/2018	$ (878)
USD15,775	JPY1,765,175	JPMorgan Chase	1/23/2018	89
USD16,375	GBP12,190	Citibank	2/23/2018	(113)
USD10,114	INR663,163	Citibank	2/26/2018	(201)
				$(1,103)

American Funds Insurance Series	51

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Common stocks 0.75%
Consumer discretionary 0.75%
Hostelworld Group PLC[2]	—	6,212,000	—	6,212,000	$—	$6,656	$1,346	$32,175
Materials 0.00%
Time Technoplast Ltd.[6]	11,888,000	—	11,888,000	—	5,933	107	—	—
Indochine Mining Ltd.[1,2,6]	182,998	—	182,998	—	(8,032)	8,032	—	—
								—
Energy 0.00%
Victoria Oil & Gas PLC[1,2,6]	6,966,560	—	6,966,560	—	(1,438)	3,759	—	—
Total 0.75%					$(3,537)	$18,554	$1,346	$32,175

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,969,093,000, which represented 45.63% of the net assets of the fund. This amount includes $1,942,046,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $66,572,000, which represented 1.54% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $677,000, which represented .02% of the net assets of the fund.
[6]	Unaffiliated issuer at 12/31/2017.

Key to abbreviations and symbol

ADR = American Depositary Receipts
GBP = British pounds
INR = Indian rupees
JPY = Japanese yen
USD/$ = U.S. dollars

See Notes to Financial Statements

52	American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2017

Common stocks 93.87%	Shares	Value (000)
Information technology 31.06%
Facebook, Inc., Class A1	8,340,500	$1,471,765
Microsoft Corp.	11,676,000	998,765
Alphabet Inc., Class C1	613,000	641,443
Alphabet Inc., Class A1	271,500	285,998
Broadcom Ltd.	2,838,300	729,159
ASML Holding NV (New York registered)	2,382,000	414,039
ASML Holding NV2	1,199,568	208,111
Apple Inc.	3,224,000	545,598
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	41,360,000	317,813
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,975,392	117,974
Visa Inc., Class A	2,955,000	336,929
Intel Corp.	4,790,000	221,106
ServiceNow, Inc.[1]	1,583,263	206,442
Paycom Software, Inc.[1]	1,855,600	149,060
Other securities		1,116,674
		7,760,876

Consumer discretionary 19.34%
Amazon.com, Inc.[1]	1,364,416	1,595,644
Netflix, Inc.[1]	2,546,000	488,730
Tesla, Inc.[1]	1,506,200	468,955
Home Depot, Inc.	2,300,000	435,919
Comcast Corp., Class A	7,525,000	301,376
NIKE, Inc., Class B	4,255,000	266,150
Ulta Beauty, Inc.[1]	1,120,000	250,499
Charter Communications, Inc., Class A1	698,680	234,729
Priceline Group Inc.[1]	131,531	228,567
Starbucks Corp.	2,895,000	166,260
Other securities		395,829
		4,832,658

Health care 13.05%
UnitedHealth Group Inc.	3,517,500	775,468
Intuitive Surgical, Inc.[1]	940,500	343,226
Humana Inc.	993,200	246,383
Hologic, Inc.[1]	5,413,398	231,423
Regeneron Pharmaceuticals, Inc.[1]	609,500	229,148
Centene Corp.[1]	2,243,000	226,274
Thermo Fisher Scientific Inc.	995,000	188,931
Aetna Inc.	1,024,600	184,828
Boston Scientific Corp.[1]	7,255,000	179,851
Illumina, Inc.[1]	775,000	169,330
Other securities		484,614
		3,259,476

Financials 9.34%
Wells Fargo & Co.	7,150,000	433,790
Goldman Sachs Group, Inc.	922,400	234,991
JPMorgan Chase & Co.	1,947,000	208,212
PNC Financial Services Group, Inc.	1,083,600	156,353
BlackRock, Inc.	289,000	148,462
Legal & General Group PLC[2]	40,158,246	147,823
Other securities		1,004,043
		2,333,674

American Funds Insurance Series	53

Growth Fund

Common stocks (continued)	Shares	Value (000)
Energy 7.37%
Concho Resources Inc.[1]	1,870,000	$280,911
EOG Resources, Inc.	2,402,400	259,243
Suncor Energy Inc.	4,588,116	168,450
Noble Energy, Inc.	5,663,000	165,020
Chevron Corp.	1,200,000	150,228
Other securities		818,012
		1,841,864

Industrials 6.62%
Boeing Co.	1,035,000	305,232
MTU Aero Engines AG2	941,034	168,310
Other securities		1,180,463
		1,654,005

Consumer staples 2.26%
Constellation Brands, Inc., Class A	815,000	186,285
Kerry Group PLC, Class A2	1,300,000	145,792
Other securities		231,411
		563,488

Other 2.30%
Other securities		574,854

Miscellaneous 2.53%
Other common stocks in initial period of acquisition		632,462

Total common stocks (cost: $13,998,793,000)		23,453,357

Convertible stocks 0.04%
Consumer discretionary 0.04%
Other securities		9,173

Total convertible stocks (cost: $10,650,000)		9,173

Short-term securities 6.31%	Principal amount (000)
Federal Home Loan Bank 1.10%–1.30% due 1/12/2018–2/28/2018	$477,100	476,535
Procter & Gamble Co. 1.20%–1.30% due 1/2/2018–2/13/2018[3]	196,000	195,793
U.S. Treasury Bills 1.17%–1.56% due 2/1/2018–11/8/2018	253,200	252,016
Other securities		652,388

Total short-term securities (cost: $1,576,948,000)		1,576,732
Total investment securities 100.22% (cost: $15,586,391,000)		25,039,262
Other assets less liabilities (0.22)%		(53,804)

Net assets 100.00%		$24,985,458

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $9,173,000, an aggregate cost of $10,650,000, and which represented .04% of the net assets of the fund) was acquired on 5/22/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

54	American Funds Insurance Series

Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,648,959,000, which represented 6.60% of the net assets of the fund. This amount includes $1,614,318,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $720,144,000, which represented 2.88% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	55

International Fund

Summary investment portfolio December 31, 2017

Common stocks 90.84%	Shares	Value (000)
Financials 17.81%
AIA Group Ltd.[1]	40,078,700	$341,804
HDFC Bank Ltd.[1]	8,416,569	248,893
HDFC Bank Ltd. (ADR)	130,800	13,298
Prudential PLC[1]	5,142,265	132,208
UniCredit SpA[1,2]	6,989,092	130,202
Kotak Mahindra Bank Ltd.[1]	6,186,048	97,828
Barclays PLC[1]	34,317,708	93,571
Credit Suisse Group AG1	4,798,789	85,420
BNP Paribas SA1	1,002,776	74,781
Sberbank of Russia PJSC (ADR)[1]	4,290,850	72,627
Axis Bank Ltd.[1,3,4]	8,530,055	68,289
Other securities		379,123
		1,738,044

Information technology 12.06%
Samsung Electronics Co., Ltd.[1]	128,338	304,909
Tencent Holdings Ltd.[1]	4,644,687	240,107
Alibaba Group Holding Ltd. (ADR)[2]	1,361,800	234,815
ASML Holding NV1	628,834	109,095
Other securities		287,922
		1,176,848

Consumer discretionary 11.34%
Galaxy Entertainment Group Ltd.[1]	16,681,000	133,389
Techtronic Industries Co. Ltd.[1]	15,689,500	102,262
Kering SA1	208,638	98,357
Hyundai Motor Co.[1]	672,100	97,915
Naspers Ltd., Class N1	334,100	93,090
Altice NV, Class A1,2	7,541,269	78,890
Other securities		503,026
		1,106,929

Health care 9.80%
Novartis AG1	1,967,000	166,294
Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	3,304,730	75,819
Grifols, SA, Class A, non-registered shares[1]	881,000	25,761
Grifols, SA, Class B (ADR)	793,690	18,191
Takeda Pharmaceutical Co. Ltd.[1]	1,704,000	96,475
Sysmex Corp.[1]	1,055,000	83,074
Fresenius SE & Co. KGaA[1]	1,040,000	80,975
Teva Pharmaceutical Industries Ltd. (ADR)	4,217,300	79,918
Other securities		329,344
		955,851

Industrials 9.17%
Airbus SE, non-registered shares[1]	2,926,849	290,653
Komatsu Ltd.[1]	3,339,000	120,950
Rolls-Royce Holdings PLC[1,2]	10,478,900	119,259
Nidec Corp.[1]	503,200	70,636
Other securities		292,827
		894,325

Consumer staples 8.15%
Pernod Ricard SA1	717,437	113,564
Nestlé SA1	1,317,700	113,233
AMOREPACIFIC Corp.[1]	349,892	99,376
British American Tobacco PLC[1]	1,401,000	94,554
Associated British Foods PLC[1]	2,250,488	85,555
Treasury Wine Estates Ltd.[1]	6,529,100	81,210
Other securities		207,476
		794,968

56	American Funds Insurance Series

International Fund

Common stocks	Shares	Value (000)
Materials 5.72%
Asahi Kasei Corp.[1]	7,293,000	$93,949
Nitto Denko Corp.[1]	893,000	79,374
First Quantum Minerals Ltd.	5,407,000	75,750
Vale SA, ordinary nominative (ADR)	6,023,339	73,665
Vale SA, ordinary nominative	102,481	1,244
Other securities		233,697
		557,679

Utilities 5.28%
Power Grid Corp. of India Ltd.[1]	33,878,213	106,142
Ørsted AS1	1,580,324	86,097
ENN Energy Holdings Ltd.[1]	10,716,000	76,029
Other securities		247,089
		515,357

Energy 4.71%
Royal Dutch Shell PLC, Class B1	3,359,624	113,310
Royal Dutch Shell PLC, Class A1	2,219,608	74,305
Other securities		272,062
		459,677

Telecommunication services 2.50%
Nippon Telegraph and Telephone Corp.[1]	2,323,000	109,310
SoftBank Group Corp.[1]	911,900	72,043
Other securities		62,916
		244,269

Real estate 1.95%
CK Asset Holdings Ltd.[1]	12,918,528	112,920
Other securities		77,784
		190,704

Miscellaneous 2.35%
Other common stocks in initial period of acquisition		229,314

Total common stocks (cost: $6,662,362,000)		8,863,965

Rights & warrants 0.07%
Miscellaneous 0.07%
Other rights & warrants in initial period of acquisition		6,390

Total rights & warrants (cost: $5,434,000)		6,390

Bonds, notes & other debt instruments 0.73%	Principal amount (000)
Corporate bonds & notes 0.40%
Materials 0.39%
First Quantum Minerals Ltd. 7.00%–7.25% 2021–2022[4]	$29,445	30,965
Other securities		7,014
		37,979

Energy 0.01%
Other securities		991

Total corporate bonds & notes		38,970

U.S. Treasury bonds & notes 0.20%
U.S. Treasury 0.20%
Other securities		19,983

American Funds Insurance Series	57

International Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.13%
Other securities		$12,485

Total bonds, notes & other debt instruments (cost: $60,483,000)		71,438

Short-term securities 8.34%
BNP Paribas Finance Inc. 1.72% due 2/22/2018[4]	$50,000	49,875
Federal Home Loan Bank 1.19%–1.29% due 1/9/2018–2/9/2018	170,000	169,813
Toronto-Dominion Bank 1.45% due 3/16/2018[4]	71,200	70,941
Other securities		523,191

Total short-term securities (cost: $813,936,000)		813,820
Total investment securities 99.98% (cost: $7,542,215,000)		9,755,613
Other assets less liabilities 0.02%		2,209

Net assets 100.00%		$9,757,822

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

				Unrealized
Contract amount				depreciation
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD26,911	INR1,744,071	Bank of America, N.A.	1/16/2018	$(355)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $7,999,131,000, which represented 81.98% of the net assets of the fund. This amount includes $7,669,394,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $604,006,000, which represented 6.19% of the net assets of the fund.

				Percent
Private placement	Acquisition	Cost	Value	of net
security	dates	(000)	(000)	assets
Axis Bank Ltd.	11/14/2017-12/18/2017	$60,701	$68,289.70%

Key to abbreviations and symbol

ADR = American Depositary Receipts
INR = Indian rupees
USD/$ = U.S. dollars

See Notes to Financial Statements

58	American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2017

Common stocks 91.02%	Shares	Value (000)
Information technology 25.59%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,887,000	$75,972
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	27,755
United Microelectronics Corp.[1]	207,154,634	98,512
Alphabet Inc., Class C2	73,700	77,120
Alphabet Inc., Class A2	16,900	17,802
Murata Manufacturing Co., Ltd.[1]	584,000	78,054
Baidu, Inc., Class A (ADR)[2]	332,600	77,898
Samsung Electronics Co., Ltd.[1]	18,500	43,953
Samsung Electronics Co., Ltd., nonvoting preferred[1]	7,750	15,108
Intel Corp.	1,279,460	59,060
Alibaba Group Holding Ltd. (ADR)[2]	336,537	58,029
Broadcom Ltd.	159,750	41,040
Microsoft Corp.	369,000	31,564
Renesas Electronics Corp.[1,2]	2,461,800	28,496
AAC Technologies Holdings Inc.[1]	1,316,563	23,415
TravelSky Technology Ltd., Class H1	7,580,456	22,717
Other securities		127,658
		904,153

Financials 11.18%
HDFC Bank Ltd.[1]	1,964,100	58,082
HDFC Bank Ltd. (ADR)	208,400	21,188
Grupo Financiero Galicia SA, Class B (ADR)	1,123,355	73,973
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,928,300	54,447
AIA Group Ltd.[1]	4,611,600	39,329
Sberbank of Russia PJSC (ADR)[1]	1,150,000	19,465
Sberbank of Russia PJSC (ADR)	682,500	11,623
Industrial and Commercial Bank of China Ltd., Class H1	27,600,000	22,133
Other securities		94,647
		394,887

Consumer discretionary 9.02%
Maruti Suzuki India Ltd.[1]	244,640	37,232
Kroton Educacional SA, ordinary nominative	6,457,000	35,817
Sony Corp.[1]	700,000	31,443
Naspers Ltd., Class N1	111,519	31,073
MakeMyTrip Ltd., non-registered shares[2]	871,500	26,014
Other securities		157,138
		318,717

Energy 8.62%
Reliance Industries Ltd.[1]	13,230,790	190,875
Royal Dutch Shell PLC, Class B1	1,050,000	35,413
Royal Dutch Shell PLC, Class A1	21,628	724
Other securities		77,508
		304,520

Consumer staples 8.07%
British American Tobacco PLC[1]	1,494,000	100,831
CP ALL PCL[1]	17,121,500	40,421
Nestlé SA1	312,196	26,828
Lenta Ltd. (GDR)[1,2]	4,126,200	24,008
Lenta Ltd. (GDR)[1,2,3]	244,500	1,423
Foshan Haitian Flavouring and Food Co. Ltd., Class A1	2,250,000	18,584
Other securities		73,058
		285,153

American Funds Insurance Series	59

New World Fund

Common stocks (continued)	Shares	Value (000)
Materials 7.77%
Randgold Resources Ltd.[1]	529,600	$52,539
Vale SA, ordinary nominative	4,093,786	49,687
First Quantum Minerals Ltd.	2,580,100	36,146
En+ Group PLC (GDR)[1,3]	1,886,800	26,038
Glencore PLC[1]	4,840,000	25,465
Klabin SA, units	4,219,400	22,387
Other securities		62,187
		274,449

Industrials 6.22%
Airbus SE, non-registered shares[1]	612,229	60,798
Eicher Motors Ltd.[1]	118,200	56,103
Grupo Aeroportuario del Sureste, SA de CV, Series B	1,315,200	23,951
Other securities		78,759
		219,611

Health care 4.44%
Hypermarcas SA, ordinary nominative	4,168,700	45,242
CSL Ltd.[1]	268,500	29,552
Other securities		82,021
		156,815

Telecommunication services 2.49%
SoftBank Group Corp.[1]	738,000	58,304
Other securities		29,559
		87,863

Utilities 1.88%
Infraestructura Energética Nova, SAB de CV	6,831,495	33,510
Other securities		32,956
		66,466
Real estate 1.08%
American Tower Corp. REIT	236,800	33,784
Other securities		4,281
		38,065

Miscellaneous 4.66%
Other common stocks in initial period of acquisition		164,831

Total common stocks (cost: $2,398,030,000)		3,215,530

Preferred securities 0.04%
Miscellaneous 0.04%
Meituan Corp., Series C, 8.00% noncumulative[1,2,4]	239,754	1,340

Total preferred securities (cost: $1,340,000)		1,340

Rights & warrants 1.78%
Consumer staples 1.58%
Hypermarcas SA, ordinary nominative[1,3]	5,330,000	44,024
Other securities		11,891
		55,915

Consumer discretionary 0.20%
Other securities		6,895

Total rights & warrants (cost: $40,814,000)		62,810

60	American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments 2.75%	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 2.27%
Other securities		$80,078

Corporate bonds & notes 0.45%
Materials 0.01%
Vale SA 6.25% 2026	$405	470

Other 0.44%
Other securities		15,552

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%
Other securities		999

Total bonds, notes & other debt instruments (cost: $93,990,000)		97,099

Short-term securities 4.85%
Bank of Montreal 1.70% due 3/15/2018	25,000	25,002
Federal Home Loan Bank 1.25%–1.31% due 2/5/2018–3/28/2018	76,900	76,758
Liberty Street Funding Corp. 1.78% due 3/21/2018[3]	25,000	24,901
Other securities		44,711

Total short-term securities (cost: $171,305,000)		171,372
Total investment securities 100.44% (cost: $2,705,479,000)		3,548,151
Other assets less liabilities (0.44)%		(15,438)

Net assets 100.00%		$3,532,713

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	61

New World Fund

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD116	MXN2,100	JPMorgan Chase	1/4/2018	$ 9
USD910	BRL3,000	JPMorgan Chase	1/5/2018	6
USD4,477	INR289,525	JPMorgan Chase	1/5/2018	(55)
USD1,426	BRL4,600	JPMorgan Chase	1/11/2018	42
USD514	BRL1,700	JPMorgan Chase	1/16/2018	3
USD687	INR44,350	Citibank	1/16/2018	(7)
USD1,224	ZAR16,605	Goldman Sachs	1/17/2018	(115)
USD314	EUR265	HSBC Bank	1/18/2018	(4)
USD450	TRY1,775	Bank of America, N.A.	1/18/2018	(15)
USD1,452	ZAR19,250	Barclays Bank PLC	1/24/2018	(97)
USD1,369	JPY153,000	Bank of America, N.A.	2/15/2018	8
USD562	JPY63,000	UBS AG	2/23/2018	1
USD633	EUR530	HSBC Bank	2/23/2018	(5)
USD1,807	INR120,000	Citibank	3/26/2018	(52)
USD151	EUR125	Bank of America, N.A.	12/13/2018	(2)
USD1,828	EUR1,520	Bank of America, N.A.	12/13/2018	(40)
				$(323)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,022,785,000, which represented 57.26% of the net assets of the fund. This amount includes $1,899,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $160,176,000, which represented 4.53% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.

Key to abbreviations and symbol

ADR = American Depositary Receipts
BRL = Brazilian reais
EUR = Euros
GDR = Global Depositary Receipts
INR = Indian rupees
JPY = Japanese yen
MXN = Mexican pesos
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand

See Notes to Financial Statements

62	American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2017

Common stocks 96.25%	Shares	Value (000)
Health care 19.17%
AbbVie Inc.	6,761,500	$653,905
Amgen Inc.	2,366,500	411,534
Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	205,300
Abbott Laboratories	2,945,000	168,071
Gilead Sciences, Inc.	1,808,012	129,526
Medtronic PLC	900,000	72,675
Bristol-Myers Squibb Co.	1,125,000	68,940
Other securities		87,621
		1,797,572

Financials 13.44%
JPMorgan Chase & Co.	3,884,900	415,451
Wells Fargo & Co.	6,013,000	364,809
Prudential Financial, Inc.	2,649,000	304,582
American International Group, Inc.	1,506,300	89,745
Other securities		85,952
		1,260,539

Information technology 11.95%
Intel Corp.	8,432,200	389,230
Texas Instruments Inc.	2,630,000	274,677
Microsoft Corp.	2,184,000	186,819
Apple Inc.	694,180	117,476
Western Union Co.	5,375,000	102,179
Other securities		50,629
		1,121,010

Industrials 11.36%
CSX Corp.	4,616,500	253,954
General Electric Co.	10,209,000	178,147
General Dynamics Corp.	861,000	175,170
Illinois Tool Works Inc.	650,000	108,453
Union Pacific Corp.	750,000	100,575
Boeing Co.	329,000	97,025
Rockwell Automation	450,000	88,358
United Technologies Corp.	500,000	63,785
		1,065,467

Consumer staples 10.68%
Altria Group, Inc.	2,754,000	196,663
Kimberly-Clark Corp.	1,395,800	168,417
Kellogg Co.	2,152,800	146,347
Philip Morris International Inc.	1,250,000	132,063
Mondelez International, Inc.	1,580,000	67,624
Kraft Heinz Co.	776,666	60,394
Other securities		229,727
		1,001,235

Telecommunication services 8.47%
Verizon Communications Inc.	9,609,171	508,614
AT&T Inc.	4,181,000	162,557
CenturyLink, Inc.	7,398,800	123,412
		794,583

Energy 7.82%
Canadian Natural Resources, Ltd.	6,284,000	224,464
Exxon Mobil Corp.	2,054,000	171,797
EOG Resources, Inc.	1,555,000	167,800
Halliburton Co.	2,419,700	118,251
Other securities		51,217
		733,529

American Funds Insurance Series	63

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 5.55%
Twenty-First Century Fox, Inc., Class A	3,955,900	$136,597
Marriott International, Inc., Class A	671,000	91,075
McDonald’s Corp.	500,000	86,060
General Motors Co.	2,000,000	81,980
Viacom Inc., Class B	2,112,850	65,097
Royal Caribbean Cruises Ltd.	500,000	59,640
		520,449

Materials 2.77%
Freeport-McMoRan Inc.[1]	6,163,000	116,851
Other securities		142,876
		259,727

Other 1.19%
Other securities		112,331

Miscellaneous 3.85%
Other common stocks in initial period of acquisition		361,132

Total common stocks (cost: $6,732,682,000)		9,027,574

Short-term securities 3.72%	Principal amount (000)
Cisco Systems, Inc. 1.23%–1.60% due 1/10/2018–3/6/2018[2]	$104,400	104,238
Federal Home Loan Bank 1.09%–1.24% due 1/10/2018–1/26/2018	75,800	75,772
General Electric Co. 1.42% due 1/2/2018	21,200	21,197
Microsoft Corp. 1.41% due 2/14/2018[2]	25,300	25,252
Other securities		122,735

Total short-term securities (cost: $349,269,000)		349,194
Total investment securities 99.97% (cost: $7,081,951,000)		9,376,768
Other assets less liabilities 0.03%		3,081

Net assets 100.00%		$9,379,849

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $166,417,000, which represented 1.77% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

64	American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2017

Common stocks 93.68%	Shares	Value (000)
Information technology 23.74%
Nintendo Co., Ltd.[1]	249,000	$90,649
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,226,800	70,899
Microsoft Corp.	807,000	69,031
Broadcom Ltd.	137,000	35,195
United Microelectronics Corp.[1]	68,320,000	32,489
AAC Technologies Holdings Inc.[1]	1,503,500	26,739
Murata Manufacturing Co., Ltd.[1]	190,000	25,395
Facebook, Inc., Class A2	120,000	21,175
Apple Inc.	118,000	19,969
TE Connectivity Ltd.	200,000	19,008
Alibaba Group Holding Ltd. (ADR)[2]	104,000	17,933
TEMENOS Group AG (Switzerland)[1]	128,000	16,381
Alphabet Inc., Class C2	9,000	9,418
Alphabet Inc., Class A2	6,000	6,320
MediaTek Inc.[1]	1,465,000	14,442
Other securities		24,047
		499,090

Financials 10.79%
Prudential PLC[1]	765,000	19,668
Wells Fargo & Co.	272,000	16,502
Blackstone Group LP	453,250	14,513
Other securities		176,199
		226,882

Industrials 10.63%
Airbus SE, non-registered shares[1]	503,000	49,951
Grupo Aeroportuario del Pacífico SAB de CV	2,930,000	30,114
Lockheed Martin Corp.	82,300	26,422
Boeing Co.	87,000	25,657
Deutsche Post AG1	523,000	24,845
Aeroflot - Russian Airlines PJSC[1]	6,632,000	15,914
Ryanair Holdings PLC (ADR)[2]	141,375	14,730
Other securities		35,956
		223,589

Consumer staples 8.80%
British American Tobacco PLC[1]	1,285,000	86,725
Nestlé SA1	558,700	48,010
Other securities		50,309
		185,044

Consumer discretionary 8.45%
Home Depot, Inc.	122,000	23,123
Vivendi SA1	715,200	19,232
Amazon.com, Inc.[2]	16,000	18,711
Sony Corp.[1]	375,000	16,845
Nitori Holdings Co., Ltd.[1]	105,000	14,972
Other securities		84,714
		177,597

Health care 7.15%
UnitedHealth Group Inc.	215,100	47,421
Centene Corp.[2]	212,000	21,387
Hypermarcas SA, ordinary nominative	1,662,000	18,037
Other securities		63,489
		150,334

American Funds Insurance Series	65

Global Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 6.18%
Reliance Industries Ltd.[1]	2,915,148	$42,056
BP PLC[1]	4,570,206	32,231
Royal Dutch Shell PLC, Class B (ADR)	242,000	16,526
Royal Dutch Shell PLC, Class B1	325,000	10,961
Royal Dutch Shell PLC, Class A (ADR)	7,395	494
Coal India Ltd.[1]	4,310,000	17,756
Other securities		9,987
		130,011

Materials 5.87%
Century Aluminum Co.[2]	1,650,000	32,406
Randgold Resources Ltd.[1]	271,100	26,895
James Hardie Industries PLC (CDI)[1]	850,000	14,963
Other securities		49,157
		123,421

Real estate 3.48%
Gaming and Leisure Properties, Inc. REIT	604,000	22,348
MGM Growth Properties LLC REIT, Class A	676,200	19,711
Other securities		31,028
		73,087

Utilities 2.24%
Ørsted AS1	491,552	26,780
Other securities		20,311
		47,091

Telecommunication services 1.74%
Verizon Communications Inc.	415,000	21,966
Other securities		14,635
		36,601

Miscellaneous 4.61%
Other common stocks in initial period of acquisition		96,833

Total common stocks (cost: $1,460,247,000)		1,969,580

Convertible bonds 0.31%	Principal amount (000)
Miscellaneous 0.31%
Other convertible bonds in initial period of acquisition		6,622

Total convertible bonds (cost: $6,003,000)		6,622

Bonds, notes & other debt instruments 2.00%
Corporate bonds & notes 1.95%
Telecommunication services 1.67%
Sprint Corp. 7.25% 2021	$33,000	35,021

Health care 0.28%
Other securities		5,975

U.S. Treasury bonds & notes 0.05%
U.S. Treasury 0.05%
Other securities		999

Total bonds, notes & other debt instruments (cost: $38,839,000)		41,995

66	American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 4.19%	Principal amount (000)	Value (000)
Caisse d’Amortissement de la Dette Sociale 1.35% due 1/4/2018[3]	$15,000	$14,997
Canadian Imperial Holdings Inc. 1.52% due 3/8/2018	25,000	24,926
Federal Home Loan Bank 1.28% due 2/5/2018	34,700	34,660
Other securities		13,546

Total short-term securities (cost: $88,134,000)		88,129
Total investment securities 100.18% (cost: $1,593,223,000)		2,106,326
Other assets less liabilities (0.18)%		(3,880)

Net assets 100.00%		$2,102,446

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,083,748,000, which represented 51.55% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $18,995,000, which represented .90% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

See Notes to Financial Statements

American Funds Insurance Series	67

Growth-Income Fund

Summary investment portfolio December 31, 2017

Common stocks 94.11%	Shares	Value (000)
Information technology 16.93%
Microsoft Corp.	8,905,427	$761,770
Alphabet Inc., Class A1	373,700	393,655
Alphabet Inc., Class C1	309,284	323,635
Texas Instruments Inc.	4,723,259	493,297
Broadcom Ltd.	1,715,390	440,684
Intel Corp.	9,418,000	434,735
Apple Inc.	1,793,300	303,480
Accenture PLC, Class A	1,654,500	253,287
QUALCOMM Inc.	3,519,175	225,298
Other securities		1,566,268
		5,196,109

Consumer discretionary 16.28%
Amazon.com, Inc.[1]	1,044,100	1,221,044
Netflix, Inc.[1]	3,533,077	678,209
Twenty-First Century Fox, Inc., Class A	8,541,000	294,921
Twenty-First Century Fox, Inc., Class B	595,000	20,301
Comcast Corp., Class A	6,346,200	254,165
Home Depot, Inc.	1,243,000	235,586
NIKE, Inc., Class B	2,954,200	184,785
Other securities		2,107,272
		4,996,283

Health care 14.86%
AbbVie Inc.	8,376,600	810,101
Amgen Inc.	2,761,983	480,309
UnitedHealth Group Inc.	1,513,596	333,687
Stryker Corp.	2,006,441	310,677
Gilead Sciences, Inc.	4,284,100	306,913
Express Scripts Holding Co.[1]	3,627,500	270,757
Humana Inc.	938,500	232,814
Abbott Laboratories	3,808,000	217,323
Merck & Co., Inc.	3,714,380	209,008
Illumina, Inc.[1]	867,550	189,551
Other securities		1,198,546
		4,559,686

Financials 10.94%
JPMorgan Chase & Co.	4,639,300	496,127
Wells Fargo & Co.	4,306,000	261,245
Bank of New York Mellon Corp.	4,599,400	247,724
Intercontinental Exchange, Inc.	2,541,065	179,298
Other securities		2,172,144
		3,356,538

Industrials 9.48%
CSX Corp.	5,387,000	296,339
BWX Technologies, Inc.	4,772,174	288,669
General Dynamics Corp.	1,342,100	273,050
Airbus SE, non-registered shares[2]	2,117,764	210,306
Textron Inc.	3,456,100	195,581
Union Pacific Corp.	1,404,933	188,402
General Electric Co.	10,538,000	183,888
Other securities		1,274,657
		2,910,892

68	American Funds Insurance Series

Growth-Income Fund

Common stocks	Shares	Value (000)
Consumer staples 7.51%
British American Tobacco PLC[2]	3,746,100	$252,826
British American Tobacco PLC (ADR)	494,440	33,122
Philip Morris International Inc.	2,702,430	285,512
Coca-Cola Co.	5,964,900	273,670
Other securities		1,459,289
		2,304,419

Energy 6.38%
TOTAL SA2	4,561,625	251,689
EOG Resources, Inc.	2,277,300	245,743
Chevron Corp.	1,646,900	206,175
Other securities		1,254,386
		1,957,993

Materials 4.46%
Celanese Corp., Series A	2,573,233	275,542
Vale SA, ordinary nominative (ADR)	17,367,884	212,409
Vale SA, ordinary nominative	4,147,848	50,343
DowDuPont Inc.	3,554,100	253,123
Freeport-McMoRan Inc.[1]	9,055,000	171,683
Other securities		405,702
		1,368,802

Telecommunication services 1.96%
Verizon Communications Inc.	10,912,400	577,593
Other securities		23,231
		600,824

Real estate 1.74%
Other securities		535,421

Utilities 0.82%
Sempra Energy	1,824,600	195,086
Other securities		56,171
		251,257

Mutual funds 0.18%
Other securities		55,129

Miscellaneous 2.57%
Other common stocks in initial period of acquisition		789,777

Total common stocks (cost: $20,214,067,000)		28,883,130

Convertible stocks 0.04%
Financials 0.02%
Other securities		5,450

Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		6,192

Total convertible stocks (cost: $11,900,000)		11,642

Convertible bonds 0.35%	Principal amount (000)
Other 0.35%
Other securities		107,354

Total convertible bonds (cost: $71,028,000)		107,354

American Funds Insurance Series	69

Growth-Income Fund

Bonds, notes & other debt instruments 0.18%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.18%
U.S. Treasury 0.18%
Other securities		$56,489

Total bonds, notes & other debt instruments (cost: $60,201,000)		56,489

Short-term securities 5.38%
Apple Inc. 1.50% due 2/20/2018[3]	$50,000	49,892
Chariot Funding, LLC 1.45%–1.50% due 3/14/2018–3/19/2018[3]	48,000	47,822
Coca-Cola Co. 1.26% due 1/31/2018[3]	50,000	49,932
Federal Home Loan Bank 1.12%–1.31% due 1/3/2018–3/2/2018	323,700	323,272
Freddie Mac 1.08%–1.28% due 1/26/2018–4/6/2018	223,948	223,415
Microsoft Corp. 1.30% due 1/23/2018[3]	59,300	59,241
Other securities		897,684

Total short-term securities (cost: $1,651,541,000)		1,651,258
Total investment securities 100.06% (cost: $22,008,737,000)		30,709,873
Other assets less liabilities (0.06)%		(17,511)

Net assets 100.00%		$30,692,362

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $5,450,000, an aggregate cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,958,273,000, which represented 9.64% of the net assets of the fund. This amount includes $2,749,134,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,049,318,000, which represented 3.42% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

70	American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2017

Common stocks 90.99%	Shares	Value (000)
Financials 22.93%
HDFC Bank Ltd.[1]	1,228,800	$36,338
Banco Santander, SA1	4,488,061	29,430
Zurich Insurance Group AG1	92,200	28,041
KB Financial Group Inc.[1]	356,500	21,078
Intesa Sanpaolo SpA[1]	5,900,000	19,568
Sberbank of Russia PJSC (ADR)[1]	1,141,660	19,324
Prudential PLC[1]	738,000	18,974
St. James’s Place PLC[1]	1,048,000	17,323
UniCredit SpA[1,2]	914,400	17,035
AIA Group Ltd.[1]	1,833,000	15,632
Sumitomo Mitsui Financial Group, Inc.[1]	308,000	13,302
Itaú Unibanco Holding SA, preferred nominative (ADR)	991,300	12,887
Sampo Oyj, Class A1	203,000	11,152
Lloyds Banking Group PLC[1]	11,968,000	10,959
Other securities		64,168
		335,211

Consumer staples 9.11%
British American Tobacco PLC[1]	437,600	29,534
Pernod Ricard SA1	128,650	20,364
Philip Morris International Inc.	153,475	16,215
Imperial Brands PLC[1]	316,016	13,505
Other securities		53,616
		133,234

Industrials 8.38%
Shanghai International Airport Co., Ltd., Class A1	5,134,562	35,457
Airbus SE, non-registered shares[1]	253,960	25,220
ASSA ABLOY AB, Class B1	681,100	14,133
Other securities		47,672
		122,482

Utilities 8.02%
Ørsted AS1	497,000	27,077
EDP - Energias de Portugal, SA1	6,947,820	24,049
Korea Electric Power Corp.[1]	346,800	12,358
Power Assets Holdings Ltd.[1]	1,313,000	11,081
CK Infrastructure Holdings Ltd.[1]	1,282,000	11,006
Other securities		31,740
		117,311

Information technology 7.86%
Samsung Electronics Co., Ltd.[1]	14,996	35,628
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	3,840,000	29,507
ASML Holding NV1	68,600	11,901
Flex Ltd.[2]	647,500	11,648
Other securities		26,180
		114,864

Health care 7.72%
Novartis AG1	341,145	28,841
Hikma Pharmaceuticals PLC[1]	1,317,700	20,164
Fresenius SE & Co. KGaA[1]	165,000	12,847
Teva Pharmaceutical Industries Ltd. (ADR)	662,000	12,545
Daiichi Sankyo Co., Ltd.[1]	451,900	11,770
Other securities		26,718
		112,885

American Funds Insurance Series	71

International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 7.36%
Toyota Motor Corp.[1]	226,000	$14,472
LVMH Moët Hennessy-Louis Vuitton SE1	48,000	14,100
Naspers Ltd., Class N1	41,000	11,424
Other securities		67,608
		107,604

Real estate 6.09%
CK Asset Holdings Ltd.[1]	3,833,348	33,507
Sun Hung Kai Properties Ltd.[1]	1,760,000	29,318
Daito Trust Construction Co., Ltd.[1]	95,500	19,453
Other securities		6,799
		89,077

Energy 5.53%
Royal Dutch Shell PLC, Class A1	1,780,359	59,601
TOTAL SA1	297,739	16,428
Other securities		4,763
		80,792

Materials 5.03%
Rio Tinto PLC[1]	475,800	25,111
Yara International ASA[1]	343,000	15,700
Other securities		32,641
		73,452

Telecommunication services 2.96%
BT Group PLC[1]	5,623,761	20,591
Nippon Telegraph and Telephone Corp.[1]	409,800	19,283
Other securities		3,419
		43,293

Total common stocks (cost: $1,140,729,000)		1,330,205

Bonds, notes & other debt instruments 2.52%	Principal amount (000)
Corporate bonds & notes 1.26%
Other 1.26%
Other securities		18,499

Total corporate bonds & notes		18,499

Bonds & notes of governments & government agencies outside the U.S. 1.23%
Other securities		17,993

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%
U.S. Treasury 0.875% 2018	$420	419

Total bonds, notes & other debt instruments (cost: $33,615,000)		36,911

72	American Funds Insurance Series

International Growth and Income Fund

Short-term securities 6.39%	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.53% due 1/18/2018	$21,000	$20,982
U.S. Treasury Bills 1.50% due 6/28/2018	26,300	26,105
United Parcel Service Inc. 1.62% due 3/19/2018[3]	20,000	19,933
Victory Receivables Corp. 1.43% due 1/16/2018[3]	20,900	20,884
Other securities		5,493

Total short-term securities (cost: $93,402,000)		93,397
Total investment securities 99.90% (cost: $1,267,746,000)		1,460,513
Other assets less liabilities 0.10%		1,454

Net assets 100.00%		$1,461,967

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $4,549,000, an aggregate cost of $4,634,000, and which represented .31% of the net assets of the fund) was acquired on 12/18/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,229,130,000, which represented 84.07% of the net assets of the fund. This amount includes $1,188,243,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $61,360,000, which represented 4.20% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	73

Capital Income Builder

Summary investment portfolio December 31, 2017

Common stocks 68.87%	Shares	Value (000)
Energy 10.19%
Occidental Petroleum Corp.	146,900	$10,820
Schlumberger Ltd.	119,800	8,073
Royal Dutch Shell PLC, Class B1	213,240	7,192
Royal Dutch Shell PLC, Class B (ADR)	8,500	581
Royal Dutch Shell PLC, Class A1	101	3
Enbridge Inc. (CAD denominated)	174,970	6,843
Enbridge Inc. (CAD denominated)[1,2]	12,969	497
Williams Companies, Inc.	215,800	6,580
Kinder Morgan, Inc.	359,000	6,487
Inter Pipeline Ltd.	260,000	5,384
Helmerich & Payne, Inc.	76,300	4,932
Other securities		3,170
		60,562

Financials 10.13%
Wells Fargo & Co.	124,600	7,559
CME Group Inc., Class A	39,416	5,757
Sampo Oyj, Class A1	95,858	5,266
Zurich Insurance Group AG1	16,306	4,959
Other securities		36,663
		60,204

Consumer staples 8.82%
Diageo PLC[1]	259,500	9,497
Philip Morris International Inc.	86,020	9,088
Coca-Cola Co.	129,500	5,942
British American Tobacco PLC[1]	79,700	5,379
Imperial Brands PLC[1]	123,800	5,291
Other securities		17,225
		52,422

Information technology 8.46%
Microsoft Corp.	132,120	11,302
QUALCOMM Inc.	172,400	11,037
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,005,800	7,729
Intel Corp.	151,900	7,012
Other securities		13,193
		50,273

Consumer discretionary 6.27%
Las Vegas Sands Corp.	176,600	12,272
Greene King PLC[1]	948,000	7,101
Sands China Ltd.[1]	944,000	4,859
Other securities		13,041
		37,273

Telecommunication services 5.93%
Vodafone Group PLC[1]	4,255,100	13,442
HKT Trust and HKT Ltd., units[1]	4,775,340	6,090
Koninklijke KPN NV1	1,553,475	5,420
Other securities		10,311
		35,263

Real estate 4.88%
Crown Castle International Corp. REIT	76,900	8,537
Link REIT[1]	690,500	6,398
Digital Realty Trust, Inc. REIT	51,200	5,832
Other securities		8,255
		29,022

74	American Funds Insurance Series

Capital Income Builder

Common stocks	Shares	Value (000)
Utilities 4.44%
SSE PLC[1]	397,689	$7,085
PG&E Corp.	115,756	5,189
Other securities		14,125
		26,399

Health care 3.93%
AstraZeneca PLC (ADR)	113,500	3,939
AstraZeneca PLC[1]	39,300	2,697
Roche Holding AG, non-registered shares, nonvoting[1]	23,575	5,963
Other securities		10,752
		23,351

Industrials 3.54%
Airbus SE, non-registered shares[1]	82,392	8,182
Boeing Co.	17,600	5,190
Other securities		7,680
		21,052

Materials 2.06%
DowDuPont Inc.	84,800	6,040
Other securities		6,231
		12,271

Miscellaneous 0.22%
Other common stocks in initial period of acquisition		1,290

Total common stocks (cost: $377,538,000)		409,382

Convertible stocks 2.52%
Real estate 2.52%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	100,400	12,625
Crown Castle International Corp., Series A, 7.00% convertible preferred 2020	2,231	2,342
		14,967

Total convertible stocks (cost: $14,048,000)		14,967

Bonds, notes & other debt instruments 23.70%	Principal amount (000)
U.S. Treasury bonds & notes 14.63%
U.S. Treasury 13.42%
U.S. Treasury 8.00% 2021	$5,500	6,704
U.S. Treasury 8.125% 2021	8,200	9,933
U.S. Treasury 1.625% 2022	6,050	5,901
U.S. Treasury 1.75% 2022	5,015	4,925
U.S. Treasury 1.875% 2022	9,000	8,879
U.S. Treasury 2.00% 2022	15,000	14,872
U.S. Treasury 2.00% 2025	9,400	9,175
U.S. Treasury 0%–2.88% 2020–2047	24,078	19,350
		79,739

U.S. Treasury inflation-protected securities 1.21%
U.S. Treasury Inflation-Protected Securities 0.38%–0.63% 2025–2027[3]	7,202	7,206

Total U.S. Treasury bonds & notes		86,945

American Funds Insurance Series	75

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 4.78%
Federal agency mortgage-backed obligations 4.70%
Fannie Mae 4.00% 2047[4]	$13,899	$14,559
Fannie Mae 4.50% 2048[4,5]	6,270	6,664
Fannie Mae 4.00% 2046–2047[4]	2,043	2,140
Other securities		4,609
		27,972

Other 0.08%
Other securities		461

Total mortgage-backed obligations		28,433

Corporate bonds & notes 3.62%
Financials 1.19%
Wells Fargo & Co. 3.58%–4.60% 2021–2028	385	406
Other securities		6,647
		7,053

Energy 0.52%
Kinder Morgan, Inc. 5.55% 2045	200	219
Schlumberger BV 3.625% 2022[2]	200	206
Other securities		2,653
		3,078

Consumer staples 0.35%
British American Tobacco PLC 3.557% 2027[2]	600	602
Reynolds American Inc. 6.875% 2020	300	329
Other securities		1,161
		2,092

Industrials 0.09%
General Electric Capital Corp. 5.50% 2020	150	160
Other securities		395
		555

Information technology 0.09%
Microsoft Corp. 4.00% 2021	500	525

Other 1.38%
Other securities		8,211

Total corporate bonds & notes		21,514

Asset-backed obligations 0.67%
Other securities		3,981

Total bonds, notes & other debt instruments (cost: $141,713,000)		140,873

Short-term securities 5.71%
Cisco Systems, Inc. 1.23%–1.60% due 1/10/2018–3/6/2018[2]	13,100	13,081
Federal Home Loan Bank 1.14% due 1/26/2018	8,500	8,493
General Electric Co. 1.42% due 1/2/2018	12,400	12,398

Total short-term securities (cost: $33,975,000)		33,972
Total investment securities 100.80% (cost: $567,274,000)		599,194
Other assets less liabilities (0.80)%		(4,737)

Net assets 100.00%		$594,457

76	American Funds Insurance Series

Capital Income Builder

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $207,660,000, which represented 34.93% of the net assets of the fund. This amount includes $207,107,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $18,622,000, which represented 3.13% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	77

Asset Allocation Fund

Summary investment portfolio December 31, 2017

Common stocks 64.31%	Shares	Value (000)
Information technology 17.88%
Microsoft Corp.	10,520,000	$899,881
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,001,000	594,790
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	8,600,000	66,083
ASML Holding NV (New York registered)	2,502,100	434,915
VeriSign, Inc.[2]	3,140,000	359,342
Intel Corp.	6,945,000	320,581
Broadcom Ltd.	1,245,000	319,840
Facebook, Inc., Class A2	1,385,000	244,397
Intuit Inc.	1,100,000	173,558
Western Digital Corp.	2,100,000	167,013
Other securities		1,008,412
		4,588,812

Health care 9.26%
UnitedHealth Group Inc.	2,542,000	560,409
Johnson & Johnson	2,850,000	398,202
Aetna Inc.	1,600,000	288,624
Humana Inc.	965,000	239,388
Express Scripts Holding Co.[2]	3,100,000	231,384
Other securities		659,219
		2,377,226

Financials 9.12%
Chubb Ltd.	2,410,000	352,173
JPMorgan Chase & Co.	2,600,000	278,044
Arch Capital Group Ltd.[2]	2,632,000	238,907
First Republic Bank	2,480,000	214,867
Wells Fargo & Co.	3,406,400	206,666
Bank of America Corp.	7,000,000	206,640
Citigroup Inc.	2,750,000	204,628
Other securities		638,415
		2,340,340

Consumer discretionary 6.76%
Comcast Corp., Class A	9,350,000	374,467
Home Depot, Inc.	1,500,000	284,295
Newell Brands Inc.	7,168,500	221,507
Amazon.com, Inc.[2]	160,225	187,378
VF Corp.	2,250,000	166,500
General Motors Co.	3,500,000	143,465
Other securities		357,289
		1,734,901

Energy 5.61%
Noble Energy, Inc.	10,500,000	305,970
Weatherford International PLC[2,3]	56,000,000	233,520
Royal Dutch Shell PLC, Class B (ADR)	2,412,000	164,716
Chevron Corp.	1,279,750	160,212
Suncor Energy Inc.	4,000,000	146,858
Other securities		427,574
		1,438,850

Consumer staples 4.47%
Nestlé SA1	2,908,230	249,910
Nestlé SA (ADR)	900,000	77,373
Philip Morris International Inc.	2,375,000	250,919
Associated British Foods PLC[1]	4,600,000	174,876
British American Tobacco PLC[1]	2,357,400	159,102
Other securities		233,411
		1,145,591

78	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Materials 3.59%
DowDuPont Inc.	5,877,000	$418,560
LyondellBasell Industries NV	2,200,000	242,704
Other securities		260,758
		922,022

Industrials 3.38%
Lockheed Martin Corp.	1,262,000	405,165
Boeing Co.	1,239,000	365,393
Other securities		95,622
		866,180

Real estate 1.28%
Other securities		329,533

Telecommunication services 0.39%
Other securities		99,225

Miscellaneous 2.57%
Other common stocks in initial period of acquisition		660,297

Total common stocks (cost: $11,282,199,000)		16,502,977

Convertible stocks 0.05%
Industrials 0.05%
Other securities		12,787

Total convertible stocks (cost: $19,828,000)		12,787

Bonds, notes & other debt instruments 26.66%	Principal amount (000)
U.S. Treasury bonds & notes 11.42%
U.S. Treasury 9.31%
U.S. Treasury 1.50% 2019	$400,000	398,592
U.S. Treasury 1.25% 2020[4]	318,117	313,985
U.S. Treasury 2.875% 2046	147,158	150,997
U.S. Treasury 0.63%–4.75% 2018–2047	1,531,262	1,524,916
		2,388,490

U.S. Treasury inflation-protected securities 2.11%
U.S. Treasury Inflation-Protected Security 0.625% 2024[5]	215,862	219,605
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	135,765	156,816
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2047[5]	163,593	164,355
		540,776

Total U.S. Treasury bonds & notes		2,929,266

Corporate bonds & notes 8.93%
Energy 1.77%
Noble Energy, Inc. 3.85%–4.95% 2028–2047	11,535	11,662
Other securities		441,692
		453,354

Financials 1.37%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	6,905	7,082
Citigroup Inc. 1.70%–3.20% 2018–2026	15,011	14,938
JPMorgan Chase & Co. 2.55%–5.30% 2020–2049	12,277	12,517
Other securities		316,261
		350,798

American Funds Insurance Series	79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care 1.23%
Aetna Inc. 1.70% 2018	$855	$854
Johnson & Johnson 2.25%–3.75% 2022–2047	6,785	6,861
Other securities		307,172
		314,887

Consumer discretionary 0.79%
Comcast Corp. 1.63%–5.88% 2018–2036	9,285	8,908
Home Depot, Inc. 1.80%–4.25% 2020–2046	6,915	7,304
Other securities		187,027
		203,239

Consumer staples 0.52%
Philip Morris International Inc. 1.88%–4.25% 2020–2044	19,155	19,258
Other securities		113,383
		132,641

Industrials 0.45%
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	15,050	15,440
Other securities		100,152
		115,592

Information technology 0.41%
Broadcom Ltd. 2.38%–3.88% 2020–2027[6]	10,300	10,188
Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,934
Other securities		86,459
		104,581

Other 2.39%
Other securities		615,194

Total corporate bonds & notes		2,290,286

Mortgage-backed obligations 5.29%
Federal agency mortgage-backed obligations 5.14%
Fannie Mae 0%–7.50% 2021–2048[7,8,9]	600,155	624,707
Freddie Mac 1.69%–6.50% 2022–2048[7,8,9]	497,009	513,878
Other securities		178,667
		1,317,252

Other 0.15%
Other securities		40,640

Total mortgage-backed obligations		1,357,892

Federal agency bonds & notes 0.20%
Fannie Mae 1.88%–2.00% 2022–2026	16,000	15,269
Federal Home Loan Bank 0.875% 2018	17,140	17,084
Freddie Mac 0.75% 2018	18,768	18,741

Total federal agency bonds & notes		51,094

Other 0.82%
Other securities		211,780

Total bonds, notes & other debt instruments (cost: $6,788,125,000)		6,840,318

80	American Funds Insurance Series

Asset Allocation Fund

Short-term securities 10.93%	Principal amount (000)	Value (000)
CAFCO, LLC 1.52% due 2/27/2018[6]	$50,000	$49,863
Chariot Funding, LLC 1.50%–1.85% due 3/14/2018–6/19/2018[6]	137,300	136,335
Fannie Mae 1.30% due 3/28/2018	25,000	24,917
Federal Home Loan Bank 1.08%–1.36% due 1/10/2018–3/28/2018	1,089,945	1,088,477
Freddie Mac 1.06%–1.28% due 2/7/2018–4/6/2018	375,000	374,036
Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/13/2018[6]	151,000	150,819
U.S. Treasury Bills 1.02%–1.44% due 1/2/2018–6/14/2018	360,000	359,419
Other securities		619,433

Total short-term securities (cost: $2,803,685,000)		2,803,299
Total investment securities 101.95% (cost: $20,893,837,000)		26,159,381
Other assets less liabilities (1.95)%		(499,287)

Net assets 100.00%		$25,660,094

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,647,000, which represented ..19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $40,857,000, an aggregate cost of $62,607,000, and which represented .15% of the net assets of the fund) were acquired from 3/10/2010 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[10]	12/31/2017[11]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year Ultra U.S. Treasury Note Futures	Short	250	March 2018	$(25,000)	$(33,391)	$(235)
30 Year Ultra U.S. Treasury Bond Futures	Short	250	March 2018	(25,000)	(41,914)	(278)
5 Year U.S. Treasury Note Futures	Long	614	April 2018	61,400	71,325	(313)
2 Year U.S. Treasury Note Futures	Short	179	April 2018	(35,800)	(38,325)	73
						$(753)

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	1.501%	6/8/2019	$100,000	$ 658	$ —	$658
1.336%	U.S. EFFR	6/8/2019	100,000	(605)	—	(605)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(866)	—	(866)
3-month USD-LIBOR	3.402%	6/23/2044	18,000	(3,124)	—	(3,124)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(2,311)	—	(2,311)
					$ —	$(6,248)

American Funds Insurance Series	81

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliate at
	Beginning			Ending	gain	depreciation	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.91%
Energy 0.91%
Weatherford International PLC[2]	42,200,000	13,800,000	—	56,000,000	$ —	$(35,533)	$ —	$233,520

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,001,357,000, which represented 3.90% of the net assets of the fund. This amount includes $957,800,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,119,000, which represented .03% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,510,770,000, which represented 5.89% of the net assets of the fund.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.
[9]	Purchased on a TBA basis.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

82	American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2017

Common stocks 61.54%	Shares	Value (000)
Information technology 11.18%
Nintendo Co., Ltd.[1]	19,800	$7,208
Microsoft Corp.	71,100	6,082
ASML Holding NV1	34,000	5,899
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	664,000	5,102
Keyence Corp.[1]	4,400	2,457
Amphenol Corp., Class A	24,000	2,107
Alphabet Inc., Class C2	2,005	2,098
Other securities		8,623
		39,576

Industrials 8.31%
Boeing Co.	16,750	4,940
Harmonic Drive Systems Inc.[1]	50,300	2,935
Flughafen Zürich AG1	12,235	2,798
ASSA ABLOY AB, Class B1	118,000	2,448
BAE Systems PLC[1]	303,000	2,330
AB Volvo, Class B1	102,000	1,898
Other securities		12,055
		29,404

Financials 8.04%
HSBC Holdings PLC (GBP denominated)[1]	539,633	5,565
JPMorgan Chase & Co.	42,700	4,567
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	376,000	2,582
Wells Fargo & Co.	40,200	2,439
HDFC Bank Ltd. (ADR)	21,605	2,197
AIA Group Ltd.[1]	250,000	2,132
Sberbank of Russia PJSC (ADR)[1]	123,000	2,082
Other securities		6,876
		28,440

Consumer staples 7.20%
British American Tobacco PLC[1]	104,700	7,066
British American Tobacco PLC (ADR)	22,146	1,484
Philip Morris International Inc.	36,700	3,877
Nestlé SA1	43,800	3,764
Altria Group, Inc.	51,000	3,642
Coca-Cola European Partners PLC	48,000	1,913
Other securities		3,734
		25,480

Health care 5.01%
Humana Inc.	20,830	5,167
Merck & Co., Inc.	56,120	3,158
Mettler-Toledo International Inc.[2]	3,500	2,168
Fisher & Paykel Healthcare Corp. Ltd.[1]	204,000	2,069
Other securities		5,186
		17,748

Materials 4.42%
DowDuPont Inc.	63,075	4,492
Linde AG, non-registered shares[1,2]	8,900	2,082
Croda International PLC[1]	31,900	1,905
Other securities		7,149
		15,628

Energy 4.37%
Royal Dutch Shell PLC, Class B1	109,200	3,683
Royal Dutch Shell PLC, Class A1	585	20
ConocoPhillips	49,506	2,717
Enbridge Inc. (CAD denominated)	50,594	1,979

American Funds Insurance Series	83

Global Balanced Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Enbridge Inc. (CAD denominated)[1,3]	16,157	$619
LUKOIL Oil Co. PJSC (ADR)[1]	39,800	2,277
Other securities		4,156
		15,451

Consumer discretionary 4.31%
Amazon.com, Inc.[2]	3,400	3,976
Peugeot SA1	136,500	2,773
Nokian Renkaat Oyj[1]	50,634	2,294
Home Depot, Inc.	10,000	1,895
Other securities		4,333
		15,271

Utilities 2.11%
Enel Américas SA (ADR)	197,000	2,201
Other securities		5,269
		7,470

Real estate 1.73%
Daito Trust Construction Co., Ltd.[1]	11,000	2,241
Link REIT[1]	211,697	1,962
Equinix, Inc. REIT	4,240	1,921
		6,124

Miscellaneous 4.86%
Other common stocks in initial period of acquisition		17,202

Total common stocks (cost: $160,781,000)		217,794

Bonds, notes & other debt instruments 31.65%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.13%
Japan 0.10%–2.30% 2018–2046[4]	¥1,000,339	9,538
Poland (Republic of) 3.25%–5.75% 2020–2025	PLN12,590	3,930
Other securities		36,549
		50,017

U.S. Treasury bonds & notes 9.59%
U.S. Treasury 7.38%
U.S. Treasury 1.625% 2022	$3,850	3,755
U.S. Treasury 2.125% 2024	2,025	2,001
U.S. Treasury 2.25% 2027	2,800	2,762
U.S. Treasury 0.75%–3.13% 2018–2046	17,788	17,587
		26,105

U.S. Treasury inflation-protected securities 2.21%
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2044[4]	7,731	7,837

Total U.S. Treasury bonds & notes		33,942

Corporate bonds & notes 6.33%
Financials 1.43%
HSBC Holdings PLC 3.375% 2024	€100	124
HSBC Holdings PLC 3.90%–4.30% 2026	$400	421
JPMorgan Chase & Co. 2.55%–6.75% 2021–2049	389	407
Other securities		4,100
		5,052

84	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Utilities 1.05%
Other securities		$3,704

Consumer discretionary 0.79%
Amazon.com, Inc. 2.80%–3.15% 2024–2027[3]	$265	265
Other securities		2,516
		2,781

Health care 0.67%
Humana Inc. 3.15% 2022	100	101
Other securities		2,275
		2,376

Consumer staples 0.40%
Altria Group, Inc. 2.63%–4.75% 2020–2042	400	420
British American Tobacco PLC 3.56%–4.39% 2027–2037[3]	185	189
Philip Morris International Inc. 2.00%–4.25% 2020–2044	195	197
Reynolds American Inc. 4.00%–4.45% 2022–2025	120	128
Other securities		478
		1,412

Information technology 0.34%
Microsoft Corp. 2.40%–3.30% 2026–2027	640	653
Other securities		543
		1,196

Other 1.65%
Other securities		5,862

Total corporate bonds & notes		22,383

Mortgage-backed obligations 1.54%
Other 1.54%
Other securities		5,463

Total mortgage-backed obligations		5,463

Asset-backed obligations 0.06%
Other securities		200

Total bonds, notes & other debt instruments (cost: $111,365,000)		112,005

Short-term securities 7.47%
Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/2018[3]	5,000	4,996
Mizuho Bank, Ltd. 1.59% due 1/25/2018[3]	8,300	8,290
Royal Bank of Canada 1.34%–1.53% due 1/8/2018–1/16/2018	7,500	7,494
Thunder Bay Funding, LLC 1.70% due 3/6/2018[3]	475	473
Victory Receivables Corp. 1.42% due 1/17/2018[3]	4,200	4,197
Other securities		998

Total short-term securities (cost: $26,451,000)		26,448
Total investment securities 100.66% (cost: $298,597,000)		356,247
Other assets less liabilities (0.66)%		(2,348)

Net assets 100.00%		$353,899

American Funds Insurance Series	85

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD419	MXN7,600	JPMorgan Chase	1/4/2018	$33
JPY21,922	AUD250	UBS AG	1/5/2018	— [5]
USD207	INR13,400	Citibank	1/5/2018	(3)
USD274	CAD350	Bank of America, N.A.	1/5/2018	(4)
USD571	INR36,900	JPMorgan Chase	1/5/2018	(7)
USD205	ZAR2,900	UBS AG	1/5/2018	(29)
EUR266	USD312	Goldman Sachs	1/8/2018	8
USD428	ILS1,500	Bank of America, N.A.	1/9/2018	(3)
USD651	EUR550	HSBC Bank	1/9/2018	(10)
EUR502	USD600	Bank of America, N.A.	1/10/2018	3
USD234	CAD300	Bank of America, N.A.	1/10/2018	(5)
JPY96,672	USD863	JPMorgan Chase	1/10/2018	(5)
USD228	AUD300	Goldman Sachs	1/10/2018	(6)
USD327	PLN1,158	JPMorgan Chase	1/10/2018	(6)
USD251	AUD330	JPMorgan Chase	1/10/2018	(7)
USD1,103	JPY125,000	JPMorgan Chase	1/10/2018	(7)
JPY63,535	USD573	JPMorgan Chase	1/10/2018	(8)
USD468	CAD600	Goldman Sachs	1/10/2018	(9)
JPY90,073	USD811	Barclays Bank PLC	1/10/2018	(11)
JPY40,289	USD357	Bank of America, N.A.	1/11/2018	1
USD730	AUD970	Citibank	1/12/2018	(27)
USD478	INR31,000	Bank of America, N.A.	1/16/2018	(6)
JPY134,232	USD1,190	JPMorgan Chase	1/17/2018	2
USD297	EUR250	Bank of America, N.A.	1/17/2018	(3)
USD550	CAD700	Bank of America, N.A.	1/17/2018	(7)
USD361	AUD475	JPMorgan Chase	1/17/2018	(9)
USD399	MXN7,700	Bank of America, N.A.	1/18/2018	9
CHF385	USD391	Goldman Sachs	1/18/2018	5
JPY22,275	USD198	Goldman Sachs	1/18/2018	— [5]
NOK2,700	USD322	Bank of America, N.A.	1/19/2018	7
USD766	EUR650	Bank of America, N.A.	1/19/2018	(14)
EUR645	USD760	Citibank	1/22/2018	15
EUR349	USD413	UBS AG	1/22/2018	6
EUR227	GBP200	Goldman Sachs	1/22/2018	2
JPY31,929	USD284	Citibank	1/22/2018	(1)
JPY69,685	USD623	Barclays Bank PLC	1/22/2018	(4)
USD2,253	GBP1,700	Barclays Bank PLC	1/22/2018	(44)
SEK3,609	USD430	Citibank	1/23/2018	11
EUR357	USD422	Citibank	1/23/2018	6
JPY57,092	USD506	UBS AG	1/23/2018	1
USD171	ILS600	JPMorgan Chase	1/23/2018	(2)
USD448	PLN1,600	Citibank	1/23/2018	(12)
SEK1,625	USD192	Barclays Bank PLC	1/24/2018	7
USD216	MXN4,250	JPMorgan Chase	1/31/2018	1
EUR482	USD573	Bank of America, N.A.	2/6/2018	6
USD421	PLN1,500	Bank of America, N.A.	2/7/2018	(9)
SEK1,270	USD151	Bank of America, N.A.	2/15/2018	4
USD250	JPY28,000	Bank of New York Mellon	2/15/2018	1
JPY22,250	USD198	HSBC Bank	2/15/2018	— [5]

86	American Funds Insurance Series

Global Balanced Fund

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
SEK1,613	USD191	UBS AG	2/23/2018	$ 7
JPY34,577	USD306	HSBC Bank	2/23/2018	1
USD375	INR24,900	Citibank	3/26/2018	(11)
USD371	BRL1,250	Citibank	11/29/2018	8
				$(125)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $114,391,000, which represented 32.32% of the net assets of the fund. This amount includes $112,907,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $28,319,000, which represented 8.00% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

MXN = Mexican pesos

NOK = Norwegian kroner

PLN = Polish zloty

SEK = Swedish kronor

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	87

Bond Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 96.91%	Principal amount (000)	Value (000)
Corporate bonds & notes 32.37%
Financials 7.60%
Bank of America Corp. 2.33%–3.59% 2021–2028[1]	$107,869	$108,473
Intesa Sanpaolo SpA 5.017% 2024[1]	54,615	55,987
Other securities		648,915
		813,375

Health care 5.06%
Teva Pharmaceutical Finance Company BV 2.80% 2023	72,471	63,178
Teva Pharmaceutical Finance Company BV 3.15% 2026	73,918	61,126
Teva Pharmaceutical Finance Company BV 2.20%–4.10% 2021–2046	64,348	50,104
Other securities		366,891
		541,299

Energy 4.94%
Other securities		528,887

Consumer discretionary 3.64%
Other securities		389,447

Utilities 3.43%
Other securities		366,875

Consumer staples 2.65%
Procter & Gamble Co. 3.50% 2047	750	759
Other securities		282,353
		283,112

Telecommunication services 1.78%
AT&T Inc. 3.40%–5.30% 2024–2058	114,118	114,697
Other securities		76,288
		190,985

Information technology 1.07%
Apple Inc. 1.55%–3.35% 2021–2027	27,562	27,092
Other securities		87,012
		114,104

Other 2.20%
Other securities		235,072

Total corporate bonds & notes		3,463,156

U.S. Treasury bonds & notes 27.17%
U.S. Treasury 24.87%
U.S. Treasury 2.125% 2022	172,737	172,069
U.S. Treasury 2.125% 2022	150,000	149,736
U.S. Treasury 2.25% 2023	115,000	114,802
U.S. Treasury 2.125% 2024	260,000	257,452
U.S. Treasury 2.125% 2024	200,000	197,500
U.S. Treasury 2.125% 2024	159,445	157,576
U.S. Treasury 2.25% 2024	80,000	79,831
U.S. Treasury 2.25% 2024	77,542	77,148
U.S. Treasury 2.25% 2027	266,623	262,999
U.S. Treasury 2.25% 2027	226,075	223,315
U.S. Treasury 2.25% 2027	150,000	147,993
U.S. Treasury 2.375% 2027	200,000	199,582

88	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury 2.75% 2047	$304,179	$304,608
U.S. Treasury 2.75% 2047	71,680	71,820
U.S. Treasury 0.75%–8.75% 2019–2046	230,631	244,662
		2,661,093

U.S. Treasury inflation-protected securities 2.30%
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	151,257	150,475
U.S. Treasury Inflation-Protected Securities 0.38%–2.00% 2025–2026[2]	90,669	95,441
		245,916

Total U.S. Treasury bonds & notes		2,907,009

Mortgage-backed obligations 25.85%
Federal agency mortgage-backed obligations 25.54%
Fannie Mae 3.50% 2033[3,4]	59,300	61,169
Fannie Mae 3.00% 2046[3]	75,036	75,112
Fannie Mae 3.50% 2047[3]	80,119	82,381
Fannie Mae 4.00% 2047[3]	88,762	93,005
Fannie Mae 3.50% 2048[3,4]	100,000	102,574
Fannie Mae 3.50% 2048[3,4]	77,040	79,149
Fannie Mae 4.00% 2048[3,4]	275,000	287,754
Fannie Mae 4.00% 2048[3,4]	171,162	178,860
Fannie Mae 4.50% 2048[3,4]	300,000	319,217
Fannie Mae 4.50% 2048[3,4]	148,375	157,694
Fannie Mae 2.89%–9.25% 2023–2048[3,4,5]	203,834	213,825
Freddie Mac 3.50% 2047[3]	74,888	77,080
Freddie Mac 4.00% 2048[3,4]	275,000	287,699
Freddie Mac 4.00% 2048[3,4]	76,000	79,403
Freddie Mac 0%–5.50% 2021–2048[3,4]	268,392	276,461
Government National Mortgage Assn. 4.00% 2048[3,4]	125,150	130,541
Government National Mortgage Assn. 4.00% 2048[3,4]	51,450	53,648
Government National Mortgage Assn. 4.50% 2048[3,4]	75,550	79,256
Government National Mortgage Assn. 4.00%–4.50% 2040–2048[3,4]	92,971	97,490
		2,732,318

Other 0.31%
Other securities		32,614

Total mortgage-backed obligations		2,764,932

Bonds & notes of governments & government agencies outside the U.S. 6.38%
Japan, Series 19, 0.10% 2024[2]	¥5,366,380	50,151
Japan, Series 20, 0.10% 2025[2]	11,317,500	106,018
Portuguese Republic 5.125% 2024	$101,050	108,779
Portuguese Republic 5.65% 2024	€20,000	30,550
Portuguese Republic 2.88%–4.10% 2025–2045	24,375	32,318
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	154,042
United Mexican States, Series M, 5.75% 2026	527,500	23,742
United Mexican States 3.60%–4.35% 2025–2047	$17,000	16,980
Other securities		159,400
		681,980

Asset-backed obligations 2.78%
Other securities		297,847

Municipals 2.25%
Illinois 1.82%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	24,805	25,903
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[3]	93,475	93,483
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	413
G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	1,001
G.O. Bonds, Series 2013-B, 4.11% 2022	750	758

American Funds Insurance Series	89

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
G.O. Bonds, Series 2013-B, 4.31% 2023	$2,125	$2,140
G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,447
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	13,780	15,316
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	260
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,544
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,950	3,181
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	3,955	4,274
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	344
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,503
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[3]	7,784	8,148
Other securities		32,912
		194,627

Other 0.43%
Other securities		45,699

Total municipals		240,326

Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	12,410	12,036

Total bonds, notes & other debt instruments (cost: $10,316,353,000)		10,367,286

Common stocks 0.01%	Shares
Other 0.01%
Other securities		1,242

Total common stocks (cost: $956,000)		1,242

Rights & warrants 0.00%
Utilities 0.00%
Other securities		55

Total rights & warrants (cost: $96,000)		55

Short-term securities 22.13%	Principal amount (000)
Apple Inc. 1.21%–1.50% due 1/4/2018–2/20/2018[1]	$131,000	130,833
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.36%–1.49% due 1/5/2018–1/10/2018	61,100	61,071
Cisco Systems, Inc. 1.43%–1.52% due 2/15/2018–2/20/2018[1]	100,000	99,794
Coca-Cola Co. 1.24%–1.27% due 1/12/2018–1/30/2018[1]	101,400	101,292
Federal Home Loan Bank 1.07%–1.32% due 1/8/2018–3/16/2018	620,350	619,459
Freddie Mac 1.16%–1.28% due 4/3/2018–4/6/2018	141,900	141,388
IBM Credit LLC 1.50% due 3/13/2018[1]	80,000	79,752
Microsoft Corp. 1.26% due 1/16/2018[1]	67,500	67,452
Pfizer Inc. 1.30%–1.50% due 2/20/2018–3/12/2018[1]	100,000	99,741
Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/22/2018[1]	125,000	124,848
U.S. Treasury Bills 1.09%–1.44% due 1/2/2018–6/14/2018	237,300	236,407
Walt Disney Co. 1.29%–1.42% due 1/25/2018–1/26/2018[1]	100,000	99,888
Other securities		504,869

Total short-term securities (cost: $2,367,157,000)		2,366,794
Total investment securities 119.05% (cost: $12,684,562,000)		12,735,377
Other assets less liabilities (19.05)%		(2,037,683)

Net assets 100.00%		$10,697,694

90	American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $4,276,000, which represented .04% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $21,361,000, which represented .20% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $1,241,000, an aggregate cost of $780,000, and which represented .01% of the net assets of the fund) were acquired on 8/31/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[6]	12/31/2017[7]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year Euro-Bund Futures	Short	128	March 2018	$ (12,800)	$ (24,831)	$ (16)
10 Year U.S. Treasury Note Futures	Long	3,256	March 2018	325,600	403,897	(2,045)
30 Year Ultra U.S. Treasury Bond Futures	Short	51	March 2018	(5,100)	(8,551)	(59)
10 Year Ultra U.S. Treasury Note Futures	Short	53	March 2018	(5,300)	(7,079)	25
5 Year U.S. Treasury Note Futures	Long	6,048	April 2018	604,800	702,560	(1,350)
2 Year U.S. Treasury Note Futures	Long	2,099	April 2018	419,800	449,416	(711)
						$(4,156)

Forward currency contracts

				Unrealized appreciation
Contract amount				(depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD64,742	MXN1,220,000	Bank of America, N.A.	1/9/2018	$2,829
USD13,016	JPY1,445,000	Bank of America, N.A.	1/10/2018	183
USD455	EUR385	Citibank	1/10/2018	(7)
USD30,924	JPY3,430,000	UBS AG	1/11/2018	462
USD43,780	JPY4,925,000	JPMorgan Chase	1/11/2018	41
USD128,051	MXN2,400,000	JPMorgan Chase	1/12/2018	6,331
USD13,141	MXN252,000	Citibank	1/17/2018	374
USD19,850	EUR16,750	Citibank	1/17/2018	(272)
USD64,745	JPY7,300,000	HSBC Bank	1/22/2018	(121)
USD4,767	EUR4,000	JPMorgan Chase	1/23/2018	(40)
USD26,460	EUR22,350	JPMorgan Chase	1/23/2018	(399)
USD57,793	EUR48,800	Citibank	1/23/2018	(852)
USD57,533	AUD75,000	JPMorgan Chase	1/23/2018	(987)
				$7,542

American Funds Insurance Series	91

Bond Fund

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
1.39%	3-month Canada BA	7/13/2018	C$1,460,000	$(1,637)	$ —	$(1,637)
1.77%	3-month Canada BA	9/26/2018	975,000	186	—	186
1.669%	3-month USD-LIBOR	10/28/2019	$112,000	(729)	—	(729)
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(15)	—	(15)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(1,496)	—	(1,496)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	148	—	148
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	400	—	400
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(2,128)	—	(2,128)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	(1,498)	—	(1,498)
3-month USD-LIBOR	2.6815%	9/24/2024	1,600	(38)	—	(38)
3-month USD-LIBOR	2.54%	10/3/2024	400	(6)	—	(6)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(914)	—	(914)
3-month USD-LIBOR	2.342%	10/21/2024	$290	(1)	—	(1)
3-month USD-LIBOR	2.326%	10/22/2024	800	(1)	—	(1)
3-month USD-LIBOR	2.372%	10/24/2024	1,150	(5)	—	(5)
3-month USD-LIBOR	2.438%	11/19/2024	2,750	(24)	—	(24)
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	(233)	—	(233)
3-month USD-LIBOR	2.4295%	11/25/2024	800	(7)	—	(7)
3-month USD-LIBOR	2.353%	12/8/2024	700	(2)	—	(2)
3-month USD-LIBOR	2.2845%	12/12/2024	330	— [8]	—	— [8]
3-month USD-LIBOR	1.8185%	1/20/2025	900	29	—	29
3-month USD-LIBOR	1.9365%	1/22/2025	1,500	37	—	37
3-month USD-LIBOR	2.192%	3/18/2025	1,850	15	—	15
3-month USD-LIBOR	2.0475%	3/23/2025	450	8	—	8
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	— [8]	—	— [8]
3-month USD-LIBOR	2.339%	5/13/2025	375	(1)	—	(1)
3-month USD-LIBOR	2.351%	5/15/2025	590	(2)	—	(2)
3-month USD-LIBOR	2.287%	5/20/2025	500	1	—	1
3-month USD-LIBOR	2.227%	5/28/2025	260	2	—	2
3-month USD-LIBOR	2.2125%	5/29/2025	465	3	—	3
3-month USD-LIBOR	2.451%	6/5/2025	650	(6)	—	(6)
3-month USD-LIBOR	2.46%	6/10/2025	2,536	(25)	—	(25)
3-month USD-LIBOR	2.455%	6/24/2025	235	(2)	—	(2)
3-month USD-LIBOR	2.428%	7/2/2025	2,000	(15)	—	(15)
3-month USD-LIBOR	2.397%	7/13/2025	900	(5)	—	(5)
3-month USD-LIBOR	2.535%	7/15/2025	800	(12)	—	(12)
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	(13)	—	(13)
3-month USD-LIBOR	2.312%	7/29/2025	1,000	1	—	1
3-month USD-LIBOR	2.331%	7/30/2025	435	— [8]	—	— [8]
3-month USD-LIBOR	2.228%	9/4/2025	12,000	82	—	82
3-month USD-LIBOR	2.2135%	9/4/2025	5,000	39	—	39
6-month JPY-LIBOR	0.282%	2/2/2026	¥ 5,500,000	(175)	—	(175)
3-month USD-LIBOR	1.6705%	3/4/2026	$ 248,000	12,454	—	12,454
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	1,242	—	1,242
3-month USD-LIBOR	1.5925%	5/9/2026	$ 1,000	58	—	58
3-month USD-LIBOR	1.595%	5/12/2026	8,500	489	—	489
3-month USD-LIBOR	1.592%	5/12/2026	4,000	231	—	231
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	184	—	184
2.913%	3-month USD-LIBOR	11/24/2034	10,000	579	—	579
2.844%	3-month USD-LIBOR	6/11/2035	3,250	158	—	158
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	161	—	161
2.773%	3-month USD-LIBOR	7/13/2035	500	19	—	19
2.589%	3-month USD-LIBOR	9/4/2035	3,100	35	—	35
3-month USD-LIBOR	3.0515%	11/14/2044	1,000	(105)	—	(105)
3-month USD-LIBOR	2.925%	12/3/2044	1,230	(97)	—	(97)

92	American Funds Insurance Series

Bond Fund

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.6695%	12/19/2044	$200	$(5)	$ —	$(5)
3-month USD-LIBOR	2.5755%	3/5/2045	1,470	(12)	—	(12)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(63)	—	(63)
3-month USD-LIBOR	2.757%	5/8/2045	1,500	(68)	—	(68)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,673	—	1,673
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(1,396)	—	(1,396)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	214	—	214
					$ —	$7,712

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Unrealized
				Value at	Upfront	depreciation
	Pay/	Expiration	Notional	12/31/2017	payments	at 12/31/2017
Receive	Payment frequency	date	(000)	(000)	(000)	(000)
CDX.NA.IG.29	1.00%/Quarterly	12/20/2022	$65,000	$(1,550)	$(1,366)	$(184)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,046,793,000, which represented 19.13% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.
[8]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

C$ = Canadian dollars

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	93

Global Bond Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 89.68%	Principal amount (000)	Value (000)
Euros 14.40%
French Republic O.A.T. 1.85% 2027[1]	€8,228	$12,539
Germany (Federal Republic of) 0.10% 2026[1]	31,541	41,791
Germany (Federal Republic of) 2.50% 2046	10,770	16,972
Germany (Federal Republic of) 0.10%–6.25% 2023–2048[1]	15,925	21,065
Italy (Republic of) 0.90% 2022	10,900	13,181
Italy (Republic of) 1.45% 2022	10,575	13,100
Italy (Republic of) 0.95% 2023	36,575	43,972
Italy (Republic of) 1.50%–4.75% 2023–2025	9,750	12,975
Portuguese Republic 2.875% 2025	12,500	16,556
Portuguese Republic 2.875% 2026	4,200	5,502
Portuguese Republic 4.125% 2027	25,015	35,655
Spain (Kingdom of) 1.30% 2026	10,400	12,465
Other securities		109,670
		355,443

Japanese yen 8.11%
Japan, Series 18, 0.10% 2024[1]	¥4,731,720	44,073
Japan, Series 19, 0.10% 2024[1]	2,685,700	25,099
Japan, Series 344, 0.10% 2026	1,355,000	12,125
Japan, Series 346, 0.10% 2027	2,335,000	20,877
Japan, Series 116, 2.20% 2030	1,735,000	19,191
Japan, Series 145, 1.70% 2033	2,465,000	26,412
Japan 0.10%–2.30% 2022–2044[1]	5,353,885	52,321
		200,098

Polish zloty 3.94%
Poland (Republic of), Series 0420, 1.50% 2020	PLN60,575	17,268
Poland (Republic of), Series 1021, 5.75% 2021	128,830	41,721
Poland (Republic of), Series 0922, 5.75% 2022	46,600	15,295
Poland (Republic of) 3.25%–5.25% 2020–2025	75,440	22,885
		97,169

Mexican pesos 3.91%
United Mexican States, Series M, 6.50% 2021	MXN660,800	32,493
United Mexican States, Series M20, 10.00% 2024	209,500	12,021
United Mexican States, Series M, 5.75% 2026	717,000	32,270
United Mexican States 4.00%–10.00% 2019–2042[1]	379,751	19,716
		96,500

Indian rupees 2.54%
India (Republic of) 7.80% 2021	INR1,117,600	17,937
India (Republic of) 8.83% 2023	1,284,200	21,441
India (Republic of) 6.97%–7.88% 2023–2030	1,223,470	19,105
Other securities		4,181
		62,664

Malaysian ringgits 2.25%
Malaysia (Federation of), Series 0116, 3.80% 2023	MYR47,413	11,729
Malaysia (Federation of) 3.58%–4.50% 2018–2030	177,177	43,917
		55,646

Norwegian kroner 1.62%
Norway (Kingdom of) 3.75% 2021	NKr299,750	39,988

Australian dollars 1.39%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$ 22,900	19,929
Australia (Commonwealth of), Series 128, 5.75% 2022	16,150	14,465
		34,394

94	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
British pounds 1.33%
United Kingdom 3.25% 2044	£6,500	$11,432
United Kingdom 1.75%–4.25% 2022–2045	10,590	18,004
Other securities		3,319
		32,755

Thai baht 1.16%
Thailand (Kingdom of) 1.49% 2019	THB491,100	15,073
Thailand (Kingdom of) 1.88%–3.85% 2022–2026	433,200	13,516
		28,589

Danish kroner 1.05%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr69,099	11,607
Realkredit Danmark AS, Series 22S, 2.00% 2037[2]	68,140	11,451
Other securities		2,748
		25,806

Chilean pesos 0.89%
Chile (Banco Central de) 4.50% 2021	CLP13,200,000	21,977

Israeli shekels 0.85%
Israel (State of) 5.50% 2042	ILS29,300	12,512
Other securities		8,381
		20,893

Canadian dollars 0.77%
Canada 2.25% 2025	C$19,600	15,870
Other securities		3,097
		18,967

U.S. dollars 43.07%
Fannie Mae 4.00% 2048[2,3]	$24,800	25,915
Fannie Mae 2.18%–4.50% 2022–2048[2,3]	12,330	12,682
Poland (Republic of) 3.25% 2026	4,100	4,195
U.S. Treasury 1.375% 2020	41,900	41,300
U.S. Treasury 1.625% 2020	38,900	38,560
U.S. Treasury 1.125% 2021[4]	43,160	41,977
U.S. Treasury 2.00% 2021	23,450	23,374
U.S. Treasury 2.00% 2026	46,785	45,312
U.S. Treasury 2.25% 2027	18,700	18,446
U.S. Treasury 1.38%–2.13% 2021–2024	29,650	29,098
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	122,652	121,800
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	33,010	33,582
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,560	11,457
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	21,550	23,018
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]	36,940	38,151
Other securities		554,003
		1,062,870

Other 2.40%
Other securities		59,260

Total bonds, notes & other debt instruments (cost: $2,173,424,000)		2,213,019

Convertible stocks 0.05%	Shares
U.S. dollars 0.05%
Other securities		1,210

Total convertible stocks (cost: $1,202,000)		1,210

American Funds Insurance Series	95

Global Bond Fund

Common stocks 0.03%	Shares	Value (000)
U.S. dollars 0.03%
Other securities		$696

Total common stocks (cost: $2,528,000)		696

Short-term securities 11.25%	Principal amount (000)
American Honda Finance Corp. 1.43% due 1/24/2018	$36,000	35,962
Japanese Treasury Discount Bills (0.16)% due 5/21/2018	¥15,300,000	135,869
Liberty Street Funding Corp. 1.78% due 3/21/2018[5]	$25,000	24,901
Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/2018[5]	35,400	35,369
Royal Bank of Canada 1.53% due 1/16/2018	16,000	15,988
Victory Receivables Corp. 1.43% due 1/16/2018[5]	12,200	12,191
Other securities		17,268

Total short-term securities (cost: $276,867,000)		277,548
Total investment securities 101.01% (cost: $2,454,021,000)		2,492,473
Other assets less liabilities (1.01)%		(24,895)

Net assets 100.00%		$2,467,578

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,478,000, which represented .10% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,582,000, which represented .23% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,647,000, an aggregate cost of $5,346,000, and which represented .19% of the net assets of the fund) were acquired from 3/10/2010 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[6]	12/31/2017[7]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year Ultra U.S. Treasury Note Futures	Long	101	March 2018	$10,100	$13,490	$(78)
10 Year U.S. Treasury Note Futures	Long	77	March 2018	7,700	9,552	(48)
30 Year Ultra U.S. Treasury Bond Futures	Long	13	March 2018	1,300	2,179	25
5 Year U.S. Treasury Note Futures	Long	1,524	April 2018	152,400	177,034	(428)
90 Day Euro Dollar Futures	Short	366	September 2018	(91,500)	(89,634)	170
						$(359)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD7,771	MXN140,900	JPMorgan Chase	1/4/2018	$613
USD3,058	CAD3,900	Bank of America, N.A.	1/5/2018	(45)
USD4,126	INR267,100	Citibank	1/5/2018	(55)
USD7,869	AUD10,200	UBS AG	1/5/2018	(90)
USD14,560	INR941,650	JPMorgan Chase	1/5/2018	(180)

96	American Funds Insurance Series

Global Bond Fund

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD2,774	ZAR39,200	UBS AG	1/5/2018	$(391)
EUR5,084	USD5,951	Goldman Sachs	1/8/2018	153
USD4,970	ILS17,400	Bank of America, N.A.	1/9/2018	(32)
USD13,666	EUR11,550	HSBC Bank	1/9/2018	(202)
EUR10,463	USD12,500	Bank of America, N.A.	1/10/2018	63
USD3,153	CAD4,050	Bank of America, N.A.	1/10/2018	(70)
JPY1,392,273	USD12,434	JPMorgan Chase	1/10/2018	(70)
USD5,035	PLN17,827	JPMorgan Chase	1/10/2018	(86)
USD4,029	AUD5,300	Goldman Sachs	1/10/2018	(106)
JPY2,265,955	USD20,240	Bank of America, N.A.	1/10/2018	(117)
USD5,171	AUD6,800	Bank of America, N.A.	1/10/2018	(135)
USD7,691	CAD9,850	Goldman Sachs	1/10/2018	(147)
JPY1,346,098	USD12,121	Barclays Bank PLC	1/10/2018	(167)
JPY3,321,365	USD29,938	JPMorgan Chase	1/10/2018	(442)
JPY835,989	USD7,411	Bank of America, N.A.	1/11/2018	13
USD1,710	AUD2,250	Bank of America, N.A.	1/11/2018	(46)
JPY2,218,752	USD20,004	UBS AG	1/11/2018	(299)
EUR17,250	USD20,075	UBS AG	1/12/2018	640
USD3,762	MXN72,500	HSBC Bank	1/12/2018	85
USD12,610	AUD16,760	Citibank	1/12/2018	(467)
USD5,694	INR369,000	Bank of America, N.A.	1/16/2018	(75)
EUR14,702	USD17,356	JPMorgan Chase	1/17/2018	305
JPY2,756,764	USD24,449	JPMorgan Chase	1/17/2018	41
JPY1,698,519	USD15,121	Citibank	1/17/2018	(32)
USD3,568	EUR3,000	Bank of America, N.A.	1/17/2018	(36)
JPY3,324,831	USD29,698	HSBC Bank	1/17/2018	(162)
CHF5,774	USD5,864	Goldman Sachs	1/18/2018	70
JPY445,496	USD3,951	Goldman Sachs	1/18/2018	7
NOK37,200	USD4,441	Bank of America, N.A.	1/19/2018	92
EUR2,833	GBP2,500	HSBC Bank	1/19/2018	26
USD9,255	EUR7,850	Bank of America, N.A.	1/19/2018	(176)
EUR6,645	USD7,833	Bank of America, N.A.	1/22/2018	153
JPY351,002	USD3,128	Citibank	1/22/2018	(9)
JPY995,097	USD8,894	Barclays Bank PLC	1/22/2018	(52)
SEK51,198	USD6,101	Citibank	1/23/2018	151
EUR5,439	USD6,441	Citibank	1/23/2018	95
JPY1,655,674	USD14,688	UBS AG	1/23/2018	25
USD9,075	ILS31,900	JPMorgan Chase	1/23/2018	(101)
USD6,140	PLN21,950	Citibank	1/23/2018	(166)
SEK60,114	USD7,094	Barclays Bank PLC	1/24/2018	247
JPY933,211	USD8,249	Goldman Sachs	1/24/2018	45
EUR2,082	USD2,500	Citibank	2/5/2018	4
USD6,121	ILS21,303	Bank of America, N.A.	2/6/2018	(11)
JPY1,310,000	USD11,635	HSBC Bank	2/15/2018	19
NOK32,573	DKK24,600	Citibank	2/15/2018	(4)
JPY392,473	USD3,499	Citibank	2/15/2018	(8)
SEK30,059	USD3,588	Barclays Bank PLC	2/22/2018	88
JPY376,335	USD3,336	HSBC Bank	2/23/2018	13
USD7,605	INR504,900	Citibank	3/26/2018	(221)
USD5,942	BRL19,300	Citibank	4/23/2018	196
USD138,524	JPY15,300,000	Citibank	5/21/2018	1,645
USD5,348	BRL18,000	Citibank	11/29/2018	117
USD169	EUR140	Bank of America, N.A.	12/13/2018	(3)
USD2,008	EUR1,670	Bank of America, N.A.	12/13/2018	(43)
				$660

American Funds Insurance Series	97

Global Bond Fund

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation )
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
7.46%	28-day MXN-TIIE	11/6/2018	MXN1,356,000	$(335)	$ —	$(335)
7.455%	28-day MXN-TIIE	11/7/2018	1,099,000	(274)	—	(274)
7.44%	28-day MXN-TIIE	11/7/2018	3,045,000	(779)	—	(779)
1.6505%	3-month USD-LIBOR	3/21/2019	$85,000	(290)	—	(290)
3-month USD-LIBOR	2.0335%	12/19/2019	35,000	18	—	18
9.145%	DI-OVER-EXTRA Grupo	1/4/2021	BRL108,000	244	—	244
6.775%	28-day MXN-TIIE	6/20/2022	MXN280,000	(590)	—	(590)
3-month SEK-STIBOR	0.425%	8/4/2022	SKr140,000	(16)	—	(16)
3-month USD-LIBOR	2.4275%	10/31/2027	$7,050	(27)	—	(27)
3-month USD-LIBOR	2.556%	11/27/2045	10,000	(40)	—	(40)
3-month USD-LIBOR	1.909%	10/11/2046	5,750	772	—	772
3-month USD-LIBOR	2.659%	2/8/2047	6,000	(159)	—	(159)
1.4898%	6-month EURIBOR	11/24/2047	€2,150	(3)	—	(3)
					$ —	$(1,479)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Purchased on a TBA basis.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,305,000, which represented .34% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $259,235,000, which represented 10.51% of the net assets of the fund.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate

DKK/DKr = Danish kroner

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

PLN = Polish zloty

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

98	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 94.25%	Principal amount (000)	Value (000)
Corporate bonds & notes 93.34%
Energy 19.39%
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.710% 2020[1,2,3,4]	$7,533	$5,574
American Energy (Permian Basin) 7.125% 2020[5]	7,445	6,068
American Energy (Permian Basin) 7.375% 2021[5]	6,770	5,484
Blackstone CQP Holdco LP, 6.00% 2021[5,6]	1,600	1,612
Blackstone CQP Holdco LP, 6.50% 2021[5,6]	20,685	21,099
Chesapeake Energy Corp. 8.00% 2025[5]	10,025	10,138
Chesapeake Energy Corp. 4.61%–8.00% 2019–2027[4,5]	13,838	13,716
CONSOL Energy Inc. 5.875% 2022	11,299	11,596
NGL Energy Partners LP 6.875% 2021	6,415	6,575
Southwestern Energy Co. 4.10% 2022	8,915	8,804
Teekay Corp. 8.50% 2020	11,168	11,419
Weatherford International PLC 6.75% 2040	7,755	6,398
Weatherford International PLC 4.50%–9.88% 2021–2042	12,680	11,458
Other securities		161,929
		281,870

Health care 12.43%
Centene Corp. 4.75% 2022	6,515	6,792
Molina Healthcare, Inc. 5.375% 2022	10,285	10,774
Molina Healthcare, Inc. 4.875% 2025[5]	3,975	3,985
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[2,3,4,7,8,9]	6,709	6,343
Tenet Healthcare Corp. 4.38%–8.13% 2021–2025[5]	12,272	12,161
Tenet Healthcare Corp., First Lien, 6.00% 2020	6,490	6,886
Tenet Healthcare Corp., First Lien 4.50%–4.75% 2020–2021	5,405	5,510
Valeant Pharmaceuticals International, Inc. 5.875% 2023[5]	8,860	8,229
Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]	17,245	15,844
Valeant Pharmaceuticals International, Inc. 5.38%–9.00% 2020–2025[5]	15,503	15,897
Other securities		88,292
		180,713

Consumer discretionary 12.12%
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[5]	10,320	10,746
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[5]	6,025	5,889
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2027[5]	9,450	9,547
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,563	12,359
iHeartCommunications, Inc. 9.00% 2019	10,385	7,763
Petsmart, Inc. 5.875% 2025[5]	11,175	8,633
Petsmart, Inc. 7.13%–8.88% 2023–2025[5]	7,785	4,702
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.57% 2022[2,3,4]	1,952	1,573
Sotheby’s 4.875% 2025[5]	6,870	6,793
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[5]	6,525	6,737
Other securities		101,530
		176,272

Materials 12.00%
Cleveland-Cliffs Inc. 4.875% 2024[5]	1,800	1,800
Cliffs Natural Resources Inc. 5.75% 2025[5]	14,550	13,932
Cliffs Natural Resources Inc. 6.25% 2040	1,735	1,366
First Quantum Minerals Ltd. 7.00% 2021[5]	8,505	8,845
First Quantum Minerals Ltd. 7.50% 2025[5]	12,400	13,500
First Quantum Minerals Ltd. 7.25% 2022–2023[5]	3,900	4,141
Freeport-McMoRan Inc. 3.55% 2022	6,715	6,656
Ryerson Inc. 11.00% 2022[5]	6,336	7,104
Other securities		117,113
		174,457

American Funds Insurance Series	99

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Telecommunication services 9.34%
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	$5,367	$5,461
Frontier Communications Corp. 11.00% 2025	11,850	8,769
Frontier Communications Corp. 8.50%–10.50% 2020–2022	11,405	9,156
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.07% 2020 (100% PIK)[2,3,4,7]	8,690	8,082
SoftBank Group Corp. 4.50% 2020[5]	8,550	8,755
Sprint Capital Corp. 8.75% 2032	1,025	1,166
Sprint Corp. 11.50% 2021	5,880	7,130
Sprint Nextel Corp. 6.88%–7.88% 2021–2028	14,295	14,861
Wind Tre SpA 5.00% 2026[5]	6,675	6,381
Other securities		65,969
		135,730

Industrials 8.54%
Associated Materials, LLC 9.00% 2024[5]	7,125	7,713
Brand Energy 8.5% 2025[5]	6,005	6,320
Corporate Risk Holdings LLC 9.50% 2019[5]	12,782	13,373
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[5,7,8,9]	1,112	1,190
DAE Aviation Holdings, Inc. 10.00% 2023[5]	7,065	7,771
Other securities		87,784
		124,151

Information technology 8.03%
Camelot Finance SA 7.875% 2024[5]	5,630	6,024
Gogo Inc. 12.50% 2022[5]	11,050	12,500
Infor Software 7.125% 2021[5,7]	5,785	5,944
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 2024[2,3,4]	7,870	8,187
Unisys Corp. 10.75% 2022[5]	7,275	8,166
Other securities		75,875
		116,696

Utilities 4.10%
AES Corp. 7.375% 2021	5,925	6,680
AES Corp. 4.88%–8.00% 2020–2027[5]	13,506	14,412
Other securities		38,456
		59,548

Financials 3.23%
CIT Group Inc. 3.875% 2019	6,835	6,921
Other securities		40,079
		47,000

Real estate 2.11%
Iron Mountain Inc. 5.75% 2024	5,975	6,080
Other securities		24,604
		30,684

Consumer staples 2.05%
Other securities		29,872

Total corporate bonds & notes		1,356,993

Other bonds & notes 0.91%
U.S. Treasury 1.25% 2019	10,000	9,921
Other securities		3,417
		13,338

Total bonds, notes & other debt instruments (cost: $1,356,968,000)		1,370,331

100	American Funds Insurance Series

High-Income Bond Fund

Convertible bonds 0.40%	Principal amount (000)	Value (000)
Energy 0.08%
Weatherford International PLC 5.875% 2021	$527	$572
Other securities		585
		1,157

Other 0.15%
Other securities		2,159

Miscellaneous 0.17%
Other convertible bonds in initial period of acquisition		2,544

Total convertible bonds (cost: $5,582,000)		5,860

Convertible stocks 0.91%	Shares
Industrials 0.68%
Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	4,850	5,553
Other securities		4,257
		9,810

Information technology 0.04%
Other securities		643

Telecommunication services 0.01%
Frontier Communications Corp., Series A, convertible preferred	10,000	108

Miscellaneous 0.18%
Other convertible stocks in initial period of acquisition		2,619

Total convertible stocks (cost: $15,788,000)		13,180

Common stocks 0.75%
Information technology 0.26%
Corporate Risk Holdings I, Inc.[6,8,9,10]	218,504	3,863
Other securities		—
		3,863

Other 0.32%
Other securities		4,531

Miscellaneous 0.17%
Other common stocks in initial period of acquisition		2,462

Total common stocks (cost: $26,386,000)		10,856

Rights & warrants 0.00%
Utilities 0.00%
Other securities		36

Total rights & warrants (cost: $63,000)		36

American Funds Insurance Series	101

High-Income Bond Fund

Short-term securities 1.68%	Principal amount (000)	Value (000)
General Electric Co. 1.42% due 1/2/2018	$13,600	$13,598
U.S. Treasury Bills 1.11% due 1/11/2018	10,800	10,796

Total short-term securities (cost: $24,396,000)		24,394
Total investment securities 97.99% (cost: $1,429,183,000)		1,424,657
Other assets less liabilities 2.01%		29,223

Net assets 100.00%		$1,453,880

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$431	$—	$431
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	81	—	81
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(90)	—	(90)

					$—	$422

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2017 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$108,000	$(8,915)	$(8,496)	$(419)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Scheduled interest and/or principal payment was not received.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $89,280,000, which represented 6.14% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $745,292,000, which represented 51.26% of the net assets of the fund.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $32,234,000, which represented 2.22% of the net assets of the fund.
[9]	Value determined using significant unobservable inputs.
[10]	Security did not produce income during the last 12 months.

102	American Funds Insurance Series

High-Income Bond Fund

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$20,695	$21,099	1.45%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	1,600	1,612	.11
Corporate Risk Holdings I, Inc.	8/31/2015	2,428	3,863	.27
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Other securities	12/13/2012-11/15/2016	17,830	8,493	.58
Total private placement securities		$42,553	$35,067	2.41%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	103

Mortgage Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 95.14%	Principal amount (000)	Value (000)
Mortgage-backed obligations 63.46%
Federal agency mortgage-backed obligations 60.15%
Fannie Mae 4.00% 2047[1]	$7,816	$8,189
Fannie Mae 4.00% 2047[1]	4,844	5,075
Fannie Mae 4.00% 2048[1,2]	17,250	18,026
Fannie Mae 4.50% 2048[1,2]	3,700	3,932
Fannie Mae 4.00%–5.00% 2036[1]	1,133	1,196
Freddie Mac 4.00% 2036[1]	5,848	6,186
Freddie Mac 4.00% 2047[1]	9,510	9,960
Freddie Mac 4.00% 2048[1,2]	25,000	26,154
Freddie Mac 4.00% 2048[1,2]	22,854	23,877
Freddie Mac Pool #760014 2.969% 2045[1,3]	2,989	3,001
Freddie Mac, Series KJ02, Class A2, Multi Family 2.597% 2020[1]	3,704	3,722
Freddie Mac, Series K031, Class A2, Multi Family 3.30% 2023[1,3]	4,722	4,914
Freddie Mac 3.31%–5.00% 2023–2036[1,3]	3,696	3,916
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 2056[1]	1,814	1,803
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,675	1,675
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.25% 2057[1]	13,810	13,780
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	8,325	8,518
Government National Mortgage Assn. 5.50% 2040[1]	2,246	2,499
Government National Mortgage Assn. 3.50% 2043[1]	2,453	2,558
Government National Mortgage Assn. 3.50% 2043[1]	1,754	1,816
Government National Mortgage Assn. 3.50% 2043[1]	1,714	1,783
Government National Mortgage Assn. 4.25% 2044[1]	1,764	1,867
Government National Mortgage Assn. 4.00% 2047[1]	17,763	18,613
Government National Mortgage Assn. 4.50% 2048[1,2]	4,950	5,193
Government National Mortgage Assn. 4.737% 2065[1]	1,697	1,769
Government National Mortgage Assn. 4.62% 2066[1]	1,792	1,900
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	15,339	15,981
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,544	4,557
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	680	700
Other securities		1,473
		204,633

Collateralized mortgage-backed (privately originated) 3.28%
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,4]	2,160	2,175
Other securities		8,985
		11,160

Commercial mortgage-backed securities 0.03%
Other securities		91

Total mortgage-backed obligations		215,884

U.S. Treasury bonds & notes 16.09%
U.S. Treasury 10.57%
U.S. Treasury 1.875% 2022	19,800	19,515
U.S. Treasury 1.875% 2022[5]	5,000	4,941
U.S. Treasury 2.00% 2022	7,300	7,238
U.S. Treasury 2.50% 2024	2,500	2,528
U.S. Treasury 1.50%–2.13% 2020–2022	1,744	1,735
		35,957

104	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 5.52%
U.S. Treasury Inflation-Protected Security 0.375% 2025[5,6]	$7,489	$7,501
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	124	163
U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	7,025	7,095
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	3,466	4,004
		18,763

Total U.S. Treasury bonds & notes		54,720

Federal agency bonds & notes 12.22%
Fannie Mae 1.88%–2.00% 2022	21,800	21,617
Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,852
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,087
		41,556

Asset-backed obligations 3.32%
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,829
Other securities		9,456
		11,285

Corporate bonds & notes 0.05%
Financials 0.05%
Other securities		187

Total bonds, notes & other debt instruments (cost: $322,647,000)		323,632

Short-term securities 27.27%
Apple Inc. 1.22% due 1/12/2018[4]	4,000	3,998
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.49% due 1/10/2018	7,000	6,996
CAFCO, LLC 1.39% due 2/2/2018[4]	3,900	3,894
Eli Lilly and Co. 1.28% due 1/8/2018[4]	9,000	8,996
Emerson Electric Co. 1.27% due 1/29/2018[4]	5,500	5,493
Federal Farm Credit Banks 1.32% due 4/19/2018	5,000	4,978
Federal Home Loan Bank 1.15%–1.30% due 1/5/2018–2/14/2018	25,750	25,731
General Electric Co. 1.42% due 1/2/2018	6,000	5,999
National Rural Utilities Cooperative Finance Corp. 1.51% due 1/17/2018	5,000	4,996
Paccar Financial Corp. 1.26% due 1/12/2018	5,500	5,497
Private Export Funding Corp. 1.25% due 1/4/2018[4]	8,210	8,208
Toronto-Dominion Bank 1.45% due 3/16/2018[4]	8,000	7,971

Total short-term securities (cost: $92,772,000)		92,757
Total investment securities 122.41% (cost: $415,419,000)		416,389
Other assets less liabilities (22.41)%		(76,219)

Net assets 100.00%		$340,170

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,579,000, which represented .46% of the net assets of the fund.

American Funds Insurance Series	105

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 12/31/2017[8] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	95	March 2018	$9,500	$12,689	$(73)
20 Year U.S. Treasury Bond Futures	Long	48	March 2018	4,800	7,344	8
30 Year Ultra U.S. Treasury Bond Futures	Long	11	March 2018	1,100	1,844	13
5 Year U.S. Treasury Note Futures	Long	1,136	April 2018	113,600	131,962	(580)
						$(632)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	1.217%	9/22/2021	$11,500	$406	$—	$406
3-month USD-LIBOR	1.225%	9/22/2021	11,500	402	—	402
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	485	—	485
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(202)	—	(202)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(91)	—	(91)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(441)	—	(441)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(23)	—	(23)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	104	—	104
3-month USD-LIBOR	2.27%	12/5/2026	8,500	63	—	63
3-month USD-LIBOR	3.34%	6/27/2044	3,500	(564)	—	(564)
3-month USD-LIBOR	3.206%	7/31/2044	2,000	(270)	—	(270)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(283)	—	(283)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(418)	—	(418)
3-month USD-LIBOR	2.5055%	1/9/2045	2,000	14	—	14
3-month USD-LIBOR	2.454%	1/15/2045	3,200	55	—	55
3-month USD-LIBOR	2.52822%	11/23/2045	3,560	6	—	6
3-month USD-LIBOR	2.59125%	12/16/2045	2,250	(25)	—	(25)
U.S. EFFR	2.145%	11/9/2047	2,200	4	—	4
U.S. EFFR	2.153%	11/10/2047	2,200	— [9]	—	— [9]
U.S. EFFR	2.155%	11/10/2047	1,280	— [9]	—	— [9]
U.S. EFFR	2.17%	11/13/2047	2,320	(8)	—	(8)
					$—	$(786)

106	American Funds Insurance Series

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $57,740,000, which represented 16.97% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,383,000, which represented 2.17% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	107

Ultra-Short Bond Fund

Investment portfolio December 31, 2017

Short-term securities 100.30%	Principal amount (000)	Value (000)
Commercial paper 82.90%
American Honda Finance Corp. 1.43% due 1/24/2018	$8,100	$8,092
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.56% due 2/14/2018[1]	9,000	8,980
BMW U.S. Capital LLC 1.59% due 3/19/2018[1]	5,000	4,983
British Columbia (Province of) 1.27% due 1/16/2018	11,000	10,992
CAFCO, LLC 1.41% due 2/13/2018[1]	10,500	10,479
Cisco Systems, Inc. 1.50% due 2/15/2018[1]	8,000	7,984
DBS Bank Ltd. 1.42%–1.46% due 2/2/2018–2/15/2018[1]	10,600	10,581
Estée Lauder Companies Inc. 1.49% due 1/22/2018[1]	5,000	4,995
ExxonMobil Corp. 1.40% due 1/23/2018	6,300	6,294
General Electric Co. 1.42% due 1/2/2018	11,000	10,998
IBM Credit LLC 1.62% due 3/13/2018[1]	8,600	8,573
John Deere Canada ULC 1.32% due 1/5/2018[1]	2,200	2,199
KfW 1.32% due 1/12/2018[1]	12,000	11,994
Liberty Street Funding Corp. 1.40% due 2/1/2018[1]	10,000	9,985
Mizuho Bank, Ltd. 1.40% due 2/15/2018[1]	10,000	9,978
National Australia Bank Ltd. 1.65% due 4/4/2018[1]	8,900	8,860
Nordea Bank AB 1.37% due 2/14/2018[1]	10,500	10,480
Old Line Funding, LLC 1.36% due 1/22/2018[1]	4,400	4,395
Paccar Financial Corp. 1.28% due 1/9/2018	5,100	5,098
Province of Alberta 1.45% due 1/10/2018[1]	3,700	3,698
Prudential Funding, LLC 1.35% due 1/12/2018	10,500	10,494
Qualcomm Inc. 1.32% due 2/6/2018[1]	7,800	7,787
Québec (Province of) 1.49% due 1/18/2018[1]	11,000	10,991
Royal Bank of Canada 1.34% due 1/8/2018	6,000	5,998
Simon Property Group, L.P. 1.54% due 3/15/2018[1]	6,100	6,080
Société Générale 1.41% due 1/31/2018[1]	10,400	10,385
Swedbank AB 1.51% due 3/21/2018	5,000	4,984
Total Capital Canada Ltd. 1.66% due 3/16/2018[1]	10,100	10,066
Toyota Industries Commercial Finance, Inc. 1.37% due 1/22/2018[1]	6,200	6,194
Unilever Capital Corp. 1.43% due 2/26/2018[1]	9,600	9,577
Walt Disney Co. 1.45% due 1/29/2018[1]	10,500	10,487
		252,681

Federal agency discount notes 17.40%
Federal Home Loan Bank 1.08%–1.32% due 1/5/2018–2/28/2018	53,100	53,046

Total short-term securities (cost: $305,768,000)		305,727
Total investment securities 100.30% (cost: $305,768,000)		305,727
Other assets less liabilities (0.30)%		(922)

Net assets 100.00%		$304,805

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,731,000, which represented 62.25% of the net assets of the fund.

See Notes to Financial Statements

108	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 92.82%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.54%
U.S. Treasury 40.71%
U.S. Treasury 1.125% 2021	$31,950	$30,869
U.S. Treasury 1.75% 2021[1]	40,540	39,981
U.S. Treasury 2.00% 2021	46,300	46,077
U.S. Treasury 2.00% 2021	44,350	44,207
U.S. Treasury 2.00% 2021	26,500	26,461
U.S. Treasury 2.125% 2021	23,450	23,475
U.S. Treasury 2.25% 2021	64,745	65,141
U.S. Treasury 2.25% 2021	38,000	38,258
U.S. Treasury 1.75% 2022	198,300	194,846
U.S. Treasury 1.875% 2022	63,000	62,254
U.S. Treasury 1.875% 2022	45,000	44,395
U.S. Treasury 2.00% 2022	80,000	79,316
U.S. Treasury 2.00% 2022	43,510	43,121
U.S. Treasury 1.50% 2023	26,020	25,111
U.S. Treasury 1.625% 2023	38,150	36,961
U.S. Treasury 2.125% 2023	64,095	63,582
U.S. Treasury 2.125% 2024	115,975	114,525
U.S. Treasury 2.25% 2024	40,550	40,365
U.S. Treasury 2.50% 2024	44,000	44,502
U.S. Treasury 2.75% 2047	50,501	50,572
U.S. Treasury 1.13%–6.25% 2021–2047	148,817	149,234
		1,263,253

U.S. Treasury inflation-protected securities 9.83%
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	27,223	26,981
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	86,645	86,784
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	24,864	28,333
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	68,267	67,914
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	45,728	52,818
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2020–2047[2]	41,535	42,269
		305,099

Total U.S. Treasury bonds & notes		1,568,352

Mortgage-backed obligations 25.34%
Federal agency mortgage-backed obligations 25.34%
Fannie Mae 3.50% 2033[3,4]	30,000	30,946
Fannie Mae 3.00% 2036[3]	29,057	29,534
Fannie Mae 4.00% 2047[3]	34,100	35,730
Fannie Mae 4.00% 2047[3]	23,761	24,893
Fannie Mae 4.50% 2047[3]	25,443	27,113
Fannie Mae 4.50% 2048[3,4]	75,000	79,804
Fannie Mae 0%–9.50% 2022–2048[3,4,5]	105,743	110,011
Freddie Mac 4.00% 2047[3]	23,965	25,098
Freddie Mac 4.00% 2048[3,4]	50,000	52,309
Freddie Mac 0%–5.50% 2020–2048[3,4,5]	113,700	117,766
Government National Mortgage Assn. 4.00% 2047[3]	63,961	67,023
Government National Mortgage Assn. 4.50% 2048[3,4]	30,525	32,022
Government National Mortgage Assn. 1.99%–6.64% 2034–2065[3,5]	90,528	94,637
Other securities		59,617
		786,503

Federal agency bonds & notes 16.94%
Fannie Mae 1.25%–7.13% 2019–2030	31,400	32,762
Federal Home Loan Bank 1.75%–5.50% 2018–2036	91,315	92,402
Freddie Mac 3.75% 2019	12,750	13,040
Tennessee Valley Authority 2.88%–5.88% 2021–2060	47,305	50,606
TVA Southaven 3.846% 2033[3]	1,418	1,444
U.S. Department of Housing and Urban Development 1.33%–3.70% 2018–2034	83,632	84,747
United States Agency for International Development, Iraq (Republic of), 2.149% 2022	6,670	6,634

American Funds Insurance Series	109

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
United States Agency for International Development, Jordan (Kingdom of) 1.95%–3.00% 2019–2025	$194,000	$196,981
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,621	4,311
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,904
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,742
Other securities		34,007
		525,580

Total bonds, notes & other debt instruments (cost: $2,881,337,000)		2,880,435

Short-term securities 14.77%
Apple Inc. 1.24% due 1/30/2018[6]	35,000	34,955
Ciesco LLC 1.87% due 6/25/2018[6]	50,000	49,544
Cisco Systems, Inc. 1.36% due 3/8/2018[6]	45,000	44,872
ExxonMobil Corp. 1.40% due 1/23/2018	31,400	31,370
Federal Home Loan Bank 1.16% due 2/2/2018	25,000	24,974
Kimberly-Clark Corp. 1.48% due 1/16/2018[6]	25,000	24,981
Microsoft Corp. 1.27%–1.30% due 1/16/2018–1/23/2018[6]	70,000	69,945
Paccar Financial Corp. 1.22%–1.28% due 1/8/2018–1/16/2018	42,400	42,375
Sumitomo Mitsui Banking Corp. 1.44% due 1/11/2018[6]	40,000	39,979
Walt Disney Co. 1.25% due 1/19/2018[6]	35,000	34,970
Other securities		60,315

Total short-term securities (cost: $458,355,000)		458,280
Total investment securities 107.59% (cost: $3,339,692,000)		3,338,715
Other assets less liabilities (7.59)%		(235,400)

Net assets 100.00%		$3,103,315

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 12/31/2017[8] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year U.S. Treasury Note Futures	Long	2,734	March 2018	$273,400	$339,144	$(813)
20 Year U.S. Treasury Bond Futures	Long	195	March 2018	19,500	29,835	31
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2018	(17,500)	(23,373)	110
30 Year Ultra U.S. Treasury Bond Futures	Short	219	March 2018	(21,900)	(36,717)	(23)
5 Year U.S. Treasury Note Futures	Long	14,014	April 2018	1,401,400	1,627,923	(6,730)
2 Year U.S. Treasury Note Futures	Long	2,111	April 2018	422,200	451,985	(380)
90 Day Euro Dollar Futures	Short	905	September 2018	(226,250)	(221,635)	245
90 Day Euro Dollar Futures	Long	1,595	December 2018	398,750	390,197	(242)
90 Day Euro Dollar Futures	Short	1,920	December 2019	(480,000)	(468,816)	357
						$(7,445)

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
1.345%	U.S. EFFR	1/31/2018	$1,078,000	$(56)	$—	$(56)
1.3475%	U.S. EFFR	1/31/2018	1,747,000	(86)	—	(86)
1.329%	U.S. EFFR	3/27/2019	131,000	(632)	—	(632)
1.32625%	U.S. EFFR	4/5/2019	68,800	(345)	—	(345)
1.34875%	U.S. EFFR	4/5/2019	120,000	(568)	—	(568)
1.337%	U.S. EFFR	6/8/2019	121,000	(730)	—	(730)
1.367%	U.S. EFFR	6/12/2019	60,500	(341)	—	(341)
1.37%	U.S. EFFR	6/14/2019	60,500	(341)	—	(341)
1.362%	U.S. EFFR	6/21/2019	60,500	(355)	—	(355)
1.351%	U.S. EFFR	6/28/2019	60,500	(372)	—	(372)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	(526)	—	(526)
1.8005%	3-month USD-LIBOR	9/28/2020	48,000	(444)	—	(444)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,116	—	2,116
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,099	—	2,099
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	175	—	175
3-month USD-LIBOR	2.01215%	2/2/2022	119,000	915	—	915
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	474	—	474
3-month USD-LIBOR	2.0025%	2/7/2022	59,000	477	—	477
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(10)	—	(10)
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,002	—	1,002
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,092	—	1,092
3-month USD-LIBOR	1.948%	7/28/2022	20,000	239	—	239
2.80%	3-month USD-LIBOR	9/2/2022	280,000	2,280	—	2,280
2.75%	3-month USD-LIBOR	9/2/2022	280,000	2,020	—	2,020
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(511)	—	(511)
2.00965%	3-month USD-LIBOR	10/6/2022	49,000	(498)	—	(498)
1.9855%	3-month USD-LIBOR	10/17/2022	29,500	(331)	—	(331)
1.98%	3-month USD-LIBOR	10/17/2022	29,500	(339)	—	(339)
2.08613%	3-month USD-LIBOR	11/17/2022	38,300	(257)	—	(257)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(267)	—	(267)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(28)	—	(28)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	(6)	—	(6)
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	92	—	92
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	321	—	321
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	148	—	148
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(998)	—	(998)
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	712	—	712
3-month USD-LIBOR	1.798%	2/2/2026	35,000	1,408	—	1,408
3-month USD-LIBOR	2.24%	12/5/2026	55,100	545	—	545
3-month USD-LIBOR	2.27%	12/5/2026	44,900	335	—	335
2.579%	3-month USD-LIBOR	3/14/2027	53,000	929	—	929
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(144)	—	(144)
3-month USD-LIBOR	2.31934%	11/17/2027	21,200	127	—	127
3-month USD-LIBOR	2.31613%	11/17/2027	19,800	124	—	124
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(2,240)	—	(2,240)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(2,418)	—	(2,418)
3-month USD-LIBOR	3.34%	6/27/2044	45,000	(7,252)	—	(7,252)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(2,160)	—	(2,160)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(2,262)	—	(2,262)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(404)	—	(404)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	75	—	75
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	18	—	18
3-month USD-LIBOR	2.7025%	9/10/2045	30,000	(1,030)	—	(1,030)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	24	—	24
2.44345%	3-month USD-LIBOR	6/29/2047	21,000	(422)	—	(422)

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
3-month USD-LIBOR	2.5015%	8/17/2047	$4,600	$33	$—	$33
3-month USD-LIBOR	2.5095%	8/17/2047	4,400	24	—	24
3-month USD-LIBOR	2.436%	9/19/2047	10,500	230	—	230
2.53563%	3-month USD-LIBOR	10/3/2047	20,000	(4)	—	(4)
3-month USD-LIBOR	2.56315%	10/6/2047	11,000	(65)	—	(65)
3-month USD-LIBOR	2.495%	10/17/2047	6,300	56	—	56
3-month USD-LIBOR	2.4975%	10/17/2047	6,300	52	—	52
U.S. EFFR	2.166%	10/23/2047	10,000	(28)	—	(28)
U.S. EFFR	2.145%	11/9/2047	15,400	29	—	29
U.S. EFFR	2.153%	11/10/2047	15,300	1	—	1
U.S. EFFR	2.155%	11/10/2047	8,640	(3)	—	(3)
U.S. EFFR	2.17%	11/13/2047	15,660	(57)	—	(57)
2.5735%	3-month USD-LIBOR	12/21/2047	5,400	45	—	45
3-month USD-LIBOR	2.57553%	12/29/2047	13,000	(115)	—	(115)
					$—	$(8,428)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $61,762,000, which represented 1.99% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $339,563,000, which represented 10.94% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

112	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2017

Growth funds 80.05%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,960,791	$230,498

Total growth funds (cost: $200,842,000)		230,498

Fixed income funds 15.11%
American Funds Insurance Series – Bond Fund, Class 1	4,022,202	43,520

Total fixed income funds (cost: $44,022,000)		43,520

Short-term securities 4.89%
Government Cash Management Fund	14,078,452	14,078

Total short-term securities (cost: $14,078,000)		14,078
Total investment securities 100.05% (cost: $258,942,000)		288,096
Other assets less liabilities (0.05)%		(137)

Net assets 100.00%		$287,959

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2017[2] (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	130	March 2018	$13,000	$15,101	$(38)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Growth funds 80.05%
American Funds Insurance Series – Growth Fund, Class 1	2,821,842	902,012	763,063	2,960,791	$(2,465)	$35,900	$1,621	$230,498

Fixed income funds 15.11%
American Funds Insurance Series – Bond Fund, Class 1	—	4,068,037	45,835	4,022,202	(5)	(502)	674	43,520
Total 95.16%					$(2,470)	$35,398	$2,295	$274,018

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series	113

Managed Risk International Fund

Investment portfolio December 31, 2017

Growth funds 80.15%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,479,657	$118,964

Total growth funds (cost: $99,690,000)		118,964

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	22,323

Total fixed income funds (cost: $22,581,000)		22,323

Short-term securities 4.85%
Government Cash Management Fund	7,200,311	7,200

Total short-term securities (cost: $7,200,000)		7,200
Total investment securities 100.04% (cost: $129,471,000)		148,487
Other assets less liabilities (0.04)%		(64)

Net assets 100.00%		$148,423

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2017[2] (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	66	March 2018	$6,600	$7,667	$(19)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Growth funds 80.15%
American Funds Insurance Series – International Fund, Class 1	5,381,857	1,475,679	1,377,879	5,479,657	$(584)	$29,000	$1,667	$118,964

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	—	2,098,231	35,081	2,063,150	(2)	(258)	345	22,323
Total 95.19%					$(586)	$28,742	$2,012	$141,287

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

114	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2017

Growth-and-income funds 80.32%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	$294,702

Total growth-and-income funds (cost: $263,402,000)		294,702

Fixed income funds 14.92%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	54,729

Total fixed income funds (cost: $55,397,000)		54,729

Short-term securities 4.82%
Government Cash Management Fund	17,696,252	17,696

Total short-term securities (cost: $17,696,000)		17,696
Total investment securities 100.06% (cost: $336,495,000)		367,127
Other assets less liabilities (0.06)%		(223)

Net assets 100.00%		$366,904

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2017[2] (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	167	March 2018	$16,700	$19,399	$(49)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Growth-and-income funds 80.32%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,295,700	6,791,546	7,387,915	19,699,331	$228	$31,593	$6,425	$294,702

Fixed income funds 14.92%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	—	4,549,444	18,953	4,530,491	1	(668)	690	54,729
Total 95.24%					$229	$30,925	$7,115	$349,431

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series	115

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2017

Growth-and-income funds 80.07%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,331,787	$167,322

Total growth-and-income funds (cost: $153,163,000)		167,322

Fixed income funds 15.10%
American Funds Insurance Series – Bond Fund, Class 1	2,916,097	31,552

Total fixed income funds (cost: $31,921,000)		31,552

Short-term securities 4.88%
Government Cash Management Fund	10,195,681	10,196

Total short-term securities (cost: $10,196,000)		10,196
Total investment securities 100.05% (cost: $195,280,000)		209,070
Other assets less liabilities (0.05)%		(102)

Net assets 100.00%		$208,968

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2017[2] (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	95	March 2018	$9,500	$11,036	$(28)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Growth-and-income funds 80.07%
American Funds Insurance Series – Growth-Income Fund, Class 1	3,415,529	831,566	915,308	3,331,787	$(2,960)	$24,457	$2,622	$167,322

Fixed income funds 15.10%
American Funds Insurance Series – Bond Fund, Class 1	—	2,928,337	12,240	2,916,097	(1)	(369)	492	31,552
Total 95.17%					$(2,961)	$24,088	$3,114	$198,874

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

116	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2017

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	178,833,494	$4,240,142

Total asset allocation funds (cost: $3,901,495,000)		4,240,142

Short-term securities 4.87%
Government Cash Management Fund	217,109,926	217,110

Total short-term securities (cost: $217,110,000)		217,110
Total investment securities 100.06% (cost: $4,118,605,000)		4,457,252
Other assets less liabilities (0.06)%		(2,842)

Net assets 100.00%		$4,454,410

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2017[2] (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	2,033	March 2018	$203,300	$236,162	$(592)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2017 (000)
Asset allocation funds 95.19%
American Funds Insurance Series – Asset Allocation Fund, Class 1	153,453,622	27,323,215	1,943,343	178,833,494	$4,957	$329,625	$70,949	$4,240,142

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series	117

Financial statements

Statements of assets and liabilities
at December 31, 2017

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,252,509	$4,283,077		$25,039,262		$9,755,613	$3,548,151
Affiliated issuers	—	32,175		—		—	—
Cash	826	285		5,966		224	267
Cash denominated in currencies other than U.S. dollars	77	—	*	—	*	1,557	17
Unrealized appreciation on open forward currency contracts	15	89		—		—	69
Receivables for:
Sales of investments	244	6,683		—		10,136	4,948
Sales of fund’s shares	2,175	780		5,686		2,305	1,438
Dividends and interest	6,980	4,576		9,570		18,169	5,876
Closed forward currency contracts	—	44		—		—	—
Variation margin on futures contracts	—	—		—		—	—
Variation margin on swap contracts	—	—		—		—	—
Other	91	77		40		325	10
	6,262,917	4,327,786		25,060,524		9,788,329	3,560,776
Liabilities:
Unrealized depreciation on open forward currency contracts	—	1,192		—		355	392
Payables for:
Purchases of investments	5,023	4,588		19,283		9,764	7,084
Repurchases of fund’s shares	14,501	2,894		43,820		10,041	1,590
Investment advisory services	2,734	2,529		6,875		4,021	2,064
Services provided by related parties	943	599		3,764		1,069	337
Trustees’ deferred compensation	71	48		517		220	31
Closed forward currency contracts	—	—		—		—	—
Variation margin on futures contracts	—	—		—		—	—
Variation margin on swap contracts	—	—		—		—	—
Non-U.S. taxes	4,352	754		219		4,753	16,164
Other	217	144		588		284	401
	27,841	12,748		75,066		30,507	28,063
Net assets at December 31, 2017	$6,235,076	$4,315,038		$24,985,458		$9,757,822	$3,532,713

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,621,863	$3,116,123		$13,105,139		$7,085,727	$2,609,444
Undistributed (distributions in excess of) net investment income	3,242	10,507		41,109		2,852	4,643
Undistributed (accumulated) net realized gain (loss)	427,988	238,153		2,386,299		458,991	92,357
Net unrealized appreciation (depreciation)	2,181,983	950,255		9,452,911		2,210,252	826,269
Net assets at December 31, 2017	$6,235,076	$4,315,038		$24,985,458		$9,757,822	$3,532,713

Investment securities, at cost:
Unaffiliated issuers	$4,066,420	$3,337,949		$15,586,391		$7,542,215	$2,705,479
Affiliated issuers	—	25,519		—		—	—
Cash denominated in currencies other than U.S. dollars, at cost	77	—	*	—	*	1,552	17

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

118	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$9,376,768	$2,106,326		$30,709,873	$1,460,513	$599,194	$25,925,861	$356,247	$12,735,377	$2,492,473
—	—		—	—	—	233,520	—	—	—
74	327		2,827	190	387	13,225	88	6,703	48
—	—	*	82	305	99	575	32	8,467	1,392
—	—		—	—	—	—	144	10,220	4,906

—	9,418		14	420	14,350	242,667	3,300	901,567	48,509
1,782	665		8,715	339	760	30,699	621	5,401	1,723
11,389	4,262		38,831	4,986	2,318	60,752	1,283	66,255	18,888
—	—		—	—	—	—	11	—	253
—	—		—	—	—	58	—	1,377	192
—	—		—	—	—	68	—	651	367
30	113		225	60	12	365	21	335	286
9,390,043	2,121,111		30,760,567	1,466,813	617,120	26,507,790	361,747	13,736,353	2,569,037

—	—		—	—	—	—	269	2,678	4,246

—	13,327		20,032	204	22,077	827,715	7,055	3,028,664	94,178
5,780	1,249		34,294	2,188	8	9,032	54	1,676	162
3,073	1,048		6,737	740	248	5,754	195	3,275	1,101
877	358		3,401	82	75	2,124	57	992	274
78	22		591	9	2	253	2	115	24
—	—		—	—	—	—	2	—	899
—	—		—	—	—	191	—	37	9
—	—		—	—	—	181	—	1,058	282
220	2,563		2,618	1,528	11	131	150	—	235
166	98		532	95	242	2,315	64	164	49
10,194	18,665		68,205	4,846	22,663	847,696	7,848	3,038,659	101,459
$9,379,849	$2,102,446		$30,692,362	$1,461,967	$594,457	$25,660,094	$353,899	$10,697,694	$2,467,578

$6,329,001	$1,433,416		$19,750,659	$1,270,668	$560,897	$19,078,377	$295,581	$10,588,572	$2,421,281
37,271	6,666		88,048	4,347	261	92,516	(671)	35,376	2,784
718,730	151,697		2,154,031	(4,704)	1,369	1,230,620	1,590	11,921	6,180
2,294,847	510,667		8,699,624	191,656	31,930	5,258,581	57,399	61,825	37,333
$9,379,849	$2,102,446		$30,692,362	$1,461,967	$594,457	$25,660,094	$353,899	$10,697,694	$2,467,578

$7,081,951	$1,593,223		$22,008,737	$1,267,746	$567,274	$20,455,210	$298,597	$12,684,562	$2,454,021
—	—		—	—	—	438,627	—	—	—
—	—	*	82	305	99	575	32	8,384	1,371

American Funds Insurance Series	119

Statements of assets and liabilities
at December 31, 2017

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,424,657		$416,389	$305,727	$3,338,715	$14,078
Affiliated issuers	—		—	—	—	274,018
Cash	7,789		184	78	1,154	—
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	5,688		69,814	—	93,294	—
Sales of fund’s shares	231		159	129	791	424
Dividends and interest	22,421		1,001	—	13,174	14
Deposits at brokers for futures contracts	—		—	—	—	81
Variation margin on futures contracts	—		152	—	2,137	12
Variation margin on swap contracts	23		86	—	1,629	—
Other	168		1	—	21	—
	1,460,977		487,786	305,934	3,450,915	288,627
Liabilities:
Payables for:
Purchases of investments	5,131		147,041	—	342,862	396
Repurchases of fund’s shares	499		240	924	488	7
Investment advisory services	581		121	84	886	24
Services provided by related parties	186		19	60	353	233
Trustees’ deferred compensation	53		2	19	61	1
Variation margin on futures contracts	—		—	—	264	—
Variation margin on swap contracts	184		153	—	2,614	—
Bank overdraft	—		—	—	—	5
Other	463		40	42	72	2
	7,097		147,616	1,129	347,600	668
Net assets at December 31, 2017	$1,453,880		$340,170	$304,805	$3,103,315	$287,959

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,608,594		$339,464	$304,384	$3,108,660	$245,388
Undistributed (distributions in excess of) net investment income	13,377		1,052	462	9,726	1,399
Undistributed (accumulated) net realized gain (loss)	(163,565)		101	—	1,780	12,056
Net unrealized appreciation (depreciation)	(4,526)		(447)	(41)	(16,851)	29,116
Net assets at December 31, 2017	$1,453,880		$340,170	$304,805	$3,103,315	$287,959

Investment securities, at cost:
Unaffiliated issuers	$1,429,183		$415,419	$305,768	$3,339,692	$14,078
Affiliated issuers	—		—	—	—	244,864
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$7,200		$17,696	$10,196	$217,110
141,287		349,431	198,874	4,240,142
—		—	—	—
—		—	—	—

—		233	12	347
390		19	276	20,891
7		17	10	206
41		104	59	1,271
6		16	9	191
—		—	—	—
—		—	—	—
148,931		367,516	209,436	4,480,158

367		13	258	19,185
3		250	16	1,062
12		31	18	374
120		301	171	3,317
1		1	1	20
—		—	—	—
—		—	—	—
5		6	3	72
—	*	10	1	1,718
508		612	468	25,748
$148,423		$366,904	$208,968	$4,454,410

$134,213		$320,903	$188,490	$3,888,542
1,323		5,669	2,167	53,091
(6,110)		9,749	4,549	174,722
18,997		30,583	13,762	338,055
$148,423		$366,904	$208,968	$4,454,410

$7,200		$17,696	$10,196	$217,110
122,271		318,799	185,084	3,901,495
—		—	—	—

American Funds Insurance Series	121

Statements of assets and liabilities
at December 31, 2017

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$2,009,765	$1,639,002	$8,100,634	$5,013,606	$2,049,765
Shares outstanding	65,876	64,573	104,059	230,943	81,020
Net asset value per share	$30.51	$25.38	$77.85	$21.71	$25.30
Class 1A:
Net assets	$2,331	$194	$2,815	$1,637	$662
Shares outstanding	77	8	36	76	26
Net asset value per share	$30.46	$25.36	$77.74	$21.67	$25.25
Class 2:
Net assets	$4,012,273	$2,550,887	$15,716,541	$4,422,688	$1,055,043
Shares outstanding	132,692	103,187	203,181	204,479	42,082
Net asset value per share	$30.24	$24.72	$77.35	$21.63	$25.07
Class 3:
Net assets			$211,654	$31,264
Shares outstanding			2,702	1,437
Net asset value per share			$78.32	$21.75
Class 4:
Net assets	$210,707	$124,955	$953,814	$288,627	$427,243
Shares outstanding	6,993	5,017	12,459	13,478	17,094
Net asset value per share	$30.13	$24.91	$76.56	$21.42	$24.99

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$631,391	$265,116	$37,092	$1,557,932
Shares outstanding	61,972	25,328	3,286	128,979
Net asset value per share	$10.19	$10.47	$11.29	$12.08
Class 1A:
Net assets	$398	$104	$10	$303
Shares outstanding	39	10	1	25
Net asset value per share	$10.18	$10.46	$11.29	$12.08
Class 2:
Net assets	$775,849	$62,581	$248,306	$1,472,985
Shares outstanding	77,355	5,990	22,562	123,162
Net asset value per share	$10.03	$10.45	$11.01	$11.96
Class 3:
Net assets	$12,095		$4,180	$10,219
Shares outstanding	1,182		376	844
Net asset value per share	$10.23		$11.12	$12.11
Class 4:
Net assets	$34,147	$12,369	$15,217	$61,876
Shares outstanding	3,156	1,192	1,367	5,163
Net asset value per share	$10.82	$10.38	$11.13	$11.98
Class P1:
Net assets					$1,672
Shares outstanding					126
Net asset value per share					$13.22
Class P2:
Net assets					$286,287
Shares outstanding					21,794
Net asset value per share					$13.14

*	Amount less than one thousand.

See Notes to Financial Statements

122	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,580,689	$485,159	$15,765,468	$1,120,622	$254,064	$16,556,359	$93,180	$6,434,289	$1,272,735
373,041	30,679	313,948	63,244	24,427	698,250	7,310	594,607	107,164
$14.96	$15.81	$50.22	$17.72	$10.40	$23.71	$12.75	$10.82	$11.88
$630	$132	$2,169	$2,151	$906	$4,226	$251	$1,072	$75
42	8	43	122	87	178	20	99	6
$14.94	$15.81	$50.15	$17.70	$10.39	$23.69	$12.74	$10.80	$11.87
$3,551,426	$1,537,698	$13,930,265	$275,757	$1,470	$5,479,790	$209,277	$3,965,674	$1,164,070
240,001	97,416	280,230	15,612	141	233,306	16,448	371,033	98,747
$14.80	$15.78	$49.71	$17.66	$10.40	$23.49	$12.72	$10.69	$11.79
		$167,461			$37,683
		3,330			1,588
		$50.29			$23.73
$247,104	$79,457	$826,999	$63,437	$338,017	$3,582,036	$51,191	$296,659	$30,698
16,735	5,094	16,773	3,609	32,558	153,077	4,055	27,773	2,624
$14.77	$15.60	$49.31	$17.58	$10.38	$23.40	$12.63	$10.68	$11.70

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$138	$217	$2,485	$1,655,955
12	17	196	121,880
$11.25	$13.04	$12.66	$13.59
$148,285	$366,687	$206,483	$2,798,455
13,298	28,293	16,411	206,542
$11.15	$12.96	$12.58	$13.55

American Funds Insurance Series	123

Statements of operations
for the year ended December 31, 2017

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$85,149	$48,804	$246,805	$150,915	$51,286
Interest	2,573	3,295	13,115	12,542	10,886
	87,722	52,099	259,920	163,457	62,172
Fees and expenses*:
Investment advisory services	30,510	28,827	77,148	43,433	23,033
Distribution services	9,963	6,320	39,735	10,764	3,328
Insurance administrative services	354	171	1,544	305	821
Transfer agent services	1	— †	3	1	— †
Administrative services	587	413	2,369	877	327
Reports to shareholders	284	191	1,195	426	157
Registration statement and prospectus	68	87	341	67	43
Trustees’ compensation	50	36	203	73	28
Auditing and legal	68	64	60	63	193
Custodian	888	596	531	1,552	1,271
Other	37	82	17	28	53
Total fees and expenses before waivers/reimbursements	42,810	36,787	123,146	57,589	29,254
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	42,810	36,787	123,146	57,589	29,254
Net investment income	44,912	15,312	136,774	105,868	32,918
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	434,542	215,857	2,561,326	449,195	239,723
Affiliated issuers*	—	(3,537)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	241	(4,263)	—	(9,021)	(881)
Swap contracts	—	—	—	—	—
Currency transactions	(1,592)	(154)	(253)	(1,490)	(1,852)
	433,191	207,903	2,561,073	438,684	236,990
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,102,369	714,910	3,159,720	1,848,284	568,118
Affiliated issuers	—	18,554	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(344)	(2,489)	—	1,789	(333)
Swap contracts	—	—	—	—	—
Currency translations	491	111	77	463	(197)
	1,102,516	731,086	3,159,797	1,850,536	567,588
Net realized gain (loss) and unrealized appreciation (depreciation)	1,535,707	938,989	5,720,870	2,289,220	804,578
Net increase in net assets resulting from operations	$1,580,619	$954,301	$5,857,644	$2,395,088	$837,496

See end of statements of operations for footnotes.

See Notes to Financial Statements

124	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$237,559	$56,575	$539,680	$41,062	$16,366	$306,873	$4,463	$1	$86
3,900	4,539	22,816	3,660	2,435	210,080	2,617	279,063	69,977
241,459	61,114	562,496	44,722	18,801	516,953	7,080	279,064	70,063

35,032	12,085	74,641	8,016	2,505	63,395	1,958	39,232	12,626
9,060	3,813	35,480	779	748	21,595	552	10,290	2,929
440	79	1,515	123	747	8,084	65	360	42
1	— †	3	— †	— †	3	— †	1	— †
901	203	2,848	131	50	2,366	30	1,085	238
345	64	1,221	29	11	1,108	6	456	87
205	16	269	27	28	407	8	211	20
78	18	243	11	4	200	3	96	21
40	112	54	53	51	47	55	46	47
80	346	534	279	43	310	35	268	353
7	9	22	15	7	146	25	91	54
46,189	16,745	116,830	9,463	4,194	97,661	2,737	52,136	16,417

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
46,189	16,745	116,830	9,463	4,194	97,661	2,737	52,136	16,417
195,270	44,369	445,666	35,259	14,607	419,292	4,343	226,928	53,646

686,740	151,815	2,103,780	6,272	9,027	1,240,250	9,394	17,539	(633)
—	—	—	—	—	—	—	—	—
—	—	—	—	—	376	—	17,742	349
—	(157)	—	(143)	(16)	—	(136)	(46,710)	(18,259)
—	—	—	—	—	3,089	—	627	(5,432)
(20)	(372)	(1,163)	(493)	(47)	(251)	18	292	(2,850)
686,720	151,286	2,102,617	5,636	8,964	1,243,464	9,276	(10,510)	(26,825)

550,418	281,665	3,222,476	242,530	35,686	1,919,245	38,441	191,050	128,539
—	—	—	—	—	(35,533)	—	—	—
—	—	—	—	—	(995)	—	(3,048)	(359)
—	(147)	—	105	5	—	(227)	5,615	6,025
—	—	—	—	—	(2,619)	—	(933)	(2,601)
43	120	170	133	18	133	25	357	583
550,461	281,638	3,222,646	242,768	35,709	1,880,231	38,239	193,041	132,187

1,237,181	432,924	5,325,263	248,404	44,673	3,123,695	47,515	182,531	105,362
$1,432,451	$477,293	$5,770,929	$283,663	$59,280	$3,542,987	$51,858	$409,459	$159,008

American Funds Insurance Series	125

Statements of operations
for the year ended December 31, 2017

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$1,001	$—	$—	$—	$2,295
Interest	105,683	6,820	3,240	61,344	120
	106,684	6,820	3,240	61,344	2,415
Fees and expenses*:
Investment advisory services	7,701	1,436	1,017	10,190	371
Distribution services	2,084	180	704	3,883	616
Insurance administrative services	67	25	38	144	619
Transfer agent services	—	— †	— †	— †	— †
Administrative services	165	34	32	301	—
Accounting and administrative services	—	—	—	—	56
Reports to shareholders	58	6	10	97	4
Registration statement and prospectus	15	4	5	26	10
Trustees’ compensation	15	3	3	26	2
Auditing and legal	56	44	42	43	6
Custodian	27	43	1	67	12
Other	38	42	— †	64	4
Total fees and expenses before waivers/reimbursements	10,226	1,817	1,852	14,841	1,700
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	124
Miscellaneous fee reimbursements	—	—	—	—	20
Total waivers/reimbursements of fees and expenses	—	—	—	—	144
Total fees and expenses after waivers/reimbursements	10,226	1,817	1,852	14,841	1,556
Net investment income	96,458	5,003	1,388	46,503	859
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	27,103	(460)	9	(2,118)	—
Affiliated issuers*	—	—	—	—	(2,470)
Futures contracts	—	587	—	(2,897)	—
Swap contracts	(2,615)	281	—	16,684	—
Currency transactions	(46)	—	—	—	—
Capital gain distributions received from affiliated issuers	—	—	—	—	21,738
	24,442	408	9	11,669	19,268
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	(2,755)	1,326	(64)	12,612	—
Affiliated issuers	—	—	—	—	35,398
Futures contracts	—	(315)	—	(1,030)	(38)
Swap contracts	(1,068)	(1,442)	—	(18,456)	—
	(3,823)	(431)	(64)	(6,874)	35,360
Net realized gain (loss) and unrealized appreciation (depreciation)	20,619	(23)	(55)	4,795	54,628
Net increase in net assets resulting from operations	$117,077	$4,980	$1,333	$51,298	$55,487

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated transactions is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

126	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$2,012	$7,115		$3,114		$70,949
55	159		88		1,887
2,067	7,274		3,202		72,836

187	530		281		6,118
311	883		463		6,556
311	883		467		10,196
— †	—	†	—	†	—	†
—	—		—		—
53	58		54		142
2	6		4		86
4	19		6		124
1	3		2		34
6	6		6		7
12	12		12		12
2	11		3		818
889	2,411		1,298		24,093

62	177		94		2,039
43	9		30		—
105	186		124		2,039
784	2,225		1,174		22,054
1,283	5,049		2,028		50,782

—	—		—		—
(586)	229		(2,961)		4,957
(506)	—	†	—	†	—
—	—		—		—
7	—	†	—		—
1,333	12,606		11,244		172,372
248	12,835		8,283		177,329

—	—		—		—
28,742	30,925		24,088		329,625
(1)	(49)		(28)		(592)
—	—		—		—
28,741	30,876		24,060		329,033

28,989	43,711		32,343		506,362
$30,272	$48,760		$34,371		$557,144

American Funds Insurance Series	127

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$44,912	$43,253	$15,312	$16,207	$136,774	$179,970
Net realized gain (loss)	433,191	182,760	207,903	(26,426)	2,561,073	2,252,045
Net unrealized appreciation (depreciation)	1,102,516	(192,438)	731,086	93,893	3,159,797	(489,479)
Net increase (decrease) in net assets resulting from operations	1,580,619	33,575	954,301	83,674	5,857,644	1,942,536
Dividends and distributions paid to shareholders:
Dividends from net investment income	(42,742)	(51,522)	(21,019)	(13,487)	(136,164)	(177,667)
Distributions from net realized gain on investments	(174,096)	(443,911)	—	(724,863)	(2,251,429)	(1,900,853)
Total dividends and distributions paid to shareholders	(216,838)	(495,433)	(21,019)	(738,350)	(2,387,593)	(2,078,520)
Net capital share transactions	(335,425)	134,946	(495,098)	300,027	(34,343)	(111,950)
Total increase (decrease) in net assets	1,028,356	(326,912)	438,184	(354,649)	3,435,708	(247,934)
Net assets:
Beginning of year	5,206,720	5,533,632	3,876,854	4,231,503	21,549,750	21,797,684
End of year	$6,235,076	$5,206,720	$4,315,038	$3,876,854	$24,985,458	$21,549,750
Undistributed (distributions in excess of) net investment income	$3,242	$(4,119)	$10,507	$14,387	$41,109	$41,075

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$35,259	$30,357	$14,607	$10,171	$419,292	$356,748
Net realized gain (loss)	5,636	(11,768)	8,964	(5,074)	1,243,464	1,072,096
Net unrealized appreciation (depreciation)	242,768	(534)	35,709	5,120	1,880,231	360,724
Net increase (decrease) in net assets resulting from operations	283,663	18,055	59,280	10,217	3,542,987	1,789,568
Dividends and distributions paid to shareholders:
Dividends from net investment income	(32,772)	(30,394)	(14,010)	(11,031)	(405,124)	(347,205)
Distributions from net realized gain on investments	—	(4,687)	—	—	(1,069,604)	(465,866)
Total dividends and distributions paid to shareholders	(32,772)	(35,081)	(14,010)	(11,031)	(1,474,728)	(813,071)
Net capital share transactions	109,624	125,599	137,152	175,844	2,543,934	1,700,837
Total increase (decrease) in net assets	360,515	108,573	182,422	175,030	4,612,193	2,677,334
Net assets:
Beginning of year	1,101,452	992,879	412,035	237,005	21,047,901	18,370,567
End of year	$1,461,967	$1,101,452	$594,457	$412,035	$25,660,094	$21,047,901
Undistributed (distributions in excess of) net investment income	$4,347	$1,519	$261	$(948)	$92,516	$71,334

128	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$105,868	$107,613	$32,918	$30,850	$195,270	$173,682	$44,369	$37,944	$445,666	$406,211
438,684	174,210	236,990	(49,262)	686,720	340,410	151,286	63,152	2,102,617	1,870,618
1,850,536	486	567,588	165,410	550,461	803,943	281,638	36,088	3,222,646	478,434

2,395,088	282,309	837,496	146,998	1,432,451	1,318,035	477,293	137,184	5,770,929	2,755,263

(124,236)	(112,086)	(34,131)	(26,290)	(188,626)	(170,997)	(42,795)	(36,671)	(435,451)	(395,167)
(100,924)	(637,485)	—	—	(328,660)	(595,206)	(33,692)	—	(1,807,557)	(2,694,334)
(225,160)	(749,571)	(34,131)	(26,290)	(517,286)	(766,203)	(76,487)	(36,671)	(2,243,008)	(3,089,501)
133,019	439,487	(164,517)	79,376	(178,554)	1,193,132	(289,969)	114,314	1,071,251	2,214,035
2,302,947	(27,775)	638,848	200,084	736,611	1,744,964	110,837	214,827	4,599,172	1,879,797

7,454,875	7,482,650	2,893,865	2,693,781	8,643,238	6,898,274	1,991,609	1,776,782	26,093,190	24,213,393
$9,757,822	$7,454,875	$3,532,713	$2,893,865	$9,379,849	$8,643,238	$2,102,446	$1,991,609	$30,692,362	$26,093,190

$2,852	$29,116	$4,643	$(14,553)	$37,271	$30,648	$6,666	$6,361	$88,048	$79,383

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$4,343	$3,667	$226,928	$188,699	$53,646	$49,208	$96,458	$106,342	$5,003	$4,590
9,276	1,518	(10,510)	163,219	(26,825)	(11,548)	24,442	(82,614)	408	4,966
38,239	5,219	193,041	(52,479)	132,187	25,290	(3,823)	262,380	(431)	(1,322)

51,858	10,404	409,459	299,439	159,008	62,950	117,077	286,108	4,980	8,234

(3,252)	(3,285)	(220,546)	(197,417)	(11,164)	(15,576)	(98,414)	(106,140)	(5,571)	(6,310)
(10,070)	—	(157,395)	(35,948)	(14,449)	(4,207)	—	—	(2,214)	(3,532)
(13,322)	(3,285)	(377,941)	(233,365)	(25,613)	(19,783)	(98,414)	(106,140)	(7,785)	(9,842)
63,483	25,497	(223,341)	898,544	85,999	(40,534)	(346,424)	(193,559)	2,570	(117)
102,019	32,616	(191,823)	964,618	219,394	2,633	(327,761)	(13,591)	(235)	(1,725)

251,880	219,264	10,889,517	9,924,899	2,248,184	2,245,551	1,781,641	1,795,232	340,405	342,130
$353,899	$251,880	$10,697,694	$10,889,517	$2,467,578	$2,248,184	$1,453,880	$1,781,641	$340,170	$340,405

$(671)	$(1,060)	$35,376	$59,835	$2,784	$(5,646)	$13,377	$17,830	$1,052	$1,033

American Funds Insurance Series	129

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,388	$(452)	$46,503	$36,028	$859	$731
Net realized gain (loss)	9	—	11,669	9,371	19,268	(560)
Net unrealized appreciation (depreciation)	(64)	(3)	(6,874)	(5,718)	35,360	6,120
Net increase (decrease) in net assets resulting from operations	1,333	(455)	51,298	39,681	55,487	6,291
Dividends and distributions paid to shareholders:
Dividends from net investment income	(906)	—	(43,993)	(46,049)	(734)	(330)
Distributions from net realized gain on investments	—	—	—	(60,973)	(4,142)	(15,012)
Total dividends and distributions paid to shareholders	(906)	—	(43,993)	(107,022)	(4,876)	(15,342)
Net capital share transactions	(46,638)	(11,965)	58,286	43,179	36,220	64,347
Total increase (decrease) in net assets	(46,211)	(12,420)	65,591	(24,162)	86,831	55,296
Net assets:
Beginning of year	351,016	363,436	3,037,724	3,061,886	201,128	145,832
End of year	$304,805	$351,016	$3,103,315	$3,037,724	$287,959	$201,128
Undistributed (distributions in excess of) net investment income	$462	$(20)	$9,726	$7,697	$1,399	$729

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016

$1,283	$884	$5,049	$4,012	$2,028	$1,562	$50,782	$41,207
248	(4,433)	12,835	5,539	8,283	5,070	177,329	37,559
28,741	1,071	30,876	15,029	24,060	2,438	329,033	148,316

30,272	(2,478)	48,760	24,580	34,371	9,070	557,144	227,082

(900)	(843)	(5,161)	(3,375)	(1,867)	(1,707)	(31,722)	(44,188)
(1,403)	(2,185)	(5,568)	(5,923)	(7,726)	(8,465)	(38,742)	(93,578)
(2,303)	(3,028)	(10,729)	(9,298)	(9,593)	(10,172)	(70,464)	(137,766)
22,849	19,951	37,657	138,529	23,434	39,189	408,750	804,645
50,818	14,445	75,688	153,811	48,212	38,087	895,430	893,961

97,605	83,160	291,216	137,405	160,756	122,669	3,558,980	2,665,019
$148,423	$97,605	$366,904	$291,216	$208,968	$160,756	$4,454,410	$3,558,980

$1,323	$891	$5,669	$4,274	$2,167	$1,865	$53,091	$31,585

American Funds Insurance Series	131

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

132	American Funds Insurance Series

Ultra-Short Bond Fund — Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	133

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

134	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	135

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2017 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$1,081,264	$918,147	$—	$1,999,411
Consumer discretionary	694,629	438,256	—	1,132,885
Health care	382,457	363,432	—	745,889
Financials	218,654	432,229	—	650,883
Consumer staples	145,849	319,565	—	465,414
Industrials	130,560	254,066	—	384,626
Materials	79,260	60,639	—	139,899
Telecommunication services	—	69,545	—	69,545
Other	54,064	76,455	—	130,519
Miscellaneous	100,887	208,229	—	309,116
Bonds, notes & other debt instruments	—	1,998	—	1,998
Short-term securities	—	222,324	—	222,324
Total	$2,887,624	$3,364,885	$—	$6,252,509

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$15	$—	$15

*	Securities with a value of $3,130,602,000, which represented 50.21% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$329,356	$551,760	$9,428	$890,544
Health care	603,611	110,760	—	714,371
Information technology	412,279	301,973	—	714,252
Industrials	151,501	294,339	—	445,840
Financials	214,438	190,470	—	404,908
Materials	104,305	71,999	—	176,304
Consumer staples	3,788	143,003	—	146,791
Energy	84,263	24,844	10,408	119,515
Real estate	41,034	69,305	—	110,339
Utilities	11,606	63,512	—	75,118
Telecommunication services	—	18,660	—	18,660
Miscellaneous	102,354	108,632	—	210,986
Rights & warrants	376	—	—	376
Convertible bonds	—	8,667	—	8,667
Bonds, notes & other debt instruments	—	4,110	—	4,110
Short-term securities	—	274,471	—	274,471
Total	$2,058,911	$2,236,505	$19,836	$4,315,252

136	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$89	$—	$89
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,192)	—	(1,192)
Total	$—	$(1,103)	$—	$(1,103)

*	Securities with a value of $1,942,046,000, which represented 45.01% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$6,845,509	$915,367	$—	$7,760,876
Consumer discretionary	4,738,236	94,422	—	4,832,658
Health care	3,259,476	—	—	3,259,476
Financials	2,185,851	147,823	—	2,333,674
Energy	1,816,396	25,468	—	1,841,864
Industrials	1,358,459	295,546	—	1,654,005
Consumer staples	417,696	145,792	—	563,488
Other	574,854	—	—	574,854
Miscellaneous	617,094	15,368	—	632,462
Convertible stocks	—	—	9,173	9,173
Short-term securities	—	1,576,732	—	1,576,732
Total	$21,813,571	$3,216,518	$9,173	$25,039,262

*	Securities with a value of $1,614,318,000, which represented 6.46% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$41,115	$1,696,929	$—	$1,738,044
Information technology	234,815	942,033	—	1,176,848
Consumer discretionary	93,697	1,013,232	—	1,106,929
Health care	98,109	857,742	—	955,851
Industrials	32,143	862,182	—	894,325
Consumer staples	25,429	769,539	—	794,968
Materials	195,900	361,779	—	557,679
Utilities	—	515,357	—	515,357
Energy	143,691	315,986	—	459,677
Telecommunication services	—	244,269	—	244,269
Real estate	—	190,704	—	190,704
Miscellaneous	6,325	222,989	—	229,314
Rights & warrants	—	6,390	—	6,390
Bonds, notes & other debt instruments	—	71,438	—	71,438
Short-term securities	—	813,820	—	813,820
Total	$871,224	$8,884,389	$—	$9,755,613

See next page for footnote.

American Funds Insurance Series	137

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(355)	$—	$(355)

*	Securities with a value of $7,669,394,000, which represented 78.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$456,159	$447,994	$—	$904,153
Financials	161,231	233,656	—	394,887
Consumer discretionary	147,598	171,119	—	318,717
Energy	44,789	259,731	—	304,520
Consumer staples	37,317	247,836	—	285,153
Materials	133,930	140,519	—	274,449
Industrials	53,846	165,765	—	219,611
Health care	77,782	79,033	—	156,815
Telecommunication services	4,339	83,524	—	87,863
Utilities	54,367	12,099	—	66,466
Real estate	38,038	—	27	38,065
Miscellaneous	47,500	117,331	—	164,831
Preferred securities	—	—	1,340	1,340
Rights & warrants	—	62,810	—	62,810
Bonds, notes & other debt instruments	—	97,099	—	97,099
Short-term securities	—	171,372	—	171,372
Total	$1,256,896	$2,289,888	$1,367	$3,548,151

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$69	$—	$69
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(392)	—	(392)
Total	$—	$(323)	$—	$(323)

*	Securities with a value of $1,899,212,000, which represented 53.76% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

138	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,797,572	$—	$—	$1,797,572
Financials	1,260,539	—	—	1,260,539
Information technology	1,121,010	—	—	1,121,010
Industrials	1,065,467	—	—	1,065,467
Consumer staples	1,001,235	—	—	1,001,235
Telecommunication services	794,583	—	—	794,583
Energy	733,529	—	—	733,529
Consumer discretionary	520,449	—	—	520,449
Materials	259,727	—	—	259,727
Other	112,331	—	—	112,331
Miscellaneous	361,132	—	—	361,132
Short-term securities	—	349,194	—	349,194
Total	$9,027,574	$349,194	$—	$9,376,768

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$203,616	$295,474	$—	$499,090
Financials	120,856	106,026	—	226,882
Industrials	96,923	126,666	—	223,589
Consumer staples	46,060	138,984	—	185,044
Consumer discretionary	77,851	99,746	—	177,597
Health care	131,217	19,117	—	150,334
Energy	23,032	106,979	—	130,011
Materials	53,553	69,868	—	123,421
Real estate	61,482	11,605	—	73,087
Utilities	11,028	36,063	—	47,091
Telecommunication services	21,966	14,635	—	36,601
Miscellaneous	38,248	58,585	—	96,833
Convertible bonds	—	6,622	—	6,622
Bonds, notes & other debt instruments	—	41,995	—	41,995
Short-term securities	—	88,129	—	88,129
Total	$885,832	$1,220,494	$—	$2,106,326

*	Securities with a value of $1,083,748,000, which represented 51.55% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

American Funds Insurance Series	139

Growth-Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$5,040,128	$155,981	$—	$5,196,109
Consumer discretionary	4,770,317	225,966	—	4,996,283
Health care	4,376,528	183,158	—	4,559,686
Financials	2,910,454	446,084	—	3,356,538
Industrials	2,578,432	332,460	—	2,910,892
Consumer staples	1,489,742	814,677	—	2,304,419
Energy	1,559,365	398,628	—	1,957,993
Materials	1,277,722	91,080	—	1,368,802
Telecommunication services	600,824	—	—	600,824
Real estate	535,421	—	—	535,421
Utilities	250,402	855	—	251,257
Mutual funds	55,129	—	—	55,129
Miscellaneous	480,393	309,384	—	789,777
Convertible stocks	6,192	5,450	—	11,642
Convertible bonds	—	107,354	—	107,354
Bonds, notes & other debt instruments	—	56,489	—	56,489
Short-term securities	—	1,651,258	—	1,651,258
Total	$25,931,049	$4,778,824	$—	$30,709,873

*	Securities with a value of $2,749,134,000, which represented 8.96% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$21,988	$313,223	$—	$335,211
Consumer staples	16,215	117,019	—	133,234
Industrials	—	122,482	—	122,482
Utilities	—	117,311	—	117,311
Information technology	25,969	88,895	—	114,864
Health care	12,545	100,340	—	112,885
Consumer discretionary	8,917	98,687	—	107,604
Real estate	—	89,077	—	89,077
Energy	4,763	76,029	—	80,792
Materials	10,678	62,774	—	73,452
Telecommunication services	—	43,293	—	43,293
Bonds, notes & other debt instruments	—	36,911	—	36,911
Short-term securities	—	93,397	—	93,397
Total	$101,075	$1,359,438	$—	$1,460,513

*	Securities with a value of $1,188,243,000, which represented 81.28% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

140	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$52,870	$7,692	$—	$60,562
Financials	18,600	41,604	—	60,204
Consumer staples	19,698	32,724	—	52,422
Information technology	33,208	17,065	—	50,273
Consumer discretionary	16,007	21,266	—	37,273
Telecommunication services	5,072	30,191	—	35,263
Real estate	18,738	10,284	—	29,022
Utilities	5,189	21,210	—	26,399
Health care	14,691	8,660	—	23,351
Industrials	8,324	12,728	—	21,052
Materials	9,381	2,890	—	12,271
Miscellaneous	—	1,290	—	1,290
Convertible stocks	14,967	—	—	14,967
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	86,945	—	86,945
Mortgage-backed obligations	—	28,433	—	28,433
Corporate bonds & notes	—	21,514	—	21,514
Asset-backed obligations	—	3,981	—	3,981
Short-term securities	—	33,972	—	33,972
Total	$216,745	$382,449	$—	$599,194

*	Securities with a value of $207,107,000, which represented 34.84% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$4,377,468	$208,359	$2,985	$4,588,812
Health care	2,376,858	—	368	2,377,226
Financials	2,219,696	120,644	—	2,340,340
Consumer discretionary	1,734,901	—	—	1,734,901
Energy	1,436,851	1,999	—	1,438,850
Consumer staples	561,703	583,888	—	1,145,591
Materials	922,022	—	—	922,022
Industrials	863,216	2,948	16	866,180
Real estate	329,533	—	—	329,533
Telecommunication services	99,225	—	—	99,225
Miscellaneous	606,605	53,692	—	660,297
Convertible stocks	—	7,062	5,725	12,787
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,929,266	—	2,929,266
Corporate bonds & notes	—	2,277,205	13,081	2,290,286
Mortgage-backed obligations	—	1,357,892	—	1,357,892
Federal agency bonds & notes	—	51,094	—	51,094
Other	—	211,780	—	211,780
Short-term securities	—	2,803,299	—	2,803,299
Total	$15,528,078	$10,609,128	$22,175	$26,159,381

See next page for footnote.

American Funds Insurance Series	141

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$73	$—	$—	$73
Unrealized appreciation on interest rate swaps	—	658	—	658
Liabilities:
Unrealized depreciation on futures contracts	(826)	—	—	(826)
Unrealized depreciation on interest rate swaps	—	(6,906)	—	(6,906)
Total	$(753)	$(6,248)	$—	$(7,001)

*	Securities with a value of $957,800,000, which represented 3.73% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Futures contracts and interest rate swaps are not included in the investment portfolio.

Global Balanced Fund

		Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$16,700	$22,876	$—	$39,576
Industrials	11,393	18,011	—	29,404
Financials	15,563	12,877	—	28,440
Consumer staples	13,257	12,223	—	25,480
Health care	13,467	4,281	—	17,748
Materials	7,529	8,099	—	15,628
Energy	7,323	8,128	—	15,451
Consumer discretionary	7,808	7,463	—	15,271
Utilities	2,201	5,269	—	7,470
Real estate	1,921	4,203	—	6,124
Miscellaneous	6,241	10,961	—	17,202
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	50,017	—	50,017
U.S. Treasury bonds & notes	—	33,942	—	33,942
Corporate bonds & notes	—	22,383	—	22,383
Mortgage-backed obligations	—	5,463	—	5,463
Asset-backed obligations	—	200	—	200
Short-term securities	—	26,448	—	26,448
Total	$103,403	$252,844	$—	$356,247

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$144	$—	$144
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(269)	—	(269)
Total	$—	$(125)	$—	$(125)

*	Securities with a value of $112,907,000, which represented 31.90% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

142	American Funds Insurance Series

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,460,122	$3,034	$3,463,156
U.S. Treasury bonds & notes	—	2,907,009	—	2,907,009
Mortgage-backed obligations	—	2,764,932	—	2,764,932
Bonds & notes of governments & government agencies outside the U.S.	—	681,980	—	681,980
Asset-backed obligations	—	297,847	—	297,847
Municipals	—	240,326	—	240,326
Federal agency bonds & notes	—	12,036	—	12,036
Common stocks	—	—	1,242	1,242
Rights & warrants	—	55	—	55
Short-term securities	—	2,366,794	—	2,366,794
Total	$—	$12,731,101	$4,276	$12,735,377

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$25	$—	$—	$25
Unrealized appreciation on open forward currency contracts	—	10,220	—	10,220
Unrealized appreciation on interest rate swaps	—	18,448	—	18,448
Liabilities:
Unrealized depreciation on futures contracts	(4,181)	—	—	(4,181)
Unrealized depreciation on open forward currency contracts	—	(2,678)	—	(2,678)
Unrealized depreciation on interest rate swaps	—	(10,736)	—	(10,736)
Unrealized depreciation on credit default swaps	—	(184)	—	(184)
Total	$(4,156)	$15,070	$—	$10,914

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$355,443	$—	$355,443
Japanese yen	—	200,098	—	200,098
Polish zloty	—	97,169	—	97,169
Mexican pesos	—	96,500	—	96,500
Indian rupees	—	62,664	—	62,664
Malaysian ringgits	—	55,646	—	55,646
Norwegian kroner	—	39,988	—	39,988
Australian dollars	—	34,394	—	34,394
British pounds	—	32,755	—	32,755
Thai baht	—	28,589	—	28,589
Danish kroner	—	25,806	—	25,806
Chilean pesos	—	21,977	—	21,977
Israeli shekels	—	20,893	—	20,893
Canadian dollars	—	18,967	—	18,967
U.S. dollars	—	1,062,266	604	1,062,870
Other	—	59,260	—	59,260
Convertible stocks	—	237	973	1,210
Common stocks	32	207	457	696
Short-term securities	—	277,548	—	277,548
Total	$32	$2,490,407	$2,034	$2,492,473

American Funds Insurance Series	143

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$195	$—	$—	$195
Unrealized appreciation on open forward currency contracts	—	4,906	—	4,906
Unrealized appreciation on interest rate swaps	—	1,034	—	1,034
Liabilities:
Unrealized depreciation on futures contracts	(554)	—	—	(554)
Unrealized depreciation on open forward currency contracts	—	(4,246)	—	(4,246)
Unrealized depreciation on interest rate swaps	—	(2,513)	—	(2,513)
Total	$(359)	$(819)	$—	$(1,178)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,344,219	$12,774	$1,356,993
Other	—	13,338	—	13,338
Convertible bonds	—	5,860	—	5,860
Convertible stocks	2,727	4,900	5,553	13,180
Common stocks	2,744	2,698	5,414	10,856
Rights & warrants	—	36	—	36
Short-term securities	—	24,394	—	24,394
Total	$5,471	$1,395,445	$23,741	$1,424,657

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$512	$—	$512
Liabilities:
Unrealized depreciation on interest rate swaps	—	(90)	—	(90)
Unrealized depreciation on credit default swaps	—	(419)	—	(419)
Total	$—	$3	$—	$3

[1]	Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2017 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	1/1/2017	Level 3[2]	Purchases	Sales	gain[3]	appreciation[3]	Level 3[2]	12/31/2017
Investment securities	$22,631	$47	$859	$(340)	$5	$585	$(46)	$23,741
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2017								$585

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

					Impact to
					valuation from
	Value at	Valuation	Unobservable		an increase in
	12/31/2017	techniques	inputs	Range	input*
Bonds, notes & other debt instruments	$12,774	Yield analysis	Yield risk premium	75 - 700 bps	Decrease
Convertible stocks	5,553	Market comparable companies	EBITDA multiple	13.3x	Increase
Common stocks		Market comparable companies	EBITDA multiple	5.3x - 10.6x	Increase
			DLOM	24% - 35%	Decrease
	5,414	Inputs to market comparables and transaction price	Weight ascribed to market comparables	50%	N/A
			Weight ascribed to transaction price	50%	N/A
	$23,741

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

DLOM = Discount for lack of marketability

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$215,884	$—	$215,884
U.S. Treasury bonds & notes	—	54,720	—	54,720
Federal agency bonds & notes	—	41,556	—	41,556
Asset-backed obligations	—	11,285	—	11,285
Corporate bonds & notes	—	—	187	187
Short-term securities	—	92,757	—	92,757
Total	$—	$416,202	$187	$416,389

		Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$21	$—	$—	$21
Unrealized appreciation on interest rate swaps	—	1,539	—	1,539
Liabilities:
Unrealized depreciation on futures contracts	(653)	—	—	(653)
Unrealized depreciation on interest rate swaps	—	(2,325)	—	(2,325)
Total	$(632)	$(786)	$—	$(1,418)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2017, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,568,352	$—	$1,568,352
Mortgage-backed obligations	—	786,503	—	786,503
Federal agency bonds & notes	—	525,580	—	525,580
Short-term securities	—	458,280	—	458,280
Total	$—	$3,338,715	$—	$3,338,715

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$743	$—	$—	$743
Unrealized appreciation on interest rate swaps	—	18,217	—	18,217
Liabilities:
Unrealized depreciation on futures contracts	(8,188)	—	—	(8,188)
Unrealized depreciation on interest rate swaps	—	(26,645)	—	(26,645)
Total	$(7,445)	$(8,428)	$—	$(15,873)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

American Funds Insurance Series	147

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

148	American Funds Insurance Series

repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

American Funds Insurance Series	149

investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities.

150	American Funds Insurance Series

Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

American Funds Insurance Series	151

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

				Interest	Credit
				rate	default
	Futures	Forwards		swaps	swaps
Global Growth Fund	Not applicable	$5,216		Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	92,699		Not applicable	Not applicable
International Fund	Not applicable	75,210		Not applicable	Not applicable
New World Fund	Not applicable	16,057		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	4,243	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable	14,332	*	Not applicable	Not applicable
Capital Income Builder Fund	Not applicable	382	*	Not applicable	Not applicable
Asset Allocation Fund	$258,722	Not applicable		$2,104,283	Not applicable
Global Balanced Fund	Not applicable	20,573		Not applicable	Not applicable
Bond Fund	1,981,823	500,381		2,184,779	$65,000
Global Bond Fund	139,311	655,462		508,390	Not applicable
High-Income Bond Fund	Not applicable	Not applicable		30,592	74,354
Mortgage Fund	252,976	Not applicable		1,144,902	Not applicable
U.S. Government/AAA-Rated Securities Fund	2,770,411	Not applicable		12,472,783	Not applicable
Managed Risk Growth Fund	13,000	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	6,600	Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	16,700	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	9,500	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	203,300	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

152	American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2017 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	15	89	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	44	—
Swap contracts	Interest	Net unrealized appreciation*	—	—	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$15	$133	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	1,192	355
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation*	—	—	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$—	$1,192	$355

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$—	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	241	(4,263)	(9,021)
Swap contracts	Interest	Net realized gain on swap contracts	—	—	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$241	$(4,263)	$(9,021)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(344)	(2,489)	1,789
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—	—	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$(344)	$(2,489)	$1,789

See end of tables for footnotes.

American Funds Insurance Series	153

			New World Fund	Global Growth and Income Fund	International Growth and Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	69	—	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized appreciation*	—	—	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$69	$—	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	392	—	—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation*	—	—	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$392	$—	$—

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$—	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(881)	(157)	(143)
Swap contracts	Interest	Net realized gain on swap contracts	—	—	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$(881)	$(157)	$(143)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations

Futures contracts	Interest	Net unrealized appreciation on futures contracts	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(333)	(147)	105
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—	—	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$(333)	$(147)	$105

154	American Funds Insurance Series

			Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$73	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—	144
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	11
Swap contracts	Interest	Net unrealized appreciation*	—	658	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$—	$731	$155

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$826	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	—	269
Forward currency	Currency	Payables for closed forward currency contracts	—	—	2
Swap contracts	Interest	Net unrealized depreciation*	—	6,906	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$—	$7,732	$271

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$376	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(16)	—	(136)
Swap contracts	Interest	Net realized gain on swap contracts	—	3,089	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$(16)	$3,465	$(136)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$—	$(995)	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	5	—	(227)
Swap contracts	Interest	Net unrealized depreciation on swap contracts	—	(2,619)	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$5	$(3,614)	$(227)

See end of tables for footnotes.

American Funds Insurance Series	155

			Bond Fund	Global Bond Fund	High- Income Bond Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$25	$195	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	10,220	4,906	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	253	—
Swap contracts	Interest	Net unrealized appreciation*	18,448	1,034	512
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$28,693	$6,388	$512

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$4,181	$554	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	2,678	4,246	—
Forward currency	Currency	Payables for closed forward currency contracts	—	899	—
Swap contracts	Interest	Net unrealized depreciation*	10,736	2,513	90
Swap contracts	Credit	Net unrealized depreciation*	184	—	419
			$17,779	$8,212	$509

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$17,742	$349	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(46,710)	(18,259)	—
Swap contracts	Interest	Net realized gain (loss) on swap contracts	30,366	(5,432)	(349)
Swap contracts	Credit	Net realized loss on swap contracts	(29,739)	—	(2,266)
			$(28,341)	$(23,342)	$(2,615)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized (depreciation) on futures contracts	$(3,048)	$(359)	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	5,615	6,025	—
Swap contracts	Interest	Net unrealized depreciation on swap contracts	(749)	(2,601)	(5)
Swap contracts	Credit	Net unrealized depreciation on swap contracts	(184)	—	(1,063)
			$1,634	$3,065	$(1,068)

156	American Funds Insurance Series

			Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$21	$743	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized appreciation*	1,539	18,217	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$1,560	$18,960	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$653	$8,188	$38
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	—	—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation*	2,325	26,645	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$2,978	$34,833	$38

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain (loss) on futures contracts	$587	$(2,897)	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized loss on futures contracts	—	—	—
Forward currency	Currency	Net realized gain on forward currency contracts	—	—	—
Swap contracts	Interest	Net realized gain on swap contracts	281	16,684	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$868	$13,787	$—

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(315)	$(1,030)	$(38)
Futures contracts	Equity	Net unrealized depreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation on swap contracts	(1,442)	(18,456)	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$(1,757)	$(19,486)	$(38)

See end of tables for footnotes.

American Funds Insurance Series	157

			Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—		$—
Futures contracts	Equity	Net unrealized appreciation*	—	—		—
Futures contracts	Currency	Net unrealized appreciation*	—	—		—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—		—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—		—
Swap contracts	Interest	Net unrealized appreciation*	—	—		—
Swap contracts	Credit	Net unrealized appreciation*	—	—		—
			$—	$—		$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$19	$49		$28
Futures contracts	Equity	Net unrealized depreciation*	—	—		—
Futures contracts	Currency	Net unrealized depreciation*	—	—		—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	—		—
Forward currency	Currency	Payables for closed forward currency contracts	—	—		—
Swap contracts	Interest	Net unrealized depreciation*	—	—		—
Swap contracts	Credit	Net unrealized depreciation*	—	—		—
			$19	$49		$28

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized loss on futures contracts	$(506)	$—	†	$—	†
Futures contracts	Equity	Net realized gain on futures contracts	—	—		—
Futures contracts	Currency	Net realized gain on futures contracts	—	—		—
Forward currency	Currency	Net realized gain on forward currency contracts	—	—		—
Swap contracts	Interest	Net realized gain on swap contracts	—	—		—
Swap contracts	Credit	Net realized gain on swap contracts	—	—		—
			$(506)	$—	†	$—	†

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(1)	$(49)		$(28)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—		—
Futures contracts	Currency	Net unrealized appreciation (depreciation) on futures contracts	—	—		—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	—	—		—
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—	—		—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—		—
			$(1)	$(49)		$(28)

158	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—
Futures contracts	Equity	Net unrealized appreciation*	—
Futures contracts	Currency	Net unrealized appreciation*	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—
Forward currency	Currency	Receivables for closed forward currency contracts	—
Swap contracts	Interest	Net unrealized appreciation*	—
Swap contracts	Credit	Net unrealized appreciation*	—
$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$592
Futures contracts	Equity	Net unrealized depreciation*	—
Futures contracts	Currency	Net unrealized depreciation*	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—
Forward currency	Currency	Payables for closed forward currency contracts	—
Swap contracts	Interest	Net unrealized depreciation*	—
Swap contracts	Credit	Net unrealized depreciation*	—
$592

Net realized gain	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—
Futures contracts	Equity	Net realized gain on futures contracts	—
Futures contracts	Currency	Net realized loss on futures contracts	—
Forward currency	Currency	Net realized gain on forward currency contracts	—
Swap contracts	Interest	Net realized gain on swap contracts	—
Swap contracts	Credit	Net realized gain on swap contracts	—
$—

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(592)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—
Futures contracts	Currency	Net unrealized depreciation on futures contracts	—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	—
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—
$(592)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
†	Amount less than one thousand.

American Funds Insurance Series	159

Collateral — Funds that invest in futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts participate in a collateral program. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$15	$—	$—	$—	$15

Global Small Capitalization Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
JPMorgan Chase	$89	$—	$—	$—	$89
UBS AG	44	—	—	—	44
Total	$133	$—	$—	$—	$133
Liabilities:
Citibank	$314	$—	$(152)	$—	$162
HSBC Bank	878	—	(521)	—	357
Total	$1,192	$—	$(673)	$—	$519

International Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Bank of America, N.A.	$355	$—	$(228)	$—	$127

160	American Funds Insurance Series

New World Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$8	$(8)	$—	$—	$—
JPMorgan Chase	60	(55)	—	—	5
UBS AG	1	—	—	—	1
Total	$69	$(63)	$—	$—	$6
Liabilities:
Bank of America, N.A.	$57	$(8)	$—	$—	$49
Barclays Bank PLC	97	—	—	—	97
Citibank	59	—	—	—	59
Goldman Sachs	115	—	—	—	115
HSBC Bank	9	—	—	—	9
JPMorgan Chase	55	(55)	—	—	—
Total	$392	$(63)	$—	$—	$329

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$30	$(30)	$—	$—	$—
Bank of New York Mellon	1	—	—	—	1
Barclays Bank PLC	7	(7)	—	—	—
Citibank	40	(40)	—	—	—
Goldman Sachs	15	(15)	—	—	—
HSBC Bank	2	(2)	—	—	—
JPMorgan Chase	46	(46)	—	—	—
UBS AG	14	(14)	—	—	—
Total	$155	$(154)	$—	$—	$1
Liabilities:
Bank of America, N.A.	$52	$(30)	$—	$—	$22
Barclays Bank PLC	59	(7)	—	—	52
Citibank	54	(40)	—	—	14
Goldman Sachs	15	(15)	—	—	—
HSBC Bank	10	(2)	—	—	8
JPMorgan Chase	52	(46)	—	—	6
UBS AG	29	(14)	—	—	15
Total	$271	$(154)	$—	$—	$117

See end of tables for footnote.

American Funds Insurance Series	161

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$3,012	$—	$(2,182)	$(830)	$—
Citibank	374	(374)	—	—	—
JPMorgan Chase	6,372	(1,426)	(4,946)	—	—
UBS AG	462	—	(382)	—	80
Total	$10,220	$(1,800)	$(7,510)	$(830)	$80
Liabilities:
Citibank	$1,131	$(374)	$(280)	$—	$477
HSBC Bank	121	—	—	—	121
JPMorgan Chase	1,426	(1,426)	—	—	—
Total	$2,678	$(1,800)	$(280)	$—	$598

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$321	$(321)	$—	$—	$—
Barclays Bank PLC	335	(219)	—	—	116
Citibank	2,208	(1,250)	—	(958)	—
Goldman Sachs	275	(275)	—	—	—
HSBC Bank	143	(143)	—	—	—
JPMorgan Chase	1,212	(1,130)	—	—	82
UBS AG	665	(665)	—	—	—
Total	$5,159	$(4,003)	$—	$(958)	$198
Liabilities:
Bank of America, N.A.	$789	$(321)	$(468)	$—	$—
Barclays Bank PLC	219	(219)	—	—	—
Citibank	1,250	(1,250)	—	—	—
Goldman Sachs	569	(275)	(260)	—	34
HSBC Bank	408	(143)	(250)	—	15
JPMorgan Chase	1,130	(1,130)	—	—	—
UBS AG	780	(665)	(115)	—	—
Total	$5,145	$(4,003)	$(1,093)	$—	$49

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

162	American Funds Insurance Series

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2017, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$31,444	$44,103	$112,122	$158,459	$8,129	$233,361
Undistributed long-term capital gain	402,492	147,040	2,434,009	324,550	93,323	502,967
Capital loss carryforward utilized	—	55,253	—	—	123,342	—
Gross unrealized appreciation on investments	2,228,168	1,203,855	9,792,218	2,530,645	890,201	2,526,460
Gross unrealized depreciation on investments	(44,698)	(195,609)	(457,553)	(338,548)	(52,274)	(211,893)
Net unrealized appreciation (depreciation) on investments	2,183,470	1,008,246	9,334,665	2,192,097	837,927	2,314,567
Cost of investments	4,069,054	3,305,903	15,704,597	7,563,161	2,709,901	7,062,201
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	5,191	1,827	(576)	(7,896)	20,408	(21)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	—	1	—

American Funds Insurance Series	163

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$30,483	$199,924	$4,856	$2,111	$180,609	$—
Late year ordinary loss deferral*	—	—	—	—	—	(316)
Undistributed long-term capital gain	127,553	2,005,758	—	1,388	1,027,497	—
Post-October capital loss deferral*	—	—	—	—	—	(158)
Capital loss carryforward†	—	—	(4,708)	—	—	—
Capital loss carryforward utilized	—	—	7,616	6,972	—	—
Gross unrealized appreciation on investments	537,511	9,497,980	226,556	44,448	5,969,515	63,652
Gross unrealized depreciation on investments	(24,059)	(759,857)	(34,284)	(14,396)	(591,767)	(4,747)
Net unrealized appreciation (depreciation) on investments	513,452	8,738,123	192,272	30,052	5,377,748	58,905
Cost of investments	1,592,874	21,971,750	1,268,241	569,142	20,774,632	297,217
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(1,269)	(1,550)	341	611	7,014	(702)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	1	—	—

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$43,324	$5,555	$14,711	$1,055	$481	$9,342
Undistributed long-term capital gain	14,531	6,778	—	—	—	—
Capital loss carryforward†	—	—	(146,596)	(490)	—	(1,300)
Capital loss carryforward utilized	—	—	23,967	—	—	4,995
Capital loss carryforward expired	—	—	45,026	—	—	—
Gross unrealized appreciation on investments	162,798	81,621	32,856	4,807	4	47,238
Gross unrealized depreciation on investments	(107,507)	(47,515)	(54,535)	(4,665)	(45)	(58,565)
Net unrealized appreciation (depreciation) on investments	55,291	34,106	(21,679)	142	(41)	(11,327)
Cost of investments	12,692,366	2,457,189	1,454,834	414,829	305,768	3,334,169
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(30,841)	(34,052)	(2,497)	585	—	(481)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	2	—	—
Reclassification to (from) capital paid in on shares of beneficial interest from (to) accumulated net realized loss/distribution in excess of net realized gain	—	—	(45,026)	—	9	—

164	American Funds Insurance Series

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$1,399	$1,323	$5,669	$2,167	$53,091
Undistributed long-term capital gain	20,518	732	12,104	9,926	174,185
Gross unrealized appreciation on investments	29,694	19,293	31,349	14,187	339,240
Gross unrealized depreciation on investments	(9,040)	(7,137)	(3,121)	(5,803)	(648)
Net unrealized appreciation (depreciation) on investments	20,654	12,156	28,228	8,384	338,592
Cost of investments	267,404	136,312	338,850	200,658	4,118,068
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	545	49	1,507	141	2,446

*	These deferrals are considered incurred in the subsequent year.
†	Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforwards remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,830	$55,298	$72,128	$24,109	$126,735	$150,844
Class 1A*	15	16	31
Class 2	24,835	114,893	139,728	44,725	291,772	336,497
Class 4	1,062	3,889	4,951	945	7,147	8,092
Total	$42,742	$174,096	$216,838	$69,779	$425,654	$495,433

Global Small Capitalization Fund

	Year ended December 31, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$10,151	$—	$10,151	$11,807	$273,687	$285,494
Class 1A*	1	—	1
Class 2	10,597	—	10,597	12,193	433,806	445,999
Class 4	270	—	270	142	6,715	6,857
Total	$21,019	$—	$21,019	$24,142	$714,208	$738,350

See end of tables for footnotes.

American Funds Insurance Series	165

Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$75,247	$713,987	$789,234	$68,458	$603,135	$671,593
Class 1A*	15	63	78
Class 2	110,909	1,409,266	1,520,175	105,243	1,244,603	1,349,846
Class 3	1,601	18,484	20,085	1,482	16,336	17,818
Class 4	4,893	53,128	58,021	2,484	36,779	39,263
Total	$192,665	$2,194,928	$2,387,593	$177,667	$1,900,853	$2,078,520

International Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$70,384	$49,783	$120,167	$59,237	$296,124	$355,361
Class 1A*	17	3	20
Class 2	53,513	46,642	100,155	51,666	334,251	385,917
Class 3	396	331	727	389	2,445	2,834
Class 4	3,025	1,066	4,091	794	4,665	5,459
Total	$127,335	$97,825	$225,160	$112,086	$637,485	$749,571

New World Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,960	$—	$21,960	$17,725	$—	$17,725
Class 1A*	6	—	6
Class 2	9,149	—	9,149	7,100	—	7,100
Class 4	3,016	—	3,016	1,465	—	1,465
Total	$34,131	$—	$34,131	$26,290	$—	$26,290

Blue Chip Income and Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$140,306	$170,748	$311,054	$137,434	$292,079	$429,513
Class 1A*	12	5	17
Class 2	82,680	113,013	195,693	92,301	236,696	328,997
Class 4	4,917	5,605	10,522	2,759	4,934	7,693
Total	$227,915	$289,371	$517,286	$232,494	$533,709	$766,203

166	American Funds Insurance Series

Global Growth and Income Fund

	Year ended December 31, 2017				Year ended December 31, 2016
				Total
				dividends and			Total
	Ordinary	Long-term		distributions	Ordinary	Long-term	dividends
Share class	income	capital gains		paid	income	capital gains	paid
Class 1	$10,516	$7,109		$17,625	$11,131	$—	$11,131
Class 1A*	2	—	*	2
Class 2	30,799	26,178		56,977	25,283	—	25,283
Class 4	1,478	405		1,883	257	—	257
Total	$42,795	$33,692		$76,487	$36,671	$—	$36,671

Growth-Income Fund

	Year ended December 31, 2017				Year ended December 31, 2016
				Total			Total
				dividends and			dividends and
	Ordinary	Long-term		distributions	Ordinary	Long-term	distributions
Share class	income	capital gains		paid	income	capital gains	paid
Class 1	$250,221	$884,958		$1,135,179	$263,296	$1,172,060	$1,435,356
Class 1A*	24	16		40
Class 2	195,450	853,292		1,048,742	250,881	1,329,722	1,580,603
Class 3	2,421	10,140		12,561	3,141	16,262	19,403
Class 4	9,973	36,513		46,486	8,305	45,834	54,139
Total	$458,089	$1,784,919		$2,243,008	$525,623	$2,563,878	$3,089,501

International Growth and Income Fund

	Year ended December 31, 2017				Year ended December 31, 2016
							Total
				Total			dividends and
	Ordinary	Long-term		dividends	Ordinary	Long-term	distributions
Share class	income	capital gains		paid	income	capital gains	paid
Class 1	$25,860	$—		$25,860	$23,268	$3,458	$26,726
Class 1A*	14	—		14
Class 2	5,714	—		5,714	6,231	1,080	7,311
Class 4	1,184	—		1,184	895	149	1,044
Total	$32,772	$—		$32,772	$30,394	$4,687	$35,081

Capital Income Builder

	Year ended December 31, 2017				Year ended December 31, 2016
							Total
				Total			dividends and
	Ordinary	Long-term		dividends	Ordinary	Long-term	distributions
Share class	income	capital gains		paid	income	capital gains	paid
Class 1	$6,303	$—		$6,303	$4,372	$—	$4,372
Class 1A*	8	—		8
Class 2	23	—		23	2	—	2
Class 4	7,676	—		7,676	6,657	—	6,657
Total	$14,010	$—		$14,010	$11,031	$—	$11,031

See end of tables for footnotes.

American Funds Insurance Series	167

Asset Allocation Fund

	Year ended December 31, 2017						Year ended December 31, 2016
					Total				Total
					dividends and				dividends and
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$287,347		$666,425		$953,772		$229,739	$280,306	$510,045
Class 1A*	50		70		120
Class 2	84,847		241,077		325,924		81,019	120,303	201,322
Class 3	601		1,646		2,247		580	860	1,440
Class 4	47,458		145,207		192,665		38,591	61,673	100,264
Total	$420,303		$1,054,425		$1,474,728		$349,929	$463,142	$813,071

Global Balanced Fund

	Year ended December 31, 2017						Year ended December 31, 2016
					Total
					dividends and				Total
	Ordinary		Long-term		distributions		Ordinary	Long-term	dividends
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$1,298		$2,309		$3,607		$939	$—	$939
Class 1A*	3		5		8
Class 2	2,516		5,414		7,930		2,225	—	2,225
Class 4	582		1,195		1,777		121	—	121
Total	$4,399		$8,923		$13,322		$3,285	$—	$3,285

Bond Fund

	Year ended December 31, 2017						Year ended December 31, 2016
					Total				Total
					dividends and				dividends and
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$211,473		$25,594		$237,067		$138,255	$11,305	$149,560
Class 1A*	19		1		20
Class 2	119,175		15,280		134,455		74,576	7,465	82,041
Class 4	5,958		441		6,399		1,614	150	1,764
Total	$336,625		$41,316		$377,941		$214,445	$18,920	$233,365

Global Bond Fund

	Year ended December 31, 2017						Year ended December 31, 2016
					Total				Total
					dividends and				dividends and
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$14,181		$103		$14,284		$10,101	$872	$10,973
Class 1A*	—	†	—	†	—	†
Class 2	11,033		99		11,132		7,811	923	8,734
Class 4	196		1		197		68	8	76
Total	$25,410		$203		$25,613		$17,980	$1,803	$19,783

168	American Funds Insurance Series

High-Income Bond Fund

	Year ended December 31, 2017						Year ended December 31, 2016
									Total
					Total				dividends and
	Ordinary		Long-term		dividends		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$43,976		$—		$43,976		$57,104	$—	$57,104
Class 1A*	12		—		12
Class 2	51,640		—		51,640		47,007	—	47,007
Class 3	805		—		805		746	—	746
Class 4	1,981		—		1,981		1,283	—	1,283
Total	$98,414		$—		$98,414		$106,140	$—	$106,140

Mortgage Fund

	Year ended December 31, 2017						Year ended December 31, 2016
					Total				Total
					dividends and				dividends and
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$5,106		$1,186		$6,292		$7,780	$152	$7,932
Class 1A*	2		—	†	2
Class 2	1,025		262		1,287		1,648	35	1,683
Class 4	165		39		204		222	5	227
Total	$6,298		$1,487		$7,785		$9,650	$192	$9,842

Ultra-Short Bond Fund

	Year ended December 31, 2017						Year ended December 31, 2016
					Total				Total
	Ordinary		Long-term		dividends		Ordinary	Long-term	dividends
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$184		$—		$184		$—	$—	$—
Class 1A*	—	†	—		—	†
Class 2	697		—		697		—	—	—
Class 3	15		—		15		—	—	—
Class 4	10		—		10		—	—	—
Total	$906		$—		$906		$—	$—	$—

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2017						Year ended December 31, 2016
									Total
					Total				dividends and
	Ordinary		Long-term		dividends		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$23,690		$—		$23,690		$44,429	$7,982	$52,411
Class 1A*	1		—		1
Class 2	19,498		—		19,498		43,530	8,728	52,258
Class 3	141		—		141		307	60	367
Class 4	663		—		663		1,615	371	1,986
Total	$43,993		$—		$43,993		$89,881	$17,141	$107,022

See end of tables for footnotes.

American Funds Insurance Series	169

Managed Risk Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$7	$22	$29	$3	$57	$60
Class P2	727	4,120	4,847	327	14,955	15,282
Total	$734	$4,142	$4,876	$330	$15,012	$15,342

Managed Risk International Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$1	$1	$2	$2	$4	$6
Class P2	899	1,402	2,301	841	2,181	3,022
Total	$900	$1,403	$2,303	$843	$2,185	$3,028

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$4	$3	$7	$5	$8	$13
Class P2	5,157	5,565	10,722	3,370	5,915	9,285
Total	$5,161	$5,568	$10,729	$3,375	$5,923	$9,298

Managed Risk Growth-Income Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$19	$73	$92	$15	$64	$79
Class P2	1,848	7,653	9,501	1,692	8,401	10,093
Total	$1,867	$7,726	$9,593	$1,707	$8,465	$10,172

Managed Risk Asset Allocation Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$11,453	$13,811	$25,264	$16,330	$29,417	$45,747
Class P2	20,269	24,931	45,200	27,858	64,161	92,019
Total	$31,722	$38,742	$70,464	$44,188	$93,578	$137,766

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

170	American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On December 4, 2017, the series’ board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on average daily net assets in excess of $4 billion for New World Fund, decreasing the annual rate to 0.350% on average daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on average daily net assets in excess of $13 billion for Bond Fund. CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2017, total investment advisory services fees waived by CRMC were $2,496,000.

The range of rates, net asset levels and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
	Beginning	Ending		In excess	2017,	2017,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.520%	.520%
Global Small Capitalization Fund	.800	.635	.6	5.0	.697	.697
Growth Fund	.500	.280	.6	34.0	.326	.326
International Fund	.690	.430	.5	21.0	.495	.495
New World Fund	.850	.620	.5	2.5	.704	.704
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.594	.594
Growth-Income Fund	.500	.219	.6	34.0	.262	.262
International Growth and Income Fund	.690	.530	.5	1.0	.614	.614
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.268	.268
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.362	.362
Global Bond Fund	.570	.450	1.0	3.0	.529	.529
High-Income Bond Fund	.500	.420	.6	2.0	.467	.467
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.338	.338
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series	171

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2017, total expenses reimbursed by CRMC were $102,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$188
Class 1A*	$—	$2	—	†
Class 2	9,611	Not applicable	385
Class 4	352	352	14
Total class-specific expenses	$9,963	$354	$587

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$160
Class 1A*	$—	$—	†	—	†
Class 2	6,149	Not applicable		246
Class 4	171	171		7
Total class-specific expenses	$6,320	$171		$413

172	American Funds Insurance Series

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$774
Class 1A*	$—	$2	—	†
Class 2	37,831	Not applicable	1,513
Class 3	362	Not applicable	20
Class 4	1,542	1,542	62
Total class-specific expenses	$39,735	$1,544	$2,369

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$446
Class 1A*	$—	$1	—	†
Class 2	10,407	Not applicable	416
Class 3	53	Not applicable	3
Class 4	304	304	12
Total class-specific expenses	$10,764	$305	$877

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$194
Class 1A*	$—	$1	—	†
Class 2	2,507	Not applicable	100
Class 4	821	820	33
Total class-specific expenses	$3,328	$821	$327

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$538
Class 1A*	$—	$—	†	—	†
Class 2	8,620	Not applicable		345
Class 4	440	440		18
Total class-specific expenses	$9,060	$440		$901

Global Growth and Income Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$51
Class 1A*	$—	$—	†	—	†
Class 2	3,734	Not applicable		149
Class 4	79	79		3
Total class-specific expenses	$3,813	$79		$203

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,424
Class 1A*	$—	$2	—	†
Class 2	33,675	Not applicable	1,347
Class 3	292	Not applicable	16
Class 4	1,513	1,513	61
Total class-specific expenses	$35,480	$1,515	$2,848

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$100
Class 1A*	$—	$1	—	†
Class 2	656	Not applicable	26
Class 4	123	122	5
Total class-specific expenses	$779	$123	$131

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$20
Class 1A*	$—	$1	—	†
Class 2	2	Not applicable	—	†
Class 4	746	746	30
Total class-specific expenses	$748	$747	$50

See end of tables for footnotes.

American Funds Insurance Series	173

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,501
Class 1A*	$—	$4	—	†
Class 2	13,450	Not applicable	538
Class 3	66	Not applicable	4
Class 4	8,079	8,080	323
Total class-specific expenses	$21,595	$8,084	$2,366

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$8
Class 1A*	$—	$—	—	†
Class 2	487	Not applicable	19
Class 4	65	65	3
Total class-specific expenses	$552	$65	$30

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$673
Class 1A*	$—	$1	—	†
Class 2	9,931	Not applicable	397
Class 4	359	359	15
Total class-specific expenses	$10,290	$360	$1,085

Global Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$121
Class 1A*	$—	$—	†	—	†
Class 2	2,887	Not applicable		115
Class 4	42	42		2
Total class-specific expenses	$2,929	$42		$238

High-Income Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$81
Class 1A*	$—	$—	†	—	†
Class 2	1,994	Not applicable		80
Class 3	23	Not applicable		1
Class 4	67	67		3
Total class-specific expenses	$2,084	$67		$165

Mortgage Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$27
Class 1A*	$—	$—	†	—	†
Class 2	156	Not applicable		6
Class 4	24	25		1
Total class-specific expenses	$180	$25		$34

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$4
Class 1A*	$—	$—	—
Class 2	659	Not applicable	26
Class 3	7	Not applicable	—	†
Class 4	38	38	2
Total class-specific expenses	$704	$38	$32

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$145
Class 1A*	$—	$—	†	—	†
Class 2	3,721	Not applicable		149
Class 3	19	Not applicable		1
Class 4	143	144		6
Total class-specific expenses	$3,883	$144		$301

174	American Funds Insurance Series

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$3
Class P2	$616	616
Total class-specific expenses	$616	$619

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$—	†
Class P2	$311	311
Total class-specific expenses	$311	$311

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$—	†
Class P2	$883	883
Total class-specific expenses	$883	$883

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$5
Class P2	$463	463
Total class-specific expenses	$463	$468

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$3,640
Class P2	$6,556	6,556
Total class-specific expenses	$6,556	$10,196

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

American Funds Insurance Series	175

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$36	$14		$50
Global Small Capitalization Fund	26	10		36
Growth Fund	146	57		203
International Fund	52	21		73
New World Fund	20	8		28
Blue Chip Income and Growth Fund	56	22		78
Global Growth and Income Fund	13	5		18
Growth-Income Fund	175	68		243
International Growth and Income Fund	8	3		11
Capital Income Builder	3	1		4
Asset Allocation Fund	144	56		200
Global Balanced Fund	2	1		3
Bond Fund	70	26		96
Global Bond Fund	15	6		21
High-Income Bond Fund	11	4		15
Mortgage Fund	2	1		3
Ultra-Short Bond Fund	2	1		3
U.S. Government/AAA-Rated Securities Fund	19	7		26
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	2	1		3
Managed Risk Growth-Income Fund	2	—	*	2
Managed Risk Asset Allocation Fund	24	10		34

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sales transactions between each fund and related funds as of December 31, 2017 (dollars in thousands):

	Purchases	Sales
Global Small Capitalization Fund	$ 15,273	$109,018
Blue Chip Income and Growth Fund	80,277	170,978

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2017.

176	American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$202,598	7,210	$72,128	2,554		$(331,323)	(11,655)	$(56,597)	(1,891)
Class 1A2	2,333	80	31	1		(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015		(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178		(11,055)	(400)	86,827	3,049
Total net increase (decrease)	$353,297	12,603	$216,838	7,748		$(905,560)	(32,450)	$(335,425)	(12,099)

Year ended December 31, 2016

Class 1	$214,321	8,771	$150,842	6,520		$(225,629)	(9,136)	$139,534	6,155
Class 2	98,924	4,087	336,499	14,694		(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354		(28,384)	(1,172)	11,484	495
Total net increase (decrease)	$345,021	14,171	$495,433	21,568		$(705,508)	(28,797)	$134,946	6,942

Global Small Capitalization Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$128,448	5,651	$10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	—	[3]	— [3]	— [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880
Total net increase (decrease)	$229,690	10,052	$20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

Year ended December 31, 2016

Class 1	$161,105	7,595	$285,447	14,932		$(368,707)	(16,753)	$77,845	5,774
Class 2	54,521	2,619	445,999	23,986		(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365		(8,311)	(402)	15,109	755
Total net increase (decrease)	$232,189	11,006	$738,303	39,283		$(670,465)	(31,292)	$300,027	18,997

See end of tables for footnotes.

American Funds Insurance Series	177

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$505,734	6,906	$786,807	11,094		$(1,258,545)	(16,930)	$33,996	1,070
Class 1A2	2,708	36	78	1		(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621		(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282		(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832		(56,254)	(776)	409,078	5,565
Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830		$(3,541,822)	(48,137)	$(34,343)	969

Year ended December 31, 2016

Class 1	$458,166	7,079	$669,418	10,693		$(964,251)	(14,691)	$163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732		(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284		(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638		(49,300)	(768)	65,026	1,037
Total net increase (decrease)	$712,042	11,009	$2,076,346	33,347		$(2,900,338)	(44,422)	$(111,950)	(66)

International Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$760,186	38,348	$119,937	5,881		$(613,463)	(30,471)	$266,660	13,758
Class 1A2	1,638	80	20	1		(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954		(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36		(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200		(14,987)	(752)	198,322	9,537
Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072		$(1,238,102)	(62,270)	$133,019	6,273

Year ended December 31, 2016

Class 1	$502,624	29,474	$355,240	22,171		$(416,969)	(24,055)	$440,895	27,590
Class 2	190,542	11,247	385,917	24,231		(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177		(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345		(7,439)	(436)	23,096	1,386
Total net increase (decrease)	$718,365	42,205	$749,449	46,924		$(1,028,327)	(59,624)	$439,487	29,505

New World Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$280,518	12,105	$21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	—	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789
Total net increase (decrease)	$552,064	24,251	$34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

Year ended December 31, 2016

Class 1	$343,390	17,604	$17,686	901		$(250,303)	(12,858)	$110,773	5,647
Class 2	51,238	2,661	7,100	365		(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75		(12,695)	(670)	59,947	3,159
Total net increase (decrease)	$465,805	24,019	$26,251	1,341		$(412,680)	(21,318)	$79,376	4,042

178	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$458,480	32,688	$309,238	21,989		$(834,928)	(58,499)	$(67,210)	(3,822)
Class 1A2	593	42	17	1		(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095		(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756		(43,213)	(3,132)	96,738	6,883
Total net increase (decrease)	$623,141	44,491	$515,470	36,841		$(1,317,165)	(93,008)	$(178,554)	(11,676)

Year ended December 31, 2016

Class 1	$986,168	74,990	$426,031	33,628		$(260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996	26,334		(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693	611		(18,601)	(1,441)	94,851	7,307
Total net increase (decrease)	$1,134,499	86,401	$762,720	60,573		$(704,087)	(54,367)	$1,193,132	92,607

Global Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$133,943	8,899	$16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	—	[3]	(3)	— [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881
Total net increase (decrease)	$222,862	14,791	$75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

Year ended December 31, 2016

Class 1	$292,208	23,201	$10,481	808		$(49,576)	(3,887)	$253,113	20,122
Class 2	25,520	2,043	25,283	1,955		(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257	20		(2,230)	(180)	10,384	829
Total net increase (decrease)	$330,085	26,233	$36,021	2,783		$(251,792)	(19,932)	$114,314	9,084

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444
Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

Year ended December 31, 2016

Class 1	$1,364,357	31,261	$1,429,866	34,358		$(830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603	38,422		(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402	467		(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139	1,325		(35,791)	(829)	91,240	2,191
Total net increase (decrease)	$1,581,445	36,274	$3,084,010	74,572		$(2,451,420)	(56,140)	$2,214,035	54,706

See end of tables for footnotes.

American Funds Insurance Series	179

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$186,307	11,140	$25,860	1,487	$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1	(1)	— [3]	2,113	122
Class 2	8,391	510	5,714	329	(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69	(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886	$(139,411)	(8,392)	$109,624	6,429

Year ended December 31, 2016

Class 1	$105,994	7,226	$26,726	1,853	$(5,982)	(396)	$126,738	8,683
Class 2	17,101	1,182	7,312	508	(30,910)	(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044	73	(3,762)	(258)	5,358	366
Total net increase (decrease)	$131,171	8,959	$35,082	2,434	$(40,654)	(2,742)	$125,599	8,651

Capital Income Builder

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$84,130	8,355	$6,303	622	$(9,923)	(984)	$80,510	7,993
Class 1A2	1,245	122	8	1	(365)	(36)	888	87
Class 2	1,371	136	23	2	(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760	(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385	$(29,632)	(2,954)	$137,152	13,634

Year ended December 31, 2016

Class 1	$95,122	9,946	$4,372	458	$(23,129)	(2,439)	$76,365	7,965
Class 2	144	15	2	—	(2)	—	144	15
Class 4	113,152	11,813	6,657	699	(20,474)	(2,162)	99,335	10,350
Total net increase (decrease)	$208,418	21,774	$11,031	1,157	$(43,605)	(4,601)	$175,844	18,330

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$1,929,702	84,102	$953,771	41,982	$(641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Year ended December 31, 2016

Class 1	$1,419,998	67,404	$510,045	24,119	$(436,287)	(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323	9,626	(504,479)	(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439	68	(4,926)	(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264	4,812	(163,695)	(7,917)	322,502	15,227
Total net increase (decrease)	$1,997,153	94,842	$813,071	38,625	$(1,109,387)	(53,215)	$1,700,837	80,252

180	American Funds Insurance Series

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$22,241	1,783	$3,607		285		$(6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9		1		— [3]	— [3]	253	20
Class 2	16,382	1,346	7,928		628		(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778		142		(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322		1,056		$(28,469)	(2,354)	$63,483	5,068

Year ended December 31, 2016

Class 1	$20,046	1,826	$939		85		$(6,690)	(590)	$14,295	1,321
Class 2	22,939	2,066	2,226		201		(22,938)	(2,086)	2,227	181
Class 4	9,506	864	121		11		(652)	(59)	8,975	816
Total net increase (decrease)	$52,491	4,756	$3,286		297		$(30,280)	(2,735)	$25,497	2,318

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$967,669	88,718	$235,240		21,678		$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21		2		(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455		12,545		(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398		597		(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114		34,822		$(1,920,275)	(175,293)	$(223,341)	(19,008)

Year ended December 31, 2016

Class 1	$1,345,167	121,199	$148,075		13,631		$(420,052)	(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041		7,631		(444,145)	(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763		164		(16,674)	(1,523)	42,873	3,914
Total net increase (decrease)	$1,547,536	139,686	$231,879		21,426		$(880,871)	(80,645)	$898,544	80,467

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$90,787	7,777
Class 1A2	74	6	—	[3]	—	[3]	— [3]	— [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539
Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$85,999	7,384

Year ended December 31, 2016

Class 1	$213,129	18,309	$10,956		974		$(159,412)	(13,652)	$64,673	5,631
Class 2	36,347	3,158	8,734		780		(156,676)	(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76		7		(4,634)	(404)	6,388	557
Total net increase (decrease)	$260,422	22,421	$19,766		1,761		$(320,722)	(27,797)	$(40,534)	(3,615)

See end of tables for footnotes.

American Funds Insurance Series	181

High-Income Bond Fund

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$43,584	4,162	$43,816		4,273		$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12		1		(7)	(1)	405	39
Class 2	15,931	1,540	51,640		5,121		(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805		78		(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981		182		(72,820)	(6,577)	14,157	1,262
Total net increase (decrease)	$145,308	13,436	$98,254		9,655		$(589,986)	(55,390)	$(346,424)	(32,299)

Year ended December 31, 2016

Class 1	$69,042	6,945	$56,592		5,626		$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007		4,738		(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746		74		(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283		120		(73,640)	(6,754)	18,622	1,779
Total net increase (decrease)	$185,502	18,031	$105,628		10,558		$(484,689)	(49,083)	$(193,559)	(20,494)

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$52,151	4,904	$5,982		566		$(59,926)	(5,621)	$(1,793)	(151)
Class 1A2	109	10	2		—	[3]	(6)	— [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366
Total net increase (decrease)	$67,914	6,394	$7,475		708		$(72,819)	(6,838)	$2,570	264

Year ended December 31, 2016

Class 1	$28,827	2,669	$7,933		749		$(38,385)	(3,569)	$(1,625)	(151)
Class 2	18,388	1,714	1,683		159		(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227		22		(17,844)	(1,676)	(2,738)	(259)
Total net increase (decrease)	$62,094	5,778	$9,843		930		$(72,054)	(6,718)	$(117)	(10)

Ultra-Short Bond Fund

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$14,832	1,312	$184		16		$(15,478)	(1,371)	$(462)	(43)
Class 1A2	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214
Total net increase (decrease)	$95,202	8,596	$906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

Year ended December 31, 2016

Class 1	$15,562	1,382	$—		—		$(17,527)	(1,556)	$(1,965)	(174)
Class 2	128,178	11,656	—		—		(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	—		—		(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	—		—		(21,287)	(1,911)	(2,915)	(262)
Total net increase (decrease)	$164,759	14,925	$—		—		$(176,724)	(16,004)	$(11,965)	(1,079)

182	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$88,140	7,204
Class 1A2	1,016	83	2	—	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378
Total net increase (decrease)	$370,601	30,261	$43,705	3,615		$(356,020)	(29,132)	$58,286	4,744

Year ended December 31, 2016

Class 1	$111,564	8,949	$52,411	4,280		$(89,943)	(7,217)	$74,032	6,012
Class 2	65,544	5,287	52,257	4,303		(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368	30		(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986	163		(48,646)	(3,930)	12,134	978
Total net increase (decrease)	$237,470	19,106	$107,022	8,776		$(301,313)	(24,342)	$43,179	3,540

Managed Risk Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P1	$836	70	$29	2		$(230)	(19)	$635	53
Class P2	46,748	3,893	4,847	408		(16,010)	(1,330)	35,585	2,971
Total net increase (decrease)	$47,584	3,963	$4,876	410		$(16,240)	(1,349)	$36,220	3,024

Year ended December 31, 2016

Class P1	$492	46	$60	6		$(168)	(16)	$384	36
Class P2	63,452	5,983	15,282	1,507		(14,771)	(1,388)	63,963	6,102
Total net increase (decrease)	$63,944	6,029	$15,342	1,513		$(14,939)	(1,404)	$64,347	6,138

Managed Risk International Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P1	$130	14	$2	—	[3]	$(166)	(17)	$(34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265
Total net increase (decrease)	$30,592	3,016	$2,303	230		$(10,046)	(984)	$22,849	2,262

Year ended December 31, 2016

Class P1	$41	4	$6	1		$(53)	(6)	$(6)	(1)
Class P2	25,545	2,830	3,022	346		(8,610)	(948)	19,957	2,228
Total net increase (decrease)	$25,586	2,834	$3,028	347		$(8,663)	(954)	$19,951	2,227

See end of tables for footnotes.

American Funds Insurance Series	183

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P1	$59	5	$7	1	$(136)	(11)	$(70)	(5)
Class P2	83,072	6,949	10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954	$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Year ended December 31, 2016

Class P1	$60	6	$13	1	$(20)	(2)	$53	5
Class P2	139,800	12,424	9,285	848	(10,609)	(952)	138,476	12,320
Total net increase (decrease)	$139,860	12,430	$9,298	849	$(10,629)	(954)	$138,529	12,325

Managed Risk Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P1	$1,093	92	$92	8	$(154)	(13)	$1,031	87
Class P2	27,997	2,382	9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$29,090	2,474	$9,593	843	$(15,249)	(1,291)	$23,434	2,026

Year ended December 31, 2016

Class P1	$746	68	$79	7	$(343)	(31)	$482	44
Class P2	41,955	3,864	10,093	964	(13,341)	(1,227)	38,707	3,601
Total net increase (decrease)	$42,701	3,932	$10,172	971	$(13,684)	(1,258)	$39,189	3,645

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P1	$264,545	20,631	$25,264	1,986	$(25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936	45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567	$70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

Year ended December 31, 2016

Class P1	$443,537	37,855	$45,747	3,957	$(14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990	(131,962)	(11,243)	329,944	28,249
Total net increase (decrease)	$813,424	69,357	$137,766	11,947	$(146,545)	(12,513)	$804,645	68,791

[1]	Includes exchanges between share classes of the fund.
[2]	Class 1A shares began investment operations on January 6, 2017.
[3]	Amount less than one thousand.

184	American Funds Insurance Series

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2017 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,709,869	$1,284,211	$5,381,976	$2,353,764	$1,716,759	$2,884,969
Sales of investment securities*	2,095,865	1,778,593	8,015,869	2,597,007	1,716,842	2,992,025
Non-U.S. taxes paid on interest income	—	—	—	(11)	37	—
Non-U.S. taxes paid on realized gains	903	5	—	527	13	—
Non-U.S. taxes provided on unrealized gains	4,211	502	—	3,115	16,043	—
Dividends from affiliated issuers	—	1,346	—	—	—	—
Net realized (loss) gain from affiliated issuers	—	(3,537)	—	—	—	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$801,855	$7,282,680	$737,253	$448,150	$17,391,526	$152,879
Sales of investment securities*	1,084,942	7,556,491	619,618	379,687	16,903,042	107,452
Non-U.S. taxes paid on interest income	—	—	3	—	—	14
Non-U.S. taxes paid on realized gains	763	10	99	—	102	41
Non-U.S. taxes provided on unrealized gains	2,538	1,737	1,168	—	108	140

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$41,383,822	$1,826,715	$1,183,191	$2,202,832	$—	$13,557,389
Sales of investment securities*	40,443,825	1,968,533	1,483,385	2,197,044	—	13,732,439
Non-U.S. taxes paid on interest income	1	390	(2)	—	—	—
Non-U.S. taxes paid on realized gains	—	564	—	—	—	—
Non-U.S. taxes provided on unrealized gains	10	188	5	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$110,122	$52,041	$150,702	$71,239	$623,590
Sales of investment securities*	58,914	29,432	107,026	45,175	44,905
Dividends from affiliated issuers	2,295	2,012	7,115	3,114	70,949
Net realized (loss) gain from affiliated issuers	(2,470)	(586)	229	(2,961)	4,957

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series	185

11. Ownership concentration

At December 31, 2017, American Funds Insurance Series - Managed Risk Growth and Income Portfolio, American Funds Insurance Series - Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 36%, 18% and 16% of the outstanding shares of Capital Income Builder, Global Balanced Fund and Asset Allocation Fund, respectively.

186	American Funds Insurance Series

Financial highlights

		Income(loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/17	$24.05	$.26	$7.30	$7.56	$(.26)	$(.84)	$(1.10)	$30.51	31.80%	$2,010		.55%		.94%
12/31/16	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/14	30.11	.31 [2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08 [2]
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508		.55		1.17
Class 1A:
12/31/17[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]
Class 2:
12/31/17	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/14	29.92	.24 [2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85 [2]
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
Class 4:
12/31/17	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/14	30.07	.07 [2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26 [2]
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43

Global Small Capitalization Fund

Class 1:
12/31/17	$20.24	$.12	$5.17	$5.29	$(.15)	$—	$(.15)	$25.38	26.22%	$1,639		.73%		.54%
12/31/16	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/15	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241		.74		.17
Class 1A:
12/31/17[3,4]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]
Class 2:
12/31/17	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
Class 4:
12/31/17	19.91	— [8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [9]
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)

See end of tables for footnotes.

American Funds Insurance Series	187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/17	$67.29	$.55		$17.89	$18.44	$(.55)	$(7.33)	$(7.88)	$77.85	28.62%	$8,100	.35%		.75%
12/31/16	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
12/31/14	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118	.35		1.12	[2]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003	.35		.93
Class 1A:
12/31/17[3,4]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/17	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
12/31/14	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413	.60		.87	[2]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334	.60		.68
Class 3:
12/31/17	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
12/31/14	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208	.53		.94	[2]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20	216	.53		.75
Class 4:
12/31/17	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42
12/31/14	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24	.85		.47	[2]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96	5	.85		.40

International Fund

Class 1:
12/31/17	$16.82	$.26		$5.16	$5.42	$(.30)	$(.23)	$(.53)	$21.71	32.46%	$5,014	.53%		1.33%
12/31/16	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282	.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324	.54		1.41
Class 1A:
12/31/17[3,4]	17.17	.09		4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/17	16.76	.22		5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374	.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916	.79		1.15
Class 3:
12/31/17	16.85	.23		5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38	.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46	.72		1.22
Class 4:
12/31/17	16.64	.11		5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04		(.07)

188	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net asset

New World Fund

Class 1:
12/31/17	$19.72	$.26		$5.59	$5.85	$(.27)	$—	$(.27)	$25.30	29.73%	$2,050		.77%		1.14%
12/31/16	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743		.78		1.25
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[2]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
Class 1A:
12/31/17[3,4]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1		1.00	[6]	.53	[6]
Class 2:
12/31/17	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055		1.02		.89
12/31/16	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[2]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
Class 4:
12/31/17	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427		1.27		.61
12/31/16	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[2]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56

Blue Chip Income and Growth Fund

Class 1:
12/31/17	$13.53	$.32		$1.96	$2.28	$(.32)	$(.53)	$(.85)	$14.96	17.30%	$5,581		.41%		2.27%
12/31/16	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/14	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542		.42		3.31	[2]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814		.42		2.27
Class 1A:
12/31/17[3,4]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/17	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[2]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67		2.03
Class 4:
12/31/17	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[2]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[7]	.86		1.39

See end of tables for footnotes.

American Funds Insurance Series	189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net asset

Global Growth and Income Fund

Class 1:
12/31/17	$13.02	$.35		$3.06	$3.41	$(.36)	$(.26)	$(.62)	$15.81	26.40%	$485		.63%		2.43%
12/31/16	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/15	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
12/31/14	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[2]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206		.62		3.35
Class 1A:
12/31/17[3,4]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/17	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/16	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/15	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/14	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[2]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87		3.09
Class 4:
12/31/17	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/16	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/15	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/14	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27

Growth-Income Fund

Class 1:
12/31/17	$44.41	$.81		$8.89	$9.70	$(.78)	$(3.11)	$(3.89)	$50.22	22.68%	$15,765		.28%		1.69%
12/31/16	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588		.29		1.79
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747		.29		1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857		.29		1.49
Class 1A:
12/31/17[3,4]	45.39	.67		7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2		.52	[6]	1.41	[6]
Class 2:
12/31/17	44.00	.68		8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930		.53		1.45
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854		.54		1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
Class 3:
12/31/17	44.47	.72		8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168		.46		1.52
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156		.47		1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
Class 4:
12/31/17	43.73	.56		8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827		.78		1.19
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495		.79		1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96

190	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net asset

International Growth and Income Fund

Class 1:
12/31/17	$14.48	$.46		$3.20	$3.66	$(.42)	$—	$(.42)	$17.72	25.31%	$1,121		.66%		2.75%
12/31/16	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820		.68		2.93
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707		.68		2.60
12/31/14	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[2]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
Class 1A:
12/31/17[3,4]	14.69	.34		3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2		.91	[6]	1.99	[6]
Class 2:
12/31/17	14.43	.43		3.17	3.60	(.37)	—	(.37)	17.66	25.03	276		.91		2.60
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[2]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
Class 4:
12/31/17	14.38	.37		3.18	3.55	(.35)	—	(.35)	17.58	24.72	63		1.16		2.24
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[2]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18

Capital Income Builder

Class 1:
12/31/17	$9.46	$.32		$.93	$1.25	$(.31)	$—	$(.31)	$10.40	13.29%	$254		.54%		3.21%
12/31/16	9.40	.32		.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		3.39
12/31/15	9.81	.28		(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
12/31/14[3,10]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[6]	2.87	[6]
Class 1A:
12/31/17[3,4]	9.57	.27		.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/17	9.46	.29		.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		2.82
12/31/16	9.40	.27		.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[11]	—	[7]	.46	[11]	3.12	[11]
12/31/14[3,10]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,11]	—	[7]	.47	[6,11]	2.94	[6,11]
Class 4:
12/31/17	9.45	.27		.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/16	9.38	.27		.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[3,10]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[6]	2.08	[6]

See end of tables for footnotes.

American Funds Insurance Series	191

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/17	$21.68	$.44		$3.06	$3.50	$(.41)	$(1.06)	$(1.47)	$23.71	16.51%	$16,556		.29%		1.90%
12/31/16	20.62	.42		1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/15	22.23	.40		(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/14	22.49	.44		.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515		.31		1.71
Class 1A:
12/31/17[3,4]	21.97	.39		2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/17	21.49	.37		3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/16	20.45	.36		1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/15	22.06	.34		(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760		.56		1.47
Class 3:
12/31/17	21.70	.39		3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/16	20.64	.38		1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/15	22.25	.36		(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81	42		.49		1.54
Class 4:
12/31/17	21.43	.32		3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/16	20.40	.31		1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/15	22.11	.30		(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89	1		.79		1.22

Global Balanced Fund

Class 1:
12/31/17	$11.08	$.21		$1.99	$2.20	$(.15)	$(.38)	$(.53)	$12.75	19.91%	$93		.72%		1.68%
12/31/16	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
Class 1A:
12/31/17[3,4]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/17	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/16	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
Class 4:
12/31/17	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/16	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [11]	—	[7]	.67	[11]	2.07	[2,11]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [11]	—	[7]	.71	[11]	1.98	[11]

192	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/17	$10.80	$.24	$.18	$.42	$(.24)	$(.16)	$(.40)	$10.82	3.88%	$6,434		.38%		2.19%
12/31/16	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/15	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23	.37	.60	(.25)	— [8]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
Class 1A:
12/31/17[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/17	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/16	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20	.36	.56	(.22)	— [8]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
Class 4:
12/31/17	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/16	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16	(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16	.39	.55	(.23)	— [8]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58

Global Bond Fund

Class 1:
12/31/17	$11.22	$.28	$.52	$.80	$(.07)	$(.07)	$(.14)	$11.88	7.11%	$1,273		.56%		2.37%
12/31/16	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
Class 1A:
12/31/17[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/17	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
Class 4:
12/31/17	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[7]	.79		2.25

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/17	$10.18	$.63		$.10	$.73	$(.72)	$—	$(.72)	$10.19	7.25%	$632		.49%		5.98%
12/31/16	9.19	.61		1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
12/31/15	10.54	.64		(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/14	11.13	.67		(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89	856		.48		6.54
Class 1A:
12/31/17[3,4]	10.28	.60		.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/17	10.04	.59		.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/16	9.06	.58		1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
Class 3:
12/31/17	10.22	.61		.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/16	9.22	.59		1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
Class 4:
12/31/17	10.79	.61		.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/16	9.73	.60		1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[7]	.93		5.82

Mortgage Fund

Class 1:
12/31/17	$10.56	$.16		$— [8]	$.16	$(.18)	$(.07)	$(.25)	$10.47	1.47%	$265		.47%		1.52%
12/31/16	10.61	.15		.11	.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	—	(.10)	10.70	5.54	292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
Class 1A:
12/31/17[3,4]	10.55	.14		— [8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	—	[7]	.70	[6]	1.38	[6]
Class 2:
12/31/17	10.54	.14		(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	—	[8]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
Class 4:
12/31/17	10.48	.11		— [8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[11]	—	[7]	.38	[11]	.23	[11]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/17	$11.27	$.08	$(.01)		$.07	$(.05)	$—	$(.05)	$11.29	.66%	$37		.35%		.68%
12/31/16[12]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/15	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	—		(.03)	—	—	—	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	—	[8]	(.03)	—	—	—	11.31	(.27)	57		.34		(.24)
Class 1A:
12/31/17[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5]	—	[7]	.34	[6]	.69 [6]
Class 2:
12/31/17	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/16[12]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[8]	(.05)	—	—	—	11.12	(.45)	395		.59		(.49)
Class 3:
12/31/17	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/16[12]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[8]	(.05)	—	—	—	11.21	(.44)	8		.52		(.42)
Class 4:
12/31/17	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/16[12]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[8]	(.04)	—	—	—	11.30	(.35)[11]	—	[7]	.37	[11]	(.32)[11]

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net asset end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/17	$12.05	$.21	$.01	$.22	$(.19)	$—	$(.19)	$12.08	1.83%	$1,558		.36%		1.68%
12/31/16	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467		.36		1.31
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
Class 1A:
12/31/17[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73 [5]	—	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/17	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59	1,473		.61		1.43
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
Class 3:
12/31/17	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72	10		.54		1.50
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
Class 4:
12/31/17	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28	62		.86		1.18
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[7]	.84		.68

		Income (loss) from investment operations			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]		Net asset, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/17	$10.71	$.08	$2.70	$2.78	$(.07)	$(.20)	$(.27)	$13.22	26.23%[11]		$2		.42%[11]		.36%[11]		.70%[11]		.69%[11]
12/31/16	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89	[11]	1		.50	[11]	.34	[11]	.68	[11]	.79	[11]
12/31/15	11.37	.09	.03	.12	—	—	—	11.49	1.06	[11]	—	[7]	.53	[11]	.29	[11]	.63	[11]	.80	[11]
12/31/14	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[11]	—	[7]	.50	[11]	.32	[11]	.65	[11]	2.71	[11]
12/31/13[3,15]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5,11]	—	[7]	.88	[6,11]	.25	[6,11]	.58	[6,11]	1.64	[6,11]
Class P2:
12/31/17	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99		286		.69		.63		.97		.34
12/31/16	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04	.04	.08	—	—	—	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,15]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5,11]	28		1.05	[6,11]	.52	[6,11]	.85	[6,11]	1.69	[6,11]

196	American Funds Insurance Series

		Income (loss) from investment operations			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net asset, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk International Fund

Class P1:
12/31/17	$8.89	$.11	$2.47	$2.58	$(.10)	$(.12)	$(.22)	$11.25	29.28%[11]	$—	[7]	.28%[11]		.20%[11]		.69%[11]		1.13%[11]
12/31/16	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[11]	—	[7]	.39	[11]	.23	[11]	.74	[11]	1.15	[11]
12/31/15	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[11]	—	[7]	.45	[11]	.21	[11]	.72	[11]	1.75	[11]
12/31/14	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[11]	—	[7]	.50	[11]	.25	[11]	.76	[11]	1.33	[11]
12/31/13[3,15]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08 [5,11]	—	[7]	1.05	[6,11]	.23	[6,11]	.73	[6,11]	1.92	[6,11]
Class P2:
12/31/17	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/16	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/15	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51
12/31/13[3,15]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99 [5,11]	17		1.19	[6,11]	.44	[6,11]	.94	[6,11]	2.66	[6,11]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/17	$11.67	$.19	$1.59	$1.78	$(.22)	$(.19)	$(.41)	$13.04	15.48%[11]	$—	[7]	30%[11]		.25%[11]		64%[11]		1.59%[11]
12/31/16	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [11]	—	[7]	.43	[11]	.27	[11]	.67	[11]	1.83	[11]
12/31/15	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[11]	—	[7]	.50	[11]	.27	[11]	.66	[11]	1.64	[11]
12/31/14	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58 [11]	—	[7]	.50	[11]	.31	[11]	.70	[11]	3.43	[11]
12/31/13[3,15]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16 [5,11]	—	[7]	.84	[6,11]	.24	[6,11]	.64	[6,11]	2.80	[6,11]
Class P2:
12/31/17	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/16	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/15	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98		.88		.69		1.08		4.27
12/31/13[3,15]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05 [5,11]	26		1.04	[6,11]	.54	[6,11]	.94	[6,11]	3.91	[6,11]

Managed Risk Growth-Income Fund

Class P1:
12/31/17	$11.07	$.19	$2.03	$2.22	$(.13)	$(.50)	$(.63)	$12.66	20.64%[11]	$2		.44%[11]		.37%[11]		.66%[11]		1.61%[11]
12/31/16	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [11]	1		.52	[11]	.36	[11]	.64	[11]	1.46	[11]
12/31/15	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[11]	1		.56	[11]	.31	[11]	.59	[11]	2.17	[11]
12/31/14	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [11]	—	[7]	.45	[11]	.25	[11]	.52	[11]	2.94	[11]
12/31/13[3,15]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15 [5,11]	—	[7]	.92	[6,11]	.23	[6,11]	.50	[6,11]	2.01	[6,11]
Class P2:
12/31/17	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/16	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/15	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38
12/31/13[3,15]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04 [5,11]	24		1.09	[6,11]	.50	[6,11]	.77	[6,11]	2.73	[6,11]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net asset, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Asset Allocation Fund

Class P1:
12/31/17	$12.02	$.19	$1.60	$1.79	$(.10)	$(.12)	$(.22)	$13.59	15.06%	$1,656	.43%		.38%		.66%		1.45%
12/31/16	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43		.38		.66		1.65
12/31/15	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54		.40		.68		2.06
12/31/14	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277	.53		.48		.76		1.04
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82 [11]	112	.55	[11]	.47	[11]	.75	[11]	2.37	[11]
Class P2:
12/31/17	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68		.63		.91		1.13
12/31/16	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68		.63		.91		1.20
12/31/15	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79		.66		.94		1.16
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780	.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58 [11]	795	.80	[11]	.73	[11]	1.01	[11]	2.43	[11]

198	American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[16]	2017	2016	2015	2014	2013

Capital Income Builder	59%	41%	38%	24%[5,10]
Asset Allocation Fund	39	43	28	42
Global Balanced Fund	28	43	36	40
Bond Fund	153	108	141	121	Not available
Global Bond Fund	74	70	88	134
Mortgage Fund	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	120	273	352	88

Portfolio turnover rate for all share classes	Period ended December 31
including mortgage dollar roll transactions, if applicable[16]	2017		2016		2015	2014		2013
Global Growth Fund	31%		27%		29%	22%		39%
Global Small Capitalization Fund	33		40		36	28		36
Growth Fund	24		26		20	29		19
International Fund	29		31		37	18		21
New World Fund	56		32		39	36		43
Blue Chip Income and Growth Fund	34		30		26	37		30
Global Growth and Income Fund	41		57		37	28		31
Growth-Income Fund	27		27		25	25		19
International Growth and Income Fund	51		32		35	34		34
Capital Income Builder Fund	88		53		128	35	[5,10]
Asset Allocation Fund	85		83		76	88		74
Global Balanced Fund	41		65		76	73		81
Bond Fund	502		375		434	365		354
Global Bond Fund	105		154		159	200		213
High-Income Bond Fund	78		89		66	54		64
Mortgage Fund	680		713		1103	790		715
Ultra-Short Bond Fund	—	[17]	—	[12,17]	N/A	N/A		N/A
U.S. Government/AAA-Rated Securities Fund	551		539		901	387		621
Managed Risk Growth Fund	25		15		16	22		10	[3,5,15]
Managed Risk International Fund	25		26		15	22		6	[3,5,15]
Managed Risk Blue Chip Income and Growth Fund	32		9		20	22		3	[3,5,15]
Managed Risk Growth-Income Fund	26		14		11	28		2	[3,5,15]
Managed Risk Asset Allocation Fund	1		3		3	3		3

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services fees for all of the managed risk funds. CRMC also reimbursed a portion of miscellaneous fees and expenses during some of the periods shown for some of the managed risk funds.
[14]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[15]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[16]	Refer to Note 5 for further information on mortgage dollar rolls.
[17]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds Insurance Series	199

Report of Independent Registered Public Accounting Firm

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund and investment portfolios for Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated herein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated herein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Los Angeles, California

February 9, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

200	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	201

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,109.92	$2.98	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	1,108.56	4.25	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,108.84	4.31	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	1,106.95	5.63	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,118.73	$3.95	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	1,117.26	5.18	.97
Class 1A – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 2 – actual return	1,000.00	1,117.00	5.28	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,116.02	6.61	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,116.99	$1.87	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	1,115.57	3.15	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	1,115.54	3.20	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,115.90	2.83	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,114.18	4.53	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,115.85	$2.83	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,114.40	4.16	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,114.72	4.16	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,114.58	3.78	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,113.20	5.49	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,132.10	$4.19	.78%
Class 1 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 1A – actual return	1,000.00	1,130.42	5.42	1.01
Class 1A – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 2 – actual return	1,000.00	1,130.73	5.53	1.03
Class 2 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 – actual return	1,000.00	1,128.90	6.87	1.28
Class 4 – assumed 5% return	1,000.00	1,018.75	6.51	1.28

202	American Funds Insurance Series

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,108.43	$2.18	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,107.22	3.45	.65
Class 1A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 – actual return	1,000.00	1,106.66	3.50	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,105.98	4.83	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,100.31	$3.39	.64%
Class 1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 1A – actual return	1,000.00	1,099.92	4.55	.86
Class 1A – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 2 – actual return	1,000.00	1,099.08	4.71	.89
Class 2 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 4 – actual return	1,000.00	1,098.18	6.03	1.14
Class 4 – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,116.34	$1.49	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	1,114.88	2.83	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	1,114.95	2.83	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	1,114.98	2.45	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	1,113.47	4.16	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,084.53	$3.42	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,083.17	4.83	.92
Class 1A – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 2 – actual return	1,000.00	1,082.65	4.72	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,081.77	6.03	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,046.34	$2.84	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,045.28	4.12	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,045.17	4.12	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	1,043.83	5.41	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05

See end of tables for footnotes.

American Funds Insurance Series	203

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,075.96	$1.52	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,074.67	2.77	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	1,074.53	2.82	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,074.80	2.46	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,073.03	4.13	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,078.42	$3.82	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	1,077.23	5.08	.97
Class 1A – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 2 – actual return	1,000.00	1,076.06	5.13	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	1,075.47	6.43	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,012.27	$1.93	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,010.94	3.19	.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,011.27	3.19	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 4 – actual return	1,000.00	1,009.80	4.46	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,019.28	$2.85	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	1,018.24	3.82	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	1,018.21	4.12	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	1,016.69	5.39	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,025.31	$2.55	.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A – actual return	1,000.00	1,023.44	3.72	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	1,023.54	3.83	.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 3 – actual return	1,000.00	1,024.55	3.47	.68
Class 3 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 4 – actual return	1,000.00	1,022.46	5.10	1.00
Class 4 – assumed 5% return	1,000.00	1,020.16	5.09	1.00

204	American Funds Insurance Series

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio
Mortgage Fund
Class 1 – actual return	$1,000.00	$999.60	$2.52	.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A – actual return	1,000.00	998.01	3.63	.72
Class 1A – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 2 – actual return	1,000.00	998.48	3.78	.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 – actual return	1,000.00	997.26	5.03	1.00
Class 4 – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,003.97	$1.87	.37%
Class 1 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 1A – actual return	1,000.00	1,004.05	1.77	.35
Class 1A – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 – actual return	1,000.00	1,003.68	3.08	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	1,003.57	2.73	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	1,001.58	4.34	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$999.63	$1.81	.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A – actual return	1,000.00	998.61	2.97	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	998.34	3.07	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	998.91	2.72	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	996.62	4.33	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86

See end of tables for footnotes.

American Funds Insurance Series	205

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,106.28	$1.91	.36%	$3.72	.70%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.57	.70
Class P2 – actual return	1,000.00	1,106.06	3.34	.63	5.15	.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,106.19	$.90	.17%	$3.66	.69%
Class P1 – assumed 5% return	1,000.00	1,024.35	.87	.17	3.52	.69
Class P2 – actual return	1,000.00	1,103.96	3.34	.63	5.94	1.12
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.70	1.12
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,096.01	$1.22	.23%	$3.38	.64%
Class P1 – assumed 5% return	1,000.00	1,024.05	1.17	.23	3.26	.64
Class P2 – actual return	1,000.00	1,094.42	3.33	.63	5.38	1.02
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.19	1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,105.67	$1.96	.37%	$3.50	.66%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.36	.66
Class P2 – actual return	1,000.00	1,103.51	3.34	.63	4.88	.92
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.69	.92
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,070.08	$1.98	.38%	$3.44	.66%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.36	.66
Class P2 – actual return	1,000.00	1,068.61	3.28	.63	4.74	.91
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.63	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

206	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2019. The agreement was amended to add an additional advisory fee breakpoint for New World Fund when the fund’s net assets exceed $4 billion, for Blue Chip Income and Growth Fund when the fund’s net assets exceed $10.5 billion, and for Bond Fund when the fund’s net assets exceed $13 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than the benchmarks for the six-month period and over the lifetime of the fund since April 30, 1998, below the benchmarks for the one-year, three-year, five-year and 10-year periods, and were mixed for the 15-year period.

American Funds Insurance Series	207

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all of the comparisons.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than all of the comparisons.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average, (ii) the MSCI All Country World Index and (iii) the MSCI Emerging Markets Index. They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, below the benchmarks for the one-year period, and mixed for the six-month, three-year, five-year and 15-year periods.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks over the five-year period, below the benchmarks for the six-month period, and mixed for the one-year, three-year and 10-year periods and lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-year, five-year and 20-year periods and lifetime of the fund since February 8, 1984, and were mixed for the three-year, 10-year and 15-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than both benchmarks over the six-month period and lifetime of the fund since November 18, 2008, and were below the benchmarks for the one-year and three-year periods.

208	American Funds Insurance Series

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They noted that for all periods, the fund’s investment results were above the Bloomberg Barclays index and below all other benchmarks.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard & Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They noted that for the 20-year period, the fund’s investment results were above all benchmarks, and for the six-month, one-year, three-year, five-year and 15-year periods, the fund’s investment results were above all benchmarks except the S&P 500 index. They also noted that for the 10-year period and lifetime of the fund since August 1, 1989, the fund’s investment results were mixed.

Global Balanced Fund seeks the balanced accomplishment of three objectives — long-term growth of capital, conservation of principal and current income — by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They noted that the fund’s results were above all benchmarks except the MSCI index for all periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above the Lipper average and the Bloomberg Barclays index for the six-month, three-year, five-year and 15-year periods, but below both benchmarks for the 10-year and 20-year periods, and mixed for the one-year period and for the lifetime of the fund since January 2, 1996.

American Funds Insurance Series	209

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Index and (ii) the Bloomberg Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the six-month and 10-year periods and for the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the one-year, three-year and five-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than both benchmarks for the one-year period, higher than the Lipper average over the lifetime of the fund since February 8, 1984 (data for the Bloomberg Barclays index was not available for the period), below both benchmarks for the 10-year period, and were mixed for the six-month, three-year, five-year, 15-year and 20-year periods.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s investment results were higher than all of the comparisons.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra-Short Obligation Funds Average, (ii) the Lipper Money Market Funds Average and (iii) the Bloomberg Barclays Short-Term Government/Corporate Index. They noted that the fund’s investment results were lower than all the benchmarks for the three-year, five-year, 10-year and 20-year periods, and were mixed for the six-month period and lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were above both benchmarks for the six-month, one-year, three-year and five-year periods. They also noted that the fund’s results were above the Lipper average but below the Bloomberg Barclays index for the 10-year, 15-year and 20-year periods, as well as over the lifetime of the fund since December 2, 1985.

210	American Funds Insurance Series

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, other than the Mortgage Fund, Bond Fund and Ultra-Short Bond Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board and the committee noted that CRMC had agreed to additional breakpoints for the advisory fee schedules of AFIS — New World Fund, AFIS — Blue Chip Income and Growth Fund and AFIS — Bond Fund. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders. The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

American Funds Insurance Series	211

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series Managed Risk Funds

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through January 31, 2019. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive. They noted that the fund’s investment results were above both benchmarks for the three-month, six-month and one-year periods, and below both benchmarks for the three-year period and lifetime of the fund since May 1, 2013.

212	American Funds Insurance Series

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the MSCI All Country World Index ex USA and (ii) the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index —Moderate Aggressive. They noted that the fund’s investment results were above both benchmarks for the three-month and six-month periods. They also noted that for the one-year and three-year periods, the fund’s investment results were above the S&P EPAC index and below the MSCI index, and for the lifetime of the fund since May 1, 2013, the fund’s results were below both the MSCI index and the S&P EPAC index.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive. They noted that the fund’s investment results were lower than all of the comparisons.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive. They noted that the fund’s investment results were below all benchmarks for the three-month and three-year periods and for the lifetime of the fund since May 1, 2015, and were mixed for the six-month and one-year periods.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Bloomberg Barclays U.S. Aggregate Index, (ii) the Standard & Poor’s 500 Composite Index and (iii) the Standard & Poor’s 500 Managed Risk Index — Moderate. They noted that the fund’s investment results were higher than the Bloomberg Barclays index for all periods, but below both S&P 500 indexes for the three-month and three-year periods and for the lifetime of the fund since October 1, 2012. They also noted the fund’s investment results were mixed for the six-month and one-year periods.

The board and the committee also considered the volatility of the funds compared with the Standard & Poor’s 500 Managed Risk indexes noted above, and those of a group of funds with volatility management strategies identified by management for the three-month, six-month, one-year and three-year periods and lifetime of the fund, through June 30, 2017. They noted that the volatility of Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, and Managed Risk Growth-Income Fund was greater than that of the S&P 500 Managed Risk indexes and most of the selected funds for all periods. They also noted that the volatility of Managed Risk International Fund was lower than all comparisons, except for the S&P 500 Managed Risk index for the six-month period. In addition, they noted that the volatility of Managed Risk Asset Allocation Fund was lower than that of the S&P 500 Managed Risk index for all periods, and lower than most of the selected funds for all periods, except for the three-year period and lifetime of the fund through June 30, 2017. The board and the committee also noted, however, that for those periods the equity markets did not sustain large market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that each fund’s investment results, and the results of the services provided by Milliman FRM, have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series	213

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that the total advisory fees and expenses for Managed Risk Growth Fund were lower than the median and average for the Lipper Growth Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk International Fund were lower than the median and average for the Lipper International Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk Blue Chip Income and Growth Fund were at or slightly above the median of the Lipper Growth and Income Funds Average (variable insurance). They also noted that the total advisory fees and expenses for Managed Risk Growth-Income Fund were lower than the median and average for the Lipper Growth and Income Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk Asset Allocation Fund were lower than the Lipper Flexible Portfolio Funds Average (variable insurance).

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

214	American Funds Insurance Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	77	None
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	80	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	79	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	67	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series	215

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Maria T. Manotok Pathria, 1974 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Offices of the series and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

216	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities —is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2017, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series® .

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
AFIS equity funds have beaten their comparable Lipper indexes in 93% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 69% of 10-year periods and 84% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2017.
[2]	Based on Class 1 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), Global Income Funds Index (Global Bond Fund), High Yield Funds Index (High-Income Bond Fund), Ultra-Short Obligation Funds Index (Ultra-Short Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGEARX-998-0218P Litho in USA RCG/RRD/8074-S60219

American Funds Insurance Series® Portfolio SeriesSM Annual report for the year ended December 31, 2017

Portfolios that invest
in global companies
for the long term.

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2017. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2018 (unaudited):

		Lifetime	Gross	Net
	1 year	(since 5/1/15)	expense ratio	expense ratio

American Funds Global Growth Portfolio, Class 4	28.11%	9.18%	1.24%	1.18%
American Funds Growth and Income Portfolio, Class 4	15.43	6.43	.97	.97
American Funds Managed Risk Growth Portfolio, Class P2	18.00	5.82	1.17	1.03
American Funds Managed Risk Growth and Income Portfolio, Class P2	16.55	5.11	1.22	1.08
American Funds Managed Risk Global Allocation Portfolio, Class P2	19.03	4.42	1.33	1.19

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets for the three managed risk portfolios. In addition, the investment adviser is currently reimbursing a portion of the other expenses for all portfolio series funds except American Funds Growth and Income Portfolio. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2019, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Refer to the series most recent prospectus for details.

Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of December 31, 2017. Allocation percentages and underlying funds are subject to the Portfolio Oversight Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

Investment portfolios

7	American Funds Global Growth Portfolio

8	American Funds Growth and Income Portfolio

10	American Funds Managed Risk Growth Portfolio

12	American Funds Managed Risk Growth and Income Portfolio

14	American Funds Managed Risk Global Allocation Portfolio

16	Financial statements

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The fund’s portfolios are actively monitored to keep them aligned with their objectives; this monitoring is conducted by the Portfolio Oversight Committee, a group of seven investment professionals with decades of industry experience.

A combination of strong corporate earnings, accommodative monetary policy and macroeconomic stability across much of the globe lifted stocks in 2017. U.S. stocks closed higher, led by generally positive economic data and hope that the new $1.5 trillion tax bill passed in late December would make the country more competitive. Over the course of the year, the Federal Reserve raised the benchmark federal funds rate by 75 basis points.

European stocks advanced, diminishing investor concerns about political risk. Central bank stimulus measures also provided a boost to Europe’s economy and financial markets. Emerging markets registered impressive gains, helped by a weaker U.S. dollar and supportive fiscal policy in China that curbed fears of a hard landing for the nation.

For the 12 months ended December 31, 2017, the Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 21.83%. The Bloomberg Barclays U.S. Aggregate Index2, which measures investment-grade U.S. bonds (rated BBB/Baa and above)3, registered a gain of 3.54%, while the Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above)3, rose 7.39%.

For the fiscal year, all five funds in the series recorded double-digit returns, of which we are very pleased.

American Funds Global Growth Portfolio rose 28.11%. By comparison, the MSCI ACWI (All Country World Index)4, a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, advanced 23.97%.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

American Funds Growth and Income Portfolio gained 15.43%. The 70%/30% Blended Index5 climbed 16.08%.

American Funds Managed Risk Growth Portfolio recorded a return of 18.00%. The Standard & Poor’s 500 Managed Risk Index — Moderate6 gained 16.02%, while the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive6 advanced 17.94%. The 75%/25% Blended Index5 rose 17.02%.

American Funds Managed Risk Growth and Income Portfolio increased 16.55%. In comparison, the Standard & Poor’s 500 Managed Risk Index — Moderate6 gained 16.02%. The Standard & Poor’s 500 Managed Risk Index — Moderate Conservative6 advanced 14.14%. The 70%/30% Blended Index5 was up 16.08%.

American Funds Managed Risk Global Allocation Portfolio climbed 19.03%. The Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate6 gained 17.96%, and the Standard & Poor’s Global LargeMidCap Managed Risk Index —Moderate Aggressive6 advanced 20.19%. The 65%/35% Blended Index5 recorded a gain of 17.93%.

It is important to note that the managed risk portfolios employ a risk management overlay. As such, the portfolios may lag in a strong market environment, but they have been designed to reduce volatility and provide downside protection — a key component for many investors.

Thank you for your interest in AFIS — Portfolio Series. We look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

February 14, 2018

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Standard & Poor’s 500 source: S&P Dow Jones Indices LLC.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	The 70%/30% Blended Index weights the total returns of the S&P 500 and the Bloomberg Barclays U.S. Aggregate indexes at the corresponding percentages. The 75%/25% Blended Index weights the total returns of the S&P 500 and the Bloomberg Barclays U.S. Aggregate indexes at the corresponding percentages. The 65%/35% Blended Index weights the total returns of the MSCI ACWI and the Bloomberg Barclays Global Aggregate indexes at the corresponding percentages. The results assume that each blend is rebalanced monthly.
[6]	Source: S&P Dow Jones Indices LLC. The Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between Standard and Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

The value of a $10,000 investment

(for the year ended December 31, 2017, with all distributions reinvested)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2017)

	1 year	Lifetime (since 5/1/15)

Class 4 shares	28.11%	9.18%

Growth and Income Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2017)

	1 year	Lifetime (since 5/1/15)

Class 4 shares	15.43%	6.43%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

See page 4 for footnotes.

American Funds Insurance Series – Portfolio Series	3

Managed Risk Growth Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2017)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	18.00%	5.82%

Managed Risk Global Allocation Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2017)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	19.03%	4.42%

Managed Risk Growth and Income Portfolio

Average annual total returns2 based on a $1,000 investment

(for the periods ended December 31, 2017)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	16.55%	5.11%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Results reflect dividends net of withholding taxes. Source: MSCI.
[2]	The investment results assume all distributions are reinvested and reflect applicable fees and expenses. For the managed risk portfolios, the series investment adviser waived a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses for all portfolio series funds except American Funds Growth and Income Portfolio. The investment results shown reflect the waiver and reimbursements, without which the results would have been lower. This waiver and reimbursement will be in effect through at least May 1, 2019, unless modified or terminated by the series board. See the Financial Highlights tables in the report for details.
[3]	Source: S&P Dow Jones Indices.
[4]	Source: Bloomberg Index Services.
[5]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

4	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Underlying allocations as of 12/31/17:
30.0%	Global Growth Fund
10.0%	Global Small Capitalization Fund
10.0%	Growth Fund
20.0%	New World Fund®
30.0%	Global Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series funds (AFIS) in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the 12 months ended December 31, 2017, the fund’s shares had a return of 28.11%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds Growth and Income Portfolio

Underlying allocations as of 12/31/17:
15.0%	Growth Fund
10.0%	Global Growth and Income Fund
20.0%	Growth-Income Fund
25.0%	Capital Income Builder®
20.0%	Bond Fund
10.0%	Global Bond Fund

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2017, the fund’s shares had a return of 15.43%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 12/31/17:
10.0%	Global Small Capitalization Fund
25.0%	Growth Fund
10.1%	International Fund
10.0%	Blue Chip Income and Growth Fund
20.0%	Growth-Income Fund
20.1%	Bond Fund
4.8%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds.

For the 12 months ended December 31, 2017, the fund’s shares had a return of 18.00%. All of the fund’s underlying funds recorded positive returns during this period.

See page 6 for footnotes.

American Funds Insurance Series – Portfolio Series	5

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 12/31/17:
15.0%	Growth Fund
20.0%	Global Growth and Income Fund
20.0%	Growth-Income Fund
25.1%	Capital Income Builder®
7.5%	Bond Fund
7.6%	Global Bond Fund
4.8%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2017, the fund’s shares had a return of 16.55%. All of the fund’s underlying funds recorded positive returns during this period.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 12/31/17:
15.0%	Global Growth Fund
10.0%	International Fund
20.1%	Global Growth and Income Fund
10.0%	Asset Allocation Fund
25.0%	Global Balanced Fund
15.1%	Global Bond Fund
4.8%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed income funds.

For the 12 months ended December 31, 2017, the fund’s shares had a return of 19.03%. All of the fund’s underlying funds recorded positive returns during this period.

The Portfolio Series funds are actively monitored; allocations and funds may change.

*	Cash and equivalents include short-term securities, accrued income, Treasury futures and other assets less liabilities.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

6	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Investment portfolio December 31, 2017

Growth funds 70.01%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	293,679	$8,960
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	117,487	2,982
American Funds Insurance Series – Growth Fund, Class 1	38,188	2,973
American Funds Insurance Series – New World Fund, Class 1	236,744	5,990

Total growth funds (cost: $18,247,000)		20,905

Growth-and-income funds 30.07%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	567,886	8,978

Total growth-and-income funds (cost: $7,847,000)		8,978
Total investment securities 100.08% (cost: $26,094,000)		29,883
Other assets less liabilities (0.08)%		(25)

Net assets 100.00%		$29,858

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	appreciation	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 70.01%
American Funds Insurance Series - Global Growth Fund, Class 1	164,578	154,598	25,497	293,679	$55	$1,364	$70	$8,960
American Funds Insurance Series - New World Fund, Class 1	133,810	121,991	19,057	236,744	38	965	61	5,990
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	65,186	63,887	11,586	117,487	20	455	16	2,982
American Funds Insurance Series - Growth Fund, Class 1	19,607	21,913	3,332	38,188	14	289	19	2,973

Growth-and-income funds 30.07%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	304,002	300,667	36,783	567,886	40	1,115	186	8,978
Total 100.08%					$167	$4,188	$352	$29,883

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	7

American Funds Growth and Income Portfolio

Investment portfolio December 31, 2017

Growth funds 15.00%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	258,406	$20,117

Total growth funds (cost: $17,970,000)		20,117

Growth-and-income funds 30.01%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	848,766	13,419
American Funds Insurance Series – Growth-Income Fund, Class 1	534,210	26,828

Total growth-and-income funds (cost: $36,007,000)		40,247

Equity-income and Balanced funds 25.02%
American Funds Insurance Series – Capital Income Builder, Class 1	3,226,866	33,560

Total equity-income and balanced funds (cost: $31,548,000)		33,560

Fixed income funds 30.06%
American Funds Insurance Series – Bond Fund, Class 1	2,482,578	26,861
American Funds Insurance Series – Global Bond Fund, Class 1	1,132,056	13,449

Total fixed income funds (cost: $40,436,000)		40,310
Total investment securities 100.09% (cost: $125,961,000)		134,234
Other assets less liabilities (0.09)%		(117)

Net assets 100.00%		$134,117

8	American Funds Insurance Series – Portfolio Series

American Funds Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	appreciation	Dividend	affiliates at
	Beginning			Ending	gain	(depreciation)	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 15.00%
American Funds Insurance Series - Growth Fund, Class 1	147,587	137,782	26,963	258,406	$207	$1,989	$134	$20,117

Growth-and-income funds 30.01%
American Funds Insurance Series - Growth-Income Fund, Class 1	298,183	284,866	48,839	534,210	192	2,340	396	26,828
American Funds Insurance Series - Global Growth and Income Fund, Class 1	508,443	400,558	60,235	848,766	74	1,842	287	13,419

Equity-income and Balanced funds 25.02%
American Funds Insurance Series - Capital Income Builder, Class 1	1,749,839	1,691,130	214,103	3,226,866	103	2,199	831	33,560

Fixed income funds 30.06%
American Funds Insurance Series - Bond Fund, Class 1	1,226,059	1,452,849	196,330	2,482,578	6	(94)	534	26,861
American Funds Insurance Series - Global Bond Fund, Class 1	591,390	630,306	89,640	1,132,056	38	487	73	13,449
Total 100.09%					$620	$8,763	$2,255	$134,234

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	9

American Funds Managed Risk Growth Portfolio

Investment portfolio December 31, 2017

Growth funds 45.04%	Shares	Value (000)
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	3,558,907	$90,325
American Funds Insurance Series – Growth Fund, Class 1	2,900,062	225,770
American Funds Insurance Series – International Fund, Class 1	4,185,102	90,859

Total growth funds (cost: $353,818,000)		406,954

Growth-and-income funds 30.00%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,018,449	90,036
American Funds Insurance Series – Growth-Income Fund, Class 1	3,605,094	181,048

Total growth-and-income funds (cost: $244,073,000)		271,084

Fixed income funds 20.14%
American Funds Insurance Series – Bond Fund, Class 1	16,821,550	182,009

Total fixed income funds (cost: $184,288,000)		182,009

Short-term securities 4.88%
Government Cash Management Fund	44,088,239	44,088

Total short-term securities (cost: $44,088,000)		44,088
Total investment securities 100.06% (cost: $826,267,000)		904,135
Other assets less liabilities (0.06)%		(514)

Net assets 100.00%		$903,621

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[1]	12/31/2017[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	406	March 2018	$40,600	$47,163	$(112)

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	appreciation	Dividend	affiliates at
	Beginning			Ending	gain (loss)	(depreciation)	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 45.04%
American Funds Insurance Series – Growth Fund, Class 1	1,968,342	1,005,952	74,232	2,900,062	$405	$24,837	$1,499	$225,770
American Funds Insurance Series – International Fund, Class 1	3,173,873	1,144,612	133,383	4,185,102	(182)	17,410	1,204	90,859
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	2,622,287	1,024,042	87,422	3,558,907	(400)	16,033	501	90,325

Growth-and-income funds 30.00%
American Funds Insurance Series – Growth-Income Fund, Class 1	2,384,349	1,252,854	32,109	3,605,094	2	17,089	2,665	181,048
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	3,900,025	2,221,808	103,384	6,018,449	111	7,354	1,830	90,036

Fixed income funds 20.14%
American Funds Insurance Series – Bond Fund, Class 1	12,375,045	7,569,664	3,123,159	16,821,550	222	(286)	3,808	182,009
Total 95.18%					$158	$82,437	$11,507	$860,047

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio December 31, 2017

Growth funds 14.99%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	1,639,050	$127,600

Total growth funds (cost: $111,613,000)		127,600

Growth-and-income funds 40.03%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	10,798,048	170,717
American Funds Insurance Series – Growth-Income Fund, Class 1	3,387,876	170,139

Total growth-and-income funds (cost: $296,528,000)		340,856

Equity-income and Balanced funds 25.07%
American Funds Insurance Series – Capital Income Builder, Class 1	20,529,514	213,507

Total equity-income and balanced funds (cost: $200,168,000)		213,507

Fixed income funds 15.07%
American Funds Insurance Series – Bond Fund, Class 1	5,924,284	64,101
American Funds Insurance Series – Global Bond Fund, Class 1	5,404,346	64,204

Total fixed income funds (cost: $127,823,000)		128,305

Short-term securities 4.90%
Government Cash Management Fund	41,727,309	41,727

Total short-term securities (cost: $41,727,000)		41,727
Total investment securities 100.06% (cost: $777,859,000)		851,995
Other assets less liabilities (0.06)%		(508)

Net assets 100.00%		$851,487

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[1]	12/31/2017[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	383	March 2018	$38,300	$44,491	$(105)

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	appreciation	Dividend	affiliates at
	Beginning			Ending	gain	(depreciation)	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 14.99%
American Funds Insurance Series – Growth Fund, Class 1	1,188,104	574,176	123,230	1,639,050	$638	$13,992	$851	$127,600

Growth-and-income funds 40.03%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	8,229,914	3,122,205	554,071	10,798,048	806	24,124	3,644	170,717
American Funds Insurance Series – Growth-Income Fund, Class 1	2,404,014	1,121,713	137,851	3,387,876	50	16,459	2,508	170,139

Equity-income and Balanced funds 25.07%
American Funds Insurance Series – Capital Income Builder, Class 1	14,199,706	7,045,244	715,436	20,529,514	190	15,061	5,297	213,507

Fixed income funds 15.07%
American Funds Insurance Series – Global Bond Fund, Class 1	4,817,205	2,160,135	1,572,994	5,404,346	1,142	2,466	348	64,204
American Funds Insurance Series – Bond Fund, Class 1	5,004,889	2,597,349	1,677,954	5,924,284	110	(50)	1,370	64,101
Total 95.16%					$2,936	$72,052	$14,018	$810,268

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	13

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio December 31, 2017

Growth funds 25.02%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	1,234,700	$37,671
American Funds Insurance Series – International Fund, Class 1	1,154,138	25,056

Total growth funds (cost: $53,722,000)		62,727

Growth-and-income funds 20.07%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	3,182,280	50,312

Total growth-and-income funds (cost: $42,917,000)		50,312

Equity-income and Balanced funds 25.02%
American Funds Insurance Series – Global Balanced Fund, Class 1	4,918,785	62,714

Total equity-income and balanced funds (cost: $56,971,000)		62,714

Asset allocation funds 9.99%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,055,652	25,029

Total asset allocation funds (cost: $23,035,000)		25,029

Fixed income funds 15.05%
American Funds Insurance Series – Global Bond Fund, Class 1	3,175,896	37,730

Total fixed income funds (cost: $37,132,000)		37,730

Short-term securities 4.89%
Government Cash Management Fund	12,257,955	12,258

Total short-term securities (cost: $12,258,000)		12,258
Total investment securities 100.04% (cost: $226,035,000)		250,770
Other assets less liabilities (0.04)%		(102)

Net assets 100.00%		$250,668

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[1]	12/31/2017[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	108	March 2018	$10,800	$12,546	$(32)

14	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	(loss) gain	appreciation	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 25.02%
American Funds Insurance Series – Global Growth Fund, Class 1	837,041	454,601	56,942	1,234,700	$(9)	$6,018	$294	$37,671
American Funds Insurance Series – International Fund, Class 1	797,892	395,711	39,465	1,154,138	(67)	4,381	320	25,056

Growth-and-income funds 20.07%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	2,061,528	1,178,579	57,827	3,182,280	35	6,428	1,037	50,312

Equity-income and Balanced funds 25.02%
American Funds Insurance Series – Global Balanced Fund, Class 1	3,028,102	1,970,429	79,746	4,918,785	48	5,435	665	62,714

Asset allocation funds 9.99%
American Funds Insurance Series – Asset Allocation Fund, Class 1	619,029	454,191	17,568	1,055,652	33	1,462	391	25,029

Fixed income funds 15.05%
American Funds Insurance Series – Global Bond Fund, Class 1	2,392,255	1,695,474	911,833	3,175,896	691	1,139	200	37,730
Total 95.15%					$731	$24,863	$2,907	$238,512

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	15

Financial statements

Statements of assets and liabilities at December 31, 2017	(dollars and shares in thousands, except per-share amounts)

								Managed
							Managed Risk	Risk
		Global		Growth and		Managed Risk	Growth and	Global
		Growth		Income		Growth	Income	Allocation
		Portfolio		Portfolio		Portfolio	Portfolio	Portfolio
	Assets:
	Investment securities, at value:
	Unaffiliated issuers	$—		$—		$44,088	$41,727	$12,258
	Affiliated issuers	29,883		134,234		860,047	810,268	238,512
	Receivables for:
	Sales of investments	5		—		—	—	—
	Sales of fund’s shares	—		272		1,317	659	692
	Dividends and interest	—		—		41	41	12
	Deposits at brokers for futures contracts	—		—		254	239	67
	Variation margin on futures contracts	—		—		38	36	10
		29,888		134,506		905,785	852,970	251,551

	Liabilities:
	Payables for:
	Purchases of investments	—		271		1,246	626	649
	Repurchases of fund’s shares	3		2		5	—	9
	Investment advisory services	—		—		76	71	21
	Services provided by related parties	—		27		724	683	195
	Trustees’ deferred compensation	—	*	—	*	3	3	1
	Bank overdraft	—		—		29	27	7
	Insurance administrative services	18		80		—	—	—
	Audit fees	9		9		—	—	—
	Other	—		—		81	73	1
		30		389		2,164	1,483	883
	Net assets at December 31, 2017	$29,858		$134,117		$903,621	$851,487	$250,668

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$25,205		$120,848		$792,834	$747,592	$221,384
	Undistributed net investment income	234		1,312		8,599	8,572	2,208
	Undistributed net realized gain	630		3,684		24,432	21,292	2,373
	Net unrealized appreciation	3,789		8,273		77,756	74,031	24,703
	Net assets at December 31, 2017	$29,858		$134,117		$903,621	$851,487	$250,668

	Investment securities, at cost:
	Unaffiliated issuers	$—		$—		$44,088	$41,727	$12,258
	Affiliated issuers	26,094		125,961		782,179	736,132	213,777

	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 4:	Net assets	$29,858		$134,117
	Shares outstanding	2,453		11,767
	Net asset value per share	$12.17		$11.40
Class P2:	Net assets					$903,621	$851,487	$250,668
	Shares outstanding					80,967	76,499	22,704
	Net asset value per share					$11.16	$11.13	$11.04

*	Amount less than one thousand.

See Notes to Financial Statements

16	American Funds Insurance Series – Portfolio Series

Statements of operations for the year ended December 31, 2017	(dollars in thousands)

									Managed
							Managed Risk		Risk
	Global		Growth and		Managed Risk		Growth and		Global
	Growth		Income		Growth		Income		Allocation
	Portfolio		Portfolio		Portfolio		Portfolio		Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$352		$2,255		$11,507		$14,018		$2,907
Interest	—		—		350		325		90
	352		2,255		11,857		14,343		2,997
Fees and expenses:
Investment advisory services	—		—		1,127		1,071		286
Distribution services	54		266		1,879		1,785		477
Insurance administrative services	54		266		1,879		1,785		477
Transfer agent services	—	*	—	*	—	*	—	*	—	*
Accounting and administrative services	—		—		67		66		54
Reports to shareholders	2		6		40		39		11
Registration statement and prospectus	3		7		39		42		11
Trustees’ compensation	—	*	1		6		6		1
Auditing and legal	15		15		6		5		5
Custodian	6		6		12		12		12
Other	—	*	—	*	67		60		1
Total fees and expenses before waivers/reimbursements	134		567		5,122		4,871		1,335
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—		—		376		357		95
Miscellaneous fee reimbursements	12		—		11		15		39
Total waivers/reimbursements of fees and expenses	12		—		387		372		134
Total fees and expenses after waivers/reimbursements	122		567		4,735		4,499		1,201
Net investment income	230		1,688		7,122		9,844		1,796

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments in affiliated issuers	167		620		158		2,936		731
Currency transactions	—		—		—	*	—	*	—	*
Capital gain distributions received from affiliated issuers	484		3,417		31,481		21,652		4,270
	651		4,037		31,639		24,588		5,001
Net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	4,188		8,763		82,437		72,052		24,863
Futures contracts	—		—		(112)		(105)		(32)
	4,188		8,763		82,325		71,947		24,831
Net realized gain and unrealized appreciation	4,839		12,800		113,964		96,535		29,832

Net increase in net assets resulting from operations	$5,069		$14,488		$121,086		$106,379		$31,628

*	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	17

Statements of changes in net assets	(dollars in thousands)

	Global Growth		Growth and Income		Managed Risk
	Portfolio		Portfolio		Growth Portfolio
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income	$230	$107	$1,688	$750	$7,122	$4,685
Net realized gain (loss)	651	465	4,037	1,458	31,639	14,743
Net unrealized appreciation (depreciation)	4,188	(156)	8,763	(148)	82,325	2,059
Net increase in net assets resulting from operations	5,069	416	14,488	2,060	121,086	21,487

Dividends and distributions paid to shareholders:
Dividends from net investment income	(117)	(40)	(1,380)	(264)	(6,769)	(170)
Distributions from net realized gain on investments	(461)	(34)	(1,424)	(65)	(16,589)	—
Total dividends and distributions paid to shareholders	(578)	(74)	(2,804)	(329)	(23,358)	(170)

Net capital share transactions	12,183	7,024	56,254	49,365	237,525	292,939

Total increase in net assets	16,674	7,366	67,938	51,096	335,253	314,256

Net assets:
Beginning of year	13,184	5,818	66,179	15,083	568,368	254,112
End of year	$29,858	$13,184	$134,117	$66,179	$903,621	$568,368
Undistributed net investment income	$234	$116	$1,312	$660	$8,599	$5,502

	Managed Risk		Managed Risk
	Growth and Income		Global Allocation
	Portfolio		Portfolio
	Year ended December 31		Year ended December 31
	2017	2016	2017	2016
Operations:
Net investment income	$9,844	$6,875	$1,796	$1,195
Net realized gain (loss)	24,588	2,110	5,001	(1,431)
Net unrealized appreciation (depreciation)	71,947	6,713	24,831	1,747
Net increase in net assets resulting from operations	106,379	15,698	31,628	1,511

Dividends and distributions paid to shareholders:
Dividends from net investment income	(8,603)	(1,501)	(1,285)	—
Distributions from net realized gain on investments	(1,336)	—	—	—
Total dividends and distributions paid to shareholders	(9,939)	(1,501)	(1,285)	—

Net capital share transactions	185,598	324,108	76,579	76,917

Total increase in net assets	282,038	338,305	106,922	78,428

Net assets:
Beginning of year	569,449	231,144	143,746	65,318
End of year	$851,487	$569,449	$250,668	$143,746
Undistributed net investment income	$8,572	$5,880	$2,208	$1,276

See Notes to Financial Statements

18	American Funds Insurance Series – Portfolio Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds, including the Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio (the “funds”). The other 23 funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Insurance Series – Portfolio Series	19

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At December 31, 2017, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Certain of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect such a fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

20	American Funds Insurance Series – Portfolio Series

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because a fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

American Funds Insurance Series – Portfolio Series	21

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market

22	American Funds Insurance Series – Portfolio Series

prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact a managed risk fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

American Funds Insurance Series – Portfolio Series	23

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. The average month-end notional amount of futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $40,600,000, $38,300,000 and $10,800,000, respectively.

The following tables present the financial statement impacts resulting from the managed risk funds’ use of futures contracts as of December 31, 2017 (dollars in thousands):

			Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$112	$105	$32

Net realized gain	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$—	$—

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(112)	$(105)	$(32)

*	Includes cumulative appreciation (depreciation) on futures contracts as reported in the applicable table after each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

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Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2017, were as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Undistributed ordinary income	$329	$1,722	$8,599	$8,572	$2,208
Undistributed long-term capital gain	559	3,307	29,361	23,104	3,594
Capital loss carryforward utilized	—	—	—	—	1,033
Gross unrealized appreciation on investments	3,766	8,707	80,258	75,225	24,768
Gross unrealized depreciation on investments	—	(466)	(7,431)	(3,006)	(1,286)
Net unrealized appreciation on investments	3,766	8,241	72,827	72,219	23,482
Cost of investments	26,117	125,993	831,196	779,671	227,256
Reclassification to undistributed net investment income from undistributed net realized gain	5	344	2,744	1,451	421

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Portfolio

	Year ended December 31, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 4	$180	$398	$578	$59	$15	$74

Growth and Income Portfolio

	Year ended December 31, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 4	$1,842	$962	$2,804	$295	$34	$329

Managed Risk Growth Portfolio

	Year ended December 31, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class P2	$6,769	$16,589	$23,358	$170	$—	$170

American Funds Insurance Series – Portfolio Series	25

Managed Risk Growth and Income Portfolio

	Year ended December 31, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class P2	$8,603	$1,336	$9,939	$1,501	$—	$1,501

Managed Risk Global Allocation Portfolio

	Year ended December 31, 2017			Year ended December 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$1,285	$—	$1,285	$—	$—	$—

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of average daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC has agreed to waive a portion of the investment advisory services fees for the three managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2017, total investment advisory services fees waived by CRMC were $828,000.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

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Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.01% of average daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The three managed risk funds have a subadministration agreement with BNY Mellon under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Global Growth Portfolio, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2017, total expenses reimbursed by CRMC were $77,000.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

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8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 4	$13,946	1,261	$578	53	$(2,341)	(211)	$12,183	1,103

Year ended December 31, 2016

Class 4	$8,315	872	$74	8	$(1,365)	(145)	$7,024	735

Growth and Income Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class 4	$64,274	5,981	$2,804	257	$(10,824)	(1,003)	$56,254	5,235

Year ended December 31, 2016

Class 4	$51,768	5,207	$330	33	$(2,733)	(277)	$49,365	4,963

Managed Risk Growth Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P2	$234,896	22,474	$23,358	2,255	$(20,729)	(1,977)	$237,525	22,752

Year ended December 31, 2016

Class P2	$300,584	31,967	$170	18	$(7,815)	(827)	$292,939	31,158

Managed Risk Growth and Income Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P2	$200,646	19,165	$9,939	937	$(24,987)	(2,414)	$185,598	17,688

Year ended December 31, 2016

Class P2	$326,402	34,352	$1,501	155	$(3,795)	(397)	$324,108	34,110

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Managed Risk Global Allocation Portfolio

	Sales		Reinvestments of dividends		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class P2	$82,444	7,903	$1,285	125	$(7,150)	(714)	$76,579	7,314

Year ended December 31, 2016

Class P2	$87,466	9,446	$—	—	$(10,549)	(1,122)	$76,917	8,324

9. Investment transactions

Each fund made purchases and sales of investment securities during the year ended December 31, 2017, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$14,527	$69,112	$293,460	$267,205	$93,978
Sales of investment securities*	2,193	10,485	47,224	68,219	15,266

*	Excludes short-term securities and U.S. government obligations, if any.

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Financial highlights

		Income (loss) from									Ratio of		Ratio of
		investment operations[1]			Dividends and distributions						expenses		expenses
			Net gains								to average		to average
			(losses) on				Total				net assets		net assets
	Net asset		securities		Dividends		dividends			Net assets,	before		after		Net		Ratio of
	value,	Net	(both	Total from	(from net	Distributions	and	Net asset		end of	waivers/		waivers/		effective		net income
	beginning	investment	realized and	investment	investment	(from capital	distribu-	value, end	Total	period	reimburse-		reimburse-		expense		to average
Period ended	of period	income	unrealized)	operations	income)	gains)	tions	of period	return[2]	(in millions)	ments[3]		ments[2,3]		ratio[2,4]		net assets[2]

Global Growth Portfolio

Class 4:
12/31/17	$9.77	$.12	$2.59	$2.71	$(.06)	$(.25)	$(.31)	$12.17	28.11%	$30	.62%		.56%		1.18%		1.05%
12/31/16	9.45	.12	.29	.41	(.05)	(.04)	(.09)	9.77	4.42	13	.75		.56		1.18		1.30
12/31/15[5,6]	10.00	.12	(.67)	(.55)	—	—	—	9.45	(5.50)[7]	6	1.02	[8]	.58	[8]	1.20	[8]	1.91	[8]

Growth and Income Portfolio

Class 4:
12/31/17	$10.13	$.17	$1.38	$1.55	$(.13)	$(.15)	$(.28)	$11.40	15.43%	$134	.53%		.53%		.97%		1.59%
12/31/16	9.61	.23	.38	.61	(.07)	(.02)	(.09)	10.13	6.41	66	.57		.55		.99		2.31
12/31/15[5,6]	10.00	.20	(.58)	(.38)	(.01)	—	(.01)	9.61	(3.85)[7]	15	.79	[8]	.58	[8]	1.05	[8]	3.14	[8]

Managed Risk Growth Portfolio

Class P2:
12/31/17	$9.76	$.10	$1.63	$1.73	$(.09)	$(.24)	$(.33)	$11.16	18.00%	$904	.68%		.63%		1.03%		.95%
12/31/16	9.39	.11	.26	.37	— [9]	—	— [9]	9.76	3.97	568	.77		.63		1.02		1.12
12/31/15[5,6]	10.00	.18	(.70)	(.52)	(.09)	—	(.09)	9.39	(5.20)[7]	254	.86	[8]	.61	[8]	1.01	[8]	2.77	[8]

Managed Risk Growth and Income Portfolio

Class P2:
12/31/17	$9.68	$.15	$1.44	$1.59	$(.12)	$(.02)	$(.14)	$11.13	16.55%	$851	.68%		.63%		1.08%		1.38%
12/31/16	9.36	.16	.19	.35	(.03)	—	(.03)	9.68	3.70	569	.77		.63		1.08		1.68
12/31/15[5,6]	10.00	.18	(.73)	(.55)	(.09)	—	(.09)	9.36	(5.50)[7]	231	.86	[8]	.61	[8]	1.08	[8]	2.85	[8]

Managed Risk Global Allocation Portfolio

Class P2:
12/31/17	$9.34	$.10	$1.67	$1.77	$(.07)	$—	$(.07)	$11.04	19.03%	$251	.70%		.63%		1.19%		.94%
12/31/16	9.24	.10	— [9]	.10	—	—	—	9.34	1.08	144	.77		.63		1.20		1.08
12/31/15[5,6]	10.00	.14	(.81)	(.67)	(.09)	—	(.09)	9.24	(6.71)[7]	65	.90	[8]	.56	[8]	1.13	[8]	2.22	[8]

	Year ended December 31		For the period ended
Portfolio turnover rate	2017	2016	December 31, 2015[5,6,7]
Global Growth Portfolio	10%	17%	32%
Growth and Income Portfolio	10	18	10
Managed Risk Growth Portfolio	7	6	4
Managed Risk Growth and Income Portfolio	10	3	4
Managed Risk Global Allocation Portfolio	8	13	15

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements by CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of miscellaneous fees and expenses for Global Growth Portfolio and Growth and Income Portfolio. During all of the periods shown, CRMC waived a portion of advisory services fees and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See Expense Example for further information regarding fees and expenses.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period May 1, 2015, commencement of operations, through December 31, 2015.
[7]	Not annualized.
[8]	Annualized.
[9]	Amount less than $.01.

30	American Funds Insurance Series – Portfolio Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (five of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers, LLP

Los Angeles, California
February 14, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Companies Complex since 1934.

American Funds Insurance Series – Portfolio Series	31

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Insurance Series – Portfolio Series

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$1,109.39	$2.98	.56%	$6.27	1.18%
Class 4 – assumed 5% return	1,000.00	1,022.38	2.85	.56	6.01	1.18
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$1,063.30	$2.81	.54%	$5.10	.98%
Class 4 – assumed 5% return	1,000.00	1,022.48	2.75	.54	4.99	.98
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$1,080.78	$3.30	.63%	$5.40	1.03%
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.24	1.03
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$1,067.44	$3.28	.63%	$5.63	1.08%
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.50	1.08
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$1,070.80	$3.29	.63%	$6.21	1.19%
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	6.06	1.19

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	33

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

Portfolio Series — American Funds Global Growth Portfolio

Portfolio Series — American Funds Growth and Income Portfolio

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Portfolio Series — American Funds Global Growth Portfolio and Portfolio Series — American Funds Growth and Income Portfolio for an additional one-year term through January 31, 2019. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Portfolio Series — American Funds Global Growth Portfolio seeks to grow assets through investments in a wide variety of growth-oriented and dividend-paying companies around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Multi-Cap Growth Funds Average and (ii) the MSCI ACWI (All Country World Index). They noted that the fund’s investment results were higher than the benchmarks for the three-month and one-year periods and lifetime of the fund since May 1, 2015, and were mixed for the six-month period.

Portfolio Series — American Funds Growth and Income Portfolio seeks to grow assets through a wide variety of stock investments, while providing income from dividend-paying companies and fixed income securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Mixed-Asset Target Allocation Moderate Funds Average, (ii) the Standard & Poor’s 500 Composite Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iii) a customized index composed of 70% S&P 500 index and 30% Bloomberg Barclays index. They noted that the fund’s investment results were higher than all benchmarks over the three-month period, below the S&P 500 index and higher than all other benchmarks for the six-month period, and were mixed for the one-year period and lifetime of the fund since May 1, 2015.

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

34	American Funds Insurance Series – Portfolio Series

3. Advisory fees and total expenses

The board and the committee compared the total expense levels of each fund to those of other relevant funds. They observed that the total expenses for Portfolio Series — American Funds Global Growth Portfolio were below the median and above the average expenses of those of the other funds included in the Lipper category described above, and that the total expenses for Portfolio Series — American Funds Growth and Income Portfolio were lower than the median and average of the funds in the Lipper category described above.

The board and the committee also reviewed the fee schedule of the funds (including the fees and expenses of the underlying American Funds in which the funds invest) to those of other relevant funds. The board and committee noted CRMC’s prior elimination of the entire advisory fee payable by the funds under the agreement. The board and committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding the effective advisory fees charged to other clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series – Portfolio Series	35

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series

Portfolio Series — American Funds Managed Risk Growth Portfolio

Portfolio Series — American Funds Managed Risk Growth and Income Portfolio

Portfolio Series — American Funds Managed Risk Global Allocation Portfolio

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2019. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Portfolio Series — American Funds Managed Risk Growth Portfolio seeks to grow assets through exposure to a diverse mix of stocks of companies around the world with strong growth potential. The board and the committee reviewed the fund’s investment results measured against (i) the Standard & Poor’s 500 Composite Index, (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate and (iii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were higher than the benchmarks for the three-month period. They also noted that for the six-month and one-year periods, the fund’s investment results were above all benchmarks except the S&P 500 Composite index, and that for the lifetime of the fund since May 1, 2015, the fund’s investment results were below all benchmarks except the Bloomberg Barclays index.

36	American Funds Insurance Series – Portfolio Series

Portfolio Series — American Funds Managed Risk Growth and Income Portfolio seeks to grow assets through a wide variety of stock investments, while providing income from dividend-paying companies and fixed income securities, and striving to manage volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Standard & Poor’s 500 Composite Index, (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate and (iii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were higher than the benchmarks for the three-month period. They also noted that for the six-month period, the fund’s investment results were above all benchmarks except the S&P 500 Composite index, and for the one-year period and lifetime of the fund since May 1, 2015, the fund’s results were below all benchmarks except the Bloomberg Barclays index.

Portfolio Series — American Funds Managed Risk Global Allocation Portfolio seeks to grow assets through a wide variety of investments in stocks and bonds from issuers around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate, (ii) the MSCI ACWI (All Country World Index) and (iii) the Bloomberg Barclays Global Aggregate Index. They noted that the fund’s investment results were higher than the benchmarks for the three-month period. They also noted that for the six-month period and lifetime of the fund since May 1, 2015, the fund’s investment results were above all benchmarks except the MSCI index, and for the one-year period the fund’s results were below all benchmarks except the Bloomberg Barclays index.

The board and the committee also considered the volatility of the funds compared with the S&P 500 Managed Risk indexes noted above, and those of asset allocation and balanced funds with volatility management analytics for the six-month and one-year periods and lifetime of each fund through June 30, 2017. They noted that the volatility of each fund was above or near the volatility of the S&P index and most of the selected funds for all periods. The board and the committee concluded that each fund’s investment results and the services provided by Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that the total advisory fees and expenses for Portfolio Series — American Funds Managed Risk Growth Portfolio were lower than the median and average of the other funds in the Lipper International Small/Mid-Cap Growth Funds Average, that the total advisory fees and expenses for Portfolio Series — American Funds Managed Risk Growth and Income Portfolio were lower than the median and average of the other funds in the Lipper International Multi-Cap Growth Funds Average, and that the total advisory fees and expenses for Portfolio Series — American Funds Managed Risk Global Allocation Portfolio were above the median and average of the other funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

American Funds Insurance Series – Portfolio Series	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

38	American Funds Insurance Series – Portfolio Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Nariman Farvadin, PhD, 1956	2018	President, Stevens Institute of Technology	77	None
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	80	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	79	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	67	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series – Portfolio Series	39

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Maria T. Manotok Pathria, 1974 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	American Funds Insurance Series – Portfolio Series

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American Funds Insurance Series – Portfolio Series	41

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42	American Funds Insurance Series – Portfolio Series

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American Funds Insurance Series – Portfolio Series	43

Offices of the series and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

44	American Funds Insurance Series – Portfolio Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
AFIS equity funds have beaten their comparable Lipper indexes in 93% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 69% of 10-year periods and 84% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Based on the American Funds Insurance Series prospectus dated May 1, 2017.
[2]	Based on Class 1 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), Global Income Funds Index (Global Bond Fund), High Yield Funds Index (High-Income Bond Fund), Ultra-Short Obligation Funds Index (Ultra-Short Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$703,000
2017	$701,000

b) Audit-Related Fees:
2016	None
2017	None

c) Tax Fees:
2016	$155,000
2017	$168,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$17,000
2017	$0
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	$9,000
2017	$0
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$2,000
2017	$0
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $185,000 for fiscal year 2016 and $168,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®

Global Growth Fund

Investment portfolio

December 31, 2017

Common stocks 96.68% Information technology 32.07%	Shares	Value (000)
ASML Holding NV1	648,442	$112,497
ASML Holding NV (New York registered)	643,900	111,923
Taiwan Semiconductor Manufacturing Co., Ltd.1	26,955,000	207,124
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	13,283
Alphabet Inc., Class A2	130,000	136,942
Alphabet Inc., Class C2	71,052	74,349
Nintendo Co., Ltd.1	492,400	179,259
Facebook, Inc., Class A2	898,500	158,549
Microsoft Corp.	1,355,900	115,984
Alibaba Group Holding Ltd. (ADR)2	671,050	115,709
Visa Inc., Class A	998,800	113,883
Broadcom Ltd.	373,700	96,003
Tencent Holdings Ltd.1	1,800,000	93,051
Samsung Electronics Co., Ltd.1	15,740	37,396
Samsung Electronics Co., Ltd., nonvoting preferred1	15,845	30,888
AAC Technologies Holdings Inc.1	3,806,540	67,697
Just Eat PLC1,2	5,292,000	55,515
Murata Manufacturing Co., Ltd.1	409,000	54,665
Intel Corp.	1,000,000	46,160
TEMENOS Group AG (Switzerland)1	318,000	40,696
Largan Precision Co., Ltd.1	215,000	28,955
Baidu, Inc., Class A (ADR)2	112,000	26,231
Amphenol Corp., Class A	265,000	23,267
Symantec Corp.	491,000	13,777
VeriSign, Inc.2	107,800	12,337
Jack Henry & Associates, Inc.	98,000	11,462
TE Connectivity Ltd.	120,000	11,405
Tech Mahindra Ltd.1	1,319,000	10,404
		1,999,411
Consumer discretionary 18.17%
Amazon.com, Inc.2	291,900	341,368
Priceline Group Inc.2	39,000	67,772
Home Depot, Inc.	350,000	66,335
Peugeot SA1	3,180,000	64,597
Industria de Diseño Textil, SA1	1,723,000	59,929
Naspers Ltd., Class N1	190,820	53,168
McDonald’s Corp.	293,000	50,431
NIKE, Inc., Class B	671,000	41,971
Luxottica Group SpA1	587,617	36,010
Ctrip.com International, Ltd. (ADR)2	797,000	35,148
Suzuki Motor Corp.1	580,000	33,594
ASOS PLC1,2	370,000	33,532
MGM China Holdings, Ltd.1	10,962,000	33,159
Wynn Macau, Ltd.1	9,902,000	31,197
Sodexo SA1	200,000	26,853
CBS Corp., Class B	334,850	19,756

American Funds Insurance Series — Global Growth Fund — Page 1 of 171

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Tiffany & Co.	190,000	$19,751
GVC Holdings PLC1	1,559,000	19,467
Burberry Group PLC1	692,400	16,739
Ulta Beauty, Inc.2	68,200	15,254
Starbucks Corp.	202,500	11,630
Cie. Financière Richemont SA, Class A1	121,450	10,996
Sony Corp.1	243,000	10,915
MGM Resorts International	255,000	8,514
Twenty-First Century Fox, Inc., Class A	242,000	8,356
Newell Brands Inc.	270,000	8,343
Hermès International1	15,131	8,100
		1,132,885
Health care 11.96%
Regeneron Pharmaceuticals, Inc.2	214,000	80,455
UnitedHealth Group Inc.	324,200	71,473
Express Scripts Holding Co.2	768,500	57,361
Bayer AG1	421,600	52,436
Straumann Holding AG1	67,500	47,644
AstraZeneca PLC1	652,300	44,763
Sartorius AG, non-registered shares, nonvoting preferred1	444,000	42,371
Eurofins Scientific SE, non-registered shares1	68,145	41,492
Boston Scientific Corp.2	1,638,200	40,611
Mettler-Toledo International Inc.2	65,000	40,269
Fisher & Paykel Healthcare Corp. Ltd.1	3,680,000	37,318
Vertex Pharmaceuticals Inc.2	210,000	31,471
Novartis AG1	366,000	30,942
Genmab A/S1,2	167,000	27,693
Hypermarcas SA, ordinary nominative	2,220,000	24,093
Aetna Inc.	110,000	19,843
Merck & Co., Inc.	300,000	16,881
CSL Ltd.1	147,000	16,179
bioMérieux SA1	135,000	12,096
Novo Nordisk A/S, Class B1	195,330	10,498
		745,889
Financials 10.44%
AIA Group Ltd.1	15,004,900	127,967
JPMorgan Chase & Co.	853,600	91,284
Kotak Mahindra Bank Ltd.1	3,471,000	54,891
Prudential PLC1	1,906,884	49,026
Société Générale1	923,000	47,588
MarketAxess Holdings Inc.	188,000	37,929
Indiabulls Housing Finance Ltd.1	1,515,000	28,371
AXA SA1	901,700	26,725
ORIX Corp.1	1,502,000	25,396
SunTrust Banks, Inc.	317,000	20,475
Banco Santander, SA1	2,946,020	19,318
Berkshire Hathaway Inc., Class A2	54	16,070
BlackRock, Inc.	30,600	15,720
CME Group Inc., Class A	97,200	14,196
SVB Financial Group2	53,000	12,390
Bankinter, SA1	1,281,000	12,125
Sberbank of Russia PJSC (ADR)1	645,500	10,926
Itaú Unibanco Holding SA, preferred nominative	825,000	10,590

American Funds Insurance Series — Global Growth Fund — Page 2 of 171

Common stocks Financials (continued)	Shares	Value (000)
Svenska Handelsbanken AB, Class A1	760,000	$10,374
GT Capital Holdings, Inc.1	399,000	10,328
Credit Suisse Group AG1	516,522	9,194
		650,883
Consumer staples 7.46%
British American Tobacco PLC1	2,002,000	135,116
Nestlé SA1	739,650	63,560
Altria Group, Inc.	770,000	54,986
Coca-Cola European Partners PLC	832,000	33,155
Pernod Ricard SA1	200,000	31,658
Philip Morris International Inc.	290,000	30,638
Uni-Charm Corp.1	1,157,000	30,076
Shoprite Holdings Ltd.1	1,432,000	25,600
Coca-Cola FEMSA, SAB de CV, Series L	1,965,000	13,686
Alimentation Couche-Tard Inc., Class B	256,500	13,384
Lenta Ltd. (GDR)1,2,3	1,211,900	7,051
Lenta Ltd. (GDR)1,2	974,100	5,668
Coca-Cola HBC AG (CDI)1	336,700	10,952
Associated British Foods PLC1	260,000	9,884
		465,414
Industrials 6.17%
Airbus SE, non-registered shares1	1,109,500	110,180
KONE Oyj, Class B1	880,000	47,222
Caterpillar Inc.	287,000	45,226
ASSA ABLOY AB, Class B1	1,677,000	34,798
Ryanair Holdings PLC (ADR)2	307,000	31,986
Geberit AG1	65,000	28,601
IDEX Corp.	122,400	16,153
Aalberts Industries NV, non-registered shares1	315,000	15,994
Boeing Co.	51,300	15,129
Johnson Controls International PLC	315,250	12,014
Ingersoll-Rand PLC	112,700	10,052
Rockwool International A/S, Class B1	33,293	9,436
NIBE Industrier AB, Class B1	817,914	7,835
		384,626
Materials 2.24%
Sherwin-Williams Co.	116,000	47,565
Glencore PLC1	6,150,000	32,357
Praxair, Inc.	137,400	21,253
Outokumpu Oy, Class A (Finland)1	1,974,000	18,321
DowDuPont Inc.	146,616	10,442
Air Liquide SA, bonus shares1	79,200	9,961
		139,899
Energy 2.03%
Reliance Industries Ltd.1	2,090,000	30,152
Gazprom PJSC (ADR)1	4,173,000	18,400
LUKOIL Oil Co. PJSC (ADR)1	306,700	17,545
Enbridge Inc. (CAD denominated)	407,638	15,942
Seven Generations Energy Ltd., Class A2	798,000	11,288
Concho Resources Inc.2	65,000	9,764
Schlumberger Ltd.	132,000	8,895

American Funds Insurance Series — Global Growth Fund — Page 3 of 171

Common stocks Energy (continued)	Shares	Value (000)
Cimarex Energy Co.	67,000	$8,175
Royal Dutch Shell PLC, Class B1	190,000	6,408
		126,569
Telecommunication services 1.12%
SoftBank Group Corp.1	776,000	61,307
BT Group PLC1	2,250,000	8,238
		69,545
Utilities 0.06%
China Gas Holdings Ltd.1	1,432,000	3,950
Miscellaneous 4.96%
Other common stocks in initial period of acquisition		309,116
Total common stocks (cost: $3,842,087,000)		6,028,187
Bonds, notes & other debt instruments 0.03% U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%	Principal amount (000)
U.S. Treasury 0.75% 2018	$2,000	1,998
Total bonds, notes & other debt instruments (cost: $1,998,000)		1,998
Short-term securities 3.57%
Federal Home Loan Bank 1.14%–1.31% due 1/17/2018–3/28/2018	97,500	97,371
Liberty Street Funding Corp. 1.78% due 3/21/20183	25,000	24,902
Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/20183	19,000	18,983
Prudential Funding, LLC 1.35% due 1/12/2018	39,500	39,478
Royal Bank of Canada 1.53% due 1/16/2018	11,700	11,691
United Parcel Service Inc. 1.62% due 3/19/20183	30,000	29,899
Total short-term securities (cost: $222,335,000)		222,324
Total investment securities 100.28% (cost: $4,066,420,000)		6,252,509
Other assets less liabilities (0.28)%		(17,433)
Net assets 100.00%		$6,235,076

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD5,180	JPY581,294	Bank of America, N.A.	1/22/2018	$15

American Funds Insurance Series — Global Growth Fund — Page 4 of 171

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $3,140,563,000, which represented 50.37% of the net assets of the fund. This amount includes $3,130,602,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $80,835,000, which represented 1.30% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
JPY = Japanese yen
USD/$ = U.S. dollars

American Funds Insurance Series — Global Growth Fund — Page 5 of 171

Global Small Capitalization Fund

Investment portfolio

December 31, 2017

Common stocks 93.34% Consumer discretionary 20.64%	Shares	Value (000)
Hilton Grand Vacations Inc.1	1,219,200	$51,145
Melco International Development Ltd.2	17,379,000	50,976
GVC Holdings PLC2	4,048,748	50,555
Five Below, Inc.1	684,000	45,363
Cedar Fair, LP	531,000	34,510
Domino’s Pizza, Inc.	181,100	34,221
Entertainment One Ltd.2	7,563,697	33,123
Hostelworld Group PLC2,3	6,212,000	32,175
Tele Columbus AG1,2	2,743,000	30,384
Caesars Entertainment Corp.1	2,375,836	30,054
Ladbrokes Coral Group PLC2	11,120,100	27,199
Ted Baker PLC2	686,500	25,026
Belmond Ltd., Class A1	1,624,000	19,894
Countryside Properties PLC2	4,005,566	19,084
Kyoritsu Maintenance Co., Ltd.2	466,800	18,858
AA PLC2	7,894,804	18,109
Vail Resorts, Inc.	81,940	17,410
National Vision Holdings, Inc.1	397,500	16,143
Taiwan Paiho Ltd.2	3,921,000	15,940
Nifco Inc.2	233,000	15,907
zooplus AG, non-registered shares1,2	85,600	15,399
Lions Gate Entertainment Corp., Class A1	330,291	11,167
Lions Gate Entertainment Corp., Class B1	123,414	3,917
Inchcape PLC2	1,204,600	12,700
Grand Canyon Education, Inc.1	141,000	12,624
Paddy Power Betfair PLC2	106,393	12,622
BCA Marketplace PLC2	4,514,000	12,437
Melco Resorts & Entertainment Ltd. (ADR)	425,000	12,342
Hyundai Wia Corp.2	193,748	11,768
ServiceMaster Global Holdings, Inc.1	218,000	11,177
Texas Roadhouse, Inc.	210,000	11,063
Stella International Holdings Ltd.2	7,008,500	10,552
Shop Apotheke Europe NV1,2	182,357	10,140
Minor International PCL, nonvoting depositary receipt2	7,230,000	9,692
Cuckoo Electronics Co., Ltd.2,4	62,400	9,428
ElringKlinger AG2	421,200	9,420
Elang Mahkota Teknologi Tbk PT2	13,386,100	9,372
Brunello Cucinelli SpA2	280,865	9,101
Aritzia Inc., subordinate voting shares1	837,700	8,457
Cie. Plastic Omnium SA2	178,600	8,119
POLYTEC Holding AG, non-registered shares2	364,350	8,119
Zhongsheng Group Holdings Ltd.2	3,419,000	7,770
Chow Sang Sang Holdings International Ltd.2	2,942,000	7,100
Greggs PLC2	375,200	7,054
Greene King PLC2	911,618	6,828
Hathway Cable and Datacom Ltd.1,2	9,780,000	6,106

American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 171

Common stocks Consumer discretionary (continued)	Shares	Value (000)
L’Occitane International SA2	2,859,671	$5,239
Talwalkars Better Value Fitness Ltd.2	1,020,000	5,079
Toll Brothers, Inc.	105,000	5,042
Wowprime Corp.2	1,104,000	4,978
DineEquity, Inc.	84,920	4,308
PT Surya Citra Media Tbk2	21,510,000	3,923
Daily Mail and General Trust PLC, Class A, nonvoting2	485,000	3,898
DO & CO AG, non-registered shares2	68,190	3,862
I.T Limited2	8,666,000	3,693
ASOS PLC1,2	40,600	3,679
Eclat Textile Co., Ltd.2	305,120	3,053
Mulberry Group PLC2	191,000	2,721
China Zenix Auto International Ltd. (ADR)1	428,500	519
		890,544
Health care 16.56%
GW Pharmaceuticals PLC (ADR)1	746,460	98,540
Insulet Corp.1	1,145,900	79,067
Illumina, Inc.1	230,200	50,296
Integra LifeSciences Holdings Corp.1	1,025,423	49,077
Bluebird Bio, Inc.1	267,765	47,689
iRhythm Technologies, Inc.1	807,980	45,287
China Biologic Products Holdings, Inc.1	503,000	39,621
athenahealth, Inc.1	236,000	31,397
WuXi Biologics (Cayman) Inc.1,2	4,926,300	27,591
Osstem Implant Co., Ltd.1,2	412,245	22,740
NuVasive, Inc.1	387,836	22,685
Evolent Health, Inc., Class A1	1,436,000	17,663
CryoLife, Inc.1	898,000	17,197
Nakanishi Inc.2	323,000	16,846
BioMarin Pharmaceutical Inc.1	172,000	15,337
PRA Health Sciences, Inc.1	160,546	14,621
CONMED Corp.	264,714	13,492
Hikma Pharmaceuticals PLC2	869,000	13,298
Wright Medical Group NV1	557,500	12,377
Hypermarcas SA, ordinary nominative	1,130,000	12,264
Divi’s Laboratories Ltd.2	584,864	10,074
Sawai Pharmaceutical Co., Ltd.2	215,400	9,622
Ultragenyx Pharmaceutical Inc.1	203,374	9,432
Capio AB2	1,540,214	8,251
Almost Family, Inc.1	137,000	7,583
Genomma Lab Internacional, SAB de CV, Series B1	5,400,000	5,635
NuCana PLC (ADR)1	416,620	4,212
Teleflex Inc.	14,810	3,685
NantKwest, Inc.1	773,700	3,474
Hologic, Inc.1	69,700	2,980
Mitra Keluarga Karyasehat Tbk PT2	17,500,000	2,338
		714,371
Information technology 16.55%
Qorvo, Inc.1	1,118,753	74,509
WIN Semiconductors Corp.2	6,538,400	61,796
Mellanox Technologies, Ltd.1	653,000	42,249
Topcon Corp.2	1,707,510	36,888
Paycom Software, Inc.1	428,885	34,452

American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 171

Common stocks Information technology (continued)	Shares	Value (000)
AAC Technologies Holdings Inc.2	1,786,561	$31,773
VTech Holdings Ltd.2	2,189,000	28,687
ZPG PLC2	6,260,620	27,928
Hamamatsu Photonics KK2	785,753	26,323
Mitel Networks Corp.1	2,748,000	22,616
II-VI, Inc.1	456,000	21,409
Moneysupermarket.com Group PLC2	4,295,000	20,631
ANGI Homeservices Inc., Class A1	1,911,913	19,999
Lumentum Holdings Inc.1	364,500	17,824
Zebra Technologies Corp., Class A1	170,000	17,646
MACOM Technology Solutions Holdings, Inc.1	517,000	16,823
Cognex Corp.	250,000	15,290
Cypress Semiconductor Corp.	1,000,000	15,240
Inphi Corp.1	405,000	14,823
X-Fab Silicon Foundries SE1,2	1,260,947	14,471
Cray Inc.1	596,231	14,429
RIB Software SE2	477,898	14,187
Silicon Laboratories Inc.1	152,000	13,422
Viavi Solutions Inc.1	1,310,600	11,455
Integrated Device Technology, Inc.1	366,000	10,881
Vanguard International Semiconductor Corp.2	4,700,000	10,398
Sunny Optical Technology (Group) Co., Ltd.2	800,000	10,134
j2 Global, Inc.	133,000	9,979
Endurance International Group Holdings, Inc.1	1,082,000	9,089
YY Inc., Class A (ADR)1	76,000	8,593
Finisar Corp.1	331,300	6,742
Kakaku.com, Inc.2	385,000	6,511
Gridsum Holding Inc., Class B (ADR)1	605,000	5,536
AGTech Holdings Ltd.1,2	30,000,000	4,646
Acacia Communications, Inc.1	92,000	3,333
Ribbon Communications Inc.1	410,584	3,174
Infinera Corp.1	437,000	2,766
istyle Inc.2	317,834	2,483
Tobii AB1,2	569,811	2,459
Xurpas Inc.2	13,926,000	1,552
Alten SA, non-registered shares2	13,253	1,106
		714,252
Industrials 10.33%
International Container Terminal Services, Inc.2	20,180,000	42,610
Nabtesco Corp.2	728,500	27,943
Welbilt Inc.1	1,050,000	24,685
Johnson Electric Holdings Ltd.2	5,162,000	21,636
Curtiss-Wright Corp.	167,684	20,432
Nihon M&A Center Inc.2	418,696	19,957
Tsubaki Nakashima Co., Ltd.2	828,361	19,744
ABM Industries Inc.	522,800	19,720
Grafton Group PLC, units2	1,557,000	16,846
Air Lease Corp., Class A	350,000	16,832
NORMA Group SE, non-registered shares2	215,718	14,404
AKR Corporindo Tbk PT2	30,527,800	14,272
BWX Technologies, Inc.	235,665	14,255
J. Kumar Infraprojects Ltd.2	2,901,000	13,579
Amara Raja Batteries Ltd.2	969,766	12,763
Allegiant Travel Co.	81,600	12,628

American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 171

Common stocks Industrials (continued)	Shares	Value (000)
Fujitec Co., Ltd.2	815,000	$11,760
Boyd Group Income Fund	131,200	10,530
Generac Holdings Inc.1	210,000	10,399
Bossard Holding AG2	44,100	10,381
Harmonic Drive Systems Inc.2	176,400	10,294
Carborundum Universal Ltd.2	1,740,000	10,252
Clean Harbors, Inc.1	159,000	8,618
Havells India Ltd.2	977,874	8,589
Geberit AG2	16,500	7,260
Unique Engineering and Construction PCL2	13,885,800	6,945
PayPoint PLC2	520,000	6,408
va-Q-tec AG1,2	262,000	5,763
Europcar Groupe SA2	464,040	5,695
Landstar System, Inc.	46,600	4,851
KEYW Holding Corp.1	750,000	4,403
Matson, Inc.	139,000	4,148
Alliance Global Group, Inc.1,2	10,998,000	3,520
Talgo SA, non-registered shares2	583,000	2,978
Gujarat Pipavav Port Ltd.2	345,384	740
		445,840
Financials 9.38%
Kotak Mahindra Bank Ltd.2	3,282,732	51,914
Essent Group Ltd.1	1,058,841	45,975
Texas Capital Bancshares, Inc.1	496,623	44,150
Webster Financial Corp.	553,000	31,056
EFG International AG2	2,231,703	23,597
Avanza Bank Holding AB2	560,129	23,492
Close Brothers Group PLC2	905,303	17,694
Trupanion, Inc.1	549,000	16,069
NMI Holdings, Inc.1	928,075	15,777
First Hawaiian, Inc.	507,800	14,818
City Union Bank Ltd.2	5,185,775	14,591
Bharat Financial Inclusion Ltd.1,2	914,511	14,328
Deutsche Pfandbriefbank AG, non-registered shares2	869,110	13,898
Eagle Bancorp, Inc.1	236,000	13,653
IRB Brasil Resseguros SA	1,140,600	11,691
Numis Corp. PLC2	2,022,302	9,114
BPER Banca SPA2	1,472,000	7,409
Eurobank Ergasias SA1,2	5,950,000	6,066
Signature Bank1	42,000	5,765
Bank of Hawaii Corp.	63,100	5,408
Great Western Bancorp, Inc.	127,500	5,074
KKR Real Estate Finance Trust Inc. REIT	250,000	5,002
Bank of Ireland Group PLC1,2	469,984	4,023
National Bank of Pakistan2	5,270,000	2,319
Permanent TSB Group Holdings PLC1,2	750,000	2,025
		404,908
Materials 4.09%
Lundin Mining Corp.	6,172,000	41,048
HudBay Minerals Inc.	1,907,600	16,891
PolyOne Corp.	350,000	15,225
Victrex PLC2	399,000	14,211
Sirius Minerals PLC1,2	44,273,655	14,057

American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 171

Common stocks Materials (continued)	Shares	Value (000)
Century Aluminum Co.1	640,000	$12,570
United States Steel Corp.	345,980	12,175
Buzzi Unicem SPA2	429,000	11,578
CPMC Holdings Ltd.2	11,300,000	8,953
Mayr-Melnhof Karton AG, non-registered shares2	45,300	6,658
Steel Dynamics, Inc.	148,300	6,396
Indorama Ventures PCL, foreign registered2	3,658,000	5,978
KOLON Industries, Inc.2	50,000	4,150
Arkema SA2	27,400	3,330
S H Kelkar and Co. Ltd.2	663,128	3,084
		176,304
Consumer staples 3.40%
COSMOS Pharmaceutical Corp.2	148,500	31,014
Varun Beverages Ltd.2	2,504,974	25,528
Treasury Wine Estates Ltd.2	1,834,975	22,824
Century Pacific Food, Inc.2	32,693,000	10,595
Philip Morris CR as2	10,500	8,162
Milbon Co., Ltd.2	226,800	7,615
Kernel Holding SA2	493,041	6,730
Emperador Inc.2	45,300,000	6,672
Morinaga & Co., Ltd.2	119,400	6,052
Puregold Price Club, Inc.2	5,958,707	5,960
Del Monte Pacific Ltd.2	20,169,223	4,136
Delfi Ltd.2	3,729,800	3,958
PriceSmart, Inc.	44,000	3,788
Hyundai Department Store Co., Ltd.2	38,500	3,757
		146,791
Energy 2.77%
Whitecap Resources Inc.	3,404,880	24,243
Whitecap Resources Inc.2,5	270,000	1,865
SM Energy Co.	1,111,000	24,531
Kosmos Energy Ltd.1	1,765,000	12,090
Venture Global LNG, Inc., Series C1,2,4,5,6	2,760	10,408
Tullow Oil PLC1,2	3,314,866	9,237
Source Energy Services Ltd.1,2,5	770,000	5,346
Source Energy Services Ltd.1	320,000	2,314
Independence Contract Drilling, Inc.1	1,606,817	6,395
Golar LNG Ltd.	209,900	6,257
Ophir Energy PLC1,2	6,652,492	6,063
RSP Permian, Inc.1	110,000	4,475
Carrizo Oil & Gas, Inc.1	162,123	3,450
Savannah Petroleum PLC1,2	4,124,000	1,573
Africa Oil Corp. (SEK denominated)1,2	678,100	760
Denbury Resources Inc.1	230,000	508
		119,515
Real estate 2.56%
WHA Corp. PCL2	372,370,250	45,697
MGM Growth Properties LLC REIT, Class A	1,323,600	38,583
Inmobiliaria Colonial Socimi SA2	1,123,000	11,137
Mahindra Lifespace Developers Ltd.2	1,069,195	7,674

American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 171

Common stocks Real estate (continued)	Shares	Value (000)
K. Wah International Holdings Ltd.2	8,789,639	$4,797
Prologis Property Mexico, SA de CV REIT	1,417,000	2,451
		110,339
Utilities 1.74%
ENN Energy Holdings Ltd.2	4,991,400	35,414
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares2	6,201,733	18,423
EDP - Energias do Brasil SA	2,750,000	11,606
Banpu Power PCL, foreign registered2	8,348,351	6,515
Energy World Corp. Ltd.1,2	10,883,000	3,160
		75,118
Telecommunication services 0.43%
Play Communications SA, non-registered shares1,2	795,000	7,721
Indosat Tbk PT2	12,616,000	4,462
Zegona Communications PLC2	1,980,903	3,719
TalkTalk Telecom Group PLC2	1,337,000	2,758
		18,660
Miscellaneous 4.89%
Other common stocks in initial period of acquisition		210,986
Total common stocks (cost: $3,076,327,000)		4,027,628
Rights & warrants 0.01% Real estate 0.01%
WHA Corp. PCL, warrants, expire 20201	1,075,182	376
Total rights & warrants (cost: $0)		376
Convertible bonds 0.20% Consumer discretionary 0.20%	Principal amount (000)
Caesars Entertainment Corp. 5.00% 2024	$4,469	8,667
Total convertible bonds (cost: $8,541,000)		8,667
Bonds, notes & other debt instruments 0.09% U.S. Treasury bonds & notes 0.09% U.S. Treasury 0.09%
U.S. Treasury 0.875% 20187	4,125	4,110
Total bonds, notes & other debt instruments (cost: $4,110,000)		4,110

American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 171

Short-term securities 6.36%	Principal amount (000)	Value (000)
Bank of Montreal 1.70% due 3/15/2018	$50,000	$50,004
Federal Home Loan Bank 1.05%–1.21% due 1/2/2018–1/16/2018	75,100	75,078
Mizuho Bank, Ltd. 1.37%–1.38% due 1/19/2018–1/22/20185	49,000	48,953
U.S. Treasury Bills 1.41%–1.50% due 5/31/2018–6/28/2018	101,100	100,436
Total short-term securities (cost: $274,490,000)		274,471
Total investment securities 100.00% (cost: $3,363,468,000)		4,315,252
Other assets less liabilities (0.00)%		(214)
Net assets 100.00%		$4,315,038

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD45,066	GBP34,000	HSBC Bank	1/22/2018	$(878)
USD15,775	JPY1,765,175	JPMorgan Chase	1/23/2018	89
USD16,375	GBP12,190	Citibank	2/23/2018	(113)
USD10,114	INR663,163	Citibank	2/26/2018	(201)
				$(1,103)

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,969,093,000, which represented 45.63% of the net assets of the fund. This amount includes $1,942,046,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Value determined using significant unobservable inputs.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $66,572,000, which represented 1.54% of the net assets of the fund.
6	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
7	A portion of this security was pledged as collateral. The total value of pledged collateral was $677,000, which represented .02% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Class C	5/1/2015	$8,280	$10,408.24%

Key to abbreviations and symbol
ADR = American Depositary Receipts
GBP = British pounds
INR = Indian rupees
JPY = Japanese yen
USD/$ = U.S. dollars

American Funds Insurance Series — Global Small Capitalization Fund — Page 12 of 171

Growth Fund

Investment portfolio

December 31, 2017

Common stocks 93.87% Information technology 31.06%	Shares	Value (000)
Facebook, Inc., Class A1	8,340,500	$1,471,765
Microsoft Corp.	11,676,000	998,765
Alphabet Inc., Class C1	613,000	641,443
Alphabet Inc., Class A1	271,500	285,998
Broadcom Ltd.	2,838,300	729,159
ASML Holding NV (New York registered)	2,382,000	414,039
ASML Holding NV2	1,199,568	208,111
Apple Inc.	3,224,000	545,598
Taiwan Semiconductor Manufacturing Co., Ltd.2	41,360,000	317,813
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,975,392	117,974
Visa Inc., Class A	2,955,000	336,929
Intel Corp.	4,790,000	221,106
ServiceNow, Inc.1	1,583,263	206,442
Samsung Electronics Co., Ltd.2	56,930	135,256
Samsung Electronics Co., Ltd., nonvoting preferred2	11,300	22,028
Paycom Software, Inc.1	1,855,600	149,060
Activision Blizzard, Inc.	2,246,300	142,236
Alibaba Group Holding Ltd. (ADR)1	675,000	116,390
TE Connectivity Ltd.	1,065,000	101,218
Nintendo Co., Ltd.2	249,960	90,998
Hexagon AB, Class B2	1,788,300	89,437
Square, Inc., Class A1	1,985,000	68,820
Workday, Inc., Class A1	603,700	61,421
Amphenol Corp., Class A	650,000	57,070
Murata Manufacturing Co., Ltd.2	387,000	51,724
Fiserv, Inc.1	332,700	43,627
PayPal Holdings, Inc.1	513,000	37,767
Jack Henry & Associates, Inc.	285,000	33,334
Sabre Corp.	1,314,300	26,943
VeriSign, Inc.1	185,000	21,171
Snap Inc., Class A1	1,179,600	17,234
		7,760,876
Consumer discretionary 19.34%
Amazon.com, Inc.1	1,364,416	1,595,644
Netflix, Inc.1	2,546,000	488,730
Tesla, Inc.1	1,506,200	468,955
Home Depot, Inc.	2,300,000	435,919
Comcast Corp., Class A	7,525,000	301,376
NIKE, Inc., Class B	4,255,000	266,150
Ulta Beauty, Inc.1	1,120,000	250,499
Charter Communications, Inc., Class A1	698,680	234,729
Priceline Group Inc.1	131,531	228,567
Starbucks Corp.	2,895,000	166,260
CBS Corp., Class B	1,802,500	106,348
Newell Brands Inc.	1,818,900	56,204

American Funds Insurance Series — Growth Fund — Page 13 of 171

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Paddy Power Betfair PLC2	440,000	$52,199
MGM Resorts International	1,293,500	43,190
Luxottica Group SpA2	689,000	42,223
Norwegian Cruise Line Holdings Ltd.1	670,000	35,678
Sturm, Ruger & Co., Inc.	557,788	31,152
Domino’s Pizza, Inc.	152,600	28,835
		4,832,658
Health care 13.05%
UnitedHealth Group Inc.	3,517,500	775,468
Intuitive Surgical, Inc.1	940,500	343,226
Humana Inc.	993,200	246,383
Hologic, Inc.1	5,413,398	231,423
Regeneron Pharmaceuticals, Inc.1	609,500	229,148
Centene Corp.1	2,243,000	226,274
Thermo Fisher Scientific Inc.	995,000	188,931
Aetna Inc.	1,024,600	184,828
Boston Scientific Corp.1	7,255,000	179,851
Illumina, Inc.1	775,000	169,330
Express Scripts Holding Co.1	1,885,000	140,696
Vertex Pharmaceuticals Inc.1	704,200	105,531
Celgene Corp.1	635,000	66,269
ResMed Inc.	755,000	63,941
Incyte Corp.1	440,000	41,672
Merck & Co., Inc.	700,000	39,389
Intercept Pharmaceuticals, Inc.1	325,000	18,986
ACADIA Pharmaceuticals Inc.1	270,000	8,130
		3,259,476
Financials 9.34%
Wells Fargo & Co.	7,150,000	433,790
Goldman Sachs Group, Inc.	922,400	234,991
JPMorgan Chase & Co.	1,947,000	208,212
Berkshire Hathaway Inc., Class A1	410	122,016
Berkshire Hathaway Inc., Class B1	363,734	72,099
PNC Financial Services Group, Inc.	1,083,600	156,353
BlackRock, Inc.	289,000	148,462
Legal & General Group PLC2	40,158,246	147,823
Bank of America Corp.	4,015,000	118,523
Capital One Financial Corp.	1,111,100	110,643
Onex Corp.	1,342,800	98,483
FCB Financial Holdings, Inc., Class A1	1,680,000	85,344
Fifth Third Bancorp	2,500,000	75,850
T. Rowe Price Group, Inc.	627,500	65,844
First Republic Bank	755,000	65,413
Financial Engines, Inc.	1,800,000	54,540
CME Group Inc., Class A	350,100	51,132
Chubb Ltd.	250,000	36,533
Webster Financial Corp.	464,000	26,058
Morgan Stanley	411,000	21,565
		2,333,674

American Funds Insurance Series — Growth Fund — Page 14 of 171

Common stocks Energy 7.37%	Shares	Value (000)
Concho Resources Inc.1	1,870,000	$280,911
EOG Resources, Inc.	2,402,400	259,243
Suncor Energy Inc.	4,588,116	168,450
Noble Energy, Inc.	5,663,000	165,020
Chevron Corp.	1,200,000	150,228
Halliburton Co.	2,500,000	122,175
Schlumberger Ltd.	1,650,000	111,194
Pioneer Natural Resources Co.	630,000	108,896
Enbridge Inc. (CAD denominated)	1,592,622	62,286
Enbridge Inc. (CAD denominated)2,3	664,506	25,468
Tourmaline Oil Corp.1	3,427,000	62,106
Royal Dutch Shell PLC, Class B (ADR)	760,100	51,907
Royal Dutch Shell PLC, Class A (ADR)	70,279	4,689
Seven Generations Energy Ltd., Class A1	3,958,478	55,992
Weatherford International PLC1	12,540,839	52,295
Diamondback Energy, Inc.1	371,721	46,930
Murphy Oil Corp.	1,043,200	32,391
Core Laboratories NV	286,000	31,331
Peyto Exploration & Development Corp.	2,344,000	28,027
Hess Corp.	470,300	22,325
		1,841,864
Industrials 6.62%
Boeing Co.	1,035,000	305,232
MTU Aero Engines AG2	941,034	168,310
TransDigm Group Inc.	524,000	143,901
Fortive Corp.	1,889,397	136,698
Norfolk Southern Corp.	934,000	135,336
Raytheon Co.	458,025	86,040
Grafton Group PLC, units2	7,866,000	85,105
Northrop Grumman Corp.	269,000	82,559
On Assignment, Inc.1	1,279,500	82,233
Caterpillar Inc.	505,000	79,578
General Dynamics Corp.	285,000	57,983
Johnson Controls International PLC	1,355,000	51,639
Huntington Ingalls Industries, Inc.	217,000	51,147
Meggitt PLC2	6,506,647	42,131
FedEx Corp.	168,000	41,923
AECOM1	1,000,000	37,150
Lockheed Martin Corp.	110,000	35,315
Masco Corp.	722,000	31,725
		1,654,005
Consumer staples 2.26%
Constellation Brands, Inc., Class A	815,000	186,285
Kerry Group PLC, Class A2	1,300,000	145,792
Philip Morris International Inc.	800,000	84,520
Costco Wholesale Corp.	280,000	52,114
Coca-Cola Co.	990,000	45,421
Pinnacle Foods Inc.	515,000	30,627
Coca-Cola European Partners PLC	470,000	18,729
		563,488

American Funds Insurance Series — Growth Fund — Page 15 of 171

Common stocks Materials 0.88%	Shares	Value (000)
Goldcorp Inc.	5,095,000	$65,063
DowDuPont Inc.	903,810	64,369
Praxair, Inc.	314,200	48,601
Sherwin-Williams Co.	105,000	43,054
		221,087
Telecommunication services 0.74%
Zayo Group Holdings, Inc.1	3,245,000	119,416
T-Mobile US, Inc.1	1,017,000	64,590
		184,006
Real estate 0.41%
Iron Mountain Inc. REIT	2,000,000	75,460
American Tower Corp. REIT	190,000	27,107
		102,567
Utilities 0.27%
Exelon Corp.	1,705,000	67,194
Miscellaneous 2.53%
Other common stocks in initial period of acquisition		632,462
Total common stocks (cost: $13,998,793,000)		23,453,357
Convertible stocks 0.04% Consumer discretionary 0.04%
Uber Technologies, Inc., Series F, convertible preferred2,4,5	268,677	9,173
Total convertible stocks (cost: $10,650,000)		9,173
Short-term securities 6.31%	Principal amount (000)
Army and Air Force Exchange Service 1.24% due 1/12/20183	$42,000	41,977
Bank of New York Mellon Corp. 1.31% due 2/12/2018	50,000	49,904
Cisco Systems, Inc. 1.38%–1.60% due 2/15/2018–3/8/20183	137,100	136,743
Coca-Cola Co. 1.25%–1.26% due 1/29/2018–1/31/20183	24,600	24,567
Emerson Electric Co. 1.34% due 2/7/20183	14,000	13,977
Estée Lauder Companies Inc. 1.48% due 1/16/20183	29,000	28,978
ExxonMobil Corp. 1.31% due 1/22/2018	60,000	59,944
Fannie Mae 1.30% due 3/26/2018	43,800	43,657
Federal Home Loan Bank 1.10%–1.30% due 1/12/2018–2/28/2018	477,100	476,535
IBM Credit LLC 1.45% due 3/7/20183	9,700	9,672
John Deere Canada ULC 1.35%–1.40% due 1/22/2018–2/6/20183	59,700	59,613
John Deere Financial Inc. 1.32% due 1/10/20183	30,000	29,986
Pfizer Inc. 1.30%–1.49% due 2/20/2018–3/12/20183	110,000	109,685
Procter & Gamble Co. 1.20%–1.30% due 1/2/2018–2/13/20183	196,000	195,793
U.S. Treasury Bills 1.17%–1.56% due 2/1/2018–11/8/2018	253,200	252,016

American Funds Insurance Series — Growth Fund — Page 16 of 171

Short-term securities	Principal amount (000)	Value (000)
Wal-Mart Stores, Inc. 1.21% due 1/2/20183	$33,700	$33,695
Walt Disney Co. 1.50% due 1/22/20183	10,000	9,990
Total short-term securities (cost: $1,576,948,000)		1,576,732
Total investment securities 100.22% (cost: $15,586,391,000)		25,039,262
Other assets less liabilities (0.22)%		(53,804)
Net assets 100.00%		$24,985,458

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,648,959,000, which represented 6.60% of the net assets of the fund. This amount includes $1,614,318,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $720,144,000, which represented 2.88% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	$10,650	$9,173.04%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

American Funds Insurance Series — Growth Fund — Page 17 of 171

International Fund

Investment portfolio

December 31, 2017

Common stocks 90.84% Financials 17.81%	Shares	Value (000)
AIA Group Ltd.1	40,078,700	$341,804
HDFC Bank Ltd.1	8,416,569	248,893
HDFC Bank Ltd. (ADR)	130,800	13,298
Prudential PLC1	5,142,265	132,208
UniCredit SpA1,2	6,989,092	130,202
Kotak Mahindra Bank Ltd.1	6,186,048	97,828
Barclays PLC1	34,317,708	93,571
Credit Suisse Group AG1	4,798,789	85,420
BNP Paribas SA1	1,002,776	74,781
Sberbank of Russia PJSC (ADR)1	4,290,850	72,627
Axis Bank Ltd.1,3,4	8,530,055	68,289
UBS Group AG1	3,307,651	60,775
State Bank of India1	12,103,000	58,631
Banco Santander, SA1	6,790,485	44,528
Hana Financial Group Inc.1	704,000	32,757
HSBC Holdings PLC (HKD denominated)1	3,157,616	32,257
Metropolitan Bank & Trust Co.1	12,130,000	24,624
Commerzbank AG, non-registered shares1,2	1,537,000	23,054
KB Financial Group Inc.1	320,000	18,920
Société Générale1	303,575	15,652
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,050,000	13,650
RSA Insurance Group PLC1	1,542,100	13,141
Royal Bank of Canada	135,000	11,024
ICICI Bank Ltd.1	1,485,235	7,283
ICICI Bank Ltd. (ADR)	323,062	3,143
Aditya Birla Capital Ltd.1,2	3,338,772	9,594
Bangkok Bank PCL, nonvoting depository receipt1	1,394,900	8,644
Siam Commercial Bank PCL, foreign registered1	314,504	1,446
		1,738,044
Information technology 12.06%
Samsung Electronics Co., Ltd.1	128,338	304,909
Tencent Holdings Ltd.1	4,644,687	240,107
Alibaba Group Holding Ltd. (ADR)2	1,361,800	234,815
ASML Holding NV1	628,834	109,095
Nintendo Co., Ltd.1	162,739	59,245
Worldpay Group PLC1	7,809,200	44,756
Murata Manufacturing Co., Ltd.1	290,500	38,827
Samsung SDI Co., Ltd.1	189,653	36,011
Hamamatsu Photonics KK1	944,400	31,637
SK hynix, Inc.1	421,000	29,726
Keyence Corp.1	50,800	28,365
AAC Technologies Holdings Inc.1	668,500	11,889
Infineon Technologies AG1	273,346	7,466
		1,176,848

American Funds Insurance Series — International Fund — Page 18 of 171

Common stocks Consumer discretionary 11.34%	Shares	Value (000)
Galaxy Entertainment Group Ltd.1	16,681,000	$133,389
Techtronic Industries Co. Ltd.1	15,689,500	102,262
Kering SA1	208,638	98,357
Hyundai Motor Co.1	672,100	97,915
Naspers Ltd., Class N1	334,100	93,090
Altice NV, Class A1,2	7,541,269	78,890
Altice NV, Class B1,2	1,077,927	11,387
Sands China Ltd.1	13,028,000	67,053
Ctrip.com International, Ltd. (ADR)2	1,140,600	50,300
Sony Corp.1	1,075,000	48,288
Toyota Motor Corp.1	733,800	46,989
Melco Resorts & Entertainment Ltd. (ADR)	1,494,400	43,397
Ryohin Keikaku Co., Ltd.1	129,000	40,165
Li & Fung Ltd.1	60,242,000	33,030
Hyundai Mobis Co., Ltd.1	133,600	32,842
William Hill PLC1	6,980,000	30,298
Paddy Power Betfair PLC1	226,000	26,811
ITV PLC1	8,011,191	17,836
Industria de Diseño Textil, SA1	444,000	15,443
LVMH Moët Hennessy-Louis Vuitton SE1	41,500	12,191
Midea Group Co., Ltd., Class A1	1,341,000	11,400
B&M European Value Retail SA1	1,543,700	8,803
Global Brands Group Holding Ltd.1,2	83,074,000	6,793
		1,106,929
Health care 9.80%
Novartis AG1	1,967,000	166,294
Grifols, SA, Class B, preferred nonvoting, non-registered shares1	3,304,730	75,819
Grifols, SA, Class A, non-registered shares1	881,000	25,761
Grifols, SA, Class B (ADR)	793,690	18,191
Takeda Pharmaceutical Co. Ltd.1	1,704,000	96,475
Sysmex Corp.1	1,055,000	83,074
Fresenius SE & Co. KGaA1	1,040,000	80,975
Teva Pharmaceutical Industries Ltd. (ADR)	4,217,300	79,918
Chugai Pharmaceutical Co., Ltd.1	1,254,500	64,147
Daiichi Sankyo Co., Ltd.1	2,287,800	59,585
Shire PLC1	1,118,250	58,002
Hikma Pharmaceuticals PLC1	3,044,380	46,586
Merck KGaA1	420,900	45,326
Fresenius Medical Care AG & Co. KGaA1	351,000	36,968
Essilor International SA1	112,800	15,554
ConvaTec Group PLC1	1,149,100	3,176
		955,851
Industrials 9.17%
Airbus SE, non-registered shares1	2,926,849	290,653
Komatsu Ltd.1	3,339,000	120,950
Rolls-Royce Holdings PLC1,2	10,478,900	119,259
Nidec Corp.1	503,200	70,636
Recruit Holdings Co., Ltd.1	1,965,000	48,803
SMC Corp.1	105,000	43,237
Airports of Thailand PCL, foreign registered1	20,557,000	42,804
Jardine Matheson Holdings Ltd.1	646,600	39,258
Ryanair Holdings PLC (ADR)2	308,500	32,143
International Container Terminal Services, Inc.1	12,890,350	27,218

American Funds Insurance Series — International Fund — Page 19 of 171

Common stocks Industrials (continued)	Shares	Value (000)
Babcock International Group PLC1	1,574,000	$14,919
Hyundai Heavy Industries Co., Ltd. 1,2	146,600	13,747
Thales1	105,000	11,299
BAE Systems PLC1	1,141,000	8,776
Alliance Global Group, Inc.1,2	20,000,000	6,402
Leonardo SPA1	355,000	4,221
		894,325
Consumer staples 8.15%
Pernod Ricard SA1	717,437	113,564
Nestlé SA1	1,317,700	113,233
AMOREPACIFIC Corp.1	349,892	99,376
British American Tobacco PLC1	1,401,000	94,554
Associated British Foods PLC1	2,250,488	85,555
Treasury Wine Estates Ltd.1	6,529,100	81,210
Thai Beverage PCL1	73,460,000	50,553
Meiji Holdings Co., Ltd.1	433,400	36,830
Imperial Brands PLC1	760,000	32,479
Philip Morris International Inc.	240,694	25,429
LG Household & Health Care Ltd.1	19,000	21,064
Kao Corp.1	184,000	12,445
Glanbia PLC1	605,527	10,847
Kirin Holdings Co., Ltd.1	383,000	9,636
AMOREPACIFIC Group1	62,190	8,193
		794,968
Materials 5.72%
Asahi Kasei Corp.1	7,293,000	93,949
Nitto Denko Corp.1	893,000	79,374
First Quantum Minerals Ltd.	5,407,000	75,750
Vale SA, ordinary nominative (ADR)	6,023,339	73,665
Vale SA, ordinary nominative	102,481	1,244
Glencore PLC1	11,661,000	61,352
Teck Resources Ltd., Class B	1,730,100	45,241
Grasim Industries Ltd.1	2,280,575	41,542
Ambuja Cements Ltd.1	5,704,000	24,305
Fortescue Metals Group Ltd.1	5,768,500	21,920
BASF SE1	160,500	17,614
Akzo Nobel NV1	133,401	11,668
Evonik Industries AG1	268,010	10,055
		557,679
Utilities 5.28%
Power Grid Corp. of India Ltd.1	33,878,213	106,142
Ørsted AS1	1,580,324	86,097
ENN Energy Holdings Ltd.1	10,716,000	76,029
CK Infrastructure Holdings Ltd.1	7,942,000	68,179
China Gas Holdings Ltd.1	22,790,000	62,868
EDP - Energias de Portugal, SA1	14,824,615	51,314
Engie SA1	1,798,515	30,901
SSE PLC1	1,270,916	22,641
China Resources Gas Group Ltd.1	3,096,000	11,186
		515,357

American Funds Insurance Series — International Fund — Page 20 of 171

Common stocks Energy 4.71%	Shares	Value (000)
Royal Dutch Shell PLC, Class B1	3,359,624	$113,310
Royal Dutch Shell PLC, Class A1	2,219,608	74,305
Suncor Energy Inc.	1,433,000	52,612
Oil Search Ltd.1	8,643,000	52,578
TOTAL SA1	763,963	42,152
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)2	4,085,000	40,155
Canadian Natural Resources, Ltd.	943,000	33,699
Enbridge Inc. (CAD denominated)	440,444	17,225
Enbridge Inc. (CAD denominated)1,4	160,859	6,165
BP PLC1	2,728,761	19,245
Tullow Oil PLC1,2	2,953,795	8,231
		459,677
Telecommunication services 2.50%
Nippon Telegraph and Telephone Corp.1	2,323,000	109,310
SoftBank Group Corp.1	911,900	72,043
BT Group PLC1	6,873,500	25,167
Bharti Airtel Ltd.1	2,530,000	20,937
TalkTalk Telecom Group PLC1	4,279,000	8,828
Intouch Holdings PCL, foreign registered1	4,631,000	7,984
		244,269
Real estate 1.95%
CK Asset Holdings Ltd.1	12,918,528	112,920
Ayala Land, Inc.1	53,650,700	47,822
Sun Hung Kai Properties Ltd.1	1,798,666	29,962
		190,704
Miscellaneous 2.35%
Other common stocks in initial period of acquisition		229,314
Total common stocks (cost: $6,662,362,000)		8,863,965
Rights & warrants 0.07% Miscellaneous 0.07%
Other rights & warrants in initial period of acquisition		6,390
Total rights & warrants (cost: $5,434,000)		6,390
Bonds, notes & other debt instruments 0.73% Corporate bonds & notes 0.40% Materials 0.39%	Principal amount (000)
First Quantum Minerals Ltd. 7.00% 20214	$3,725	3,874
First Quantum Minerals Ltd. 7.25% 20224	25,720	27,091
Vale SA 6.875% 2036	955	1,175
Vale SA 6.875% 2039	4,685	5,768
Vale SA 5.625% 2042	65	71
		37,979
Energy 0.01%
Genel Energy Finance 2 Limited 10.00% 20224,5	996	991
Total corporate bonds & notes		38,970

American Funds Insurance Series — International Fund — Page 21 of 171

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 0.20% U.S. Treasury 0.20%	Principal amount (000)	Value (000)
U.S. Treasury 0.75% 20186	$20,000	$19,983
Total U.S. Treasury bonds & notes		19,983
Bonds & notes of governments & government agencies outside the U.S. 0.13%
Brazil (Federative Republic of) 0% 2021	BRL42,802	9,448
Brazil (Federative Republic of) 10.00% 2027	8,345	2,484
Brazil (Federative Republic of) Global 4.875% 2021	$520	553
		12,485
Total bonds, notes & other debt instruments (cost: $60,483,000)		71,438
Short-term securities 8.34%
American Honda Finance Corp. 1.53% due 2/22/2018	35,000	34,920
Bank of Montreal 1.33% due 1/11/2018	30,000	29,983
BMW U.S. Capital LLC 1.52%–1.56% due 1/10/2018–2/20/20184	60,000	59,935
BNP Paribas Finance Inc. 1.72% due 2/22/20184	50,000	49,875
Caisse d’Amortissement de la Dette Sociale 1.35% due 1/4/20184	30,000	29,993
Canadian Imperial Holdings Inc. 1.52% due 3/8/2018	20,000	19,940
Commonwealth Bank of Australia 1.64% due 2/27/20184	50,000	49,863
DBS Bank Ltd. 1.37% due 1/16/20184	35,000	34,973
Fairway Finance Corp. 1.33% due 1/8/20184	25,000	24,990
Federal Home Loan Bank 1.19%–1.29% due 1/9/2018–2/9/2018	170,000	169,813
General Electric Co. 1.42% due 1/2/2018	6,850	6,849
John Deere Canada ULC 1.30% due 1/3/20184	33,200	33,193
Kells Funding, LLC 1.54% due 2/26/20184	24,000	23,935
KfW 1.29% due 1/4/20184	30,000	29,993
Mizuho Bank, Ltd. 1.36% due 1/17/20184	50,000	49,959
Royal Bank of Canada 1.45% due 2/6/2018	15,000	14,975
Toronto-Dominion Bank 1.45% due 3/16/20184	71,200	70,941
Total Capital Canada Ltd. 1.58% due 1/22/20184	30,000	29,970
U.S. Treasury Bills 1.42% due 6/7/2018	40,000	39,744
Westpac Banking Corp. 1.66% due 2/21/20184	10,000	9,976
Total short-term securities (cost: $813,936,000)		813,820
Total investment securities 99.98% (cost: $7,542,215,000)		9,755,613
Other assets less liabilities 0.02%		2,209
Net assets 100.00%		$9,757,822

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD26,911	INR1,744,071	Bank of America, N.A.	1/16/2018	$(355)

American Funds Insurance Series — International Fund — Page 22 of 171

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $7,999,131,000, which represented 81.98% of the net assets of the fund. This amount includes $7,669,394,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $604,006,000, which represented 6.19% of the net assets of the fund.
5	Step bond; coupon rate will increase at a later date.
6	A portion of this security was pledged as collateral. The total value of pledged collateral was $230,000, which represented less than .01% of the net assets of the fund.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017 - 12/18/2017	$60,701	$68,289.70%

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
HKD = Hong Kong dollars
INR = Indian rupees
USD/$ = U.S. dollars

American Funds Insurance Series — International Fund — Page 23 of 171

New World Fund®

Investment portfolio

December 31, 2017

Common stocks 91.02% Information technology 25.59%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.1	9,887,000	$75,972
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	27,755
United Microelectronics Corp.1	207,154,634	98,512
Alphabet Inc., Class C2	73,700	77,120
Alphabet Inc., Class A2	16,900	17,802
Murata Manufacturing Co., Ltd.1	584,000	78,054
Baidu, Inc., Class A (ADR)2	332,600	77,898
Samsung Electronics Co., Ltd.1	18,500	43,953
Samsung Electronics Co., Ltd., nonvoting preferred1	7,750	15,108
Intel Corp.	1,279,460	59,060
Alibaba Group Holding Ltd. (ADR)2	336,537	58,029
Broadcom Ltd.	159,750	41,040
Microsoft Corp.	369,000	31,564
Renesas Electronics Corp.1,2	2,461,800	28,496
AAC Technologies Holdings Inc.1	1,316,563	23,415
TravelSky Technology Ltd., Class H1	7,580,456	22,717
MasterCard Inc., Class A	123,500	18,693
TEMENOS Group AG (Switzerland)1	141,500	18,108
Applied Materials, Inc.	350,000	17,892
Facebook, Inc., Class A2	76,200	13,446
Tencent Holdings Ltd.1	207,300	10,716
Halma PLC1	527,600	8,954
ASML Holding NV1	48,500	8,414
Largan Precision Co., Ltd.1	48,000	6,464
Amadeus IT Group SA, Class A, non-registered shares1	85,000	6,118
Yandex NV, Class A2	180,000	5,895
EPAM Systems, Inc.2	40,500	4,351
Apple Inc.	21,000	3,554
Hexagon AB, Class B1	59,840	2,993
VeriSign, Inc.2	18,000	2,060
		904,153
Financials 11.18%
HDFC Bank Ltd.1	1,964,100	58,082
HDFC Bank Ltd. (ADR)	208,400	21,188
Grupo Financiero Galicia SA, Class B (ADR)	1,123,355	73,973
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,928,300	54,447
AIA Group Ltd.1	4,611,600	39,329
Sberbank of Russia PJSC (ADR)1	1,150,000	19,465
Sberbank of Russia PJSC (ADR)	682,500	11,623
Industrial and Commercial Bank of China Ltd., Class H1	27,600,000	22,133
UniCredit SpA1,2	1,120,800	20,880
Société Générale1	306,000	15,777
Capitec Bank Holdings Ltd.1	164,876	14,597
Moscow Exchange MICEX-RTS PJSC1	5,880,000	11,115
Kotak Mahindra Bank Ltd.1	670,000	10,596

American Funds Insurance Series — New World Fund — Page 24 of 171

Common stocks Financials (continued)	Shares	Value (000)
Housing Development Finance Corp. Ltd.1	350,000	$9,367
Prudential PLC1	249,520	6,415
Bank Central Asia Tbk PT1	3,660,000	5,900
China Construction Bank Corp., Class H1	535	—
		394,887
Consumer discretionary 9.02%
Maruti Suzuki India Ltd.1	244,640	37,232
Kroton Educacional SA, ordinary nominative	6,457,000	35,817
Sony Corp.1	700,000	31,443
Naspers Ltd., Class N1	111,519	31,073
MakeMyTrip Ltd., non-registered shares2	871,500	26,014
Starbucks Corp.	380,000	21,823
Ctrip.com International, Ltd. (ADR)2	380,068	16,761
NIKE, Inc., Class B	236,000	14,762
Domino’s Pizza, Inc.	60,100	11,357
TVS Motor Co Ltd.1	910,648	10,982
Ryohin Keikaku Co., Ltd.1	35,000	10,897
Suzuki Motor Corp.1	145,000	8,398
Priceline Group Inc.2	3,800	6,603
Motherson Sumi Systems Ltd.1	1,068,041	6,348
Lojas Renner SA, ordinary nominative	547,500	5,858
Samsonite International SA1	1,272,000	5,843
Gree Electric Appliances, Inc. of Zhuhai, Class A1	815,955	5,468
Peugeot SA1	268,272	5,450
MGM China Holdings, Ltd.1	1,727,400	5,225
Twenty-First Century Fox, Inc., Class A	136,000	4,696
Steinhoff International Holdings NV1	12,242,887	4,598
Accor SA1	85,000	4,381
MGM Resorts International	117,000	3,907
Wynn Macau, Ltd.1	1,200,000	3,781
		318,717
Energy 8.62%
Reliance Industries Ltd.1	13,230,790	190,875
Royal Dutch Shell PLC, Class B1	1,050,000	35,413
Royal Dutch Shell PLC, Class A1	21,628	724
LUKOIL Oil Co. PJSC (ADR)1	303,000	17,333
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)2	1,641,674	16,893
Oil Search Ltd.1	2,529,200	15,386
Noble Energy, Inc.	480,000	13,987
Hess Corp.	293,000	13,909
		304,520
Consumer staples 8.07%
British American Tobacco PLC1	1,494,000	100,831
CP ALL PCL1	17,121,500	40,421
Nestlé SA1	312,196	26,828
Lenta Ltd. (GDR)1,2	4,126,200	24,008
Lenta Ltd. (GDR)1,2,3	244,500	1,423
Foshan Haitian Flavouring and Food Co. Ltd., Class A1	2,250,000	18,584
Lion Corp.1	965,000	18,217
Philip Morris International Inc.	150,000	15,847
GRUMA, SAB de CV, Series B	913,399	11,581
Uni-Charm Corp.1	294,000	7,642

American Funds Insurance Series — New World Fund — Page 25 of 171

Common stocks Consumer staples (continued)	Shares	Value (000)
Fomento Económico Mexicano, SAB de CV	670,000	$6,302
Pernod Ricard SA1	32,200	5,097
Coca-Cola HBC AG (CDI)1	147,100	4,785
Coca-Cola FEMSA, SAB de CV, Series L	515,000	3,587
		285,153
Materials 7.77%
Randgold Resources Ltd.1	529,600	52,539
Vale SA, ordinary nominative	4,093,786	49,687
First Quantum Minerals Ltd.	2,580,100	36,146
En+ Group PLC (GDR)1,3	1,886,800	26,038
Glencore PLC1	4,840,000	25,465
Klabin SA, units	4,219,400	22,387
DowDuPont Inc.	250,000	17,805
ArcelorMittal SA1,2	430,000	13,926
Koninklijke DSM NV1	102,900	9,809
Vedanta Resources PLC1	638,100	6,865
Air Products and Chemicals, Inc.	36,000	5,907
Dalmia Bharat Ltd.1	90,803	4,563
Platform Specialty Products Corp.2	201,400	1,998
Air Liquide SA1	10,450	1,314
		274,449
Industrials 6.22%
Airbus SE, non-registered shares1	612,229	60,798
Eicher Motors Ltd.1	118,200	56,103
Grupo Aeroportuario del Sureste, SA de CV, Series B	1,315,200	23,951
Deutsche Post AG1	350,000	16,627
BAE Systems PLC1	2,045,500	15,732
Johnson Controls International PLC	379,975	14,481
Boeing Co.	35,000	10,322
ASSA ABLOY AB, Class B1	323,158	6,706
Edenred SA1	211,700	6,133
Grupo Aeroportuario del Pacífico SAB de CV	495,482	5,092
MTU Aero Engines AG1	20,500	3,666
		219,611
Health care 4.44%
Hypermarcas SA, ordinary nominative	4,168,700	45,242
CSL Ltd.1	268,500	29,552
BioMarin Pharmaceutical Inc.2	200,000	17,834
Cochlear Ltd.1	112,500	15,019
Straumann Holding AG1	20,100	14,187
bioMérieux SA1	98,280	8,806
Thermo Fisher Scientific Inc.	45,200	8,583
AstraZeneca PLC1	99,000	6,794
Zoetis Inc., Class A	85,000	6,123
Novartis AG1	55,300	4,675
		156,815

American Funds Insurance Series — New World Fund — Page 26 of 171

Common stocks Telecommunication services 2.49%	Shares	Value (000)
SoftBank Group Corp.1	738,000	$58,304
China Unicom (Hong Kong) Ltd.1,2	16,224,000	21,957
Vodafone Group PLC (ADR)	136,000	4,339
Advanced Info Service PCL, foreign registered1	556,900	3,263
		87,863
Utilities 1.88%
Infraestructura Energética Nova, SAB de CV	6,831,495	33,510
Pampa Energía SA (ADR)2	310,000	20,857
China Gas Holdings Ltd.1	4,385,842	12,099
		66,466
Real estate 1.08%
American Tower Corp. REIT	236,800	33,784
Fibra Uno Administración, SA de CV REIT	2,870,496	4,254
Ayala Land, Inc., preference shares1,2,4	15,000,000	27
		38,065
Miscellaneous 4.66%
Other common stocks in initial period of acquisition		164,831
Total common stocks (cost: $2,398,030,000)		3,215,530
Preferred securities 0.04% Miscellaneous 0.04%
Other preferred securities in initial period of acquisition		1,340
Total preferred securities (cost: $1,340,000)		1,340
Rights & warrants 1.78% Consumer staples 1.58%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 20181,3	5,330,000	44,024
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 20181,3	2,100,000	11,891
		55,915
Consumer discretionary 0.20%
Gree Electric Appliances, Inc. of Zhuhai, Class A, warrants, expire 20181,3	1,028,900	6,895
Total rights & warrants (cost: $40,814,000)		62,810
Bonds, notes & other debt instruments 2.75% Bonds & notes of governments & government agencies outside the U.S. 2.27%	Principal amount (000)
Argentine Republic 2.50% 20215	ARS6,637	340
Argentine Republic 6.875% 2021	$700	764
Argentine Republic 7.50% 2026	525	595
Argentine Republic 8.28% 20336,7	1,318	1,560
Argentine Republic 0% 2035	5,800	613
Argentine Republic 2.26% 20386	€2,275	2,000
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 22.548% 20228	ARS5,500	294
Bahrain (Kingdom of) 6.75% 20293	$500	494
Brazil (Federative Republic of) 0% 2021	BRL12,000	2,649
Brazil (Federative Republic of) 10.00% 2023	1,000	305

American Funds Insurance Series — New World Fund — Page 27 of 171

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Brazil (Federative Republic of) 5.625% 2047	$2,245	$2,299
Buenos Aires (City of) 8.95% 20216	1,055	1,174
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 29.00% 20288	ARS9,200	494
Colombia (Republic of) 4.50% 2026	$250	267
Dominican Republic 7.50% 20216	800	875
Dominican Republic 5.50% 20253	970	1,029
Dominican Republic 10.375% 2026	DOP24,000	533
Dominican Republic 8.625% 20273,6	$575	709
Dominican Republic 11.25% 2027	DOP22,900	540
Dominican Republic 7.45% 20443	$1,125	1,347
Dominican Republic 7.45% 2044	1,100	1,317
Dominican Republic 6.85% 20453	500	564
Egypt (Arab Republic of) 7.50% 20273	640	709
Egypt (Arab Republic of) 8.50% 2047	1,000	1,151
Egypt (Arab Republic of) 8.50% 20473	490	564
Ghana (Republic of) 7.875% 2023	1,950	2,148
Hungary 5.75% 2023	1,900	2,177
India (Republic of) 7.80% 2021	INR149,700	2,403
India (Republic of) 8.83% 2023	114,800	1,917
India (Republic of) 8.40% 2024	52,100	857
India (Republic of) 7.59% 2029	46,280	724
India (Republic of) 7.61% 2030	145,440	2,273
India (Republic of) 7.88% 2030	25,000	401
Indonesia (Republic of) 4.875% 2021	$1,500	1,603
Indonesia (Republic of) 3.75% 2022	2,100	2,166
Indonesia (Republic of) 4.75% 20263	2,100	2,287
Indonesia (Republic of) 5.25% 2042	550	617
Jordan (Hashemite Kingdom of) 6.125% 20263	230	237
Jordan (Hashemite Kingdom of) 5.75% 20273	230	229
Kazakhstan (Republic of) 5.125% 20253	400	446
Kazakhstan (Republic of) 6.50% 20453	800	1,029
Kenya (Republic of) 6.875% 2024	1,350	1,441
Kenya (Republic of) 6.875% 20243	900	961
Kuwait (State of) 2.75% 20223	550	549
Morocco (Kingdom of) 4.25% 2022	1,400	1,479
Morocco (Kingdom of) 4.25% 20223	250	264
Morocco (Kingdom of) 5.50% 2042	2,200	2,502
Nigeria (Federal Republic of) 6.375% 2023	1,025	1,091
Pakistan (Islamic Republic of) 5.50% 20213	900	911
Pakistan (Islamic Republic of) 8.25% 2024	300	332
Pakistan (Islamic Republic of) 8.25% 20253	410	457
Pakistan (Islamic Republic of) 6.875% 20273	500	503
Panama (Republic of) 4.50% 20476	2,075	2,239
Paraguay (Republic of) 5.00% 20263	500	539
Paraguay (Republic of) 5.00% 2026	500	539
Paraguay (Republic of) 4.70% 20273	500	525
Paraguay (Republic of) 4.70% 2027	500	525
Peru (Republic of) 2.75% 2026	€855	1,144
Peru (Republic of) 6.55% 20376	$382	519
Peru (Republic of) 5.625% 2050	130	167
Poland (Republic of) 3.25% 2026	300	307
Russian Federation 7.50% 2021	RUB42,900	758
Russian Federation 7.00% 2023	49,000	851
Saudi Arabia (Kingdom of) 2.375% 20213	$375	366
Saudi Arabia (Kingdom of) 2.894% 20223	1,000	994

American Funds Insurance Series — New World Fund — Page 28 of 171

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Saudi Arabia (Kingdom of) 3.25% 20263	$810	$796
Saudi Arabia (Kingdom of) 3.625% 20283	800	794
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR6,600	596
South Africa (Republic of), Series R-214, 6.50% 2041	14,450	825
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$400	410
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	250	262
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	200	211
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	410	435
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	200	221
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	1,010	1,114
Sri Lanka (Democratic Socialist Republic of) 6.20% 20273	200	211
Turkey (Republic of) 9.00% 2024	TRY3,455	803
Turkey (Republic of) 8.00% 2025	3,750	804
Turkey (Republic of) 4.875% 2026	$1,820	1,799
Turkey (Republic of) 6.75% 2040	1,000	1,103
Turkey (Republic of) 6.00% 2041	650	659
Turkey (Republic of) 4.875% 2043	300	264
United Mexican States 4.00% 2023	932	978
United Mexican States 4.15% 2027	700	727
United Mexican States 4.00% 20405	MXN5,345	286
United Mexican States 4.35% 2047	$540	517
United Mexican States, Series M, 6.50% 2021	MXN7,500	369
United Mexican States, Series M20, 10.00% 2024	11,000	631
United Mexican States, Series M, 5.75% 2026	10,000	450
United Mexican States Government Global, Series A, 5.75% 2110	$140	150
		80,078
Corporate bonds & notes 0.45% Energy 0.21%
Ecopetrol SA 5.875% 2045	210	215
Gazprom OJSC 6.51% 20223	600	665
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	300	322
Petrobras Global Finance Co. 6.125% 2022	640	681
Petrobras Global Finance Co. 4.375% 2023	310	307
Petrobras Global Finance Co. 6.25% 2024	90	96
Petrobras Global Finance Co. 8.75% 2026	850	1,018
Petrobras Global Finance Co. 6.85% 2115	890	860
Petróleos Mexicanos 5.50% 2021	95	101
Petróleos Mexicanos 6.375% 2021	545	594
Petróleos Mexicanos 3.50% 2023	145	142
Petróleos Mexicanos 6.875% 2026	600	682
Petróleos Mexicanos 5.625% 2046	660	612
YPF SA 8.50% 20253	860	1,000
		7,295
Utilities 0.11%
Cemig Geracao e Transmissao SA 9.25% 20243	480	519
Eskom Holdings Ltd. 5.75% 20213	985	976
State Grid Overseas Investment Ltd. 3.50% 20273	2,500	2,514
		4,009

American Funds Insurance Series — New World Fund — Page 29 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials 0.07%	Principal amount (000)	Value (000)
BBVA Bancomer SA 6.50% 20213	$525	$573
HSBK (Europe) BV 7.25% 20213	1,125	1,239
VEB Finance Ltd. 6.902% 2020	600	649
		2,461
Telecommunication services 0.02%
Digicel Group Ltd. 6.00% 20213	750	741
Other mortgage-backed securities 0.02%
Export Credit Bank of Turkey 5.375% 20213	590	605
Materials 0.01%
Vale SA 6.25% 2026	405	470
Industrials 0.01%
Lima Metro Line Finance Ltd. 5.875% 20343,6	335	363
Consumer discretionary 0.00%
Grupo Televisa, SAB 7.25% 2043	MXN2,000	78
Total corporate bonds & notes		16,022
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 0.75% 2018	$1,000	999
Total U.S. Treasury bonds & notes		999
Total bonds, notes & other debt instruments (cost: $93,990,000)		97,099
Short-term securities 4.85%
Bank of Montreal 1.70% due 3/15/2018	25,000	25,002
Egypt (Arab Republic of) 18.94% due 1/16/2018	EGP10,300	577
Egyptian Treasury Bills 16.45%–17.00% due 1/30/2018–5/8/2018	49,775	2,706
Federal Home Loan Bank 1.25%–1.31% due 2/5/2018–3/28/2018	$76,900	76,758
Liberty Street Funding Corp. 1.78% due 3/21/20183	25,000	24,901
Nigerian Treasury Bills 16.65%–17.80% due 3/8/2018–9/13/2018	NGN810,930	2,090
Oversea-Chinese Banking Corp. Ltd. 1.42% due 1/5/20183	$18,300	18,295
U.S. Treasury Bills 1.50% due 6/28/2018	21,200	21,043
Total short-term securities (cost: $171,305,000)		171,372
Total investment securities 100.44% (cost: $2,705,479,000)		3,548,151
Other assets less liabilities (0.44)%		(15,438)
Net assets 100.00%		$3,532,713

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Insurance Series — New World Fund — Page 30 of 171

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD116	MXN2,100	JPMorgan Chase	1/4/2018	$9
USD910	BRL3,000	JPMorgan Chase	1/5/2018	6
USD4,477	INR289,525	JPMorgan Chase	1/5/2018	(55)
USD1,426	BRL4,600	JPMorgan Chase	1/11/2018	42
USD514	BRL1,700	JPMorgan Chase	1/16/2018	3
USD687	INR44,350	Citibank	1/16/2018	(7)
USD1,224	ZAR16,605	Goldman Sachs	1/17/2018	(115)
USD314	EUR265	HSBC Bank	1/18/2018	(4)
USD450	TRY1,775	Bank of America, N.A.	1/18/2018	(15)
USD1,452	ZAR19,250	Barclays Bank PLC	1/24/2018	(97)
USD1,369	JPY153,000	Bank of America, N.A.	2/15/2018	8
USD562	JPY63,000	UBS AG	2/23/2018	1
USD633	EUR530	HSBC Bank	2/23/2018	(5)
USD1,807	INR120,000	Citibank	3/26/2018	(52)
USD151	EUR125	Bank of America, N.A.	12/13/2018	(2)
USD1,828	EUR1,520	Bank of America, N.A.	12/13/2018	(40)
				$(323)

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,022,785,000, which represented 57.26% of the net assets of the fund. This amount includes $1,899,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $160,176,000, which represented 4.53% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	Index-linked bond whose principal amount moves with a government price index.
6	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
8	Coupon rate may change periodically.

Key to abbreviations and symbols
ADR = American Depositary Receipts	INR = Indian rupees
ARS = Argentine pesos	JPY = Japanese yen
BRL = Brazilian reais	MXN = Mexican pesos
CDI = CREST Depository Interest	NGN = Nigerian naira
DOP = Dominican pesos	RUB = Russian rubles
EGP = Egyptian pounds	TRY = Turkish lira
EUR/€ = Euros	USD/$ = U.S. dollars
GDR = Global Depositary Receipts	ZAR = South African rand

American Funds Insurance Series — New World Fund — Page 31 of 171

Blue Chip Income and Growth Fund

Investment portfolio

December 31, 2017

Common stocks 96.25% Health care 19.17%	Shares	Value (000)
AbbVie Inc.	6,761,500	$653,905
Amgen Inc.	2,366,500	411,534
Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	205,300
Abbott Laboratories	2,945,000	168,071
Gilead Sciences, Inc.	1,808,012	129,526
Medtronic PLC	900,000	72,675
Bristol-Myers Squibb Co.	1,125,000	68,940
Novartis AG (ADR)	708,500	59,486
Merck & Co., Inc.	500,000	28,135
		1,797,572
Financials 13.44%
JPMorgan Chase & Co.	3,884,900	415,451
Wells Fargo & Co.	6,013,000	364,809
Prudential Financial, Inc.	2,649,000	304,582
American International Group, Inc.	1,506,300	89,745
U.S. Bancorp	1,000,000	53,580
HSBC Holdings PLC (ADR)	626,866	32,372
		1,260,539
Information technology 11.95%
Intel Corp.	8,432,200	389,230
Texas Instruments Inc.	2,630,000	274,677
Microsoft Corp.	2,184,000	186,819
Apple Inc.	694,180	117,476
Western Union Co.	5,375,000	102,179
International Business Machines Corp.	330,000	50,629
		1,121,010
Industrials 11.36%
CSX Corp.	4,616,500	253,954
General Electric Co.	10,209,000	178,147
General Dynamics Corp.	861,000	175,170
Illinois Tool Works Inc.	650,000	108,453
Union Pacific Corp.	750,000	100,575
Boeing Co.	329,000	97,025
Rockwell Automation	450,000	88,358
United Technologies Corp.	500,000	63,785
		1,065,467
Consumer staples 10.68%
Altria Group, Inc.	2,754,000	196,663
Kimberly-Clark Corp.	1,395,800	168,417
Kellogg Co.	2,152,800	146,347
Philip Morris International Inc.	1,250,000	132,063
Mondelez International, Inc.	1,580,000	67,624

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 32 of 171

Common stocks Consumer staples (continued)	Shares	Value (000)
Kraft Heinz Co.	776,666	$60,394
Coca-Cola Co.	1,250,000	57,350
British American Tobacco PLC (ADR)	845,282	56,625
PepsiCo, Inc.	400,000	47,968
Conagra Brands, Inc.	1,200,000	45,204
Lamb Weston Holdings, Inc.	400,000	22,580
		1,001,235
Telecommunication services 8.47%
Verizon Communications Inc.	9,609,171	508,614
AT&T Inc.	4,181,000	162,557
CenturyLink, Inc.	7,398,800	123,412
		794,583
Energy 7.82%
Canadian Natural Resources, Ltd.	6,284,000	224,464
Exxon Mobil Corp.	2,054,000	171,797
EOG Resources, Inc.	1,555,000	167,800
Halliburton Co.	2,419,700	118,251
Royal Dutch Shell PLC, Class B (ADR)	750,000	51,217
		733,529
Consumer discretionary 5.55%
Twenty-First Century Fox, Inc., Class A	3,955,900	136,597
Marriott International, Inc., Class A	671,000	91,075
McDonald’s Corp.	500,000	86,060
General Motors Co.	2,000,000	81,980
Viacom Inc., Class B	2,112,850	65,097
Royal Caribbean Cruises Ltd.	500,000	59,640
		520,449
Materials 2.77%
Freeport-McMoRan Inc.1	6,163,000	116,851
Vale SA, ordinary nominative (ADR)	4,843,277	59,233
Praxair, Inc.	375,000	58,005
International Flavors & Fragrances Inc.	168,000	25,638
		259,727
Utilities 0.72%
Southern Co.	1,000,000	48,090
Xcel Energy Inc.	250,000	12,027
NextEra Energy, Inc.	50,000	7,810
		67,927
Real estate 0.47%
Crown Castle International Corp. REIT	400,000	44,404
Miscellaneous 3.85%
Other common stocks in initial period of acquisition		361,132
Total common stocks (cost: $6,732,682,000)		9,027,574

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 33 of 171

Short-term securities 3.72%	Principal amount (000)	Value (000)
Army and Air Force Exchange Service 1.30% due 1/24/20182	$25,000	$24,974
Bank of New York Mellon Corp. 1.21% due 1/22/2018	56,300	56,243
CAFCO, LLC 1.75% due 3/21/20182	12,000	11,953
Cisco Systems, Inc. 1.23%–1.60% due 1/10/2018–3/6/20182	104,400	104,238
Federal Home Loan Bank 1.09%–1.24% due 1/10/2018–1/26/2018	75,800	75,772
General Electric Co. 1.42% due 1/2/2018	21,200	21,197
Microsoft Corp. 1.41% due 2/14/20182	25,300	25,252
U.S. Treasury Bills 1.56% due 11/8/2018	30,000	29,565
Total short-term securities (cost: $349,269,000)		349,194
Total investment securities 99.97% (cost: $7,081,951,000)		9,376,768
Other assets less liabilities 0.03%		3,081
Net assets 100.00%		$9,379,849

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,417,000, which represented 1.77% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 34 of 171

Global Growth and Income Fund

Investment portfolio

December 31, 2017

Common stocks 93.68% Information technology 23.74%	Shares	Value (000)
Nintendo Co., Ltd.1	249,000	$90,649
Taiwan Semiconductor Manufacturing Co., Ltd.1	9,226,800	70,899
Microsoft Corp.	807,000	69,031
Broadcom Ltd.	137,000	35,195
United Microelectronics Corp.1	68,320,000	32,489
AAC Technologies Holdings Inc.1	1,503,500	26,739
Murata Manufacturing Co., Ltd.1	190,000	25,395
Facebook, Inc., Class A2	120,000	21,175
Apple Inc.	118,000	19,969
TE Connectivity Ltd.	200,000	19,008
Alibaba Group Holding Ltd. (ADR)2	104,000	17,933
TEMENOS Group AG (Switzerland)1	128,000	16,381
Alphabet Inc., Class C2	9,000	9,418
Alphabet Inc., Class A2	6,000	6,320
MediaTek Inc.1	1,465,000	14,442
Halma PLC1	610,000	10,352
Vanguard International Semiconductor Corp.1	3,674,000	8,128
Intel Corp.	120,600	5,567
		499,090
Financials 10.79%
Prudential PLC1	765,000	19,668
Wells Fargo & Co.	272,000	16,502
Blackstone Group LP	453,250	14,513
First Republic Bank	145,000	12,563
CenterState Bank Corp.	475,945	12,246
BNP Paribas SA1	150,000	11,186
PNC Financial Services Group, Inc.	76,000	10,966
YES Bank Ltd.1	2,200,000	10,844
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,566,000	10,754
HSBC Holdings PLC (GBP denominated)1	1,030,000	10,622
AIA Group Ltd.1	1,220,000	10,405
CIT Group Inc.	201,750	9,932
JPMorgan Chase & Co.	92,000	9,839
ABN AMRO Group NV, depository receipts1	275,000	8,849
CME Group Inc., Class A	58,500	8,544
Crédit Agricole SA1	515,000	8,508
AXA SA1	262,000	7,765
Bank Central Asia Tbk PT1	4,775,000	7,697
BlackRock, Inc.	13,500	6,935
Itaú Unibanco Holding SA, preferred nominative (ADR)	375,000	4,875
Indiabulls Housing Finance Ltd.1	259,625	4,862
Macquarie Group Ltd.1	59,000	4,574
Capital One Financial Corp.	32,000	3,187
UniCredit SpA1,2	56,160	1,046
		226,882

American Funds Insurance Series — Global Growth and Income Fund — Page 35 of 171

Common stocks Industrials 10.63%	Shares	Value (000)
Airbus SE, non-registered shares1	503,000	$49,951
Grupo Aeroportuario del Pacífico SAB de CV	2,930,000	30,114
Lockheed Martin Corp.	82,300	26,422
Boeing Co.	87,000	25,657
Deutsche Post AG1	523,000	24,845
Aeroflot - Russian Airlines PJSC1	6,632,000	15,914
Ryanair Holdings PLC (ADR)2	141,375	14,730
Safran SA1	90,000	9,255
Flughafen Zürich AG1	39,000	8,918
ACS, Actividades de Construcción y Servicios SA1	227,645	8,907
Eicher Motors Ltd.1	18,700	8,876
		223,589
Consumer staples 8.80%
British American Tobacco PLC1	1,285,000	86,725
Nestlé SA1	558,700	48,010
Wal-Mart de México, SAB de CV, Series V	4,485,000	10,992
Pinnacle Foods Inc.	160,000	9,515
Coca-Cola FEMSA, SAB de CV, Series L	1,251,000	8,713
Walgreens Boots Alliance, Inc.	100,000	7,262
Booker Group PLC1	1,380,000	4,249
Procter & Gamble Co.	40,741	3,744
Costco Wholesale Corp.	17,000	3,164
Coca-Cola European Partners PLC	67,000	2,670
		185,044
Consumer discretionary 8.45%
Home Depot, Inc.	122,000	23,123
Vivendi SA1	715,200	19,232
Amazon.com, Inc.2	16,000	18,711
Sony Corp.1	375,000	16,845
Nitori Holdings Co., Ltd.1	105,000	14,972
Accor SA1	256,300	13,211
Comcast Corp., Class A	296,000	11,855
Paddy Power Betfair PLC1	90,000	10,677
Axel Springer SE1	125,000	9,740
Carnival Corp., units	138,000	9,159
Las Vegas Sands Corp.	125,000	8,686
Starbucks Corp.	110,000	6,317
Continental AG1	23,000	6,209
adidas AG1	28,000	5,589
ProSiebenSat.1 Media SE1	95,000	3,271
		177,597
Health care 7.15%
UnitedHealth Group Inc.	215,100	47,421
Centene Corp.2	212,000	21,387
Hypermarcas SA, ordinary nominative	1,662,000	18,037
Novartis AG1	124,000	10,483
Thermo Fisher Scientific Inc.	55,000	10,443
Fleury SA, ordinary nominative	1,150,000	10,266
ResMed Inc.	114,000	9,655
Hologic, Inc.2	200,000	8,550
Merck & Co., Inc.	97,000	5,458

American Funds Insurance Series — Global Growth and Income Fund — Page 36 of 171

Common stocks Health care (continued)	Shares	Value (000)
Hikma Pharmaceuticals PLC1	340,000	$5,203
AstraZeneca PLC1	50,000	3,431
		150,334
Energy 6.18%
Reliance Industries Ltd.1	2,915,148	42,056
BP PLC1	4,570,206	32,231
Royal Dutch Shell PLC, Class B (ADR)	242,000	16,526
Royal Dutch Shell PLC, Class B1	325,000	10,961
Royal Dutch Shell PLC, Class A (ADR)	7,395	494
Coal India Ltd.1	4,310,000	17,756
Pilipinas Shell Petroleum Corp.1	3,254,065	3,975
Tallgrass Energy GP, LP, Class A	150,000	3,861
Enbridge Inc.	55,000	2,151
		130,011
Materials 5.87%
Century Aluminum Co.2	1,650,000	32,406
Randgold Resources Ltd.1	271,100	26,895
James Hardie Industries PLC (CDI)1	850,000	14,963
DowDuPont Inc.	172,044	12,253
Rio Tinto PLC1	199,000	10,503
Koninklijke DSM NV1	95,000	9,056
CCL Industries Inc., Class B, nonvoting	192,500	8,894
LafargeHolcim Ltd.1	150,000	8,451
		123,421
Real estate 3.48%
Gaming and Leisure Properties, Inc. REIT	604,000	22,348
MGM Growth Properties LLC REIT, Class A	676,200	19,711
Vonovia SE1	234,442	11,605
Public Storage REIT	37,000	7,733
Crown Castle International Corp. REIT	53,000	5,884
Prologis, Inc. REIT	90,000	5,806
		73,087
Utilities 2.24%
Ørsted AS1	491,552	26,780
Infraestructura Energética Nova, SAB de CV	2,248,184	11,028
Power Assets Holdings Ltd.1	1,100,000	9,283
		47,091
Telecommunication services 1.74%
Verizon Communications Inc.	415,000	21,966
Advanced Info Service PCL, foreign registered1	1,350,000	7,911
TalkTalk Telecom Group PLC1	1,728,000	3,565
Vodafone Group PLC1	1,000,000	3,159
		36,601
Miscellaneous 4.61%
Other common stocks in initial period of acquisition		96,833
Total common stocks (cost: $1,460,247,000)		1,969,580

American Funds Insurance Series — Global Growth and Income Fund — Page 37 of 171

Convertible bonds 0.31% Miscellaneous 0.31%	Principal amount (000)	Value (000)
Other convertible bonds in initial period of acquisition		$6,622
Total convertible bonds (cost: $6,003,000)		6,622
Bonds, notes & other debt instruments 2.00% Corporate bonds & notes 1.95% Telecommunication services 1.67%
Sprint Corp. 7.25% 2021	$33,000	35,021
Health care 0.28%
Teva Pharmaceutical Finance Company BV 3.15% 2026	7,225	5,975
Total corporate bonds & notes		40,996
U.S. Treasury bonds & notes 0.05% U.S. Treasury 0.05%
U.S. Treasury 0.75% 2018	1,000	999
Total U.S. Treasury bonds & notes		999
Total bonds, notes & other debt instruments (cost: $38,839,000)		41,995
Short-term securities 4.19%
BMW U.S. Capital LLC 1.27% due 1/12/20183	4,000	3,998
Caisse d’Amortissement de la Dette Sociale 1.35% due 1/4/20183	15,000	14,997
Canadian Imperial Holdings Inc. 1.52% due 3/8/2018	25,000	24,926
Federal Home Loan Bank 1.28% due 2/5/2018	34,700	34,660
General Electric Co. 1.42% due 1/2/2018	9,550	9,548
Total short-term securities (cost: $88,134,000)		88,129
Total investment securities 100.18% (cost: $1,593,223,000)		2,106,326
Other assets less liabilities (0.18)%		(3,880)
Net assets 100.00%		$2,102,446

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,083,748,000, which represented 51.55% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,995,000, which represented .90% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GBP = British pounds

American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 171

Growth-Income Fund

Investment portfolio

December 31, 2017

Common stocks 94.11% Information technology 16.93%	Shares	Value (000)
Microsoft Corp.	8,905,427	$761,770
Alphabet Inc., Class A1	373,700	393,655
Alphabet Inc., Class C1	309,284	323,635
Texas Instruments Inc.	4,723,259	493,297
Broadcom Ltd.	1,715,390	440,684
Intel Corp.	9,418,000	434,735
Apple Inc.	1,793,300	303,480
Accenture PLC, Class A	1,654,500	253,287
QUALCOMM Inc.	3,519,175	225,298
MasterCard Inc., Class A	1,100,000	166,496
Samsung Electronics Co., Ltd.2	54,350	129,126
GoDaddy Inc., Class A1	2,247,200	112,989
Harris Corp.	690,000	97,738
ASML Holding NV (New York registered)	553,800	96,262
Visa Inc., Class A	835,100	95,218
Vantiv, Inc., Class A1	1,250,000	91,937
IAC/InterActiveCorp1	716,000	87,552
NetApp, Inc.	1,471,690	81,414
Xilinx, Inc.	1,175,000	79,219
International Business Machines Corp.	500,000	76,710
ON Semiconductor Corp.1	3,270,900	68,493
Symantec Corp.	2,317,000	65,015
MercadoLibre, Inc.	200,000	62,932
Oracle Corp.	1,300,000	61,464
Arista Networks, Inc.1	250,828	59,090
Teradata Corp.1	1,286,300	49,471
SAP SE2	239,500	26,855
Trimble Inc.1	340,000	13,818
First Data Corp., Class A1	788,541	13,177
VeriSign, Inc.1	101,400	11,604
Motorola Solutions, Inc.	100,000	9,034
Western Union Co.	400,000	7,604
Juniper Networks, Inc.	107,000	3,050
		5,196,109
Consumer discretionary 16.28%
Amazon.com, Inc.1	1,044,100	1,221,044
Netflix, Inc.1	3,533,077	678,209
Twenty-First Century Fox, Inc., Class A	8,541,000	294,921
Twenty-First Century Fox, Inc., Class B	595,000	20,301
Comcast Corp., Class A	6,346,200	254,165
Home Depot, Inc.	1,243,000	235,586
NIKE, Inc., Class B	2,954,200	184,785
Harley-Davidson, Inc.	3,013,580	153,331
Charter Communications, Inc., Class A1	447,669	150,399
Viacom Inc., Class B	4,600,800	141,751

American Funds Insurance Series — Growth-Income Fund — Page 39 of 171

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Las Vegas Sands Corp.	1,964,600	$136,520
Carnival Corp., units	1,999,800	132,727
Time Warner Inc.	1,421,902	130,061
Aramark	2,655,200	113,483
Dollar General Corp.	1,134,400	105,511
Wynn Resorts, Ltd.	597,966	100,811
Toyota Motor Corp.2	1,525,000	97,654
Signet Jewelers Ltd.	1,674,500	94,693
Royal Caribbean Cruises Ltd.	771,600	92,036
Priceline Group Inc.1	51,000	88,625
Newell Brands Inc.	2,605,000	80,494
Marriott International, Inc., Class A	572,700	77,733
Starbucks Corp.	1,353,200	77,714
Ferrari NV2	600,000	62,937
Cedar Fair, LP	896,500	58,264
Daily Mail and General Trust PLC, Class A, nonvoting2	5,560,000	44,683
CBS Corp., Class B	720,000	42,480
Wyndham Worldwide Corp.	272,000	31,517
Tapestry, Inc.	630,000	27,865
Advance Auto Parts, Inc.	275,200	27,435
Marks and Spencer Group PLC2	4,879,000	20,692
YUM! Brands, Inc.	218,800	17,856
		4,996,283
Health care 14.86%
AbbVie Inc.	8,376,600	810,101
Amgen Inc.	2,761,983	480,309
UnitedHealth Group Inc.	1,513,596	333,687
Stryker Corp.	2,006,441	310,677
Gilead Sciences, Inc.	4,284,100	306,913
Express Scripts Holding Co.1	3,627,500	270,757
Humana Inc.	938,500	232,814
Abbott Laboratories	3,808,000	217,323
Merck & Co., Inc.	3,714,380	209,008
Illumina, Inc.1	867,550	189,551
Eli Lilly and Co.	1,548,300	130,769
Incyte Corp.1	1,330,900	126,050
Johnson & Johnson	890,000	124,351
Hologic, Inc.1	2,573,300	110,009
Medtronic PLC	1,279,000	103,279
Takeda Pharmaceutical Co. Ltd.2	1,764,000	99,872
Novartis AG2	985,150	83,286
Seattle Genetics, Inc.1	1,536,306	82,192
Thermo Fisher Scientific Inc.	397,500	75,477
Pfizer Inc.	1,995,851	72,290
AstraZeneca PLC (ADR)	1,228,600	42,632
Cerner Corp.1	579,100	39,026
Agios Pharmaceuticals, Inc.1	639,500	36,560
Quest Diagnostics, Inc.	342,100	33,693
Ultragenyx Pharmaceutical Inc.1	695,200	32,243
Alexion Pharmaceuticals, Inc.1	57,000	6,817
		4,559,686

American Funds Insurance Series — Growth-Income Fund — Page 40 of 171

Common stocks Financials 10.94%	Shares	Value (000)
JPMorgan Chase & Co.	4,639,300	$496,127
Wells Fargo & Co.	4,306,000	261,245
Bank of New York Mellon Corp.	4,599,400	247,724
Intercontinental Exchange, Inc.	2,541,065	179,298
Aon PLC, Class A	1,214,800	162,783
American International Group, Inc.	2,716,489	161,848
PNC Financial Services Group, Inc.	1,078,276	155,584
State Street Corp.	1,544,100	150,720
M&T Bank Corp.	865,900	148,060
Charles Schwab Corp.	2,580,500	132,560
Marsh & McLennan Companies, Inc.	1,594,100	129,744
HSBC Holdings PLC (HKD denominated)2	11,346,929	115,914
Goldman Sachs Group, Inc.	429,980	109,542
Banco Santander, SA2	16,095,805	105,546
UniCredit SpA1,2	5,468,000	101,865
EXOR NV2	1,600,000	98,070
Prudential Financial, Inc.	650,000	74,737
CME Group Inc., Class A	502,900	73,448
Chubb Ltd.	493,500	72,115
Moody’s Corp.	447,458	66,049
Leucadia National Corp.	2,340,000	61,987
Bank of Montreal	718,327	57,483
Citigroup Inc.	600,000	44,646
BB&T Corp.	554,000	27,545
UBS Group AG2	1,343,666	24,689
Invesco Ltd.	500,000	18,270
KeyCorp	893,000	18,012
Ameriprise Financial, Inc.	101,100	17,133
East West Bancorp, Inc.	252,000	15,329
Sun Life Financial Inc.	266,200	10,987
U.S. Bancorp	201,000	10,770
Progressive Corp.	119,100	6,708
		3,356,538
Industrials 9.48%
CSX Corp.	5,387,000	296,339
BWX Technologies, Inc.	4,772,174	288,669
General Dynamics Corp.	1,342,100	273,050
Airbus SE, non-registered shares2	2,117,764	210,306
Textron Inc.	3,456,100	195,581
Union Pacific Corp.	1,404,933	188,402
General Electric Co.	10,538,000	183,888
United Technologies Corp.	978,300	124,802
Norfolk Southern Corp.	840,000	121,716
C.H. Robinson Worldwide, Inc.	1,363,035	121,433
Equifax Inc.	978,000	115,326
Deere & Co.	697,500	109,166
TransDigm Group Inc.	364,300	100,044
Nielsen Holdings PLC	2,211,300	80,491
Safran SA2	757,903	77,935
Air Lease Corp., Class A	1,415,000	68,047
Waste Management, Inc.	767,700	66,253
Waste Connections, Inc.	662,000	46,962
Siemens AG (ADR)	315,000	21,820
Siemens AG2	150,000	20,812

American Funds Insurance Series — Growth-Income Fund — Page 41 of 171

Common stocks Industrials (continued)	Shares	Value (000)
Rockwell Automation	202,700	$39,800
Lockheed Martin Corp.	109,900	35,283
Covanta Holding Corp.	2,019,800	34,135
Boeing Co.	96,000	28,311
Huntington Ingalls Industries, Inc.	116,500	27,459
Meggitt PLC2	3,615,000	23,407
IDEX Corp.	86,800	11,455
		2,910,892
Consumer staples 7.51%
British American Tobacco PLC2	3,746,100	252,826
British American Tobacco PLC (ADR)	494,440	33,122
Philip Morris International Inc.	2,702,430	285,512
Coca-Cola Co.	5,964,900	273,670
Procter & Gamble Co.	1,602,178	147,208
Carlsberg A/S, Class B2	1,056,094	126,495
Costco Wholesale Corp.	656,000	122,095
Lamb Weston Holdings, Inc.	2,116,000	119,448
Pernod Ricard SA2	751,476	118,952
Altria Group, Inc.	1,545,000	110,329
Kirin Holdings Co., Ltd.2	4,229,000	106,401
L’Oreal SA2	470,000	104,119
Kellogg Co.	1,369,000	93,065
CVS Health Corp.	1,109,300	80,424
Mondelez International, Inc.	1,774,400	75,944
Nestlé SA2	712,589	61,234
PepsiCo, Inc.	498,419	59,770
Diageo PLC2	1,220,000	44,650
Herbalife Ltd.1	645,300	43,700
Avon Products, Inc.1	19,099,000	41,063
Kroger Co.	160,000	4,392
		2,304,419
Energy 6.38%
TOTAL SA2	4,561,625	251,689
EOG Resources, Inc.	2,277,300	245,743
Chevron Corp.	1,646,900	206,175
Enbridge Inc. (CAD denominated)	2,952,217	115,458
Enbridge Inc. (CAD denominated)2,3	1,340,553	51,379
Canadian Natural Resources, Ltd.	4,279,440	152,930
Schlumberger Ltd.	2,055,000	138,486
Royal Dutch Shell PLC, Class A (ADR)	1,167,705	77,898
Royal Dutch Shell PLC, Class B (ADR)	680,000	46,437
Royal Dutch Shell PLC, Class B2	292,716	9,872
Royal Dutch Shell PLC, Class A2	32,389	1,084
ConocoPhillips	2,099,410	115,237
Exxon Mobil Corp.	1,088,000	91,000
Concho Resources Inc.1	574,000	86,226
Kinder Morgan, Inc.	4,108,300	74,237
BP PLC2	6,978,185	49,214
Apache Corp.	1,100,000	46,442
Baker Hughes, a GE Co., Class A	1,247,600	39,474
Occidental Petroleum Corp.	489,000	36,020
Suncor Energy Inc.	953,650	35,013
Whitecap Resources Inc.	2,775,000	19,758

American Funds Insurance Series — Growth-Income Fund — Page 42 of 171

Common stocks Energy (continued)	Shares	Value (000)
Whitecap Resources Inc.2,3	1,344,000	$9,283
Tullow Oil PLC1,2	9,369,306	26,107
Halliburton Co.	349,800	17,095
Noble Energy, Inc.	540,000	15,736
		1,957,993
Materials 4.46%
Celanese Corp., Series A	2,573,233	275,542
Vale SA, ordinary nominative (ADR)	17,367,884	212,409
Vale SA, ordinary nominative	4,147,848	50,343
DowDuPont Inc.	3,554,100	253,123
Freeport-McMoRan Inc.1	9,055,000	171,683
Monsanto Co.	1,043,385	121,846
Rio Tinto PLC2	1,574,655	83,106
Mosaic Co.	2,522,400	64,725
International Flavors & Fragrances Inc.	418,500	63,867
Praxair, Inc.	318,300	49,235
Centerra Gold Inc.1	2,917,909	14,949
Asahi Kasei Corp.2	619,000	7,974
		1,368,802
Telecommunication services 1.96%
Verizon Communications Inc.	10,912,400	577,593
AT&T Inc.	597,500	23,231
		600,824
Real estate 1.74%
Crown Castle International Corp. REIT	1,428,200	158,544
Iron Mountain Inc. REIT	3,811,921	143,824
Weyerhaeuser Co. REIT1	4,034,541	142,258
American Tower Corp. REIT	515,800	73,589
MGM Growth Properties LLC REIT, Class A	590,262	17,206
		535,421
Utilities 0.82%
Sempra Energy	1,824,600	195,086
Exelon Corp.	775,000	30,543
AES Corp.	2,287,400	24,773
SSE PLC2	48,002	855
		251,257
Mutual funds 0.18%
Altaba Inc.1	789,243	55,129
Miscellaneous 2.57%
Other common stocks in initial period of acquisition		789,777
Total common stocks (cost: $20,214,067,000)		28,883,130
Convertible stocks 0.04% Financials 0.02%
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred4	6,000	5,450

American Funds Insurance Series — Growth-Income Fund — Page 43 of 171

Convertible stocks Miscellaneous 0.02%	Shares	Value (000)
Other convertible stocks in initial period of acquisition		$6,192
Total convertible stocks (cost: $11,900,000)		11,642
Convertible bonds 0.35% Information technology 0.20%	Principal amount (000)
VeriSign, Inc., convertible notes, 3.25% 2037	$ 18,020	60,255
Energy 0.15%
Weatherford International PLC, convertible notes 5.875% 2021	0	47,099
Total convertible bonds (cost: $71,028,000)		107,354
Bonds, notes & other debt instruments 0.18% U.S. Treasury bonds & notes 0.18% U.S. Treasury 0.18%
U.S. Treasury 1.625% 2026	59,900	56,489
Total bonds, notes & other debt instruments (cost: $60,201,000)		56,489
Short-term securities 5.38%
Apple Inc. 1.50% due 2/20/20183	50,000	49,892
Bank of New York Mellon Corp. 1.23% due 1/30/2018	17,700	17,676
CAFCO, LLC 1.36%–1.57% due 2/1/2018–3/13/20183	100,000	99,754
Chariot Funding, LLC 1.45%–1.50% due 3/14/2018–3/19/20183	48,000	47,822
Chevron Corp. 1.23% due 1/9/2018–2/5/20183	96,100	96,005
Cisco Systems, Inc. 1.50%–1.52% due 2/20/2018–2/22/20183	100,000	99,780
Coca-Cola Co. 1.26% due 1/31/20183	50,000	49,932
Eli Lilly and Co. 1.24% due 1/10/20183	30,000	29,986
Emerson Electric Co. 1.34% due 2/1/20183	34,700	34,652
ExxonMobil Corp. 1.31% due 1/22/2018	60,000	59,944
Federal Home Loan Bank 1.12%–1.31% due 1/3/2018–3/2/2018	323,700	323,272
Freddie Mac 1.08%–1.28% due 1/26/2018–4/6/2018	223,948	223,415
Hershey Co. 1.40% due 1/12/20183	20,000	19,989
IBM Credit LLC 1.53% due 2/13/20183	50,000	49,905
Microsoft Corp. 1.30% due 1/23/20183	59,300	59,241
New York Life Capital Corp. 1.21% due 1/16/20183	25,000	24,982
PepsiCo Inc. 1.20% due 1/10/20183	50,000	49,976
Pfizer Inc. 1.26%–1.50% due 2/7/2018–3/12/20183	154,600	154,231
Procter & Gamble Co. 1.20%–1.24% due 1/3/2018–2/12/20183	122,600	122,509
U.S. Treasury Bills 1.02% due 1/2/2018	38,300	38,295
Total short-term securities (cost: $1,651,541,000)		1,651,258
Total investment securities 100.06% (cost: $22,008,737,000)		30,709,873
Other assets less liabilities (0.06)%		(17,511)
Net assets 100.00%		$30,692,362

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Insurance Series — Growth-Income Fund — Page 44 of 171

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,958,273,000, which represented 9.64% of the net assets of the fund. This amount includes $2,749,134,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,049,318,000, which represented 3.42% of the net assets of the fund.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred	6/28/2012	$6,000	$5,450.02%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
HKD = Hong Kong dollars

American Funds Insurance Series — Growth-Income Fund — Page 45 of 171

International Growth and Income Fund

Investment portfolio

December 31, 2017

Common stocks 90.99% Financials 22.93%	Shares	Value (000)
HDFC Bank Ltd.1	1,228,800	$36,338
Banco Santander, SA1	4,488,061	29,430
Zurich Insurance Group AG1	92,200	28,041
KB Financial Group Inc.1	356,500	21,078
Intesa Sanpaolo SpA1	5,900,000	19,568
Sberbank of Russia PJSC (ADR)1	1,141,660	19,324
Prudential PLC1	738,000	18,974
St. James’s Place PLC1	1,048,000	17,323
UniCredit SpA1,2	914,400	17,035
AIA Group Ltd.1	1,833,000	15,632
Sumitomo Mitsui Financial Group, Inc.1	308,000	13,302
Itaú Unibanco Holding SA, preferred nominative (ADR)	991,300	12,887
Sampo Oyj, Class A1	203,000	11,152
Lloyds Banking Group PLC1	11,968,000	10,959
Credit Suisse Group AG1	576,077	10,254
BNP Paribas SA1	137,300	10,239
Banco Bilbao Vizcaya Argentaria, SA1	825,000	7,023
Banco Bilbao Vizcaya Argentaria, SA (ADR)	337,643	2,870
ABN AMRO Group NV, depository receipts1	260,000	8,366
Grupo Financiero Galicia SA, Class B (ADR)	94,625	6,231
Bank Rakyat Indonesia (Persero) Tbk PT1	20,420,000	5,467
Jupiter Fund Management PLC1	587,000	4,978
Axis Bank Ltd.1,3,4	565,899	4,549
Moscow Exchange MICEX-RTS PJSC1	2,217,000	4,191
		335,211
Consumer staples 9.11%
British American Tobacco PLC1	437,600	29,534
Pernod Ricard SA1	128,650	20,364
Philip Morris International Inc.	153,475	16,215
Imperial Brands PLC1	316,016	13,505
CALBEE, Inc.1	284,400	9,252
Thai Beverage PCL1	13,413,900	9,231
Kirin Holdings Co., Ltd.1	313,000	7,875
Coca-Cola Icecek AS, Class C1	767,000	6,920
Glanbia PLC1	380,473	6,815
Associated British Foods PLC1	171,680	6,527
Nestlé SA1	58,975	5,068
Orion Corp.1	19,739	1,928
		133,234
Industrials 8.38%
Shanghai International Airport Co., Ltd., Class A1	5,134,562	35,457
Airbus SE, non-registered shares1	253,960	25,220
ASSA ABLOY AB, Class B1	681,100	14,133
Airports of Thailand PCL, foreign registered1	5,250,000	10,932

American Funds Insurance Series — International Growth and Income Fund — Page 46 of 171

Common stocks Industrials (continued)	Shares	Value (000)
Capita PLC1	1,806,000	$9,764
Rolls-Royce Holdings PLC1,2	838,400	9,542
CK Hutchison Holdings Ltd.1	423,348	5,315
Komatsu Ltd.1	143,000	5,180
ALD SA1,2	312,000	4,827
International Container Terminal Services, Inc.1	1,000,000	2,112
		122,482
Utilities 8.02%
Ørsted AS1	497,000	27,077
EDP - Energias de Portugal, SA1	6,947,820	24,049
Korea Electric Power Corp.1	346,800	12,358
Power Assets Holdings Ltd.1	1,313,000	11,081
CK Infrastructure Holdings Ltd.1	1,282,000	11,006
Engie SA1	498,000	8,556
Iberdrola, SA, non-registered shares1	1,052,000	8,141
ENN Energy Holdings Ltd.1	858,000	6,088
Red Eléctrica de Corporación, SA1	185,600	4,162
National Grid PLC1	345,970	4,064
SSE PLC1	40,943	729
		117,311
Information technology 7.86%
Samsung Electronics Co., Ltd.1	14,996	35,628
Taiwan Semiconductor Manufacturing Co., Ltd.1	3,840,000	29,507
ASML Holding NV1	68,600	11,901
Flex Ltd.2	647,500	11,648
Alibaba Group Holding Ltd. (ADR)2	42,600	7,345
Yandex NV, Class A2	213,000	6,976
Rightmove PLC1	107,700	6,541
AAC Technologies Holdings Inc.1	299,000	5,318
		114,864
Health care 7.72%
Novartis AG1	341,145	28,841
Hikma Pharmaceuticals PLC1	1,317,700	20,164
Fresenius SE & Co. KGaA1	165,000	12,847
Teva Pharmaceutical Industries Ltd. (ADR)	662,000	12,545
Daiichi Sankyo Co., Ltd.1	451,900	11,770
Takeda Pharmaceutical Co. Ltd.1	169,200	9,579
Merck KGaA1	63,950	6,887
ConvaTec Group PLC1	1,515,000	4,187
Grifols, SA, Class B, preferred nonvoting, non-registered shares1	143,479	3,292
WuXi Biologics (Cayman) Inc.1,2	495,200	2,773
		112,885
Consumer discretionary 7.36%
Toyota Motor Corp.1	226,000	14,472
LVMH Moët Hennessy-Louis Vuitton SE1	48,000	14,100
Naspers Ltd., Class N1	41,000	11,424
ProSiebenSat.1 Media SE1	259,300	8,928
Ctrip.com International, Ltd. (ADR)2	202,200	8,917
Galaxy Entertainment Group Ltd.1	1,100,000	8,796
NEXT PLC1	131,000	8,021
Kering SA1	16,600	7,825

American Funds Insurance Series — International Growth and Income Fund — Page 47 of 171

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Inchcape PLC1	589,000	$6,210
Sands China Ltd.1	972,000	5,003
Hyundai Motor Co.1	28,300	4,123
Paddy Power Betfair PLC1	32,000	3,796
Hyundai Mobis Co., Ltd.1	13,875	3,411
RTL Group SA, non-registered shares1	32,100	2,578
		107,604
Real estate 6.09%
CK Asset Holdings Ltd.1	3,833,348	33,507
Sun Hung Kai Properties Ltd.1	1,760,000	29,318
Daito Trust Construction Co., Ltd.1	95,500	19,453
Japan Real Estate Investment Corp. REIT1	1,432	6,799
		89,077
Energy 5.53%
Royal Dutch Shell PLC, Class A1	1,780,359	59,601
TOTAL SA1	297,739	16,428
Canadian Natural Resources, Ltd.	133,300	4,763
		80,792
Materials 5.03%
Rio Tinto PLC1	475,800	25,111
Yara International ASA1	343,000	15,700
Vale SA, ordinary nominative (ADR)	873,111	10,678
Akzo Nobel NV1	105,700	9,246
Air Liquide SA, non-registered shares1	47,000	5,911
Norsk Hydro ASA1	576,000	4,355
Fortescue Metals Group Ltd.1	645,000	2,451
		73,452
Telecommunication services 2.96%
BT Group PLC1	5,623,761	20,591
Nippon Telegraph and Telephone Corp.1	409,800	19,283
Intouch Holdings PCL, foreign registered1	1,983,000	3,419
		43,293
Total common stocks (cost: $1,140,729,000)		1,330,205
Bonds, notes & other debt instruments 2.52% Corporate bonds & notes 1.26% Materials 0.45%	Principal amount (000)
FMG Resources 9.75% 20224	$5,900	6,543
Energy 0.42%
Petróleos Mexicanos 6.875% 2026	3,617	4,110
Petróleos Mexicanos 5.50% 2044	491	453
Petróleos Mexicanos 5.625% 2046	700	650
Petróleos Mexicanos 6.75% 2047	978	1,023
		6,236

American Funds Insurance Series — International Growth and Income Fund — Page 48 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care 0.39%	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Company BV 3.15% 2026	$1,060	$876
Teva Pharmaceutical Finance Company BV 4.10% 2046	1,160	886
Valeant Pharmaceuticals International, Inc. 6.375% 20204	2,217	2,245
Valeant Pharmaceuticals International, Inc. 6.125% 20254	1,865	1,713
		5,720
Total corporate bonds & notes		18,499
Bonds & notes of governments & government agencies outside the U.S. 1.23%
Brazil (Federative Republic of) 10.00% 2025	BRL22,000	6,632
Brazil (Federative Republic of) 10.00% 2027	3,500	1,042
Colombia (Republic of), Series B, 7.50% 2026	COP6,736,400	2,416
Portuguese Republic 4.125% 2027	€2,600	3,706
Portuguese Republic 3.875% 2030	3,010	4,197
		17,993
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 0.875% 2018	$420	419
Total U.S. Treasury bonds & notes		419
Total bonds, notes & other debt instruments (cost: $33,615,000)		36,911
Short-term securities 6.39%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.53% due 1/18/2018	21,000	20,982
Mizuho Bank, Ltd. 1.59% due 1/25/20184	5,500	5,493
U.S. Treasury Bills 1.50% due 6/28/2018	26,300	26,105
United Parcel Service Inc. 1.62% due 3/19/20184	20,000	19,933
Victory Receivables Corp. 1.43% due 1/16/20184	20,900	20,884
Total short-term securities (cost: $93,402,000)		93,397
Total investment securities 99.90% (cost: $1,267,746,000)		1,460,513
Other assets less liabilities 0.10%		1,454
Net assets 100.00%		$1,461,967

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,229,130,000, which represented 84.07% of the net assets of the fund. This amount includes $1,188,243,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $61,360,000, which represented 4.20% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	12/18/2017	$4,634	$4,549.31%

Key to abbreviations and symbol
ADR = American Depositary Receipts	COP = Colombian pesos
BRL = Brazilian reais	€ = Euros

American Funds Insurance Series — International Growth and Income Fund — Page 49 of 171

Capital Income Builder®

Investment portfolio

December 31, 2017

Common stocks 68.87% Energy 10.19%	Shares	Value (000)
Occidental Petroleum Corp.	146,900	$10,820
Schlumberger Ltd.	119,800	8,073
Royal Dutch Shell PLC, Class B1	213,240	7,192
Royal Dutch Shell PLC, Class B (ADR)	8,500	581
Royal Dutch Shell PLC, Class A1	101	3
Enbridge Inc. (CAD denominated)	174,970	6,843
Enbridge Inc. (CAD denominated)1,2	12,969	497
Williams Companies, Inc.	215,800	6,580
Kinder Morgan, Inc.	359,000	6,487
Inter Pipeline Ltd.	260,000	5,384
Helmerich & Payne, Inc.	76,300	4,932
Exxon Mobil Corp.	37,900	3,170
		60,562
Financials 10.13%
Wells Fargo & Co.	124,600	7,559
CME Group Inc., Class A	39,416	5,757
Sampo Oyj, Class A1	95,858	5,266
Zurich Insurance Group AG1	16,306	4,959
ABN AMRO Group NV, depository receipts1	141,555	4,555
HSBC Holdings PLC (GBP denominated)1	437,200	4,509
Intesa Sanpaolo SpA1	1,056,817	3,370
Standard Life Aberdeen PLC1	519,907	3,063
Invesco Ltd.	76,400	2,792
Svenska Handelsbanken AB, Class A1	195,040	2,662
JPMorgan Chase & Co.	23,300	2,492
Oversea-Chinese Banking Corp. Ltd.1	261,900	2,420
KBC Groep NV1	27,025	2,302
BNP Paribas SA1	30,300	2,260
Lloyds Banking Group PLC1	2,325,300	2,129
Skandinaviska Enskilda Banken AB, Class A1	169,016	1,980
Bank of China Ltd., Class H1	1,894,000	929
Union National Bank PJSC1	646,598	670
MONETA Money Bank, AS, non-registered shares1	137,053	530
		60,204
Consumer staples 8.82%
Diageo PLC1	259,500	9,497
Philip Morris International Inc.	86,020	9,088
Coca-Cola Co.	129,500	5,942
British American Tobacco PLC1	79,700	5,379
Imperial Brands PLC1	123,800	5,291
Altria Group, Inc.	65,370	4,668
Reckitt Benckiser Group PLC1	36,100	3,372
Danone SA1	30,200	2,532
Japan Tobacco Inc.1	75,700	2,438

American Funds Insurance Series — Capital Income Builder — Page 50 of 171

Common stocks Consumer staples (continued)	Shares	Value (000)
Nestlé SA1	26,616	$2,287
Carlsberg A/S, Class B1	16,100	1,928
		52,422
Information technology 8.46%
Microsoft Corp.	132,120	11,302
QUALCOMM Inc.	172,400	11,037
Taiwan Semiconductor Manufacturing Co., Ltd.1	1,005,800	7,729
Intel Corp.	151,900	7,012
HP Inc.	183,600	3,857
Vanguard International Semiconductor Corp.1	1,659,000	3,670
VTech Holdings Ltd.1	217,400	2,849
Delta Electronics, Inc.1	585,000	2,817
		50,273
Consumer discretionary 6.27%
Las Vegas Sands Corp.	176,600	12,272
Greene King PLC1	948,000	7,101
Sands China Ltd.1	944,000	4,859
SES SA, Class A (FDR)1	233,286	3,635
Intercontinental Hotels Group PLC1	41,900	2,665
Starbucks Corp.	38,200	2,194
Modern Times Group MTG AB, Class B1	41,372	1,739
Gannett Co., Inc.	132,999	1,541
BCA Marketplace PLC1	460,000	1,267
		37,273
Telecommunication services 5.93%
Vodafone Group PLC1	4,255,100	13,442
HKT Trust and HKT Ltd., units1	4,775,340	6,090
Koninklijke KPN NV1	1,553,475	5,420
NTT DoCoMo, Inc.1	121,700	2,875
AT&T Inc.	65,600	2,550
Verizon Communications Inc.	47,650	2,522
Inmarsat PLC1	260,191	1,724
Singapore Telecommunications Ltd.1	239,800	640
		35,263
Real estate 4.88%
Crown Castle International Corp. REIT	76,900	8,537
Link REIT1	690,500	6,398
Digital Realty Trust, Inc. REIT	51,200	5,832
Iron Mountain Inc. REIT	115,800	4,369
Nexity SA, Class A, non-registered shares1	65,289	3,886
		29,022
Utilities 4.44%
SSE PLC1	397,689	7,085
PG&E Corp.	115,756	5,189
Enel SPA1	734,176	4,513
National Grid PLC1	357,100	4,195
Infratil Ltd.1	1,291,737	3,038
Iberdrola, SA, non-registered shares1	307,404	2,379
		26,399

American Funds Insurance Series — Capital Income Builder — Page 51 of 171

Common stocks Health care 3.93%	Shares	Value (000)
AstraZeneca PLC (ADR)	113,500	$3,939
AstraZeneca PLC1	39,300	2,697
Roche Holding AG, non-registered shares, nonvoting1	23,575	5,963
Gilead Sciences, Inc.	59,200	4,241
Pfizer Inc.	94,900	3,437
Johnson & Johnson	22,000	3,074
		23,351
Industrials 3.54%
Airbus SE, non-registered shares1	82,392	8,182
Boeing Co.	17,600	5,190
Lockheed Martin Corp.	9,760	3,134
BAE Systems PLC1	278,100	2,139
Capita PLC1	294,400	1,592
Air New Zealand Ltd.1	361,960	815
		21,052
Materials 2.06%
DowDuPont Inc.	84,800	6,040
Potash Corp. of Saskatchewan Inc.	161,800	3,341
Givaudan SA1	1,253	2,890
		12,271
Miscellaneous 0.22%
Other common stocks in initial period of acquisition		1,290
Total common stocks (cost: $377,538,000)		409,382
Convertible stocks 2.52% Real estate 2.52%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	100,400	12,625
Crown Castle International Corp., Series A, 7.00% convertible preferred 2020	2,231	2,342
Total convertible stocks (cost: $14,048,000)		14,967
Bonds, notes & other debt instruments 23.70% U.S. Treasury bonds & notes 14.63% U.S. Treasury 13.42%	Principal amount (000)
U.S. Treasury 1.875% 2020	$ 78	78
U.S. Treasury 8.00% 2021	5,500	6,704
U.S. Treasury 8.125% 2021	8,200	9,933
U.S. Treasury 1.625% 2022	6,050	5,901
U.S. Treasury 1.75% 2022	5,015	4,925
U.S. Treasury 1.875% 2022	9,000	8,879
U.S. Treasury 1.875% 2022	1,000	986
U.S. Treasury 2.00% 2022	15,000	14,872
U.S. Treasury 2.00% 2022	3,000	2,973
U.S. Treasury 2.00% 2025	9,400	9,175
U.S. Treasury 2.00% 2026	3,500	3,390
U.S. Treasury 2.25% 2027	3,700	3,650
U.S. Treasury 2.875% 2045	4,500	4,616
U.S. Treasury 0% 2047	8,300	3,657
		79,739

American Funds Insurance Series — Capital Income Builder — Page 52 of 171

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 1.21%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 20253	$1,144	$1,146
U.S. Treasury Inflation-Protected Security 0.625% 20263	1,973	2,004
U.S. Treasury Inflation-Protected Security 0.375% 20273	4,085	4,056
		7,206
Total U.S. Treasury bonds & notes		86,945
Mortgage-backed obligations 4.78% Federal agency mortgage-backed obligations 4.70%
Fannie Mae 4.00% 20464	1,171	1,226
Fannie Mae 4.00% 20474	13,899	14,559
Fannie Mae 4.00% 20474	872	914
Fannie Mae 4.50% 20484,5	6,270	6,664
Freddie Mac 2.50% 20324	110	110
Freddie Mac 2.50% 20334	153	153
Freddie Mac 4.00% 20474	476	498
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 20564	562	558
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.00% 20564	277	276
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20564	519	519
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.25% 20574	230	229
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20574	175	179
Government National Mortgage Assn. 4.50% 20454	359	380
Government National Mortgage Assn. 4.50% 20454	231	244
Government National Mortgage Assn. 4.50% 20484,5	475	498
Government National Mortgage Assn. 5.637% 20594	4	4
Government National Mortgage Assn. 4.812% 20604	25	25
Government National Mortgage Assn. 5.46% 20604	64	66
Government National Mortgage Assn. 4.661% 20614	89	91
Government National Mortgage Assn. 4.801% 20614	55	55
Government National Mortgage Assn. 6.87% 20614	12	13
Government National Mortgage Assn. 4.566% 20624	51	53
Government National Mortgage Assn. 4.633% 20624	316	324
Government National Mortgage Assn. 4.307% 20634	123	127
Government National Mortgage Assn. 4.479% 20634	55	57
Government National Mortgage Assn. 4.565% 20634	145	150
		27,972
Collateralized mortgage-backed (privately originated) 0.07%
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.3207% 20272,4	374	377
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20271,2,4	56	56
		433
Commercial mortgage-backed securities 0.01%
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.105% 20494,6	28	28
Total mortgage-backed obligations		28,433
Corporate bonds & notes 3.62% Financials 1.19%
Bank of America Corp. 3.004% 20232	325	326
Bank of America Corp. 4.10% 2023	1,000	1,063
Bank of America Corp. 3.419% 20282	1,106	1,107
BB&T Corp. 6.85% 2019	100	106
Berkshire Hathaway Inc. 4.25% 2021	100	106
BNP Paribas 5.00% 2021	300	323

American Funds Insurance Series — Capital Income Builder — Page 53 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
BPCE SA group 4.00% 2024	$1,000	$1,058
Citigroup Inc. 4.50% 2022	230	245
Goldman Sachs Group, Inc. 5.25% 2021	500	542
Goldman Sachs Group, Inc., Series D, 6.00% 2020	300	324
JPMorgan Chase & Co. 6.30% 2019	200	211
JPMorgan Chase & Co. 4.25% 2020	300	315
JPMorgan Chase & Co. 3.54% 2028	75	76
Morgan Stanley 7.30% 2019	200	213
Morgan Stanley 5.50% 2020	300	322
US Bancorp. 2.00% 2020	250	249
US Bancorp. 2.375% 2026	65	61
Wells Fargo & Co. 4.60% 2021	300	319
Wells Fargo & Co. 3.584% 2028	85	87
		7,053
Energy 0.52%
Anadarko Petroleum Corp. 4.85% 2021	500	528
Anadarko Petroleum Corp. 6.60% 2046	65	84
Andeavor Logistics LP 4.25% 2027	100	101
Baker Hughes, a GE Co. 4.08% 20472	150	153
Canadian Natural Resources Ltd. 4.95% 2047	75	84
Cenovus Energy Inc. 4.25% 2027	105	105
Cenovus Energy Inc. 5.40% 2047	65	69
Enbridge Energy Partners, LP 7.375% 2045	225	300
Energy Transfer Partners, LP 4.00% 2027	215	211
Energy Transfer Partners, LP 5.40% 2047	125	127
EQT Corp. 3.90% 2027	200	199
Halliburton Co. 5.00% 2045	80	92
Kinder Morgan, Inc. 5.55% 2045	200	219
Marathon Oil Corp. 4.40% 2027	5	5
MPLX LP 5.20% 2047	35	39
Phillips 66 Partners LP 4.90% 2046	50	53
Sabine Pass Liquefaction, LLC 5.625% 2021	275	295
Schlumberger BV 3.625% 20222	200	206
Williams Partners LP 4.125% 2020	200	208
		3,078
Utilities 0.46%
EDP Finance BV 6.00% 20182	400	401
Enel Finance International SA 3.50% 20282	200	196
Entergy Corp. 5.125% 2020	200	211
Entergy Corp. 4.00% 2022	500	522
FirstEnergy Corp. 3.90% 2027	175	180
FirstEnergy Corp. 3.50% 20282	60	60
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	100	106
NV Energy, Inc 6.25% 2020	200	220
Pacific Gas and Electric Co. 3.30% 20272	200	198
Progress Energy, Inc. 7.05% 2019	100	106
Public Service Electric and Gas Co. 3.60% 2047	115	118
SCANA Corp. 6.25% 2020	400	425
		2,743

American Funds Insurance Series — Capital Income Builder — Page 54 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples 0.35%	Principal amount (000)	Value (000)
Altria Group, Inc. 9.25% 2019	$200	$222
Anheuser-Busch InBev NV 4.90% 2046	170	198
British American Tobacco PLC 3.557% 20272	600	602
Constellation Brands, Inc. 6.00% 2022	600	675
Molson Coors Brewing Co. 4.20% 2046	65	66
Reynolds American Inc. 6.875% 2020	300	329
		2,092
Telecommunication services 0.31%
AT&T Inc. 5.15% 20462	225	231
AT&T Inc. 5.15% 2050	70	70
Deutsche Telekom International Finance BV 6.75% 2018	450	463
Deutsche Telekom International Finance BV 6.00% 2019	450	475
Deutsche Telekom International Finance BV 3.60% 20272	150	151
Verizon Communications Inc. 4.60% 2021	300	319
Verizon Communications Inc. 4.522% 2048	150	148
		1,857
Health care 0.30%
Abbott Laboratories 3.40% 2023	290	295
AbbVie Inc. 4.45% 2046	125	136
Allergan PLC 4.75% 2045	50	53
Becton, Dickinson and Co. 3.70% 2027	220	222
Boston Scientific Corp. 6.00% 2020	200	214
McKesson Corp. 7.50% 2019	100	106
Medtronic, Inc. 4.125% 2021	200	210
Teva Pharmaceutical Finance Company BV 3.15% 2026	425	351
Thermo Fisher Scientific Inc. 4.70% 2020	200	210
		1,797
Consumer discretionary 0.28%
Amazon.com, Inc. 4.05% 20472	95	103
Bayerische Motoren Werke AG 2.80% 20262	75	73
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	310	308
Comcast Corp. 5.15% 2020	100	106
Comcast Corp. 4.00% 2047	100	105
Ford Motor Credit Co. 8.125% 2020	300	332
General Motors Financial Co. 4.375% 2021	400	421
Time Warner Inc. 4.75% 2021	200	213
		1,661
Industrials 0.09%
3M Co. 2.25% 2023	110	109
General Electric Capital Corp. 5.50% 2020	150	160
Johnson Controls, Inc. 5.00% 2020	200	211
United Technologies Corp. 3.125% 2027	75	75
		555
Information technology 0.09%
Microsoft Corp. 4.00% 2021	500	525

American Funds Insurance Series — Capital Income Builder — Page 55 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate 0.03%	Principal amount (000)	Value (000)
Hospitality Properties Trust 3.95% 2028	$70	$68
UDR, Inc. 3.50% 2028	85	85
		153
Total corporate bonds & notes		21,514
Asset-backed obligations 0.67%
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 20204	3,000	3,000
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 20192,4	4	4
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 20192,4	96	96
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20204	18	18
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 20204	159	159
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 20202,4	705	704
		3,981
Total bonds, notes & other debt instruments (cost: $141,713,000)		140,873
Short-term securities 5.71%
Cisco Systems, Inc. 1.23%–1.60% due 1/10/2018–3/6/20182	13,100	13,081
Federal Home Loan Bank 1.14% due 1/26/2018	8,500	8,493
General Electric Co. 1.42% due 1/2/2018	12,400	12,398
Total short-term securities (cost: $33,975,000)		33,972
Total investment securities 100.80% (cost: $567,274,000)		599,194
Other assets less liabilities (0.80)%		(4,737)
Net assets 100.00%		$594,457

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $207,660,000, which represented 34.93% of the net assets of the fund. This amount includes $207,107,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,622,000, which represented 3.13% of the net assets of the fund.
3	Index-linked bond whose principal amount moves with a government price index.
4	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5	Purchased on a TBA basis.
6	Coupon rate may change periodically.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
FDR = Fiduciary Depositary Receipts
GBP = British pounds
TBA = To-be-announced

American Funds Insurance Series — Capital Income Builder — Page 56 of 171

Asset Allocation Fund

Investment portfolio

December 31, 2017

Common stocks 64.31% Information technology 17.88%	Shares	Value (000)
Microsoft Corp.	10,520,000	$899,881
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,001,000	594,790
Taiwan Semiconductor Manufacturing Co., Ltd.1	8,600,000	66,083
ASML Holding NV (New York registered)	2,502,100	434,915
VeriSign, Inc.2	3,140,000	359,342
Intel Corp.	6,945,000	320,581
Broadcom Ltd.	1,245,000	319,840
Facebook, Inc., Class A2	1,385,000	244,397
Alphabet Inc., Class C2	133,985	140,202
Alphabet Inc., Class A2	83,000	87,432
Intuit Inc.	1,100,000	173,558
Western Digital Corp.	2,100,000	167,013
AAC Technologies Holdings Inc.1	8,000,000	142,276
Symantec Corp.	5,000,000	140,300
Visa Inc., Class A	1,150,200	131,146
Apple Inc.	750,000	126,922
Amphenol Corp., Class A	1,300,000	114,140
RingCentral, Inc., Class A2	1,415,000	68,486
Fiserv, Inc.2	350,000	45,895
MasterCard Inc., Class A	57,000	8,628
Corporate Risk Holdings I, Inc.1,2,3,4	168,812	2,985
Corporate Risk Holdings Corp.1,2,3,4	854	—
		4,588,812
Health care 9.26%
UnitedHealth Group Inc.	2,542,000	560,409
Johnson & Johnson	2,850,000	398,202
Aetna Inc.	1,600,000	288,624
Humana Inc.	965,000	239,388
Express Scripts Holding Co.2	3,100,000	231,384
Merck & Co., Inc.	2,170,300	122,123
Molina Healthcare, Inc.2	1,500,000	115,020
Gilead Sciences, Inc.	1,500,000	107,460
Regeneron Pharmaceuticals, Inc.2	220,467	82,887
Incyte Corp.2	764,450	72,401
Bristol-Myers Squibb Co.	978,000	59,932
AbbVie Inc.	575,000	55,608
AstraZeneca PLC (ADR)	1,251,300	43,420
Rotech Healthcare Inc.1,2,3,4	184,138	368
		2,377,226
Financials 9.12%
Chubb Ltd.	2,410,000	352,173
JPMorgan Chase & Co.	2,600,000	278,044
Arch Capital Group Ltd.2	2,632,000	238,907
First Republic Bank	2,480,000	214,867

American Funds Insurance Series — Asset Allocation Fund — Page 57 of 171

Common stocks Financials (continued)	Shares	Value (000)
Wells Fargo & Co.	3,406,400	$206,666
Bank of America Corp.	7,000,000	206,640
Citigroup Inc.	2,750,000	204,628
BNP Paribas SA1	1,500,000	111,861
PNC Financial Services Group, Inc.	708,000	102,157
Capital One Financial Corp.	1,000,000	99,580
Oaktree Capital Group, LLC	2,335,000	98,304
Goldman Sachs Group, Inc.	275,000	70,059
Blackstone Group LP	1,510,000	48,350
RenaissanceRe Holdings Ltd.	329,500	41,382
SunTrust Banks, Inc.	510,000	32,941
Berkshire Hathaway Inc., Class A2	84	24,998
HDFC Bank Ltd.1	297,000	8,783
		2,340,340
Consumer discretionary 6.76%
Comcast Corp., Class A	9,350,000	374,467
Home Depot, Inc.	1,500,000	284,295
Newell Brands Inc.	7,168,500	221,507
Amazon.com, Inc.2	160,225	187,378
VF Corp.	2,250,000	166,500
General Motors Co.	3,500,000	143,465
NIKE, Inc., Class B	1,980,000	123,849
Starbucks Corp.	1,339,700	76,939
CBS Corp., Class B	1,000,000	59,000
Charter Communications, Inc., Class A2	138,126	46,405
Netflix, Inc.2	181,000	34,745
McDonald’s Corp.	95,000	16,351
		1,734,901
Energy 5.61%
Noble Energy, Inc.	10,500,000	305,970
Weatherford International PLC2,5	56,000,000	233,520
Royal Dutch Shell PLC, Class B (ADR)	2,412,000	164,716
Royal Dutch Shell PLC, Class A (ADR)	10,061	671
Chevron Corp.	1,279,750	160,212
Suncor Energy Inc.	4,000,000	146,858
Enbridge Inc.	2,242,200	87,693
Enbridge Inc. (CAD denominated)1,6	52,155	1,999
Enbridge Inc. (CAD denominated)	47,742	1,867
Cabot Oil & Gas Corp.	3,000,000	85,800
Concho Resources Inc.2	500,000	75,110
Halliburton Co.	1,500,000	73,305
Schlumberger Ltd.	660,000	44,477
Extraction Oil & Gas, Inc.2	3,000,000	42,930
ConocoPhillips	250,000	13,722
		1,438,850
Consumer staples 4.47%
Nestlé SA1	2,908,230	249,910
Nestlé SA (ADR)	900,000	77,373
Philip Morris International Inc.	2,375,000	250,919
Associated British Foods PLC1	4,600,000	174,876
British American Tobacco PLC1	2,357,400	159,102
Altria Group, Inc.	1,400,000	99,974

American Funds Insurance Series — Asset Allocation Fund — Page 58 of 171

Common stocks Consumer staples (continued)	Shares	Value (000)
Colgate-Palmolive Co.	1,000,000	$75,450
Mondelez International, Inc.	1,025,000	43,870
Coca-Cola Co.	307,700	14,117
		1,145,591
Materials 3.59%
DowDuPont Inc.	5,877,000	418,560
LyondellBasell Industries NV	2,200,000	242,704
Nucor Corp.	1,750,000	111,265
Royal Gold, Inc.	695,000	57,074
Praxair, Inc.	355,000	54,911
Franco-Nevada Corp.	290,918	23,250
Newmont Mining Corp.	380,000	14,258
		922,022
Industrials 3.38%
Lockheed Martin Corp.	1,262,000	405,165
Boeing Co.	1,239,000	365,393
IDEX Corp.	406,100	53,593
TransDigm Group Inc.	75,000	20,597
Waste Management, Inc.	214,000	18,468
CEVA Group PLC1,2,4	6,143	2,948
Atrium Corp.1,2,3,6	535	16
		866,180
Real estate 1.28%
Simon Property Group, Inc. REIT	700,000	120,218
Crown Castle International Corp. REIT	705,000	78,262
American Tower Corp. REIT	479,100	68,353
Public Storage REIT	300,000	62,700
		329,533
Telecommunication services 0.39%
AT&T Inc.	2,000,000	77,760
Verizon Communications Inc.	400,000	21,172
NII Holdings, Inc.2	690,145	293
		99,225
Miscellaneous 2.57%
Other common stocks in initial period of acquisition		660,297
Total common stocks (cost: $11,282,199,000)		16,502,977
Rights & warrants 0.00% Industrials 0.00%
Associated Materials, LLC, warrants, expire 20231,2,3	71,030	—
Total rights & warrants (cost: $0)		—

American Funds Insurance Series — Asset Allocation Fund — Page 59 of 171

Convertible stocks 0.05% Industrials 0.05%	Shares	Value (000)
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.731%1,2,4	6,267	$4,183
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.731%1,2,4	5,998	2,879
Associated Materials, LLC, 14.00% convertible preferred 20201,3	5,000	5,725
Total convertible stocks (cost: $19,828,000)		12,787
Bonds, notes & other debt instruments 26.66% U.S. Treasury bonds & notes 11.42% U.S. Treasury 9.31%	Principal amount (000)
U.S. Treasury 0.625% 2018	$ 25,930	25,864
U.S. Treasury 0.75% 2018	39,002	38,942
U.S. Treasury 3.50% 2018	20,000	20,052
U.S. Treasury 0.875% 2019	40,000	39,334
U.S. Treasury 1.125% 2019	35,000	34,714
U.S. Treasury 1.25% 2019	7,500	7,445
U.S. Treasury 1.25% 2019	5,000	4,961
U.S. Treasury 1.375% 2019	4,500	4,456
U.S. Treasury 1.50% 2019	400,000	398,592
U.S. Treasury 1.50% 2019	59,825	59,397
U.S. Treasury 1.75% 2019	21,800	21,756
U.S. Treasury 1.25% 20207	318,117	313,985
U.S. Treasury 1.25% 2020	93,000	91,753
U.S. Treasury 1.375% 2020	55,000	54,403
U.S. Treasury 1.375% 2020	21,500	21,253
U.S. Treasury 1.50% 2020	500	495
U.S. Treasury 1.625% 2020	125,000	124,041
U.S. Treasury 1.625% 2020	10,000	9,941
U.S. Treasury 1.125% 2021	42,000	40,580
U.S. Treasury 1.125% 2021	10,000	9,673
U.S. Treasury 1.375% 2021	49,410	48,472
U.S. Treasury 1.375% 2021	23,500	22,975
U.S. Treasury 1.375% 2021	13,500	13,210
U.S. Treasury 1.75% 2021	9,500	9,369
U.S. Treasury 2.25% 2021	9,730	9,790
U.S. Treasury 1.75% 2022	31,750	31,181
U.S. Treasury 1.875% 2022	100,000	98,922
U.S. Treasury 1.875% 2022	20,500	20,225
U.S. Treasury 1.875% 2022	8,000	7,885
U.S. Treasury 2.00% 2022	25,000	24,776
U.S. Treasury 1.375% 2023	8,000	7,621
U.S. Treasury 1.375% 2023	5,000	4,767
U.S. Treasury 1.625% 2023	5,000	4,844
U.S. Treasury 2.125% 2023	15,250	15,128
U.S. Treasury 2.25% 2023	5,000	4,991
U.S. Treasury 2.00% 2024	12,000	11,785
U.S. Treasury 2.00% 2024	7,500	7,357
U.S. Treasury 2.125% 2024	52,500	51,986
U.S. Treasury 2.125% 2024	15,500	15,318
U.S. Treasury 2.125% 2024	10,250	10,122
U.S. Treasury 2.125% 2024	10,000	9,899
U.S. Treasury 2.25% 2024	15,500	15,429
U.S. Treasury 2.25% 2024	5,000	4,989
U.S. Treasury 2.375% 2024	70,000	70,235
U.S. Treasury 2.50% 2024	700	708

American Funds Insurance Series — Asset Allocation Fund — Page 60 of 171

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.00% 2025	$44,800	$43,728
U.S. Treasury 1.50% 2026	500	466
U.S. Treasury 1.625% 2026	7,000	6,616
U.S. Treasury 1.625% 2026	1,500	1,415
U.S. Treasury 2.00% 2026	8,000	7,748
U.S. Treasury 2.25% 2027	126,075	124,536
U.S. Treasury 2.25% 2027	47,000	46,361
U.S. Treasury 2.375% 2027	880	878
U.S. Treasury 4.75% 2041	15,000	20,370
U.S. Treasury 2.50% 2046	5,000	4,760
U.S. Treasury 2.875% 2046	147,158	150,997
U.S. Treasury 2.75% 2047	33,400	33,447
U.S. Treasury 3.00% 2047	70,000	73,620
U.S. Treasury 3.00% 2047	28,460	29,927
		2,388,490
U.S. Treasury inflation-protected securities 2.11%
U.S. Treasury Inflation-Protected Security 0.125% 20218	38,924	38,767
U.S. Treasury Inflation-Protected Security 0.125% 20248	675	667
U.S. Treasury Inflation-Protected Security 0.625% 20248	215,862	219,605
U.S. Treasury Inflation-Protected Security 0.25% 20258	1,661	1,646
U.S. Treasury Inflation-Protected Security 0.375% 20258	15,967	15,992
U.S. Treasury Inflation-Protected Security 2.375% 20258	196	224
U.S. Treasury Inflation-Protected Security 0.125% 20268	20,581	20,113
U.S. Treasury Inflation-Protected Security 0.625% 20268	23,124	23,492
U.S. Treasury Inflation-Protected Security 0.375% 20278	18,125	17,996
U.S. Treasury Inflation-Protected Security 0.375% 20278	5,042	5,016
U.S. Treasury Inflation-Protected Security 0.75% 20428	18,765	18,954
U.S. Treasury Inflation-Protected Security 1.375% 20448	135,765	156,816
U.S. Treasury Inflation-Protected Security 1.00% 20468	5,205	5,560
U.S. Treasury Inflation-Protected Security 0.875% 20478	15,328	15,928
		540,776
Total U.S. Treasury bonds & notes		2,929,266
Corporate bonds & notes 8.93% Energy 1.77%
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.960% 20219,10,11,12	5,189	208
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.710% 20209,10,11,12	6,933	5,130
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 7.885% 20196,12	1,050	950
American Energy (Permian Basin) 7.125% 20206	7,345	5,986
American Energy (Permian Basin) 7.375% 20216	5,725	4,637
Anadarko Petroleum Corp. 4.85% 2021	3,455	3,651
Anadarko Petroleum Corp. 5.55% 2026	2,250	2,528
Anadarko Petroleum Corp. 6.60% 2046	2,300	2,967
APT Pipelines Ltd. 4.20% 20256	3,565	3,707
Blackstone CQP Holdco LP, 6.00% 20214,6	5,700	5,743
Blackstone CQP Holdco LP, 6.50% 20214,6	21,325	21,751
Boardwalk Pipelines, LP 5.95% 2026	2,000	2,234
Boardwalk Pipelines, LP 4.45% 2027	735	749
Canadian Natural Resources Ltd. 2.95% 2023	7,975	7,947
Canadian Natural Resources Ltd. 3.85% 2027	1,000	1,022
Canadian Natural Resources Ltd. 4.95% 2047	1,000	1,123
Cenovus Energy Inc. 3.80% 2023	3,970	4,014

American Funds Insurance Series — Asset Allocation Fund — Page 61 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Cenovus Energy Inc. 4.25% 2027	$6,625	$6,620
Cenovus Energy Inc. 5.25% 2037	2,000	2,065
Cenovus Energy Inc. 5.40% 2047	2,000	2,111
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.609% 201912	4,525	4,525
Chesapeake Energy Corp. 4.875% 2022	6,250	5,953
Chesapeake Energy Corp. 8.00% 20256	5,450	5,511
Chesapeake Energy Corp. 8.00% 20276	3,375	3,248
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 7.50%) 8.954% 202110,11,12	1,150	1,227
Chevron Corp. 2.498% 2022	2,730	2,735
Chevron Corp. 2.566% 2023	2,000	1,997
Chevron Corp. 3.326% 2025	1,165	1,200
ConocoPhillips 4.20% 2021	2,640	2,778
ConocoPhillips 4.95% 2026	1,750	1,989
CONSOL Energy Inc. 5.875% 2022	18,950	19,447
Convey Park Energy LLC 7.50% 20256	2,000	2,089
DCP Midstream Operating LP 4.95% 2022	4,775	4,984
Devon Energy Corp. 5.00% 2045	3,590	4,017
Diamond Offshore Drilling, Inc. 7.875% 2025	2,550	2,687
Diamond Offshore Drilling, Inc. 4.875% 2043	4,685	3,443
Enbridge Energy Partners, LP 5.20% 2020	120	126
Enbridge Energy Partners, LP 5.875% 2025	3,825	4,338
Enbridge Energy Partners, LP, Series B, 6.50% 2018	3,900	3,952
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,595
Enbridge Inc. 4.00% 2023	3,035	3,162
Enbridge Inc. 3.50% 2024	1,000	1,012
Enbridge Inc. 4.25% 2026	370	387
Enbridge Inc. 5.50% 2046	965	1,164
Energy Transfer Partners, LP 4.15% 2020	3,500	3,616
Energy Transfer Partners, LP 7.50% 2020	1,175	1,295
Energy Transfer Partners, LP 5.875% 2024	2,775	2,928
Energy Transfer Partners, LP 4.75% 2026	6,500	6,753
Energy Transfer Partners, LP 4.00% 2027	1,126	1,106
Energy Transfer Partners, LP 4.20% 2027	430	428
Energy Transfer Partners, LP 5.50% 2027	6,420	6,564
Energy Transfer Partners, LP 5.30% 2047	3,000	2,990
Energy Transfer Partners, LP 5.40% 2047	7,686	7,783
EnLink Midstream Partners, LP 4.15% 2025	7,330	7,416
EnLink Midstream Partners, LP 4.85% 2026	2,500	2,623
EnLink Midstream Partners, LP 5.05% 2045	3,135	3,105
EnLink Midstream Partners, LP 5.45% 2047	1,415	1,500
Ensco PLC 5.75% 2044	6,295	4,344
Enterprise Products Operating LLC 4.90% 2046	1,000	1,105
EOG Resources, Inc. 4.15% 2026	2,980	3,176
EQT Corp. 3.00% 2022	975	966
EQT Corp. 3.90% 2027	1,810	1,802
Exxon Mobil Corp. 2.222% 2021	5,070	5,060
Exxon Mobil Corp. 2.726% 2023	3,000	3,023
Exxon Mobil Corp. 3.043% 2026	2,250	2,287
Genesis Energy, LP 6.75% 2022	3,750	3,909
Genesis Energy, LP 6.50% 2025	2,050	2,091
Halliburton Co. 3.80% 2025	6,915	7,197
Halliburton Co. 4.85% 2035	1,000	1,124
Halliburton Co. 5.00% 2045	1,000	1,152
Jonah Energy LLC 7.25% 20256	1,475	1,488

American Funds Insurance Series — Asset Allocation Fund — Page 62 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Jupiter Resources Inc. 8.50% 20226	$1,500	$938
Kinder Morgan Energy Partners, LP 3.50% 2021	40	41
Kinder Morgan Energy Partners, LP 5.40% 2044	1,380	1,463
Kinder Morgan Energy Partners, LP 5.50% 2044	3,578	3,822
Kinder Morgan Finance Co. 5.05% 2046	1,500	1,561
Kinder Morgan, Inc. 3.05% 2019	2,520	2,543
Kinder Morgan, Inc. 4.30% 2025	1,625	1,695
Kinder Morgan, Inc. 5.55% 2045	1,000	1,097
Marathon Oil Corp. 4.40% 2027	4,955	5,187
MPLX LP 4.125% 2027	2,680	2,749
MPLX LP 5.20% 2047	1,000	1,101
NGL Energy Partners LP 6.875% 2021	5,505	5,643
NGL Energy Partners LP 6.125% 2025	6,935	6,796
Noble Corp. PLC 7.70% 2025	3,175	2,683
Noble Corp. PLC 8.70% 2045	3,525	2,811
Noble Energy, Inc. 3.85% 2028	10,485	10,535
Noble Energy, Inc. 4.95% 2047	1,050	1,127
Peabody Energy Corp. 6.00% 20226	1,000	1,041
Peabody Energy Corp. 6.375% 20256	600	626
Petróleos Mexicanos 6.75% 2047	4,115	4,306
Petróleos Mexicanos 6.75% 20476	1,125	1,177
Phillips 66 Partners LP 3.55% 2026	335	333
Phillips 66 Partners LP 3.75% 2028	1,055	1,057
Phillips 66 Partners LP 4.68% 2045	800	824
Phillips 66 Partners LP 4.90% 2046	5,975	6,340
Pioneer Natural Resources Co. 3.45% 2021	3,345	3,414
QGOG Constellation SA 9.50% 2024 (5.26% PIK)6,11,13	851	575
Sabine Pass Liquefaction, LLC 5.875% 2026	1,235	1,389
Sabine Pass Liquefaction, LLC 4.20% 2028	12,540	12,709
Schlumberger BV 3.625% 20226	2,800	2,885
Schlumberger BV 4.00% 20256	120	126
Seven Generations Energy Ltd. 6.75% 20236	2,000	2,135
Shell International Finance BV 2.25% 2020	1,965	1,965
SM Energy Co. 6.50% 2021	2,325	2,366
SM Energy Co. 5.625% 2025	3,300	3,218
Southwestern Energy Co. 4.10% 2022	10,660	10,527
Southwestern Energy Co. 7.50% 2026	1,155	1,229
Spectra Energy Partners, LP 3.375% 2026	615	609
Statoil ASA 2.75% 2021	1,925	1,952
Statoil ASA 3.25% 2024	2,850	2,932
Statoil ASA 4.25% 2041	2,000	2,166
Sunoco LP 6.25% 2021	5,015	5,226
Targa Resources Partners LP 4.125% 2019	7,330	7,394
Targa Resources Partners LP 6.75% 2024	2,965	3,191
Teekay Corp. 8.50% 2020	15,180	15,522
Tesoro Logistics LP 5.50% 2019	3,410	3,544
Tesoro Logistics LP 5.25% 2025	350	369
TransCanada Corp. 6.50% 2018	475	488
TransCanada PipeLines Ltd. 7.625% 2039	5,000	7,542
Transocean Inc. 9.00% 20236	2,100	2,279
Ultra Petroleum Corp. 6.875% 20226	3,310	3,331
Ultra Petroleum Corp. 7.125% 20256	1,775	1,777
Vine Oil & Gas LP 8.75% 20236	2,500	2,431
Weatherford International PLC 4.50% 20225	2,670	2,430

American Funds Insurance Series — Asset Allocation Fund — Page 63 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Weatherford International PLC 8.25% 20235	$5,500	$5,569
Weatherford International PLC 6.50% 20365	7,595	6,285
Weatherford International PLC 6.75% 20405	7,825	6,456
Western Gas Partners LP 4.65% 2026	925	963
Williams Companies, Inc. 3.70% 2023	2,620	2,620
Williams Partners LP 3.60% 2022	1,500	1,536
Williams Partners LP 4.30% 2024	160	168
		453,354
Financials 1.37%
ACE INA Holdings Inc. 2.30% 2020	1,345	1,343
ACE INA Holdings Inc. 2.875% 2022	3,880	3,935
ACE INA Holdings Inc. 3.35% 2026	880	899
ACE INA Holdings Inc. 4.35% 2045	800	905
Allstate Corp. 3.28% 2026	5,095	5,180
American Express Co. 2.20% 2020	6,000	5,954
Bank of America Corp. 2.625% 2020	4,037	4,072
Bank of America Corp. 2.625% 2021	2,000	2,011
Bank of America Corp. 3.248% 2027	1,500	1,490
Bank of America Corp. 3.419% 20286	8,949	8,959
Bank of America Corp. 3.593% 2028	4,250	4,324
Bank of America Corp. 3.824% 2028	1,250	1,294
Bank of America Corp. 4.244% 2038	1,000	1,086
BB&T Corp. 2.45% 2020	6,000	6,021
BB&T Corp. 2.625% 2022	2,500	2,506
BB&T Corp. 2.75% 2022	6,000	6,045
Berkshire Hathaway Finance Corp. 1.30% 2019	1,070	1,057
Berkshire Hathaway Inc. 2.20% 2021	1,000	997
Berkshire Hathaway Inc. 2.75% 2023	2,615	2,634
Berkshire Hathaway Inc. 3.125% 2026	1,000	1,012
BPCE SA group 5.70% 20236	4,460	4,948
BPCE SA group 5.15% 20246	3,000	3,257
CIT Group Inc. 3.875% 2019	14,485	14,666
Citigroup Inc. 1.70% 2018	150	150
Citigroup Inc. 2.35% 2021	8,650	8,562
Citigroup Inc. 2.90% 2021	4,000	4,030
Citigroup Inc. 3.20% 2026	2,211	2,196
Commonwealth Bank of Australia 2.25% 20206	1,000	997
Commonwealth Bank of Australia 2.75% 20226	1,000	1,003
Crédit Agricole SA 4.375% 20256	1,700	1,779
Credit Suisse Group AG 1.70% 2018	4,000	3,997
Credit Suisse Group AG 3.00% 2021	250	253
Credit Suisse Group AG 3.80% 2023	1,625	1,678
Danske Bank AS 2.00% 20216	2,365	2,314
Danske Bank AS 2.70% 20226	2,000	2,003
DNB ASA 2.375% 20216	3,000	2,982
Goldman Sachs Group, Inc. 1.95% 2019	3,900	3,878
Goldman Sachs Group, Inc. 2.55% 2019	4,000	4,009
Goldman Sachs Group, Inc. 2.875% 2021	231	233
Goldman Sachs Group, Inc. 5.25% 2021	200	217
Goldman Sachs Group, Inc. 3.00% 2022	4,750	4,770
Goldman Sachs Group, Inc. 2.905% 2023	10,900	10,834
Goldman Sachs Group, Inc. 2.908% 2023	3,000	2,983
Goldman Sachs Group, Inc. 3.50% 2025	280	285

American Funds Insurance Series — Asset Allocation Fund — Page 64 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 3.691% 2028	$2,000	$2,031
HSBC Holdings PLC 3.262% 2023	5,250	5,326
HSBC Holdings PLC 4.25% 2024	3,000	3,137
HSBC Holdings PLC 3.90% 2026	200	208
HSBC Holdings PLC 4.30% 2026	200	213
Icahn Enterprises Finance Corp. 6.25% 2022	4,150	4,254
Intercontinentalexchange, Inc. 2.50% 2018	4,000	4,017
Intesa Sanpaolo SpA 5.017% 20246	2,730	2,799
JPMorgan Chase & Co. 2.55% 2020	2,750	2,759
JPMorgan Chase & Co. 2.55% 2021	497	497
JPMorgan Chase & Co. 3.25% 2022	180	184
JPMorgan Chase & Co. 2.70% 2023	125	124
JPMorgan Chase & Co. 3.54% 2028	5,525	5,626
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% 2049	3,200	3,327
Lloyds Banking Group PLC 3.00% 2022	4,000	4,023
Lloyds Banking Group PLC 2.907% 2023	1,525	1,513
Lloyds Banking Group PLC 4.582% 2025	1,500	1,575
MetLife, Inc. 1.55% 20196	3,500	3,461
MetLife, Inc. 2.50% 20206	8,000	8,020
MetLife, Inc. 1.95% 20216	2,500	2,450
Morgan Stanley 2.50% 2021	3,000	2,996
Morgan Stanley (3-month USD-LIBOR + 1.22%) 2.617% 202412	3,000	3,065
Morgan Stanley 3.875% 2026	2,650	2,764
Morgan Stanley 3.625% 2027	2,775	2,843
National Australia Bank Ltd. 1.375% 2019	975	963
National Australia Bank Ltd. 1.875% 2021	975	955
Navient Corp. 4.875% 2019	7,800	7,951
Navient Corp. 6.50% 2022	3,325	3,492
Navient Corp. 5.50% 2023	3,640	3,645
Navient Corp. 6.125% 2024	2,550	2,595
New York Life Global Funding 1.50% 20196	1,525	1,505
New York Life Global Funding 1.70% 20216	1,500	1,457
New York Life Global Funding 2.35% 20266	1,190	1,137
Nordea Bank AB 2.50% 20206	4,450	4,456
PNC Bank 1.45% 2019	3,340	3,298
PNC Bank 2.30% 2020	250	250
PNC Bank 2.55% 2021	8,000	8,000
PNC Financial Services Group, Inc. 2.854% 2022	1,445	1,451
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,097
Prudential Financial, Inc. 3.50% 2024	4,000	4,160
Rabobank Nederland 2.75% 2022	2,825	2,849
Rabobank Nederland 4.375% 2025	5,500	5,814
Skandinaviska Enskilda Banken AB 2.625% 2021	250	251
Skandinaviska Enskilda Banken AB 2.80% 2022	4,750	4,790
Starwood Property Trust, Inc. 5.00% 2021	2,550	2,652
Travelers Companies, Inc. 4.00% 2047	1,735	1,851
UBS Group AG 4.125% 20256	2,750	2,888
UniCredit SPA 3.75% 20226	8,350	8,503
UniCredit SPA 4.625% 20276	3,125	3,302
UniCredit SPA 5.861% 20326	3,050	3,256
US Bancorp. 2.625% 2022	1,805	1,816
US Bancorp. 3.70% 2024	7,000	7,356
US Bancorp. 2.375% 2026	6,500	6,125
US Bancorp. 3.15% 2027	10,500	10,529

American Funds Insurance Series — Asset Allocation Fund — Page 65 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Wells Fargo & Co. 2.50% 2021	$7,500	$7,499
Wells Fargo & Co. 2.625% 2022	3,000	2,985
Wells Fargo & Co. 3.584% 2028	4,425	4,515
Westpac Banking Corp. 2.15% 2020	12,000	11,950
Westpac Banking Corp. 2.75% 2023	3,500	3,495
		350,798
Health care 1.23%
Abbott Laboratories 2.90% 2021	1,130	1,144
Abbott Laboratories 3.40% 2023	270	275
Abbott Laboratories 3.75% 2026	6,695	6,886
Abbott Laboratories 4.75% 2036	460	518
Abbott Laboratories 4.90% 2046	500	575
AbbVie Inc. 2.50% 2020	360	361
AbbVie Inc. 2.90% 2022	115	115
AbbVie Inc. 3.20% 2022	4,680	4,757
AbbVie Inc. 3.60% 2025	110	113
AbbVie Inc. 4.30% 2036	650	698
AbbVie Inc. 4.45% 2046	6,850	7,470
Aetna Inc. 1.70% 2018	855	854
Allergan PLC 2.35% 2018	2,000	2,002
Allergan PLC 3.00% 2020	1,050	1,060
Allergan PLC 3.45% 2022	7,645	7,774
Allergan PLC 3.80% 2025	1,253	1,277
Allergan PLC 4.55% 2035	2,202	2,335
Allergan PLC 4.75% 2045	795	849
Amgen Inc. 2.65% 2022	7,000	6,987
Amgen Inc. 2.70% 2022	3,400	3,399
Amgen Inc. 4.40% 2045	2,000	2,183
AstraZeneca PLC 3.375% 2025	7,890	8,033
Bayer AG 2.375% 20196	2,750	2,752
Becton, Dickinson and Co. 2.133% 2019	2,250	2,246
Becton, Dickinson and Co. 2.404% 2020	2,250	2,239
Becton, Dickinson and Co. 2.894% 2022	6,360	6,326
Becton, Dickinson and Co. 3.363% 2024	860	863
Boston Scientific Corp. 3.85% 2025	5,500	5,662
Centene Corp. 4.75% 2022	10,495	10,941
Centene Corp. 4.75% 2025	3,825	3,902
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.819% 202110,11,12	2,132	1,769
Concordia Healthcare Corp. 9.50% 20226	4,210	400
Concordia Healthcare Corp. 7.00% 20236	7,380	701
DaVita HealthCare Partners Inc. 5.00% 2025	3,875	3,884
DJO Finance LLC 8.125% 20216	900	846
EMD Finance LLC 2.40% 20206	210	210
EMD Finance LLC 2.95% 20226	1,010	1,015
EMD Finance LLC 3.25% 20256	6,170	6,213
Endo Finance LLC & Endo Finco Inc. 6.00% 20256	3,280	2,558
Endo International PLC 5.75% 20226	5,865	4,912
HCA Inc. 5.25% 2026	1,250	1,328
Healthsouth Corp. 5.75% 2024	6,850	7,038
Healthsouth Corp. 5.75% 2025	3,285	3,433
Jaguar Holding Co. 6.375% 20236	1,600	1,620
Johnson & Johnson 2.25% 2022	3,750	3,747
Johnson & Johnson 2.45% 2026	1,285	1,254

American Funds Insurance Series — Asset Allocation Fund — Page 66 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Johnson & Johnson 3.625% 2037	$1,000	$1,058
Johnson & Johnson 3.75% 2047	750	802
Kinetic Concepts, Inc. 12.50% 20216	2,430	2,740
Mallinckrodt PLC 4.875% 20206	5,360	5,172
Medtronic, Inc. 3.50% 2025	3,000	3,114
Medtronic, Inc. 3.35% 2027	1,500	1,541
Medtronic, Inc. 4.375% 2035	4,537	5,121
Medtronic, Inc. 4.625% 2045	3,260	3,804
Molina Healthcare, Inc. 5.375% 2022	8,985	9,412
Molina Healthcare, Inc. 4.875% 20256	4,725	4,737
Multiplan, Inc. 8.50% 20226,13	2,535	2,636
Quintiles Transnational Corp. 4.875% 20236	2,475	2,562
Roche Holdings, Inc. 2.875% 20216	8,625	8,756
Roche Holdings, Inc. 1.75% 20226	2,340	2,276
Roche Holdings, Inc. 3.35% 20246	1,200	1,242
Roche Holdings, Inc. 3.00% 20256	6,000	6,049
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)1,3,10,11,12,13	7,108	6,721
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.943% 20181,3,10,11,12	2,968	2,953
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.443% 20191,3,10,11,12	2,400	2,388
Shire PLC 1.90% 2019	2,130	2,111
Shire PLC 2.40% 2021	6,465	6,368
Shire PLC 3.20% 2026	1,500	1,469
Team Health Holdings, Inc. 6.375% 20256	2,525	2,266
Tenet Healthcare Corp. 4.375% 2021	3,650	3,659
Tenet Healthcare Corp. 4.625% 20246	3,153	3,086
Tenet Healthcare Corp., First Lien, 4.75% 2020	3,290	3,364
Tenet Healthcare Corp., First Lien, 6.00% 2020	10,405	11,040
Tenet Healthcare Corp., First Lien, 4.50% 2021	2,525	2,550
Teva Pharmaceutical Finance Company BV 1.40% 2018	735	730
Teva Pharmaceutical Finance Company BV 1.70% 2019	725	705
Teva Pharmaceutical Finance Company BV 2.20% 2021	10,720	9,800
Teva Pharmaceutical Finance Company BV 2.80% 2023	8,413	7,334
Teva Pharmaceutical Finance Company BV 3.15% 2026	12,876	10,648
Teva Pharmaceutical Finance Company BV 4.10% 2046	3,550	2,711
Thermo Fisher Scientific Inc. 2.40% 2019	4,025	4,036
Thermo Fisher Scientific Inc. 4.15% 2024	2,000	2,124
Valeant Pharmaceuticals International, Inc. 6.375% 20206	12,165	12,317
Valeant Pharmaceuticals International, Inc. 6.125% 20256	13,500	12,403
Valeant Pharmaceuticals International, Inc. 9.00% 20256	1,405	1,468
Zimmer Holdings, Inc. 3.15% 2022	6,070	6,090
		314,887
Utilities 0.81%
AEP Transmission Company LLC 3.75% 20476	2,390	2,462
AES Corp. 5.50% 2025	5,525	5,829
AES Corp. 6.00% 2026	2,990	3,244
Ameren Corp. 3.70% 2047	4,240	4,346
American Electric Power Co., Inc. 2.95% 2022	4,020	4,081
American Electric Power Co., Inc. 2.75% 2026	670	646
American Electric Power Co., Inc. 3.20% 2027	1,275	1,268
Berkshire Hathaway Energy Co. 2.40% 2020	1,245	1,251
Calpine Corp. 5.375% 2023	4,210	4,115
Calpine Corp. 5.25% 20266	4,970	4,889
Centerpoint Energy, Inc. 2.50% 2022	900	887

American Funds Insurance Series — Asset Allocation Fund — Page 67 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
CMS Energy Corp. 8.75% 2019	$667	$726
Comision Federal de Electricidad 4.75% 20276	1,270	1,334
Commonwealth Edison Company 2.55% 2026	750	726
Commonwealth Edison Company 4.35% 2045	2,085	2,347
Commonwealth Edison Company 3.65% 2046	2,000	2,023
Consumers Energy Co. 3.375% 2023	475	488
Consumers Energy Co. 3.125% 2024	3,785	3,828
Consumers Energy Co. 3.25% 2046	940	904
Dominion Resources, Inc. 1.875% 20186	2,500	2,493
Dominion Resources, Inc. 1.60% 2019	890	880
Dominion Resources, Inc. 2.962% 2019	300	302
Dominion Resources, Inc. 2.579% 2020	950	951
Dominion Resources, Inc. 2.00% 2021	790	773
Dominion Resources, Inc. 2.75% 2022	800	799
Dominion Resources, Inc. 2.85% 2026	1,500	1,451
Duke Energy Carolinas, Inc. 3.70% 2047	1,325	1,367
Duke Energy Corp. 1.80% 2021	275	268
Duke Energy Corp. 3.75% 2024	150	157
Duke Energy Corp. 2.65% 2026	2,325	2,231
Duke Energy Corp. 3.15% 2027	1,855	1,845
Duke Energy Florida, LLC 3.20% 2027	2,420	2,452
Duke Energy Ohio, Inc. 3.70% 2046	1,950	1,986
Duke Energy Progress Inc. 4.15% 2044	3,020	3,299
Duke Energy Progress Inc. 3.70% 2046	4,350	4,450
EDP Finance BV 4.125% 20206	3,402	3,510
EDP Finance BV 3.625% 20246	12,250	12,347
Electricité de France SA 2.35% 20206	650	649
Electricité de France SA 6.95% 20396	4,000	5,470
Emera US Finance LP 2.15% 2019	300	299
Emera US Finance LP 2.70% 2021	770	769
Emera US Finance LP 3.55% 2026	645	648
Enel Finance International SA 3.50% 20286	5,800	5,684
Enersis Américas SA 4.00% 2026	495	505
Entergy Corp. 2.95% 2026	1,160	1,130
Exelon Corp. 3.497% 2022	5,250	5,355
Exelon Corp. 3.40% 2026	200	200
FirstEnergy Corp. 3.90% 2027	3,660	3,756
FirstEnergy Corp. 7.375% 2031	2,250	3,041
FirstEnergy Corp. 4.85% 2047	6,395	7,159
FirstEnergy Corp., Series B, 4.25% 2023	1,540	1,610
Great Plains Energy Inc. 4.20% 2047	2,100	2,231
MidAmerican Energy Co. 2.40% 2019	1,500	1,506
MidAmerican Energy Co. 3.10% 2027	2,000	2,012
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	6,000	5,961
NiSource Finance Corp. 2.65% 2022	675	671
Northern States Power Co. 4.125% 2044	6,000	6,555
NRG Energy, Inc. 6.25% 2022	4,790	5,006
Pacific Gas and Electric Co. 3.25% 2023	1,220	1,233
Pacific Gas and Electric Co. 3.85% 2023	6,929	7,230
Pacific Gas and Electric Co. 3.40% 2024	1,310	1,336
Pacific Gas and Electric Co. 3.30% 20276	5,305	5,265
Pacific Gas and Electric Co. 3.30% 2027	1,545	1,535
Pacific Gas and Electric Co. 4.30% 2045	1,270	1,329
Pacific Gas and Electric Co. 3.95% 20476	3,750	3,733

American Funds Insurance Series — Asset Allocation Fund — Page 68 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
PacifiCorp., First Mortgage Bonds, 5.65% 2018	$1,250	$1,276
PacifiCorp., First Mortgage Bonds, 3.60% 2024	6,695	7,003
Public Service Co. of Colorado 2.25% 2022	2,000	1,970
Public Service Enterprise Group Inc. 2.65% 2022	1,900	1,885
Public Service Enterprise Group Inc. 2.25% 2026	385	363
Puget Energy, Inc. 6.50% 2020	1,245	1,379
Puget Energy, Inc. 6.00% 2021	1,823	2,018
Puget Energy, Inc. 5.625% 2022	1,965	2,172
Puget Energy, Inc. 3.65% 2025	3,135	3,218
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	3,500	3,612
South Carolina Electric & Gas Co. 4.10% 2046	2,595	2,645
Talen Energy Corp. 9.50% 20226	770	793
Talen Energy Corp. 10.50% 20266	675	671
Tampa Electric Co. 4.35% 2044	3,805	4,152
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20186,11	58	58
Virginia Electric and Power Co. 2.95% 2026	1,700	1,686
Virginia Electric and Power Co. 3.50% 2027	4,300	4,453
		208,187
Consumer discretionary 0.79%
Amazon.com, Inc. 2.40% 20236	3,000	2,972
Amazon.com, Inc. 2.80% 20246	5,875	5,865
Amazon.com, Inc. 3.15% 20276	2,250	2,257
American Axle & Manufacturing Holdings, Inc. 6.50% 20276	3,275	3,476
Bayerische Motoren Werke AG 2.25% 20236	600	583
Cablevision Systems Corp. 6.75% 2021	5,975	6,423
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	6,000	6,266
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	1,000	1,065
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20266	5,850	6,091
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	1,920	1,904
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 20286	4,250	4,154
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	585	684
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	2,615	2,689
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	15,760	15,504
Comcast Corp. 5.875% 2018	100	101
Comcast Corp. 1.625% 2022	2,000	1,935
Comcast Corp. 2.35% 2027	5,435	5,137
Comcast Corp. 3.30% 2027	1,000	1,021
Comcast Corp. 3.20% 2036	750	714
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.82% 202010,11,12	2,000	1,727
DaimlerChrysler North America Holding Corp. 2.25% 20196	6,000	5,983
DaimlerChrysler North America Holding Corp. 2.25% 20206	2,765	2,755
DaimlerChrysler North America Holding Corp. 2.00% 20216	200	196
DaimlerChrysler North America Holding Corp. 3.45% 20276	2,505	2,566
Ford Motor Credit Co. 1.897% 2019	2,500	2,482
Ford Motor Credit Co. 2.597% 2019	3,000	3,003
Ford Motor Credit Co. 2.343% 2020	7,635	7,567
Ford Motor Credit Co. 3.157% 2020	1,000	1,013
Ford Motor Credit Co. 3.20% 2021	2,250	2,283
Ford Motor Credit Co. 4.134% 2025	5,000	5,178
Ford Motor Credit Co. 5.291% 2046	750	819
General Motors Co. 6.75% 2046	250	316
General Motors Financial Co. 2.35% 2019	3,500	3,491
General Motors Financial Co. 3.70% 2020	6,355	6,528

American Funds Insurance Series — Asset Allocation Fund — Page 69 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
General Motors Financial Co. 3.45% 2022	$3,625	$3,676
General Motors Financial Co. 3.45% 2022	2,000	2,029
General Motors Financial Co. 3.50% 2024	6,600	6,595
General Motors Financial Co. 4.30% 2025	1,250	1,304
General Motors Financial Co. 4.35% 2027	1,000	1,042
Hanesbrands Inc. 4.625% 20246	660	677
Hanesbrands Inc. 4.875% 20266	725	747
Home Depot, Inc. 1.80% 2020	3,415	3,389
Home Depot, Inc. 4.25% 2046	3,500	3,915
iHeartCommunications, Inc. 9.00% 2019	8,920	6,668
Liberty Global PLC 5.50% 20286	2,725	2,657
Limited Brands, Inc. 6.875% 2035	1,785	1,812
Lowe’s Companies, Inc. 2.50% 2026	2,720	2,617
McDonald’s Corp. 2.75% 2020	1,750	1,769
McDonald’s Corp. 2.625% 2022	1,105	1,108
McDonald’s Corp. 4.875% 2045	1,600	1,859
Meritage Homes Corp. 5.125% 2027	2,675	2,728
NBC Universal Enterprise, Inc. 1.974% 20196	100	100
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.642% 202010,11,12	2,700	2,211
Newell Rubbermaid Inc. 2.60% 2019	188	189
Newell Rubbermaid Inc. 3.15% 2021	2,050	2,074
Newell Rubbermaid Inc. 3.85% 2023	1,850	1,916
Petsmart, Inc. 5.875% 20256	11,385	8,795
Petsmart, Inc. 8.875% 20256	7,875	4,784
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	3,390	3,390
Scientific Games Corp. 7.00% 20226	1,975	2,086
Sirius XM Radio Inc 3.875% 20226	2,175	2,191
Sotheby’s 5.25% 20226	2,435	2,512
Starbucks Corp. 2.70% 2022	1,500	1,505
Starbucks Corp. 3.75% 2047	875	888
TI Automotive Ltd. 8.75% 20236	873	941
Time Warner Inc. 3.80% 2027	605	605
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20236	4,018	4,103
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20256	4,425	4,569
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20276	1,025	1,040
		203,239
Telecommunication services 0.65%
AT&T Inc. 2.85% 2023	5,205	5,231
AT&T Inc. 3.40% 2024	1,560	1,570
AT&T Inc. 3.90% 2027	1,500	1,513
AT&T Inc. 4.10% 20286	4,464	4,487
AT&T Inc. 4.90% 2037	4,675	4,755
AT&T Inc. 5.15% 2050	2,160	2,179
British Telecommunications PLC 9.125% 2030	4,225	6,324
CenturyLink, Inc. 6.75% 2023	7,675	7,550
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20206	5,643	5,742
Deutsche Telekom International Finance BV 1.50% 20196	2,628	2,591
Deutsche Telekom International Finance BV 1.95% 20216	1,000	973
Deutsche Telekom International Finance BV 2.82% 20226	2,535	2,540
Deutsche Telekom International Finance BV 3.60% 20276	3,750	3,774
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,618
France Télécom 4.125% 2021	5,000	5,288
France Télécom 9.00% 2031	33	50

American Funds Insurance Series — Asset Allocation Fund — Page 70 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Frontier Communications Corp. 11.00% 2025	$14,475	$10,712
Inmarsat PLC 4.875% 20226	7,775	7,794
Inmarsat PLC 6.50% 20246	5,450	5,545
Intelsat Jackson Holding Co. 6.625% 202410,11	1,400	1,418
Intelsat Jackson Holding Co. 8.00% 20246	4,275	4,510
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.07% 2020 (100% PIK)10,11,12,13	16,454	15,302
MetroPCS Wireless, Inc. 6.625% 2023	3,850	4,023
Orange SA 1.625% 2019	2,250	2,223
Orange SA 5.50% 2044	3,000	3,693
SoftBank Group Corp. 4.50% 20206	13,190	13,507
T-Mobile US, Inc. 6.50% 2026	275	301
Trilogy International Partners, LLC 8.875% 20226	7,250	7,449
Verizon Communications Inc. 2.946% 2022	2,940	2,961
Verizon Communications Inc. 4.50% 2033	3,500	3,679
Verizon Communications Inc. 4.125% 2046	4,228	3,918
Wind Tre SpA 5.00% 20266	3,925	3,752
Windstream Holdings, Inc. 8.75% 20246	10,822	7,616
Ziggo Bond Finance BV 5.50% 20276	9,150	9,162
		167,750
Materials 0.60%
Aleris International, Inc. 7.875% 2020	1,625	1,617
Anglo American Capital PLC 3.625% 20246	2,035	2,027
Anglo American Capital PLC 4.00% 20276	2,365	2,352
Ball Corp. 4.375% 2020	2,450	2,545
CF Industries, Inc. 4.50% 20266	1,155	1,206
CF Industries, Inc. 4.95% 2043	4,830	4,588
Chemours Co. 6.625% 2023	4,990	5,302
Cleveland-Cliffs Inc. 4.875% 20246	1,175	1,175
Cliffs Natural Resources Inc. 5.75% 20256	17,195	16,464
Eastman Chemical Co. 2.70% 2020	7,000	7,048
First Quantum Minerals Ltd. 7.00% 20216	7,177	7,464
First Quantum Minerals Ltd. 7.25% 20226	7,925	8,347
First Quantum Minerals Ltd. 7.50% 20256	10,200	11,105
FMG Resources 9.75% 20226	7,595	8,423
Freeport-McMoRan Inc. 3.55% 2022	8,710	8,634
Georgia Gulf Corp. 4.625% 2021	3,550	3,656
Georgia-Pacific Corp. 2.539% 20196	7,000	7,026
H.I.G. Capital, LLC 6.75% 20246	1,441	1,441
Holcim Ltd. 5.15% 20236	7,395	8,090
Huntsman International LLC 4.875% 2020	4,935	5,151
International Paper Co. 7.30% 2039	2,005	2,831
Mosaic Co. 3.25% 2022	2,250	2,233
Mosaic Co. 4.05% 2027	2,125	2,134
Nova Chemicals Corp 5.25% 20276	1,700	1,700
Novelis Corp. 5.875% 20266	2,600	2,659
Rayonier Advanced Materials Inc. 5.50% 20246	3,304	3,308
Reynolds Group Inc. 5.75% 202011	3,629	3,688
Ryerson Inc. 11.00% 20226	6,190	6,941
Sherwin-Williams Co. 2.25% 2020	2,250	2,244
Sherwin-Williams Co. 2.75% 2022	1,185	1,181
Sherwin-Williams Co. 3.125% 2024	550	554
Sherwin-Williams Co. 3.45% 2027	1,395	1,420

American Funds Insurance Series — Asset Allocation Fund — Page 71 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Vale SA 6.25% 2026	$3,340	$3,878
Venator Materials 5.75% 20256	1,060	1,124
Warrior Met Coal, Inc. 8.00% 20246	975	1,009
Westlake Chemical Corp. 4.375% 2047	2,915	3,037
		153,602
Consumer staples 0.52%
Altria Group, Inc. 2.625% 2020	2,350	2,366
Altria Group, Inc. 4.00% 2024	1,250	1,327
Altria Group, Inc. 2.625% 2026	1,275	1,234
Altria Group, Inc. 4.50% 2043	3,000	3,265
Altria Group, Inc. 5.375% 2044	750	914
Altria Group, Inc. 3.875% 2046	975	969
Anheuser-Busch InBev NV 2.65% 2021	1,000	1,006
Anheuser-Busch InBev NV 3.30% 2023	5,940	6,084
Anheuser-Busch InBev NV 3.65% 2026	4,985	5,152
Anheuser-Busch InBev NV 4.90% 2046	550	639
Avon Products, Inc. 7.875% 20226	1,650	1,687
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.953% 202510,11,12	1,275	1,248
British American Tobacco International Finance PLC 3.95% 20256	5,500	5,737
British American Tobacco PLC 3.222% 20246	5,000	5,006
British American Tobacco PLC 4.39% 20376	5,500	5,769
British American Tobacco PLC 4.54% 20476	1,000	1,056
Constellation Brands, Inc. 2.00% 2019	2,250	2,236
Constellation Brands, Inc. 2.25% 2020	2,250	2,231
Constellation Brands, Inc. 2.65% 2022	4,835	4,788
Constellation Brands, Inc. 2.70% 2022	395	393
Constellation Brands, Inc. 3.50% 2027	1,030	1,053
Constellation Brands, Inc. 4.50% 2047	445	490
Costco Wholesale Corp. 2.15% 2021	2,250	2,241
Costco Wholesale Corp. 2.30% 2022	2,250	2,233
Costco Wholesale Corp. 2.75% 2024	12,250	12,247
Costco Wholesale Corp. 3.00% 2027	2,250	2,255
Imperial Tobacco Finance PLC 3.50% 20236	4,000	4,080
Molson Coors Brewing Co. 1.45% 2019	425	420
Molson Coors Brewing Co. 1.90% 2019	2,015	2,006
Molson Coors Brewing Co. 2.25% 2020	1,725	1,717
Molson Coors Brewing Co. 2.10% 2021	165	162
Molson Coors Brewing Co. 3.00% 2026	460	451
Molson Coors Brewing Co. 4.20% 2046	2,250	2,300
PepsiCo, Inc. 1.35% 2019	1,290	1,275
PepsiCo, Inc. 3.00% 2027	2,500	2,494
Philip Morris International Inc. 2.00% 2020	2,000	1,988
Philip Morris International Inc. 1.875% 2021	2,000	1,964
Philip Morris International Inc. 2.375% 2022	1,960	1,932
Philip Morris International Inc. 2.50% 2022	2,250	2,231
Philip Morris International Inc. 2.625% 2022	2,395	2,396
Philip Morris International Inc. 3.25% 2024	5,000	5,086
Philip Morris International Inc. 3.125% 2028	1,500	1,497
Philip Morris International Inc. 4.25% 2044	2,050	2,164
Procter & Gamble Co. 1.70% 2021	825	805
Reckitt Benckiser Group PLC 2.375% 20226	2,545	2,496
Reynolds American Inc. 3.25% 2020	1,035	1,052
Reynolds American Inc. 4.00% 2022	1,035	1,082

American Funds Insurance Series — Asset Allocation Fund — Page 72 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Reynolds American Inc. 4.45% 2025	$2,455	$2,621
Reynolds American Inc. 5.70% 2035	755	902
Reynolds American Inc. 5.85% 2045	2,030	2,542
Walgreens Boots Alliance, Inc. 3.30% 2021	7,000	7,122
Wal-Mart Stores, Inc. 2.65% 2024	6,250	6,230
		132,641
Industrials 0.45%
3M Co. 2.25% 2026	1,000	951
Allison Transmission Holdings, Inc. 5.00% 20246	2,975	3,075
Associated Materials, LLC 9.00% 20246	9,025	9,770
Avis Budget Group, Inc. 5.50% 2023	3,055	3,143
Bohai Financial Investment Holding Co., Ltd. 5.50% 20246	2,250	2,239
Canadian National Railway Co. 3.20% 2046	2,635	2,558
Corporate Risk Holdings LLC 9.50% 20196	3,878	4,057
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)1,3,6,13	952	1,019
Euramax International, Inc. 12.00% 20206	4,350	4,720
General Electric Co. 2.70% 2022	6,535	6,528
General Electric Co. 4.125% 2042	2,500	2,623
Hardwoods Acquisition Inc 7.50% 20216	2,635	2,437
Hertz Global Holdings Inc. 7.625% 20226	6,650	6,983
Kratos Defense & Security Solutions, Inc. 6.50% 20256	620	646
Lockheed Martin Corp. 2.50% 2020	6,015	6,057
Lockheed Martin Corp. 3.10% 2023	545	554
Lockheed Martin Corp. 3.55% 2026	8,490	8,829
LSC Communications, Inc. 8.75% 20236	2,100	2,166
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20216	2,350	2,003
Northrop Grumman Corp., 2.93% 2025	3,645	3,628
Northrop Grumman Corp. 3.25% 2028	5,995	6,015
Northrop Grumman Corp. 4.03% 2047	1,405	1,473
Ply Gem Industries, Inc. 6.50% 2022	3,550	3,696
R.R. Donnelley & Sons Co. 7.875% 2021	4,625	4,833
R.R. Donnelley & Sons Co. 6.50% 2023	3,310	3,211
Rockwell Collins, Inc. 1.95% 2019	1,125	1,120
Rockwell Collins, Inc. 2.80% 2022	3,025	3,032
Rockwell Collins, Inc. 3.20% 2024	2,275	2,295
Roper Technologies, Inc. 2.80% 2021	2,065	2,070
Roper Technologies, Inc. 3.80% 2026	835	862
Siemens AG 2.70% 20226	3,360	3,381
United Technologies Corp. 3.125% 2027	7,000	7,011
Virgin Australia Holdings Ltd. 8.50% 20196	2,500	2,607
		115,592
Information technology 0.41%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.729% 202510,11,12	1,750	1,760
Alphabet Inc. 1.998% 2026	5,150	4,860
Apple Inc. 2.50% 2022	2,355	2,358
Apple Inc. 3.00% 2024	1,250	1,267
Apple Inc. 2.75% 2025	6,000	5,952
Apple Inc. 2.90% 2027	9,000	8,902
Apple Inc. 3.35% 2027	90	92
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.693% 202510,11,12	600	622
BMC Software, Inc. 8.125% 20216	5,275	5,334
Broadcom Ltd. 2.375% 20206	1,500	1,490

American Funds Insurance Series — Asset Allocation Fund — Page 73 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Broadcom Ltd. 3.00% 20226	$1,500	$1,488
Broadcom Ltd. 3.625% 20246	1,500	1,493
Broadcom Ltd. 3.875% 20276	5,800	5,717
EchoStar Corp. 6.625% 2026	3,450	3,622
First Data Corp. 5.375% 20236	2,850	2,974
First Data Corp. 5.00% 20246	2,400	2,478
Gogo Inc. 12.50% 20226	14,275	16,149
Harris Corp. 3.832% 2025	1,000	1,038
Infor Software 7.125% 20216,13	1,275	1,310
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 202410,11,12	3,000	3,121
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.069% 202410,11,12	1,845	1,842
Microsoft Corp. 4.20% 2035	6,000	6,816
Microsoft Corp. 4.10% 2037	1,000	1,118
Oracle Corp. 2.65% 2026	2,000	1,952
Qorvo, Inc. 7.00% 2025	1,950	2,186
Solera Holdings, Inc. 10.50% 20246	1,125	1,271
Unisys Corp. 10.75% 20226	3,125	3,508
Visa Inc. 2.80% 2022	2,000	2,030
Visa Inc. 3.15% 2025	10,000	10,231
Visa Inc. 2.75% 2027	1,620	1,600
		104,581
Real estate 0.33%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,248
American Campus Communities, Inc. 3.35% 2020	1,765	1,801
American Campus Communities, Inc. 3.75% 2023	4,375	4,492
American Campus Communities, Inc. 4.125% 2024	6,225	6,491
American Campus Communities, Inc. 3.625% 2027	5,745	5,692
American Tower Corp. 3.55% 2027	1,425	1,417
American Tower Corp. 3.60% 2028	2,000	1,992
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,093
Communications Sales & Leasing, Inc. 6.00% 20236	1,300	1,280
Corporate Office Properties LP 3.60% 2023	765	766
Corporate Office Properties LP 5.25% 2024	3,595	3,882
EPR Properties 4.75% 2026	6,070	6,240
EPR Properties 4.50% 2027	4,365	4,397
Essex Portfolio LP 3.875% 2024	1,000	1,038
Essex Portfolio LP 3.50% 2025	5,865	5,923
Hospitality Properties Trust 4.50% 2023	2,295	2,402
Hospitality Properties Trust 4.50% 2025	325	338
Hospitality Properties Trust 4.95% 2027	1,000	1,056
Hospitality Properties Trust 3.95% 2028	3,825	3,717
Host Hotels & Resorts LP 4.50% 2026	705	739
Kimco Realty Corp. 3.125% 2023	2,820	2,817
Kimco Realty Corp. 2.70% 2024	1,220	1,183
Kimco Realty Corp. 3.80% 2027	1,295	1,310
Public Storage 2.37% 2022	1,115	1,101
Public Storage 3.094% 2027	2,705	2,690
Scentre Group 3.25% 20256	2,000	1,967
Scentre Group 3.50% 20256	4,075	4,100
Scentre Group 3.75% 20276	2,930	2,977
UDR, Inc. 2.95% 2026	1,510	1,454
WEA Finance LLC 2.70% 20196	200	201

American Funds Insurance Series — Asset Allocation Fund — Page 74 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
WEA Finance LLC 3.25% 20206	$4,105	$4,179
Westfield Corp. Ltd. 3.15% 20226	5,615	5,672
		85,655
Total corporate bonds & notes		2,290,286
Mortgage-backed obligations 5.29% Federal agency mortgage-backed obligations 5.14%
Fannie Mae 6.00% 202111	24	25
Fannie Mae 6.00% 202611	338	378
Fannie Mae 5.50% 203311	588	652
Fannie Mae 5.50% 203311	402	447
Fannie Mae 3.00% 203611	22,460	22,828
Fannie Mae 5.50% 203611	917	1,018
Fannie Mae 6.00% 203611	2,090	2,366
Fannie Mae 6.00% 203611	680	770
Fannie Mae 6.00% 203611	113	128
Fannie Mae 5.50% 203711	322	357
Fannie Mae 5.50% 203711	178	197
Fannie Mae 6.00% 203711	2,011	2,269
Fannie Mae 6.00% 203711	1,852	2,080
Fannie Mae 6.00% 203711	209	235
Fannie Mae 6.00% 203711	31	35
Fannie Mae 6.00% 203811	3,098	3,496
Fannie Mae 6.00% 203811	2,149	2,425
Fannie Mae 6.00% 203811	1,037	1,168
Fannie Mae 6.00% 203811	977	1,096
Fannie Mae 6.00% 203811	500	565
Fannie Mae 6.00% 203811	498	561
Fannie Mae 6.00% 203811	64	72
Fannie Mae 6.00% 203811	55	62
Fannie Mae 6.00% 203811	41	46
Fannie Mae 6.00% 203911	1	1
Fannie Mae 6.00% 204011	556	627
Fannie Mae 6.00% 204011	181	204
Fannie Mae 4.00% 204111	3,897	4,125
Fannie Mae 4.00% 204111	2,989	3,166
Fannie Mae 6.00% 204111	962	1,086
Fannie Mae 6.00% 204111	724	818
Fannie Mae 3.50% 204211	10,597	10,952
Fannie Mae 4.00% 204311	4,004	4,259
Fannie Mae 4.00% 204311	2,571	2,735
Fannie Mae 4.00% 204311	2,112	2,236
Fannie Mae 3.50% 204511	17,236	17,807
Fannie Mae 3.50% 204511	4,312	4,458
Fannie Mae 3.00% 204611	37,518	37,556
Fannie Mae 3.50% 204611	7,870	8,136
Fannie Mae 3.50% 204611	4,602	4,746
Fannie Mae 3.50% 204611	3,137	3,235
Fannie Mae 4.00% 204611	3,494	3,682
Fannie Mae 4.00% 204611	1,109	1,171
Fannie Mae 3.50% 204711	64,293	66,108
Fannie Mae 3.50% 204711	6,786	6,978
Fannie Mae 3.50% 204711	5,914	6,099

American Funds Insurance Series — Asset Allocation Fund — Page 75 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 204711	$25,361	$26,783
Fannie Mae 4.00% 204711	15,559	16,317
Fannie Mae 7.00% 204711	66	74
Fannie Mae 7.00% 204711	3	4
Fannie Mae 3.50% 204811,14	25,000	25,684
Fannie Mae 3.50% 204811,14	3,700	3,795
Fannie Mae 4.00% 204811,14	102,000	106,587
Fannie Mae 4.00% 204811,14	75,000	78,478
Fannie Mae 4.50% 204811,14	50,000	53,203
Fannie Mae 4.50% 204811,14	17,790	18,907
Fannie Mae, Series 2012-M14, Class A2, Multi Family 2.301% 202211,12	2,145	2,136
Fannie Mae, Series 2012-M9, Class A2, Multi Family 2.482% 202211	4,787	4,794
Fannie Mae, Series 2012-M5, Class A2, Multi Family 2.715% 202211	4,000	4,053
Fannie Mae, Series 2014-M1, Class A2, Multi Family 3.217% 202311,12	9,125	9,414
Fannie Mae, Series 2013-M14, Class A2, Multi Family 3.329% 202311,12	7,530	7,807
Fannie Mae, Series 2014-M2, Class A2, Multi Family 3.513% 202311,12	6,450	6,760
Fannie Mae, Series 2014-M9, Class A2, Multi Family 3.103% 202411,12	6,215	6,396
Fannie Mae, Series 2014-M3, Class A2, Multi Family 3.466% 202411,12	7,000	7,341
Fannie Mae, Series 2017-M3, Class A2, Multi Family 2.486% 202611,12	9,665	9,405
Fannie Mae, Series 2017-M7, Class A2, Multi Family 2.961% 202711,12	2,891	2,912
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 203611	119	105
Fannie Mae, Series 2001-T10, Class A1, 7.00% 204111	201	234
Fannie Mae, Series 2002-W3, Class A5, 7.50% 204111	49	57
Freddie Mac 5.00% 202311	177	186
Freddie Mac 3.50% 203411	10,427	10,867
Freddie Mac 3.00% 203711	33,742	34,289
Freddie Mac 3.50% 203711	26,595	27,602
Freddie Mac 3.50% 203711	24,318	25,239
Freddie Mac 5.00% 203811	1,285	1,400
Freddie Mac 6.50% 203811	156	173
Freddie Mac 4.50% 203911	236	252
Freddie Mac 5.00% 204011	2,314	2,512
Freddie Mac 4.00% 204211	5,120	5,410
Freddie Mac 4.00% 204311	6,533	6,911
Freddie Mac 4.00% 204311	2,635	2,809
Freddie Mac 4.00% 204311	2,552	2,705
Freddie Mac 4.00% 204511	16,056	16,978
Freddie Mac 4.00% 204511	16,048	16,971
Freddie Mac 3.50% 204611	5,268	5,429
Freddie Mac 4.50% 204611	2,385	2,536
Freddie Mac 4.50% 204611	1,547	1,645
Freddie Mac 3.50% 204711	48,255	49,667
Freddie Mac 3.50% 204711	24,893	25,622
Freddie Mac 3.50% 204711	12,880	13,258
Freddie Mac 3.50% 204711	5,122	5,279
Freddie Mac 4.00% 204711	6,834	7,158
Freddie Mac 3.50% 204811,14	36,680	37,688
Freddie Mac 3.50% 204811,14	100	103
Freddie Mac 4.00% 204811,14	73,700	77,103
Freddie Mac 4.00% 204811,14	18,000	18,806
Freddie Mac 4.50% 204811,14	2,000	2,127
Freddie Mac Pool #760014 2.969% 204511,12	1,594	1,600
Freddie Mac, Series KS01, Class A1, Multi Family 1.693% 202211	1,511	1,496
Freddie Mac, Series K019, Class A2, Multi Family 2.272% 202211	4,000	3,983

American Funds Insurance Series — Asset Allocation Fund — Page 76 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K021, Class A2, Multi Family 2.396% 202211	$3,680	$3,681
Freddie Mac, Series K025, Class A2, Multi Family 2.682% 202211	4,000	4,051
Freddie Mac, Series K030, Class A1, Multi Family 2.779% 202211	4,545	4,594
Freddie Mac, Series K723, Class A2, Multi Family 2.454% 202311	3,025	3,016
Freddie Mac, Series K034, Class A1, Multi Family 2.669% 202311	1,822	1,840
Freddie Mac, Series K028, Class A2, Multi Family 3.111% 202311	5,900	6,084
Freddie Mac, Series K725, Class A2, Multi Family 3.002% 202411	5,555	5,685
Freddie Mac, Series K044, Class A2, Multi Family 2.811% 202511	4,265	4,307
Freddie Mac, Series K047, Class A2, Multi Family 3.329% 202511	4,000	4,167
Freddie Mac, Series K057, Class A2, Multi Family 2.57% 202611	9,510	9,368
Freddie Mac, Series K055, Class A2, Multi Family 2.673% 202611	10,050	9,983
Freddie Mac, Series K062, Class A2, Multi Family 3.413% 202611	7,175	7,504
Freddie Mac, Series K066, Class A2, Multi Family 3.117% 202711	4,755	4,859
Freddie Mac, Series K067, Class A2, Multi Family 3.194% 202711	17,070	17,553
Freddie Mac, Series K069, Class A2, Multi Family 3.187% 202711	2,280	2,341
Freddie Mac, Series K064, Class A2, Multi Family 3.224% 202711	5,265	5,433
Freddie Mac, Series K070, Class A2, Multi Family 3.303% 202711	6,465	6,697
Freddie Mac, Series K063, Class A2, Multi Family 3.43% 202711	4,375	4,581
Freddie Mac, Series T-041, Class 3A, 5.649% 203211,12	309	330
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 205611	12,235	12,160
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.00% 205611	6,374	6,350
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.25% 205611	2,818	2,832
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 205611	11,298	11,298
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.25% 205711	2,165	2,160
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 205711	1,645	1,683
Government National Mortgage Assn. 4.50% 204511	6,852	7,243
Government National Mortgage Assn. 4.00% 204711	7,655	7,995
Government National Mortgage Assn. 4.00% 204711	4,860	5,076
Government National Mortgage Assn. 4.50% 204711	9,496	10,012
Government National Mortgage Assn. 4.00% 204811,14	70,000	73,015
Government National Mortgage Assn. 4.00% 204811,14	23,000	23,984
Government National Mortgage Assn. 4.00% 204811,14	14,250	14,859
		1,317,252
Commercial mortgage-backed securities 0.06%
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 204811	1,185	1,198
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 205011	4,735	4,997
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 204811	1,400	1,453
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 204011,12	1,451	1,450
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 204711	1,000	1,041
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 204811	1,180	1,198
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 20296,11	2,650	2,713
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.011% 205111,12	1,566	1,564
		15,614
Collateralized mortgage-backed (privately originated) 0.05%
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 2.502% 202411,12	40	40
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 203411	434	443
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 203411	966	1,030
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 2.282% 20196,11,12	2,070	2,070
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.2394% 20261,6,11,12	238	238
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20271,6,11	353	352

American Funds Insurance Series — Asset Allocation Fund — Page 77 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) (continued)	Principal amount (000)	Value (000)
Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.9419% 20276,11	$420	$421
Station Place Securitization Trust, Series 2017-1, Class A, (1-month USD-LIBOR + 0.90%) 2.452% 20496,11,12	648	649
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 20566,11,12	1,265	1,258
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20566,11,12	5,363	5,369
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 20576,11,12	3,220	3,214
		15,084
Other mortgage-backed securities 0.04%
National Australia Bank 1.25% 20186,11	3,000	2,998
Royal Bank of Canada 1.875% 202011	7,000	6,944
		9,942
Total mortgage-backed obligations		1,357,892
Asset-backed obligations 0.53%
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A2A, 1.34% 202011	211	211
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46% 202111	1,500	1,493
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 202111	500	497
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 202111	3,455	3,474
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 2.373% 20256,11,12	3,665	3,671
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 2.369% 20256,11,12	2,945	2,956
BlueMountain CLO Ltd., Series 2014-2A, Class AR, (3-month USD LIBOR + 0.93%) 2.293% 20266,11,12	4,515	4,528
Chrysler Capital Auto Receivables Trust, Series 2015-BA, Class A3, 1.91% 20206,11	182	182
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class B, 2.07% 20216,11	500	500
CIFC Funding Ltd., Series 2014-3A, Class AR, (3-month USD-LIBOR + 0.95%) 2.313% 20266,11,12	6,000	6,006
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, (1-month USD-LIBOR + 1.15%) 2.702% 202011,12	2,000	2,002
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 202111	275	275
CPS Auto Receivables Trust, Series 2017-B, Class A, 1.75% 20206,11	1,551	1,549
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.827% 202011,12	200	200
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20226,11	850	856
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 20226,11	2,395	2,403
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 20206,11	177	177
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 20226,11	558	557
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20226,11	621	622
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 20226,11	655	659
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 20276,11	2,900	2,860
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 20286,11	3,330	3,335
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.36% 20296,11	6,590	6,536
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A1, 1.42% 202011	5,740	5,739
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 202111	3,500	3,470
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 20286,11	133	132
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 20296,11	293	291
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 20376,11	1,883	1,916
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 20196,11	2,000	1,997
Madison Park Funding Ltd., Series 2014-13A, Class AR, CLO, (3-month USD-LIBOR + 1.11%) 2.467% 20256,11,12	6,800	6,807
Santander Drive Auto Receivables Trust, Series 2017-1, Class A2, 1.49% 202011	320	319
Santander Drive Auto Receivables Trust, Series 2016-1, Class A3, 1.62% 202011	163	163
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.77% 202011	1,255	1,253
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 202011	88	88
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 202011	100	100

American Funds Insurance Series — Asset Allocation Fund — Page 78 of 171

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10% 202111	$740	$738
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 202111	5,000	5,024
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 202111	300	302
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 202211	740	738
Sound Point CLO Ltd, Series 2013-2A, Class A1R, CLO, (3-month USD LIBOR + 0.99%) 2.349% 20256,11,12	3,177	3,179
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 2.389% 20256,11,12	8,775	8,781
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20386,11	1,550	1,548
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 20396,11	1,418	1,418
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 20426,11	2,324	2,311
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62% 20426,11	1,984	1,987
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 20216,11	5,925	5,886
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 20216,11	7,900	7,850
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20216,11	8,215	8,197
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 201911	246	246
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 20206,11	761	760
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 20256,11	611	609
World Financial Network Credit Card Master Note Trust, Series 2016-B, Class A, 1.44% 202211	4,000	3,989
World Financial Network Credit Card Master Note Trust, Series 2012-A, Class A, 3.14% 202311	14,170	14,346
		135,733
Bonds & notes of governments & government agencies outside the U.S. 0.22%
CPPIB Capital Inc. 1.25% 20196	3,900	3,843
CPPIB Capital Inc. 2.25% 20226	4,286	4,261
CPPIB Capital Inc. 2.75% 20276	6,600	6,561
European Investment Bank 2.25% 2022	4,470	4,450
KfW 2.125% 2022	375	372
Landwirtschaftliche Rentenbank 1.75% 2019	130	130
Manitoba (Province of) 3.05% 2024	2,600	2,654
Quebec (Province of) 2.375% 2022	6,232	6,195
Quebec (Province of) 2.75% 2027	9,000	8,922
Saudi Arabia (Kingdom of) 2.875% 20236	1,320	1,300
Saudi Arabia (Kingdom of) 3.625% 20286	2,060	2,045
Saudi Arabia (Kingdom of) 4.625% 20476	1,330	1,361
Spain (Kingdom of) 4.00% 20186	15,000	15,063
		57,157
Federal agency bonds & notes 0.20%
Fannie Mae 2.00% 2022	3,000	2,977
Fannie Mae 1.875% 2026	13,000	12,292
Federal Home Loan Bank 0.875% 2018	17,140	17,084
Freddie Mac 0.75% 2018	11,880	11,855
Freddie Mac 0.75% 2018	6,888	6,886
		51,094
Municipals 0.07% Illinois 0.06%
G.O. Bonds, Pension Funding Series 2003, 5.10% 203311	13,715	13,716
Sales Tax Securitization Corp., Sales Tax Rev. Ref. Bonds, Series 2017-B, 3.587% 2043	2,000	2,003
		15,719
California 0.01%
High-Speed Passenger Train G.O. Ref. Bonds, Series 2017-B, 2.193% 2047 (put 2020)	2,500	2,507

American Funds Insurance Series — Asset Allocation Fund — Page 79 of 171

Bonds, notes & other debt instruments Municipals (continued) Minnesota 0.00%	Principal amount (000)	Value (000)
Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2013-A, 2.35% 204311	$31	$30
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	10	10
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	235	246
		286
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	65	68
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	95	101
		169
Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	75	75
South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.00% 2041	60	63
Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-C, 4.50% 2043	10	10
		25
Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	20	21
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	15	15
Massachusetts 0.00%
Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	10	10
Total municipals		18,890
Total bonds, notes & other debt instruments (cost: $6,788,125,000)		6,840,318
Short-term securities 10.93%
Bank of New York Mellon Corp. 1.21%–1.23% due 1/23/2018–2/1/2018	84,200	84,099
CAFCO, LLC 1.52% due 2/27/20186	50,000	49,863
Chariot Funding, LLC 1.50%–1.85% due 3/14/2018–6/19/20186	137,300	136,335
Cisco Systems, Inc. 1.21%–1.50% due 1/10/2018–3/8/20186	130,000	129,779
Coca-Cola Co. 1.25%–1.28% due 1/25/2018–2/13/20186	88,670	88,535
ExxonMobil Corp. 1.41% due 2/7/2018	75,000	74,881
Fannie Mae 1.30% due 3/28/2018	25,000	24,917
Federal Home Loan Bank 1.08%–1.36% due 1/10/2018–3/28/2018	1,089,945	1,088,477
Freddie Mac 1.06%–1.28% due 2/7/2018–4/6/2018	375,000	374,036
GE Capital Treasury Services (U.S.) LLC 1.39% due 3/6/2018	50,000	49,859
General Electric Co. 1.42% due 1/2/2018	7,800	7,799
IBM Credit LLC 1.50% due 3/13/20186	25,000	24,922
John Deere Canada ULC 1.32% due 1/9/20186	25,000	24,989

American Funds Insurance Series — Asset Allocation Fund — Page 80 of 171

Short-term securities	Principal amount (000)	Value (000)
National Rural Utilities Cooperative Finance Corp. 1.51% due 1/25/2018	$25,000	$24,972
Paccar Financial Corp. 1.26% due 1/10/2018	13,000	12,994
Pfizer Inc. 1.31% due 2/21/20186	43,000	42,905
Private Export Funding Corp. 1.37% due 3/19/20186	21,200	21,126
Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/13/20186	151,000	150,819
Qualcomm Inc. 1.27% due 1/18/20186	32,600	32,573
U.S. Treasury Bills 1.02%–1.44% due 1/2/2018–6/14/2018	360,000	359,419
Total short-term securities (cost: $2,803,685,000)		2,803,299
Total investment securities 101.95% (cost: $20,893,837,000)		26,159,381
Other assets less liabilities (1.95)%		(499,287)
Net assets 100.00%		$25,660,094

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount15 (000)	Value at 12/31/201716 (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	250	March 2018	$(25,000)	$(33,391)	$(235)
30 Year Ultra U.S. Treasury Bond Futures	Short	250	March 2018	(25,000)	(41,914)	(278)
5 Year U.S. Treasury Note Futures	Long	614	April 2018	61,400	71,325	(313)
2 Year U.S. Treasury Note Futures	Short	179	April 2018	(35,800)	(38,325)	73
						$(753)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	1.501%	6/8/2019	$100,000	$658	$—	$658
1.336%	U.S. EFFR	6/8/2019	100,000	(605)	—	(605)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(866)	—	(866)
3-month USD-LIBOR	3.402%	6/23/2044	18,000	(3,124)	—	(3,124)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(2,311)	—	(2,311)
					$—	$(6,248)

American Funds Insurance Series — Asset Allocation Fund — Page 81 of 171

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,001,357,000, which represented 3.90% of the net assets of the fund. This amount includes $957,800,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Value determined using significant unobservable inputs.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
5	Represents an affiliated company as defined under the Investment Company Act of 1940.
6	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,510,770,000, which represented 5.89% of the net assets of the fund.
7	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,119,000, which represented .03% of the net assets of the fund.
8	Index-linked bond whose principal amount moves with a government price index.
9	Scheduled interest and/or principal payment was not received.
10	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,647,000, which represented .19% of the net assets of the fund.
11	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
12	Coupon rate may change periodically.
13	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
14	Purchased on a TBA basis.
15	Notional amount is calculated based on the number of contracts and notional contract size.
16	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$21,325	$21,751.08%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	5,700	5,743.02
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.359%	5/2/2013	6,354	4,183.02
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.359%	3/10/2010-1/23/2012	8,675	2,879.01
CEVA Group PLC	5/2/2013	11,716	2,948.01
Corporate Risk Holdings I, Inc.	8/31/2015-4/21/2017	1,888	2,985.01
Corporate Risk Holdings Corp.	8/31/2015-4/21/2017	—	—	.00
Rotech Healthcare Inc.	9/26/2013	6,949	368.00
Total private placement securities		$ 62,607	$ 40,857.15%

Key to abbreviations and symbol
ADR = American Depositary Receipts
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
CAD = Canadian dollars
CLO = Collateralized Loan Obligations
Dept. = Department
Dev. = Development
EFFR = Federal Funds Effective Rate
Fin. = Finance
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Asset Allocation Fund — Page 82 of 171

Global Balanced Fund

Investment portfolio

December 31, 2017

Common stocks 61.54% Information technology 11.18%	Shares	Value (000)
Nintendo Co., Ltd.1	19,800	$7,208
Microsoft Corp.	71,100	6,082
ASML Holding NV1	34,000	5,899
Taiwan Semiconductor Manufacturing Co., Ltd.1	664,000	5,102
Keyence Corp.1	4,400	2,457
Amphenol Corp., Class A	24,000	2,107
Alphabet Inc., Class C2	2,005	2,098
Symantec Corp.	62,565	1,756
Visa Inc., Class A	14,600	1,665
Broadcom Ltd.	5,850	1,503
Apple Inc.	8,800	1,489
Samsung Electronics Co., Ltd.1	615	1,461
TravelSky Technology Ltd., Class H1	250,000	749
		39,576
Industrials 8.31%
Boeing Co.	16,750	4,940
Harmonic Drive Systems Inc.1	50,300	2,935
Flughafen Zürich AG1	12,235	2,798
ASSA ABLOY AB, Class B1	118,000	2,448
BAE Systems PLC1	303,000	2,330
AB Volvo, Class B1	102,000	1,898
Caterpillar Inc.	12,000	1,891
Edenred SA1	65,000	1,883
MTU Aero Engines AG1	9,000	1,610
Cummins Inc.	8,600	1,519
Northrop Grumman Corp.	3,450	1,059
KONE Oyj, Class B1	19,700	1,057
International Consolidated Airlines Group, SA (CDI)1	120,000	1,052
General Electric Co.	57,000	995
Lockheed Martin Corp.	3,080	989
		29,404
Financials 8.04%
HSBC Holdings PLC (GBP denominated)1	539,633	5,565
JPMorgan Chase & Co.	42,700	4,567
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	376,000	2,582
Wells Fargo & Co.	40,200	2,439
HDFC Bank Ltd. (ADR)	21,605	2,197
AIA Group Ltd.1	250,000	2,132
Sberbank of Russia PJSC (ADR)1	123,000	2,082
Bank Central Asia Tbk PT1	1,080,000	1,741
BlackRock, Inc.	3,000	1,541
BNP Paribas SA1	18,200	1,357

American Funds Insurance Series — Global Balanced Fund — Page 83 of 171

Common stocks Financials (continued)	Shares	Value (000)
Grupo Financiero Galicia SA, Class B (ADR)	18,500	$1,218
Goldman Sachs Group, Inc.	4,000	1,019
		28,440
Consumer staples 7.20%
British American Tobacco PLC1	104,700	7,066
British American Tobacco PLC (ADR)	22,146	1,484
Philip Morris International Inc.	36,700	3,877
Nestlé SA1	43,800	3,764
Altria Group, Inc.	51,000	3,642
Coca-Cola European Partners PLC	48,000	1,913
Pernod Ricard SA1	8,800	1,393
Coca-Cola Co.	29,000	1,330
Procter & Gamble Co.	11,000	1,011
		25,480
Health care 5.01%
Humana Inc.	20,830	5,167
Merck & Co., Inc.	56,120	3,158
Mettler-Toledo International Inc.2	3,500	2,168
Fisher & Paykel Healthcare Corp. Ltd.1	204,000	2,069
AstraZeneca PLC1	17,700	1,215
Medtronic PLC	15,000	1,211
Express Scripts Holding Co.2	14,000	1,045
Novartis AG1	11,800	997
UnitedHealth Group Inc.	3,255	718
		17,748
Materials 4.42%
DowDuPont Inc.	63,075	4,492
Linde AG, non-registered shares1,2	8,900	2,082
Croda International PLC1	31,900	1,905
WestRock Co.	24,570	1,553
Koninklijke DSM NV1	14,000	1,334
LyondellBasell Industries NV	12,000	1,324
Boral Ltd.1	185,000	1,121
Air Liquide SA, bonus shares1	6,875	865
Rio Tinto PLC1	15,000	792
The Chemours Co.	3,200	160
		15,628
Energy 4.37%
Royal Dutch Shell PLC, Class B1	109,200	3,683
Royal Dutch Shell PLC, Class A1	585	20
ConocoPhillips	49,506	2,717
Enbridge Inc. (CAD denominated)	50,594	1,979
Enbridge Inc. (CAD denominated)1,3	16,157	619
LUKOIL Oil Co. PJSC (ADR)1	39,800	2,277
Reliance Industries Ltd.1	106,000	1,529
Schlumberger Ltd.	20,400	1,375
Chevron Corp.	10,000	1,252
		15,451

American Funds Insurance Series — Global Balanced Fund — Page 84 of 171

Common stocks Consumer discretionary 4.31%	Shares	Value (000)
Amazon.com, Inc.2	3,400	$3,976
Peugeot SA1	136,500	2,773
Nokian Renkaat Oyj1	50,634	2,294
Home Depot, Inc.	10,000	1,895
LVMH Moët Hennessy-Louis Vuitton SE1	4,195	1,232
General Motors Co.	25,000	1,025
Priceline Group Inc.2	525	912
ProSiebenSat.1 Media SE1	20,000	689
HUGO BOSS AG1	5,600	475
		15,271
Utilities 2.11%
Enel Américas SA (ADR)	197,000	2,201
Ørsted AS1	33,800	1,841
ENN Energy Holdings Ltd.1	232,000	1,646
Power Assets Holdings Ltd.1	120,500	1,017
EDP - Energias de Portugal, SA1	221,000	765
		7,470
Real estate 1.73%
Daito Trust Construction Co., Ltd.1	11,000	2,241
Link REIT1	211,697	1,962
Equinix, Inc. REIT	4,240	1,921
		6,124
Miscellaneous 4.86%
Other common stocks in initial period of acquisition		17,202
Total common stocks (cost: $160,781,000)		217,794
Bonds, notes & other debt instruments 31.65% Bonds & notes of governments & government agencies outside the U.S. 14.13%	Principal amount (000)
Abu Dhabi (Emirate of) 2.50% 20223	$200	196
Abu Dhabi (Emirate of) 3.125% 20273	200	196
Australia (Commonwealth of), Series 124, 5.75% 2021	A$1,225	1,066
Australia (Commonwealth of), Series 128, 5.75% 2022	1,120	1,003
Belgium (Kingdom of), Series 77, 1.00% 2026	€275	345
Brazil (Federative Republic of) 0% 2021	BRL1,900	419
Canada 1.00% 2022	C$300	229
Canada 2.25% 2025	2,050	1,660
Chile (Republic of) 5.50% 2020	CLP50,000	85
Colombia (Republic of) 4.375% 2021	$200	211
Colombia (Republic of), Series B, 7.50% 2026	COP1,200,000	430
European Investment Bank 2.25% 2022	$225	224
French Republic O.A.T. 0.50% 2026	€250	301
French Republic O.A.T. 1.00% 2027	350	434
French Republic O.A.T. 3.25% 2045	100	162
French Republic O.A.T. 2.00% 2048	150	190
Germany (Federal Republic of) 2.25% 2021	60	79
Germany (Federal Republic of) 0.10% 20234	53	68
Germany (Federal Republic of) 0.50% 2026	670	823
Germany (Federal Republic of) 2.50% 2046	670	1,056
Germany (Federal Republic of) 1.25% 2048	400	479
India (Republic of) 7.80% 2021	INR39,200	629

American Funds Insurance Series — Global Balanced Fund — Page 85 of 171

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
India (Republic of) 7.68% 2023	INR36,900	$590
India (Republic of) 8.83% 2023	10,400	174
India (Republic of) 6.97% 2026	74,000	1,137
Indonesia (Republic of) 3.75% 2022	$410	423
Indonesia (Republic of) 3.85% 20273	400	411
Ireland (Republic of) 3.90% 2023	€100	144
Ireland (Republic of) 3.40% 2024	325	466
Ireland (Republic of) 5.40% 2025	260	422
Ireland (Republic of) 1.00% 2026	500	616
Ireland (Republic of) 2.40% 2030	30	42
Ireland (Republic of) 2.00% 2045	125	158
Israel (State of) 3.15% 2023	$400	410
Israel (State of) 2.00% 2027	ILS1,400	415
Israel (State of) 5.50% 2042	1,000	427
Italy (Republic of) 0.90% 2022	€800	967
Italy (Republic of) 1.45% 2022	850	1,053
Italy (Republic of) 0.95% 2023	150	180
Italy (Republic of) 4.75% 2023	100	145
Italy (Republic of) 4.50% 2024	200	286
Italy (Republic of) 1.50% 2025	250	299
Japan, Series 362, 0.10% 2018	¥40,000	355
Japan, Series 115, 0.20% 2018	5,000	45
Japan, Series 315, 1.20% 2021	65,000	603
Japan, Series 326, 0.70% 2022	10,000	92
Japan, Series 17, 0.10% 20234	10,380	96
Japan, Series 19, 0.10% 20244	30,120	281
Japan, Series 18, 0.10% 20244	20,640	192
Japan, Series 337, 0.30% 2024	105,000	955
Japan, Series 340, 0.40% 2025	20,000	183
Japan, Series 344, 0.10% 2026	70,000	626
Japan, Series 21, 0.10% 20264	40,199	378
Japan, Series 346, 0.10% 2027	140,000	1,252
Japan, Series 116, 2.20% 2030	14,000	155
Japan, Series 145, 1.70% 2033	165,000	1,768
Japan, Series 21, 2.30% 2035	20,000	233
Japan, Series 161, 0.60% 2037	170,000	1,524
Japan, Series 36, 2.00% 2042	10,000	115
Japan, Series 42, 1.70% 2044	55,000	601
Japan, Series 53, 0.60% 2046	10,000	84
KfW 2.125% 2022	$250	248
Kuwait (State of) 2.75% 20223	200	200
Lithuania (Republic of) 7.375% 2020	100	111
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR293	73
Malaysia (Federation of), Series 0515, 3.759% 2019	550	137
Malaysia (Federation of), Series 0315, 3.659% 2020	58	14
Malaysia (Federation of), Series 0314, 4.048% 2021	350	88
Malaysia (Federation of), Series 0215, 3.795% 2022	400	99
Malaysia (Federation of), Series 0116, 3.80% 2023	1,750	433
Malaysia (Federation of), Series 0115, 3.955% 2025	2,000	491
Malaysia (Federation of), Series 0316, 3.90% 2026	1,200	293
Malaysia (Federation of), Series 0310, 4.498% 2030	1,600	396
Morocco (Kingdom of) 4.25% 2022	$200	211
National Highways Authority of India 7.17% 2021	INR30,000	465
Netherlands (Kingdom of the) 5.50% 2028	€100	178
Norway (Kingdom of) 3.75% 2021	NKr6,900	921

American Funds Insurance Series — Global Balanced Fund — Page 86 of 171

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 6.15% 2032	PEN675	$222
Peru (Republic of) 5.625% 2050	$20	26
Poland (Republic of), Series 1020, 5.25% 2020	PLN4,750	1,486
Poland (Republic of), Series 1021, 5.75% 2021	2,670	865
Poland (Republic of), Series 0922, 5.75% 2022	870	286
Poland (Republic of), Series 1023, 4.00% 2023	2,800	858
Poland (Republic of), Series 0725, 3.25% 2025	1,500	435
Portuguese Republic 5.125% 2024	$250	269
Portuguese Republic 2.875% 2025	€900	1,192
Portuguese Republic 2.875% 2026	490	642
Quebec (Province of) 2.375% 2022	$114	113
Saudi Arabia (Kingdom of) 2.894% 20223	200	199
Saudi Arabia (Kingdom of) 3.625% 20283	200	199
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR1,950	157
South Africa (Republic of), Series R-214, 6.50% 2041	8,050	460
South Korea (Republic of), Series 2106, 4.25% 2021	KRW262,000	261
South Korea (Republic of), Series 2209, 2.00% 2022	475,000	437
Spain (Kingdom of) 4.00% 20183	$500	502
Spain (Kingdom of) 2.75% 2024	€355	481
Spain (Kingdom of) 3.80% 2024	320	457
Spain (Kingdom of) 1.30% 2026	370	443
Spain (Kingdom of) 1.95% 2026	150	190
Sweden (Kingdom of) 1.125% 20193	$200	197
Thailand (Kingdom of) 1.49% 2019	THB7,000	215
Thailand (Kingdom of) 1.875% 2022	14,100	435
Thailand (Kingdom of) 3.85% 2025	3,000	103
Thailand (Kingdom of) 2.125% 2026	6,000	181
United Kingdom 3.75% 2020	£75	110
United Kingdom 1.75% 2022	280	396
United Kingdom 2.75% 2024	50	76
United Kingdom 4.25% 2027	300	521
United Kingdom 4.25% 2040	50	99
United Kingdom 3.25% 2044	250	440
United Kingdom 3.50% 2045	150	277
United Mexican States 4.00% 20194	MXN3,564	183
United Mexican States 4.15% 2027	$200	208
United Mexican States 4.00% 20404	MXN2,970	159
United Mexican States 4.60% 2046	$200	198
United Mexican States, Series M, 8.00% 2020	MXN2,000	103
United Mexican States, Series M, 6.50% 2021	6,000	295
United Mexican States, Series M, 6.50% 2022	7,000	341
United Mexican States, Series M20, 10.00% 2024	11,000	631
United Mexican States, Series M, 5.75% 2026	25,000	1,125
United Mexican States, Series M30, 10.00% 2036	2,500	155
Uruguay (Oriental Republic of) 9.875% 2022	UYU3,334	123
Uruguay (Oriental Republic of) 8.50% 2028	9,188	320
		50,017
U.S. Treasury bonds & notes 9.59% U.S. Treasury 7.38%
U.S. Treasury 0.75% 2018	$280	279
U.S. Treasury 1.375% 2018	200	200
U.S. Treasury 1.375% 2018	150	150
U.S. Treasury 1.50% 2018	100	100
U.S. Treasury 1.00% 2019	1,000	984

American Funds Insurance Series — Global Balanced Fund — Page 87 of 171

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.25% 2019	$50	$50
U.S. Treasury 1.625% 2019	1,075	1,071
U.S. Treasury 1.625% 2019	300	299
U.S. Treasury 1.75% 2019	600	599
U.S. Treasury 3.125% 2019	225	229
U.S. Treasury 1.375% 2020	900	888
U.S. Treasury 1.50% 2020	350	346
U.S. Treasury 1.75% 2020	1,600	1,589
U.S. Treasury 2.125% 2020	200	201
U.S. Treasury 1.125% 2021	1,025	991
U.S. Treasury 1.375% 2021	550	538
U.S. Treasury 2.00% 2021	108	108
U.S. Treasury 1.625% 2022	3,850	3,755
U.S. Treasury 1.875% 2022	850	839
U.S. Treasury 1.875% 2022	700	693
U.S. Treasury 2.00% 2022	500	496
U.S. Treasury 2.00% 2022	455	451
U.S. Treasury 2.00% 2022	75	75
U.S. Treasury 1.375% 2023	300	287
U.S. Treasury 1.75% 2023	100	98
U.S. Treasury 2.00% 2024	750	736
U.S. Treasury 2.125% 2024	2,025	2,001
U.S. Treasury 2.125% 2024	500	494
U.S. Treasury 2.25% 2024	200	199
U.S. Treasury 2.125% 2025	200	197
U.S. Treasury 1.625% 2026	535	506
U.S. Treasury 1.625% 2026	440	415
U.S. Treasury 2.25% 2027	2,800	2,762
U.S. Treasury 2.25% 2027	700	691
U.S. Treasury 2.375% 2027	1,500	1,497
U.S. Treasury 3.00% 2044	355	373
U.S. Treasury 2.50% 2045	315	300
U.S. Treasury 3.00% 2045	100	105
U.S. Treasury 2.875% 2046	500	513
		26,105
U.S. Treasury inflation-protected securities 2.21%
U.S. Treasury Inflation-Protected Security 0.125% 20214	1,093	1,088
U.S. Treasury Inflation-Protected Security 0.125% 20224	214	213
U.S. Treasury Inflation-Protected Security 0.375% 20234	318	321
U.S. Treasury Inflation-Protected Security 0.125% 20244	519	513
U.S. Treasury Inflation-Protected Security 0.625% 20244	1,771	1,801
U.S. Treasury Inflation-Protected Security 0.25% 20254	844	836
U.S. Treasury Inflation-Protected Security 0.375% 20254	234	234
U.S. Treasury Inflation-Protected Security 2.375% 20254	65	75
U.S. Treasury Inflation-Protected Security 0.625% 20264	830	844
U.S. Treasury Inflation-Protected Security 0.375% 20274	1,123	1,115
U.S. Treasury Inflation-Protected Security 0.375% 20274	217	216
U.S. Treasury Inflation-Protected Security 1.375% 20444	503	581
		7,837
Total U.S. Treasury bonds & notes		33,942

American Funds Insurance Series — Global Balanced Fund — Page 88 of 171

Bonds, notes & other debt instruments Corporate bonds & notes 6.33% Financials 1.43%	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 2.875% 2022	$20	$20
ACE INA Holdings Inc. 3.35% 2026	20	20
ACE INA Holdings Inc. 4.35% 2045	35	40
Allianz SE, 4.75% 2049	€100	143
Aviva PLC, subordinated 6.875% 2058	£75	140
AXA SA, junior subordinated 5.453% 2049	100	155
Banco Nacional de Comercio Exterior SNC 3.80% 20263	$200	201
Bank of America Corp. 3.419% 20283	394	394
Barclays Bank PLC 10.00% 2021	£100	170
Berkshire Hathaway Inc. 3.00% 2022	$75	77
BPCE SA group 5.70% 20233	200	222
CaixaBank, SA 5.00% 2023	€100	125
Goldman Sachs Group, Inc. 5.75% 2022	$70	78
Goldman Sachs Group, Inc. 2.905% 2023	130	129
Goldman Sachs Group, Inc. 3.625% 2023	150	155
Goldman Sachs Group, Inc. 3.50% 2025	210	213
Goldman Sachs Group, Inc. 3.75% 2026	25	26
Goldman Sachs Group, Inc. 4.75% 2045	70	80
HSBC Holdings PLC 3.375% 2024	€100	124
HSBC Holdings PLC 3.90% 2026	$200	208
HSBC Holdings PLC 4.30% 2026	200	213
Intesa Sanpaolo SpA 6.625% 2023	€125	189
JPMorgan Chase & Co. 2.55% 2021	$76	76
JPMorgan Chase & Co. 3.25% 2022	28	29
JPMorgan Chase & Co. 2.70% 2023	150	149
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	135	153
Lloyds Banking Group PLC 6.50% 2020	€210	287
Morgan Stanley 3.125% 2026	$110	109
Morgan Stanley 3.875% 2026	75	78
NN Group NV, 4.50% 2049	€100	136
PNC Financial Services Group, Inc. 2.854% 2022	$100	100
Rabobank Nederland 3.875% 2023	€100	140
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	252
UniCredit SPA 4.625% 20273	200	211
VEB Finance Ltd. 6.902% 20203	100	108
Wells Fargo & Co. 3.584% 2028	100	102
		5,052
Utilities 1.05%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 20233	200	203
American Electric Power Co., Inc. 2.15% 2020	215	214
American Electric Power Co., Inc. 2.75% 2026	50	48
CMS Energy Corp. 3.60% 2025	150	154
Duke Energy Carolinas, Inc. 3.70% 2047	50	52
Duke Energy Corp. 3.75% 2024	110	115
Duke Energy Corp. 2.65% 2026	225	216
Duke Energy Florida, LLC 3.20% 2027	100	101
E.ON International Finance BV 5.80% 20183	25	25
Enel Finance International SA 2.75% 20233	200	197
Enel Finance International SA 3.625% 20273	200	199
Enel Finance International SA 3.50% 20283	400	392
Enersis Américas SA 4.00% 2026	110	112
Exelon Corp. 3.497% 2022	25	26
Exelon Corp. 3.40% 2026	150	150

American Funds Insurance Series — Global Balanced Fund — Page 89 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
FirstEnergy Corp. 3.90% 2027	$385	$395
FirstEnergy Corp. 3.50% 20283	65	65
FirstEnergy Corp. 4.85% 2047	60	67
Niagara Mohawk Power Corp. 3.508% 20243	85	88
NiSource Finance Corp. 2.65% 2022	50	50
Pacific Gas and Electric Co. 3.85% 2023	70	73
Pacific Gas and Electric Co. 2.95% 2026	25	24
Pacific Gas and Electric Co. 3.30% 20273	275	273
Pacific Gas and Electric Co. 4.25% 2046	75	79
PacifiCorp. 3.35% 2025	30	31
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	100	103
State Grid Overseas Investment Ltd. 3.50% 20273	250	252
		3,704
Consumer discretionary 0.79%
Amazon.com, Inc. 2.80% 20243	170	170
Amazon.com, Inc. 3.15% 20273	95	95
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	45	45
DaimlerChrysler North America Holding Corp. 1.875% 20183	150	150
DaimlerChrysler North America Holding Corp. 2.00% 20213	200	196
Ford Motor Credit Co. 3.20% 2021	200	203
Hyundai Capital America 2.55% 20203	135	134
Hyundai Capital America 3.25% 20223	65	65
McDonald’s Corp. 3.50% 2020	50	51
McDonald’s Corp. 3.70% 2026	35	36
McDonald’s Corp. 4.875% 2045	25	29
Myriad International Holdings 6.00% 2020	250	269
Myriad International Holdings 5.50% 2025	250	273
NBCUniversal Media, LLC 4.375% 2021	50	53
Newell Rubbermaid Inc. 3.85% 2023	40	41
Newell Rubbermaid Inc. 4.20% 2026	245	256
Nissan Motor Co., Ltd. 2.15% 20203	120	119
Nissan Motor Co., Ltd. 2.60% 20223	115	114
President & Fellows of Harvard College 3.619% 2037	150	160
Thomson Reuters Corp. 4.30% 2023	75	79
Time Warner Inc. 4.75% 2021	150	160
Toyota Motor Credit Corp. 2.25% 2023	85	83
		2,781
Health care 0.67%
Abbott Laboratories 3.75% 2026	90	93
AbbVie Inc. 2.50% 2020	180	181
AbbVie Inc. 2.90% 2022	60	60
AbbVie Inc. 3.60% 2025	50	51
AbbVie Inc. 3.20% 2026	173	173
AbbVie Inc. 4.50% 2035	15	16
Aetna Inc. 2.75% 2022	50	50
Aetna Inc. 2.80% 2023	10	10
Allergan PLC 3.00% 2020	30	30
Allergan PLC 3.80% 2025	275	280
Allergan PLC 4.55% 2035	45	48
Allergan PLC 4.75% 2045	31	33
Amgen Inc. 1.85% 2021	20	19
Amgen Inc. 2.25% 2023	180	175

American Funds Insurance Series — Global Balanced Fund — Page 90 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
AstraZeneca PLC 2.375% 2022	$110	$109
Baxalta Inc. 4.00% 2025	80	83
Becton, Dickinson and Co. 2.894% 2022	55	55
Becton, Dickinson and Co. 3.734% 2024	35	36
Becton, Dickinson and Co. 3.70% 2027	65	66
EMD Finance LLC 3.25% 20253	150	151
Humana Inc. 3.15% 2022	100	101
Medtronic, Inc. 3.50% 2025	100	104
Roche Holdings, Inc. 3.35% 20243	200	207
Shire PLC 2.40% 2021	180	177
Shire PLC 2.875% 2023	45	44
Shire PLC 3.20% 2026	25	24
		2,376
Energy 0.63%
Cenovus Energy Inc. 4.25% 2027	65	65
Chevron Corp. 2.954% 2026	75	75
Ecopetrol SA 5.875% 2045	20	20
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	73
Enbridge Inc. 4.25% 2026	70	73
Enbridge Inc. 3.70% 2027	132	133
Energy Transfer Partners, LP 4.00% 2027	67	66
Energy Transfer Partners, LP 4.20% 2027	15	15
Halliburton Co. 3.80% 2025	110	114
Kinder Morgan Energy Partners, LP 3.50% 2021	30	31
Kinder Morgan Energy Partners, LP 5.50% 2044	200	214
Kinder Morgan, Inc. 4.30% 2025	100	104
Petrobras Global Finance Co. 5.299% 20253	85	85
Petróleos Mexicanos 6.50% 20273	130	142
Petróleos Mexicanos 5.625% 2046	310	288
Phillips 66 Partners LP 4.68% 2045	5	5
Schlumberger BV 4.00% 20253	80	84
Statoil ASA 3.15% 2022	160	164
Statoil ASA 3.70% 2024	50	53
Total Capital International 2.875% 2022	150	152
Williams Partners LP 4.50% 2023	100	106
Williams Partners LP 4.30% 2024	100	105
Williams Partners LP 4.00% 2025	75	77
		2,244
Telecommunication services 0.47%
AT&T Inc. 3.40% 2024	150	151
AT&T Inc. 3.90% 2027	95	96
AT&T Inc. 4.25% 2027	60	61
AT&T Inc. 4.10% 20283	238	239
AT&T Inc. 4.90% 2037	80	81
Deutsche Telekom International Finance BV 1.95% 20213	150	146
Deutsche Telekom International Finance BV 9.25% 2032	45	71
France Télécom 9.00% 2031	65	98
France Télécom 5.375% 2050	£50	98
Orange SA 2.75% 2019	$140	141
Verizon Communications Inc. 2.45% 2022	125	123

American Funds Insurance Series — Global Balanced Fund — Page 91 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.50% 2033	$90	$94
Verizon Communications Inc. 4.272% 2036	248	247
		1,646
Consumer staples 0.40%
Altria Group, Inc. 2.625% 2020	100	101
Altria Group, Inc. 4.75% 2021	150	161
Altria Group, Inc. 4.25% 2042	150	158
Anheuser-Busch InBev NV 3.30% 2023	35	36
Anheuser-Busch InBev NV 4.90% 2046	35	41
British American Tobacco PLC 3.557% 20273	105	105
British American Tobacco PLC 4.39% 20373	80	84
Kraft Foods Inc. 3.50% 2022	100	102
Kroger Co. 3.50% 2026	140	140
Pernod Ricard SA 4.45% 20223	150	159
Philip Morris International Inc. 2.00% 2020	55	55
Philip Morris International Inc. 2.90% 2021	100	101
Philip Morris International Inc. 2.625% 2022	15	15
Philip Morris International Inc. 4.25% 2044	25	26
Reynolds American Inc. 4.00% 2022	15	16
Reynolds American Inc. 4.45% 2025	105	112
		1,412
Information technology 0.34%
Apple Inc. 2.50% 2022	75	75
Apple Inc. 3.35% 2027	65	67
Broadcom Ltd. 3.875% 20273	190	187
Microsoft Corp. 2.40% 2026	110	106
Microsoft Corp. 3.30% 2027	530	547
Oracle Corp. 3.25% 2027	210	214
		1,196
Real estate 0.30%
American Campus Communities, Inc. 3.35% 2020	15	15
American Campus Communities, Inc. 3.75% 2023	145	149
American Campus Communities, Inc. 4.125% 2024	90	94
Corporate Office Properties LP 3.60% 2023	65	65
Essex Portfolio LP 3.50% 2025	120	121
Essex Portfolio LP 3.375% 2026	140	139
Kimco Realty Corp. 3.40% 2022	10	10
Kimco Realty Corp. 2.70% 2024	45	44
Scentre Group 3.75% 20273	20	20
WEA Finance LLC 2.70% 20193	200	201
WEA Finance LLC 3.75% 20243	200	207
		1,065
Industrials 0.20%
General Electric Capital Corp. 3.15% 2022	50	51
Lima Metro Line Finance Ltd. 5.875% 20343,5	200	217
Lockheed Martin Corp. 3.10% 2023	10	10
Lockheed Martin Corp. 3.55% 2026	15	16
Red de Carreteras de Occidente 9.00% 20285	MXN2,000	98

American Funds Insurance Series — Global Balanced Fund — Page 92 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Union Pacific Corp. 2.95% 2023	$100	$102
United Technologies Corp. 3.10% 2022	215	219
		713
Materials 0.05%
Monsanto Co. 4.40% 2044	100	107
Vale SA 6.25% 2026	75	87
		194
Total corporate bonds & notes		22,383
Mortgage-backed obligations 1.54%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 20343,5	50	51
Fannie Mae 3.50% 20485,6	450	462
Fannie Mae 4.00% 20485,6	1,780	1,860
Fannie Mae 4.50% 20485,6	175	186
Freddie Mac 3.00% 20335,6	300	305
Freddie Mac 3.50% 20485,6	300	308
Government National Mortgage Assn. 4.00% 20485,6	170	177
Korea Housing Finance Corp. 2.50% 20203	250	247
Korea Housing Finance Corp. 2.00% 20213	250	241
Nordea Kredit 2.00% 20375	DKr1,300	218
Nykredit Realkredit AS, Series 01E, 2.00% 20375	4,554	765
Nykredit Realkredit AS, Series 01E, 2.50% 20475	835	140
Realkredit Danmark AS, Series 22S, 2.00% 20375	2,992	503
		5,463
Asset-backed obligations 0.06%
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.827% 20205,7	$200	200
Total bonds, notes & other debt instruments (cost: $111,365,000)		112,005
Short-term securities 7.47%
Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/20183	5,000	4,996
Mizuho Bank, Ltd. 1.59% due 1/25/20183	8,300	8,290
Québec (Province of) 1.51% due 2/15/20183	1,000	998
Royal Bank of Canada 1.34%–1.53% due 1/8/2018–1/16/2018	7,500	7,494
Thunder Bay Funding, LLC 1.70% due 3/6/20183	475	473
Victory Receivables Corp. 1.42% due 1/17/20183	4,200	4,197
Total short-term securities (cost: $26,451,000)		26,448
Total investment securities 100.66% (cost: $298,597,000)		356,247
Other assets less liabilities (0.66)%		(2,348)
Net assets 100.00%		$353,899

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Insurance Series — Global Balanced Fund — Page 93 of 171

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD419	MXN7,600	JPMorgan Chase	1/4/2018	$33
JPY21,922	AUD250	UBS AG	1/5/2018	—8
USD207	INR13,400	Citibank	1/5/2018	(3)
USD274	CAD350	Bank of America, N.A.	1/5/2018	(4)
USD571	INR36,900	JPMorgan Chase	1/5/2018	(7)
USD205	ZAR2,900	UBS AG	1/5/2018	(29)
EUR266	USD312	Goldman Sachs	1/8/2018	8
USD428	ILS1,500	Bank of America, N.A.	1/9/2018	(3)
USD651	EUR550	HSBC Bank	1/9/2018	(10)
EUR502	USD600	Bank of America, N.A.	1/10/2018	3
USD234	CAD300	Bank of America, N.A.	1/10/2018	(5)
JPY96,672	USD863	JPMorgan Chase	1/10/2018	(5)
USD228	AUD300	Goldman Sachs	1/10/2018	(6)
USD327	PLN1,158	JPMorgan Chase	1/10/2018	(6)
USD251	AUD330	JPMorgan Chase	1/10/2018	(7)
USD1,103	JPY125,000	JPMorgan Chase	1/10/2018	(7)
JPY63,535	USD573	JPMorgan Chase	1/10/2018	(8)
USD468	CAD600	Goldman Sachs	1/10/2018	(9)
JPY90,073	USD811	Barclays Bank PLC	1/10/2018	(11)
JPY40,289	USD357	Bank of America, N.A.	1/11/2018	1
USD730	AUD970	Citibank	1/12/2018	(27)
USD478	INR31,000	Bank of America, N.A.	1/16/2018	(6)
JPY134,232	USD1,190	JPMorgan Chase	1/17/2018	2
USD297	EUR250	Bank of America, N.A.	1/17/2018	(3)
USD550	CAD700	Bank of America, N.A.	1/17/2018	(7)
USD361	AUD475	JPMorgan Chase	1/17/2018	(9)
USD399	MXN7,700	Bank of America, N.A.	1/18/2018	9
CHF385	USD391	Goldman Sachs	1/18/2018	5
JPY22,275	USD198	Goldman Sachs	1/18/2018	—8
NOK2,700	USD322	Bank of America, N.A.	1/19/2018	7
USD766	EUR650	Bank of America, N.A.	1/19/2018	(14)
EUR645	USD760	Citibank	1/22/2018	15
EUR349	USD413	UBS AG	1/22/2018	6
EUR227	GBP200	Goldman Sachs	1/22/2018	2
JPY31,929	USD284	Citibank	1/22/2018	(1)
JPY69,685	USD623	Barclays Bank PLC	1/22/2018	(4)
USD2,253	GBP1,700	Barclays Bank PLC	1/22/2018	(44)
SEK3,609	USD430	Citibank	1/23/2018	11
EUR357	USD422	Citibank	1/23/2018	6
JPY57,092	USD506	UBS AG	1/23/2018	1
USD171	ILS600	JPMorgan Chase	1/23/2018	(2)
USD448	PLN1,600	Citibank	1/23/2018	(12)
SEK1,625	USD192	Barclays Bank PLC	1/24/2018	7
USD216	MXN4,250	JPMorgan Chase	1/31/2018	1
EUR482	USD573	Bank of America, N.A.	2/6/2018	6
USD421	PLN1,500	Bank of America, N.A.	2/7/2018	(9)
SEK1,270	USD151	Bank of America, N.A.	2/15/2018	4
USD250	JPY28,000	Bank of New York Mellon	2/15/2018	1
JPY22,250	USD198	HSBC Bank	2/15/2018	—8
SEK1,613	USD191	UBS AG	2/23/2018	7
JPY34,577	USD306	HSBC Bank	2/23/2018	1

American Funds Insurance Series — Global Balanced Fund — Page 94 of 171

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD375	INR24,900	Citibank	3/26/2018	$(11)
USD371	BRL1,250	Citibank	11/29/2018	8
				$(125)

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $114,391,000, which represented 32.32% of the net assets of the fund. This amount includes $112,907,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $28,319,000, which represented 8.00% of the net assets of the fund.
4	Index-linked bond whose principal amount moves with a government price index.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Purchased on a TBA basis.
7	Coupon rate may change periodically.
8	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	JPY/¥ = Japanese yen
AUD/A$ = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	MXN = Mexican pesos
£ = British pounds	MYR = Malaysian ringgits
CAD/C$ = Canadian dollars	NKr = Norwegian kroner
CDI = CREST Depository Interest	PEN = Peruvian nuevos soles
CHF = Swiss francs	PLN = Polish zloty
CLP = Chilean pesos	SEK = Swedish kronor
COP = Colombian pesos	TBA = To-be-announced
DKK/DKr = Danish kroner	THB = Thai baht
EUR/€ = Euros	USD/$ = U.S. dollars
GBP = British pounds	UYU = Uruguayan pesos
ILS = Israeli shekels	ZAR = South African rand
INR = Indian rupees

American Funds Insurance Series — Global Balanced Fund — Page 95 of 171

Bond Fund

Investment portfolio

December 31, 2017

Bonds, notes & other debt instruments 96.91% Corporate bonds & notes 32.37% Financials 7.60%	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 2.30% 2020	$2,105	$2,102
ACE INA Holdings Inc. 2.875% 2022	3,725	3,778
ACE INA Holdings Inc. 3.35% 2026	2,625	2,681
ACE INA Holdings Inc. 4.35% 2045	2,320	2,624
Allstate Corp. 4.20% 2046	205	224
Ally Financial Inc. 4.25% 2021	34,100	35,038
Ally Financial Inc. 5.125% 2024	2,800	3,035
Ally Financial Inc. 8.00% 2031	14,495	18,880
Ally Financial Inc. 8.00% 2031	10,220	13,337
American Express Co. 2.20% 2020	17,000	16,871
American Express Co. 3.00% 2024	1,500	1,499
Assicurazioni Generali SPA 7.75% 2042	€3,100	4,806
Assicurazioni Generali SPA 10.125% 2042	3,800	6,307
AXA SA 8.60% 2030	$2,625	3,783
Banco Santander, SA 2.70% 2019	2,500	2,506
Bank of America Corp. 2.328% 2021	4,500	4,489
Bank of America Corp. 2.816% 2023	48,040	47,971
Bank of America Corp. 3.124% 2023	42,500	43,132
Bank of America Corp. 3.419% 20281	10,529	10,541
Bank of America Corp. 3.593% 2028	2,300	2,340
BB&T Corp. 2.45% 2020	5,200	5,218
Berkshire Hathaway Finance Corp. 1.30% 2019	865	854
BPCE SA group 2.75% 2021	9,500	9,534
BPCE SA group 5.70% 20231	31,666	35,134
BPCE SA group 5.15% 20241	5,211	5,657
Capital One Financial Corp. 1.85% 2019	1,500	1,486
Capital One Financial Corp. 2.40% 2020	11,650	11,586
Capital One Financial Corp. 2.50% 2020	45,100	45,066
Charles Schwab Corp, Series E, junior subordinated 4.625% 2049	2,400	2,450
CIT Group Inc., Series C, 5.50% 20191	585	603
Citigroup Inc. 2.90% 2021	8,500	8,563
Citigroup Inc. 2.75% 2022	24,000	23,973
Citigroup Inc. 2.876% 2023	20,663	20,579
Crédit Agricole SA 3.25% 20241	1,125	1,119
Credit Suisse Group AG 3.574% 20231	14,000	14,246
Credit Suisse Group AG 3.80% 2023	13,925	14,376
Deutsche Bank AG 2.50% 2019	2,900	2,899
Deutsche Bank AG 2.85% 2019	8,700	8,731
Discover Financial Services 10.25% 2019	2,700	2,982
Discover Financial Services 4.10% 2027	12,500	12,824
Goldman Sachs Group, Inc. 2.30% 2019	1,500	1,500
Goldman Sachs Group, Inc. 2.875% 2021	4,000	4,032
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,547
Goldman Sachs Group, Inc. 2.905% 2023	52,821	52,501
Goldman Sachs Group, Inc. 3.077% 20232	3,000	3,125

American Funds Insurance Series — Bond Fund — Page 96 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 3.75% 2025	$638	$658
Goldman Sachs Group, Inc. 5.30% (undated)	1,850	1,970
HSBC Holdings PLC 3.033% 2023	450	451
HSBC Holdings PLC 4.041% 2028	1,000	1,043
Intercontinentalexchange, Inc. 2.50% 2018	1,295	1,301
Intesa Sanpaolo SpA 3.875% 2019	1,485	1,505
Intesa Sanpaolo SpA 5.017% 20241	54,615	55,987
Intesa Sanpaolo SpA 5.71% 20261	16,675	17,591
Intesa Sanpaolo SpA 3.875% 20271	300	300
JPMorgan Chase & Co. 2.70% 2023	17,325	17,222
JPMorgan Chase & Co. 2.776% 2023	12,000	12,017
JPMorgan Chase & Co. 3.54% 2028	2,696	2,745
Leucadia National Corp. 5.50% 2023	520	560
Lloyds Banking Group PLC 2.907% 2023	11,950	11,859
MetLife Global Funding I 1.75% 20181	1,455	1,452
MetLife, Inc. 2.30% 20191	675	676
MetLife, Inc. 2.00% 20201	7,785	7,727
MetLife, Inc. 3.60% 2025	3,590	3,737
MetLife, Inc. 7.875% 20671	1,505	2,013
Morgan Stanley 2.125% 2018	7,500	7,501
Morgan Stanley 2.50% 2021	44,400	44,342
Morgan Stanley 2.625% 2021	7,200	7,170
Morgan Stanley (3-month USD-LIBOR + 1.22%) 2.617% 20242	750	766
Morgan Stanley 3.125% 2026	7,270	7,177
Morgan Stanley 3.875% 2026	7,525	7,850
Morgan Stanley 3.625% 2027	1,942	1,989
New York Life Global Funding 2.10% 20191	1,000	1,001
New York Life Global Funding 1.95% 20201	145	144
New York Life Global Funding 1.70% 20211	2,250	2,186
New York Life Global Funding 2.30% 20221	500	493
NN Group NV, 4.50% 2049	€8,750	11,865
Nordea Bank AB 2.50% 20201	$7,425	7,436
PNC Bank 1.70% 2018	1,000	997
PNC Bank 2.55% 2021	1,000	1,000
PNC Financial Services Group, Inc. 2.854% 2022	6,050	6,075
PNC Funding Corp. 3.30% 2022	9,000	9,245
Royal Bank of Canada 1.50% 2018	2,700	2,700
Sumitomo Mitsui Banking Corp. 2.784% 2022	1,600	1,592
Travelers Companies, Inc. 3.75% 2046	200	204
Travelers Companies, Inc. 4.00% 2047	405	432
UniCredit SPA 4.625% 20271	425	449
UniCredit SPA 5.861% 20321	1,125	1,201
Unum Group 3.00% 2021	520	524
US Bancorp. 2.00% 2020	1,000	996
US Bancorp. 3.15% 2027	2,800	2,808
Wells Fargo & Co. 2.10% 2021	17,500	17,214
Wells Fargo & Co. 2.625% 2022	1,000	995
Wells Fargo & Co. 3.00% 2026	3,320	3,257
Wells Fargo & Co. 3.584% 2028	2,375	2,423
		813,375

American Funds Insurance Series — Bond Fund — Page 97 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care 5.06%	Principal amount (000)	Value (000)
Abbott Laboratories 2.90% 2021	$26,905	$27,238
Abbott Laboratories 3.40% 2023	2,055	2,093
Abbott Laboratories 3.75% 2026	7,170	7,374
Abbott Laboratories 4.75% 2036	4,765	5,367
AbbVie Inc. 1.80% 2018	5,900	5,898
AbbVie Inc. 2.50% 2020	17,215	17,277
AbbVie Inc. 2.90% 2022	6,565	6,585
AbbVie Inc. 3.20% 2022	11,970	12,166
AbbVie Inc. 2.85% 2023	4,800	4,795
AbbVie Inc. 3.20% 2026	500	499
AbbVie Inc. 4.45% 2046	2,285	2,492
Aetna Inc. 1.70% 2018	3,525	3,520
Allergan PLC 2.35% 2018	7,500	7,506
Allergan PLC 3.00% 2020	8,275	8,353
Allergan PLC 3.45% 2022	11,060	11,247
Allergan PLC 3.80% 2025	11,997	12,229
Allergan PLC 4.55% 2035	3,820	4,051
Allergan PLC 4.75% 2045	200	214
AmerisourceBergen Corp. 4.30% 2047	500	503
Amgen Inc. 2.65% 2022	1,000	998
Amgen Inc. 4.40% 2045	7,500	8,186
Anthem, Inc. 2.50% 2020	10,900	10,884
Anthem, Inc. 3.65% 2027	1,500	1,532
AstraZeneca PLC 2.375% 2022	370	366
Becton, Dickinson and Co. 2.675% 2019	2,287	2,296
Becton, Dickinson and Co. 2.894% 2022	1,560	1,552
Becton, Dickinson and Co. 3.734% 2024	903	926
Becton, Dickinson and Co. 3.70% 2027	2,630	2,655
Becton, Dickinson and Co. 4.669% 2047	3,695	4,013
Boston Scientific Corp. 2.85% 2020	470	474
Boston Scientific Corp. 6.00% 2020	3,675	3,924
Boston Scientific Corp. 3.375% 2022	700	711
Boston Scientific Corp. 3.85% 2025	500	515
Cardinal Health, Inc. 4.368% 2047	375	374
Centene Corp. 5.625% 2021	1,780	1,833
Centene Corp. 4.75% 2022	200	209
Centene Corp. 6.125% 2024	375	398
Centene Corp. 4.75% 2025	575	586
EMD Finance LLC 2.40% 20201	15,295	15,269
EMD Finance LLC 2.95% 20221	2,200	2,211
HCA Inc. 6.50% 2020	1,550	1,647
Johnson & Johnson 2.625% 2025	420	418
Johnson & Johnson 2.90% 2028	1,500	1,504
Johnson & Johnson 3.50% 2048	430	441
Laboratory Corporation of America Holdings 3.60% 2027	500	502
Laboratory Corporation of America Holdings 4.70% 2045	9,360	10,156
Medtronic, Inc. 3.35% 2027	450	462
Medtronic, Inc. 4.625% 2045	5,015	5,852
Molina Healthcare, Inc. 5.375% 2022	1,165	1,220
Mylan Laboratories Inc. 2.50% 2019	3,500	3,497
Pfizer Inc. 7.20% 2039	100	154
Roche Holdings, Inc. 2.375% 20271	500	476
Shire PLC 1.90% 2019	25,600	25,376
Shire PLC 2.40% 2021	31,545	31,073

American Funds Insurance Series — Bond Fund — Page 98 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Shire PLC 2.875% 2023	$11,810	$11,623
Shire PLC 3.20% 2026	17,000	16,649
Tenet Healthcare Corp. 4.625% 20241	506	495
Tenet Healthcare Corp., First Lien, 4.75% 2020	10,000	10,225
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,340	1,422
Teva Pharmaceutical Finance Company BV 2.20% 2021	6,382	5,834
Teva Pharmaceutical Finance Company BV 2.80% 2023	72,471	63,178
Teva Pharmaceutical Finance Company BV 3.15% 2026	73,918	61,126
Teva Pharmaceutical Finance Company BV 4.10% 2046	57,966	44,270
Thermo Fisher Scientific Inc. 2.40% 2019	4,050	4,061
UnitedHealth Group Inc. 1.90% 2018	6,820	6,823
UnitedHealth Group Inc. 3.35% 2022	4,585	4,737
UnitedHealth Group Inc. 3.75% 2025	5,610	5,917
UnitedHealth Group Inc. 3.375% 2027	500	514
Valeant Pharmaceuticals International, Inc. 5.50% 20251	4,350	4,448
WellPoint, Inc. 2.30% 2018	7,440	7,457
WellPoint, Inc. 2.25% 2019	1,250	1,248
Zimmer Holdings, Inc. 3.15% 2022	9,145	9,175
		541,299
Energy 4.94%
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.960% 20212,3,4,5	1,875	75
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.710% 20202,3,4,5	520	384
Anadarko Petroleum Corp. 4.85% 2021	4,810	5,083
Anadarko Petroleum Corp. 5.55% 2026	11,730	13,179
Anadarko Petroleum Corp. 6.20% 2040	1,000	1,216
Anadarko Petroleum Corp. 6.60% 2046	3,596	4,638
Andeavor Logistics LP 3.50% 2022	830	829
Andeavor Logistics LP 4.25% 2027	2,015	2,036
Baker Hughes, a GE Co. 3.337% 20271	1,000	999
Baker Hughes, a GE Co. 4.08% 20471	3,500	3,565
Boardwalk Pipeline Partners 3.375% 2023	2,000	1,993
Boardwalk Pipelines, LP 4.45% 2027	3,580	3,648
Boardwalk Pipelines, LP 4.95% 2024	1,290	1,384
Canadian Natural Resources Ltd. 2.95% 2023	190	189
Canadian Natural Resources Ltd. 3.80% 2024	180	186
Canadian Natural Resources Ltd. 3.85% 2027	14,265	14,584
Canadian Natural Resources Ltd. 4.95% 2047	2,350	2,638
Cenovus Energy Inc. 3.80% 2023	1,120	1,132
Cenovus Energy Inc. 4.25% 2027	18,130	18,116
Cenovus Energy Inc. 5.25% 2037	193	199
Cenovus Energy Inc. 5.40% 2047	22,275	23,509
Cheniere Energy, Inc. 7.00% 2024	14,175	16,159
Chevron Corp. 2.355% 2022	5,000	4,963
Chevron Corp. 2.498% 2022	605	606
Columbia Pipeline Partners LP 2.45% 2018	6,700	6,705
Columbia Pipeline Partners LP 5.80% 2045	1,910	2,391
ConocoPhillips 4.95% 2026	4,774	5,427
DCP Midstream Operating LP 4.95% 2022	500	522
Devon Energy Corp. 5.00% 2045	2,000	2,238
Diamond Offshore Drilling, Inc. 4.875% 2043	3,375	2,481
Enbridge Energy Partners, LP 9.875% 2019	10,500	11,366
Enbridge Energy Partners, LP 4.375% 2020	7,700	8,029
Enbridge Energy Partners, LP 5.20% 2020	5,655	5,954

American Funds Insurance Series — Bond Fund — Page 99 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Enbridge Energy Partners, LP 4.20% 2021	$6,525	$6,787
Enbridge Energy Partners, LP 5.875% 2025	13,960	15,832
Enbridge Energy Partners, LP 7.375% 2045	27,830	37,078
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	8,046
Enbridge Inc. 4.00% 2023	1,600	1,667
Energy Transfer Partners, LP 4.15% 2020	1,000	1,033
Energy Transfer Partners, LP 6.25% 2023	8,150	7,931
Energy Transfer Partners, LP 4.75% 2026	475	493
Energy Transfer Partners, LP 4.20% 2027	260	259
Energy Transfer Partners, LP 6.125% 2045	12,405	13,507
Energy Transfer Partners, LP 5.30% 2047	33,995	33,879
Energy Transfer Partners, LP 5.40% 2047	6,690	6,774
Energy Transfer Partners, LP 6.625% 2049	500	487
EnLink Midstream Partners, LP 2.70% 2019	1,850	1,849
EnLink Midstream Partners, LP 4.40% 2024	365	377
EnLink Midstream Partners, LP 5.05% 2045	1,015	1,005
EnLink Midstream Partners, LP 5.45% 2047	475	503
Ensco PLC 5.20% 2025	340	291
Ensco PLC 5.75% 2044	80	55
EQT Corp. 2.50% 2020	5,910	5,872
EQT Corp. 3.00% 2022	2,385	2,362
EQT Corp. 3.90% 2027	1,205	1,200
Exxon Mobil Corp. 3.043% 2026	4,825	4,903
Exxon Mobil Corp. 4.114% 2046	498	557
Halliburton Co. 3.80% 2025	4,975	5,178
Halliburton Co. 5.00% 2045	845	973
Husky Energy Inc. 7.25% 2019	3,390	3,692
Kinder Morgan Energy Partners, LP 6.85% 2020	7,650	8,290
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,056
Kinder Morgan Energy Partners, LP 5.40% 2044	5,270	5,587
Kinder Morgan Energy Partners, LP 5.50% 2044	925	988
Kinder Morgan Finance Co. 5.05% 2046	248	258
Kinder Morgan, Inc. 4.30% 2025	257	268
Kinder Morgan, Inc. 5.30% 2034	760	812
Kinder Morgan, Inc. 5.55% 2045	6,000	6,585
Marathon Oil Corp. 4.40% 2027	10,765	11,268
MPLX LP 4.125% 2027	315	323
MPLX LP 5.20% 2047	320	352
NGL Energy Partners LP 6.875% 2021	1,000	1,025
NGPL PipeCo LLC 4.375% 20221	45	46
NGPL PipeCo LLC 4.875% 20271	55	57
Noble Corp. PLC 5.75% 2018	180	181
Noble Corp. PLC 7.70% 2025	1,995	1,686
Noble Corp. PLC 8.70% 2045	1,760	1,404
Odebrecht Drilling Norbe 6.35% 20211,5,6,7	1,667	1,143
Odebrecht Drilling Norbe 6.72% 20221,5,6,7	100	40
Odebrecht Drilling Norbe 7.35% 20261,5,6,7,8	1,970	1,351
Odebrecht Drilling Norbe 7.72% 20261,5,6,7,8	275	111
Odebrecht Drilling Norbe 0% (undated)1,5,6,7	1,195	—
Petrobras Global Finance Co. 6.125% 2022	7,260	7,723
Petrobras Global Finance Co. 5.299% 20251	409	411
Petrobras Global Finance Co. 8.75% 2026	12,000	14,370
Petrobras Global Finance Co. 7.375% 2027	390	430
Petrobras Global Finance Co. 5.999% 20281	1,053	1,057

American Funds Insurance Series — Bond Fund — Page 100 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petrobras Global Finance Co. 7.25% 2044	$45	$47
Petrobras Global Finance Co. 6.85% 2115	335	324
Petróleos Mexicanos 7.47% 2026	MXN295,000	13,257
Petróleos Mexicanos 6.50% 20271	$9,880	10,811
Petróleos Mexicanos 6.75% 20471	8,994	9,411
Petróleos Mexicanos 6.75% 2047	460	481
Phillips 66 Partners LP 3.55% 2026	570	566
Phillips 66 Partners LP 3.75% 2028	160	160
Phillips 66 Partners LP 4.68% 2045	125	129
Phillips 66 Partners LP 4.90% 2046	210	223
Pioneer Natural Resources Co. 3.45% 2021	185	189
Plains All American Pipeline, LP 4.50% 2026	1,250	1,269
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20191,5	500	493
Ras Laffan Liquefied Natural Gas II 5.298% 20205	357	370
Royal Dutch Shell PLC 3.75% 2046	910	930
Sabine Pass Liquefaction, LLC 5.625% 2021	1,100	1,180
Sabine Pass Liquefaction, LLC 6.25% 2022	2,800	3,118
Sabine Pass Liquefaction, LLC 5.625% 2023	1,000	1,099
Sabine Pass Liquefaction, LLC 5.75% 2024	9,000	10,014
Sabine Pass Liquefaction, LLC 5.625% 2025	11,980	13,230
Sabine Pass Liquefaction, LLC 5.875% 2026	13,800	15,525
Sabine Pass Liquefaction, LLC 5.00% 2027	4,670	5,014
Sabine Pass Liquefaction, LLC 4.20% 2028	790	801
Schlumberger BV 3.00% 20201	600	608
Schlumberger BV 3.625% 20221	222	229
Schlumberger BV 4.00% 20251	9,185	9,666
Southwestern Energy Co. 4.10% 2022	3,625	3,580
Southwestern Energy Co. 6.70% 2025	6,705	6,998
Spectra Energy Partners, LP 2.95% 2018	1,615	1,625
Sunoco LP 6.25% 2021	775	808
Targa Resources Partners LP 5.125% 2025	175	180
Targa Resources Partners LP 5.375% 2027	175	180
TC PipeLines, LP 4.375% 2025	1,285	1,338
Total Capital Canada Ltd. 2.75% 2023	2,140	2,153
Transocean Inc. 5.80% 2022	2,195	2,173
Transocean Inc. 9.00% 20231	5,000	5,425
Valero Energy Partners LP 4.375% 2026	500	523
Western Gas Partners LP 2.60% 2018	280	281
Western Gas Partners LP 3.95% 2025	665	666
Western Gas Partners LP 4.65% 2026	310	323
Western Gas Partners LP 5.45% 2044	1,350	1,438
Williams Partners LP 5.25% 2020	3,000	3,170
Williams Partners LP 4.50% 2023	500	529
Williams Partners LP 4.30% 2024	595	624
Williams Partners LP 4.00% 2025	500	512
Williams Partners LP 5.40% 2044	555	625
Williams Partners LP 4.90% 2045	250	266
Williams Partners LP 5.10% 2045	445	491
		528,887
Consumer discretionary 3.64%
Amazon.com, Inc. 3.15% 20271	13,865	13,910
Amazon.com, Inc. 3.875% 20371	500	532
Amazon.com, Inc. 4.05% 20471	1,355	1,465

American Funds Insurance Series — Bond Fund — Page 101 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Bayerische Motoren Werke AG 1.45% 20191	$13,610	$13,465
CBS Corp. 3.50% 2025	150	151
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,805	6,935
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	760	794
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20271	5,000	4,937
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	750	719
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	3,555	3,526
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	3,315	3,409
Comcast Corp. 3.00% 2024	1,000	1,007
Comcast Corp. 3.30% 2027	925	944
Comcast Corp. 3.15% 2028	8,170	8,204
Comcast Corp. 4.00% 2047	670	700
Cumulus Media Inc. 7.75% 20193	1,715	326
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.82% 20202,4,5	1,620	1,400
DaimlerChrysler North America Holding Corp. (3-month USD-LIBOR + 0.86%) 2.237% 20181,2	7,500	7,529
DaimlerChrysler North America Holding Corp. 1.50% 20191	1,000	988
DaimlerChrysler North America Holding Corp. 2.85% 20221	500	502
DaimlerChrysler North America Holding Corp. 3.25% 20241	755	771
DaimlerChrysler North America Holding Corp. 3.30% 20251	5,500	5,583
Delphi Automotive PLC 5.00% 20251	255	259
Discovery Communications, Inc. 2.20% 2019	7,855	7,821
Discovery Communications, Inc. 2.95% 2023	4,185	4,146
Dollar General Corp. 1.875% 2018	1,211	1,210
Dollar Tree Inc. 5.75% 2023	1,225	1,285
Ford Motor Credit Co. 2.262% 2019	9,700	9,688
Ford Motor Credit Co. 2.375% 2019	18,650	18,661
Ford Motor Credit Co. 2.597% 2019	9,410	9,419
Ford Motor Credit Co. 2.343% 2020	17,500	17,344
Ford Motor Credit Co. 2.681% 2020	17,750	17,801
Ford Motor Credit Co. 3.157% 2020	2,000	2,026
Ford Motor Credit Co. 3.336% 2021	300	305
Ford Motor Credit Co. 3.219% 2022	7,315	7,366
Ford Motor Credit Co. 3.81% 2024	6,050	6,183
Ford Motor Credit Co. 4.134% 2025	10,000	10,357
Ford Motor Credit Co. 5.291% 2046	1,610	1,757
General Motors Financial Co. 2.40% 2019	17,990	17,999
General Motors Financial Co. 2.45% 2020	9,000	8,938
General Motors Financial Co. 3.70% 2020	15,895	16,327
General Motors Financial Co. 4.20% 2021	1,500	1,561
General Motors Financial Co. 3.15% 2022	12,500	12,502
General Motors Financial Co. 3.70% 2023	11,500	11,741
General Motors Financial Co. 3.50% 2024	1,575	1,574
Hilton Worldwide Holdings Inc. 4.25% 2024	2,850	2,886
Home Depot, Inc. 4.40% 2021	7,500	7,968
Home Depot, Inc. 2.80% 2027	12,000	11,816
Home Depot, Inc. 3.90% 2047	830	877
Hyundai Capital America 2.00% 20191	365	361
Hyundai Capital America 2.55% 20201	4,700	4,664
Hyundai Capital America 2.60% 20201	325	323
Hyundai Capital America 2.75% 20201	3,821	3,796
Hyundai Capital America 3.25% 20221	2,021	2,021
Hyundai Capital Services Inc. 1.625% 20191	1,600	1,566
Lowe’s Companies, Inc. 4.05% 2047	500	533
McDonald’s Corp. 4.875% 2045	7,365	8,559

American Funds Insurance Series — Bond Fund — Page 102 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
MGM Resorts International 7.75% 2022	$2,000	$2,285
NBC Universal Enterprise, Inc. 5.25% 20491	5,170	5,506
NBC Universal Media, LLC 5.15% 2020	10,000	10,657
Newell Rubbermaid Inc. 3.85% 2023	2,380	2,465
Newell Rubbermaid Inc. 4.20% 2026	3,965	4,144
Newell Rubbermaid Inc. 5.50% 2046	6,975	8,328
News America Inc. 4.00% 2023	1,100	1,152
NIKE, Inc. 3.875% 2045	7,145	7,494
Nissan Motor Co., Ltd. 2.60% 20221	1,415	1,398
RCI Banque 3.50% 20181	8,280	8,309
S.A.C.I. Falabella 3.75% 20271	860	843
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	300
Schaeffler Verwaltungs 4.75% 20261,8	340	346
Starbucks Corp. 3.75% 2047	3,885	3,944
Thomson Reuters Corp. 4.30% 2023	240	254
Time Warner Inc. 3.80% 2027	4,535	4,538
Toyota Motor Credit Corp. 2.125% 2019	500	500
Volkswagen Group of America Finance, LLC 1.65% 20181	3,500	3,497
Volkswagen Group of America Finance, LLC 2.45% 20191	520	520
Volkswagen Group of America Finance, LLC 2.40% 20201	3,055	3,048
Volkswagen International Finance NV 4.00% 20201	4,200	4,355
Walt Disney Co. 5.50% 2019	5,000	5,197
Warner Music Group 5.625% 20221	900	930
		389,447
Utilities 3.43%
AES Corp. 7.375% 2021	500	564
Alliant Energy Corporation 3.25% 2024	1,000	1,014
Ameren Corp. 3.70% 2047	340	348
American Electric Power Co., Inc. 2.15% 2020	1,000	996
American Electric Power Co., Inc. 2.75% 2026	2,170	2,093
American Electric Power Co., Inc. 3.20% 2027	2,825	2,810
Berkshire Hathaway Energy Co. 4.50% 2045	6,095	6,835
Calpine Corp. 5.375% 2023	410	401
Centerpoint Energy, Inc. 2.50% 2022	240	237
Cleveland Electric Illuminating Co. 8.875% 2018	7,475	7,899
CMS Energy Corp. 8.75% 2019	786	855
CMS Energy Corp. 5.05% 2022	2,669	2,904
Commonwealth Edison Company 2.95% 2027	250	247
Consolidated Edison Company of New York, Inc. 3.875% 2047	9,600	10,057
Consolidated Edison Company of New York, Inc. 4.00% 2057	500	524
Consumers Energy Co. 3.25% 2046	3,765	3,622
Dominion Resources, Inc. 1.875% 20181	5,450	5,434
Dominion Resources, Inc. 1.60% 2019	1,140	1,128
Dominion Resources, Inc. 2.962% 2019	500	504
Dominion Resources, Inc. 2.579% 2020	20,575	20,595
Duke Energy Carolinas, Inc. 3.70% 2047	450	464
Duke Energy Corp. 3.75% 2024	4,026	4,210
Duke Energy Corp. 2.65% 2026	4,660	4,472
Duke Energy Corp. 3.15% 2027	370	368
Duke Energy Florida, LLC 3.40% 2046	6,745	6,546
EDP Finance BV 3.625% 20241	23,650	23,837
Electricité de France SA 2.15% 20191	145	145
Emera Inc. 6.75% 2076	1,950	2,204

American Funds Insurance Series — Bond Fund — Page 103 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Emera US Finance LP 2.70% 2021	$954	$952
Emera US Finance LP 3.55% 2026	495	497
Emera US Finance LP 4.75% 2046	500	549
Enel Finance International SA 2.75% 20231	2,400	2,367
Enel Finance International SA 3.625% 20271	1,000	995
Enel Finance International SA 3.50% 20281	1,200	1,176
Enel Finance International SA 4.75% 20471	491	533
Enel Società per Azioni 8.75% 20731	1,000	1,246
Entergy Corp. 2.95% 2026	595	580
Eversource Energy 2.75% 2022	527	528
Exelon Corp. 3.497% 2022	825	842
Exelon Corp. 3.40% 2026	1,570	1,573
FirstEnergy Corp. 3.90% 2027	19,790	20,311
FirstEnergy Corp. 3.50% 20281	3,825	3,836
FirstEnergy Corp. 7.375% 2031	7,200	9,730
FirstEnergy Corp. 4.85% 2047	13,480	15,091
FirstEnergy Corp., Series B, 4.25% 2023	4,505	4,710
Great Plains Energy Inc. 5.30% 2041	100	119
Great Plains Energy Inc. 4.20% 2047	2,221	2,359
Iberdrola Finance Ireland 5.00% 20191	1,825	1,900
IPALCO Enterprises, Inc. 3.70% 20241	200	200
MidAmerican Energy Holdings Co. 5.75% 2018	7,740	7,813
MidAmerican Energy Holdings Co. 3.75% 2023	5,890	6,140
Mississippi Power Co. 4.25% 2042	12,747	12,497
National Grid Plc 3.15% 20271	275	274
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	14,691
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,500	5,817
Niagara Mohawk Power Corp. 3.508% 20241	7,875	8,157
Niagara Mohawk Power Corp. 4.278% 20341	1,000	1,099
NiSource Finance Corp. 2.65% 2022	400	397
NV Energy, Inc 6.25% 2020	2,950	3,242
Pacific Gas and Electric Co. 2.45% 2022	7,875	7,730
Pacific Gas and Electric Co. 3.25% 2023	6,490	6,557
Pacific Gas and Electric Co. 3.40% 2024	850	867
Pacific Gas and Electric Co. 3.50% 2025	225	230
Pacific Gas and Electric Co. 3.30% 20271	1,100	1,092
Pacific Gas and Electric Co. 3.30% 2027	734	729
Pacific Gas and Electric Co. 4.75% 2044	336	373
Pacific Gas and Electric Co. 3.95% 20471	1,525	1,518
Pennsylvania Electric Co. 3.25% 20281	1,355	1,336
PG&E Corp. 2.40% 2019	3,810	3,813
Progress Energy, Inc. 7.05% 2019	3,180	3,358
Progress Energy, Inc. 7.75% 2031	1,920	2,693
Public Service Co. of Colorado 5.80% 2018	7,860	8,027
Public Service Electric and Gas Co. 3.60% 2047	500	513
Public Service Enterprise Group Inc. 2.00% 2021	3,061	2,991
Public Service Enterprise Group Inc. 2.65% 2022	3,906	3,876
Puget Energy, Inc. 6.50% 2020	5,896	6,531
Puget Energy, Inc. 6.00% 2021	8,286	9,174
Puget Energy, Inc. 5.625% 2022	8,104	8,958
Puget Energy, Inc. 3.65% 2025	3,000	3,080
SCANA Corp. 6.25% 2020	1,300	1,381
SCANA Corp. 4.75% 2021	2,600	2,698
SCANA Corp. 4.125% 2022	2,175	2,223

American Funds Insurance Series — Bond Fund — Page 104 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
South Carolina Electric & Gas Co. 5.30% 2033	$515	$585
South Carolina Electric & Gas Co. 5.45% 2041	1,325	1,571
South Carolina Electric & Gas Co. 4.35% 2042	225	236
South Carolina Electric & Gas Co. 4.10% 2046	350	357
South Carolina Electric & Gas Co. 5.10% 2065	200	230
Southwestern Public Service Co. 3.70% 2047	1,120	1,148
Tampa Electric Co. 2.60% 2022	4,550	4,497
Teco Finance, Inc. 5.15% 2020	4,871	5,129
Virginia Electric and Power Co. 1.20% 2018	2,700	2,699
Virginia Electric and Power Co. 4.45% 2044	8,295	9,388
Virginia Electric and Power Co., Series B, 3.80% 2047	500	519
Xcel Energy Inc. 4.70% 2020	12,750	13,297
Xcel Energy Inc. 3.30% 2025	5,850	5,937
		366,875
Consumer staples 2.65%
Altria Group, Inc. 2.85% 2022	5,000	5,035
Altria Group, Inc. 2.625% 2026	500	484
Altria Group, Inc. 4.50% 2043	3,000	3,264
Altria Group, Inc. 5.375% 2044	6,600	8,040
Altria Group, Inc. 3.875% 2046	1,800	1,789
Anheuser-Busch InBev NV 2.65% 2021	5,775	5,808
Anheuser-Busch InBev NV 3.65% 2026	18,635	19,259
Anheuser-Busch InBev NV 4.90% 2046	1,000	1,163
British American Tobacco International Finance PLC 2.75% 20201	5,550	5,580
British American Tobacco International Finance PLC 3.50% 20221	4,020	4,116
British American Tobacco International Finance PLC 3.95% 20251	5,550	5,790
British American Tobacco PLC 2.764% 20221	930	926
British American Tobacco PLC 3.222% 20241	2,000	2,002
British American Tobacco PLC 3.557% 20271	12,860	12,899
British American Tobacco PLC 4.39% 20371	2,000	2,098
British American Tobacco PLC 4.54% 20471	2,500	2,641
Church & Dwight Co., Inc. 3.15% 2027	750	740
Colgate-Palmolive Co. 3.70% 2047	555	569
Constellation Brands, Inc. 2.25% 2020	9,000	8,923
Constellation Brands, Inc. 2.65% 2022	3,285	3,253
Constellation Brands, Inc. 2.70% 2022	40	40
Constellation Brands, Inc. 3.50% 2027	170	174
Costco Wholesale Corp. 2.15% 2021	1,500	1,494
CVS Health Corp. 1.90% 2018	4,550	4,549
CVS Health Corp. 2.125% 2021	11,310	11,045
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 7.069% 20232,4,5	16,563	16,573
Imperial Tobacco Finance PLC 2.05% 20181	3,360	3,360
Imperial Tobacco Finance PLC 3.50% 20231	2,835	2,892
Kroger Co. 2.00% 2019	4,005	3,999
Kroger Co. 2.60% 2021	9,500	9,516
Molson Coors Brewing Co. 1.90% 2019	5,865	5,840
Molson Coors Brewing Co. 2.25% 2020	5,025	5,002
Molson Coors Brewing Co. 2.10% 2021	2,515	2,467
Molson Coors Brewing Co. 3.00% 2026	5,730	5,617
Molson Coors Brewing Co. 4.20% 2046	4,730	4,835
Mondelez International, Inc. 1.625% 20191	18,600	18,338
Pernod Ricard SA 4.45% 20221	7,870	8,366
Philip Morris International Inc. 2.375% 2022	280	276

American Funds Insurance Series — Bond Fund — Page 105 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 2.50% 2022	$2,500	$2,479
Philip Morris International Inc. 2.625% 2022	465	465
Philip Morris International Inc. 3.125% 2028	1,500	1,497
Philip Morris International Inc. 4.25% 2044	10,840	11,444
Procter & Gamble Co. 3.50% 2047	750	759
Reckitt Benckiser Group PLC 2.75% 20241	845	827
Reynolds American Inc. 2.30% 2018	1,790	1,792
Reynolds American Inc. 3.25% 2020	4,960	5,042
Reynolds American Inc. 3.25% 2022	2,250	2,283
Reynolds American Inc. 4.00% 2022	4,330	4,528
Reynolds American Inc. 4.85% 2023	6,430	7,009
Reynolds American Inc. 4.45% 2025	15,670	16,730
Reynolds American Inc. 5.70% 2035	1,255	1,499
Reynolds American Inc. 5.85% 2045	9,000	11,272
Wal-Mart Stores, Inc. 2.35% 2022	3,000	2,991
WM. Wrigley Jr. Co 3.375% 20201	13,405	13,733
		283,112
Telecommunication services 1.78%
AT&T Inc. 3.40% 2024	10,470	10,537
AT&T Inc. 3.40% 2025	24,515	24,135
AT&T Inc. 4.125% 2026	11,800	12,087
AT&T Inc. 3.90% 2027	14,405	14,525
AT&T Inc. 4.90% 2037	10,910	11,097
AT&T Inc. 4.50% 2048	656	617
AT&T Inc. 5.15% 2050	28,297	28,549
AT&T Inc. 5.30% 2058	13,065	13,150
British Telecommunications PLC 9.125% 2030	169	253
CenturyLink, Inc. 7.50% 2024	9,500	9,500
CenturyLink, Inc., Series T, 5.80% 2022	3,500	3,441
Deutsche Telekom International Finance BV 1.95% 20211	16,364	15,925
Deutsche Telekom International Finance BV 2.485% 20231	300	291
Deutsche Telekom International Finance BV 3.60% 20271	500	503
France Télécom 9.00% 2031	1,748	2,628
Frontier Communications Corp. 11.00% 2025	300	222
Orange SA 2.75% 2019	3,570	3,591
SoftBank Group Corp. 3.36% 20231,5	11,719	11,821
Verizon Communications Inc. 4.125% 2027	4,676	4,884
Verizon Communications Inc. 4.50% 2033	15,685	16,487
Verizon Communications Inc. 4.272% 2036	5,280	5,265
Verizon Communications Inc. 4.862% 2046	1,414	1,477
		190,985
Information technology 1.07%
Analog Devices, Inc. 2.50% 2021	6,535	6,476
Analog Devices, Inc. 3.125% 2023	1,450	1,455
Analog Devices, Inc. 3.50% 2026	6,455	6,543
Apple Inc. 1.55% 2021	12,130	11,789
Apple Inc. 3.00% 2024	170	172
Apple Inc. 2.90% 2027	13,500	13,353
Apple Inc. 3.00% 2027	750	746
Apple Inc. 3.20% 2027	510	517
Apple Inc. 3.35% 2027	502	515
Broadcom Ltd. 3.00% 20221	15,500	15,381

American Funds Insurance Series — Bond Fund — Page 106 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Broadcom Ltd. 3.625% 20241	$2,950	$2,937
Broadcom Ltd. 3.875% 20271	12,360	12,182
Dell Inc. 2.65% 2020	6,075	6,001
Harris Corp. 1.999% 2018	6,400	6,394
Harris Corp. 2.70% 2020	1,400	1,406
Harris Corp. 3.832% 2025	945	981
Infor (US), Inc. 5.75% 20201	225	232
Itron, Inc. 5.00% 20261	100	101
Microsoft Corp. 1.85% 2020	250	249
Microsoft Corp. 2.40% 2022	397	397
Microsoft Corp. 3.30% 2027	369	381
Microsoft Corp. 4.25% 2047	12,750	14,601
NXP BV and NXP Funding LLC 4.125% 20211	2,000	2,045
Oracle Corp. 1.90% 2021	500	492
Oracle Corp. 3.25% 2027	1,615	1,644
Oracle Corp. 4.125% 2045	2,525	2,728
Oracle Corp. 4.00% 2046	250	266
Vantiv, Inc. 4.375% 20251	1,775	1,802
Visa Inc. 2.75% 2027	300	296
Xerox Corp. 3.50% 2020	2,000	2,022
		114,104
Industrials 0.94%
3M Co. 2.25% 2023	1,220	1,211
Airbus Group SE 2.70% 20231	2,220	2,220
ARAMARK Corp. 5.125% 2024	1,200	1,262
BNSF Funding Trust I 6.613% 2055	1,680	1,940
Canadian National Railway Co. 5.55% 2018	5,000	5,068
CEVA Group PLC, Term Loan B, (3-month USD-LIBOR + 5.50%) 6.878% 20212,4,5	1,195	1,142
CEVA Group PLC 7.00% 20211	775	756
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 6.50% 20212,4,5	853	816
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 6.878% 20212,4,5	149	143
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 6.878% 20212,4,5	866	828
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	100	100
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20205	312	318
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20215	—	—
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 20225	63	69
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 20225	892	977
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 20225	453	498
Corporate Risk Holdings LLC 9.50% 20191	1,804	1,887
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)1,6,7,8	364	389
Deck Chassis Acquisition Inc. 10.00% 20231	1,000	1,117
ERAC USA Finance Co. 4.20% 20461	750	737
FedEx Corp. 4.40% 2047	490	525
General Electric Capital Corp. 2.342% 2020	4,788	4,768
General Electric Capital Corp. 3.10% 2023	1,850	1,880
General Electric Capital Corp. 3.373% 2025	4,815	4,901
General Electric Co. 2.70% 2022	5,000	4,995
JELD-WEN Holding, Inc. 4.625% 20251	155	157
Lockheed Martin Corp. 2.50% 2020	3,155	3,177
Lockheed Martin Corp. 3.10% 2023	1,155	1,175
Lockheed Martin Corp. 3.55% 2026	3,045	3,166
Lockheed Martin Corp. 4.50% 2036	2,155	2,422
Lockheed Martin Corp. 4.70% 2046	5,695	6,666

American Funds Insurance Series — Bond Fund — Page 107 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Northrop Grumman Corp. 3.25% 2028	$12,745	$12,787
Northrop Grumman Corp. 4.03% 2047	955	1,001
Republic Services, Inc. 5.00% 2020	5,000	5,270
Republic Services, Inc. 3.375% 2027	1,215	1,226
Rockwell Collins, Inc. 2.80% 2022	245	246
Roper Technologies, Inc. 2.80% 2021	175	175
Roper Technologies, Inc. 3.80% 2026	420	434
United Parcel Service, Inc. 2.50% 2023	1,500	1,492
United Parcel Service, Inc. 3.05% 2027	1,125	1,126
United Rentals, Inc. 5.50% 2027	5,000	5,275
United Technologies Corp. 3.125% 2027	15,900	15,924
		100,266
Real estate 0.82%
Alexandria Real Estate Equities, Inc. 2.75% 2020	2,075	2,085
Alexandria Real Estate Equities, Inc. 3.90% 2023	3,690	3,817
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,830	1,872
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	159
American Campus Communities, Inc. 3.35% 2020	2,910	2,969
American Campus Communities, Inc. 3.75% 2023	3,000	3,080
American Campus Communities, Inc. 3.625% 2027	305	302
American Tower Corp. 3.40% 2019	7,525	7,612
Corporate Office Properties LP 5.25% 2024	10	11
Corporate Office Properties LP 5.00% 2025	130	139
DCT Industrial Trust Inc. 4.50% 2023	2,340	2,455
Developers Diversified Realty Corp. 3.90% 2024	1,480	1,493
EPR Properties 4.50% 2025	385	395
EPR Properties 4.75% 2026	760	781
Essex Portfolio LP 3.25% 2023	335	338
Essex Portfolio LP 3.875% 2024	1,000	1,038
Hospitality Properties Trust 4.25% 2021	4,750	4,915
Hospitality Properties Trust 5.00% 2022	1,370	1,463
Hospitality Properties Trust 4.50% 2025	855	889
Hospitality Properties Trust 3.95% 2028	1,990	1,934
Howard Hughes Corp. 5.375% 20251	5,700	5,857
Kimco Realty Corp. 6.875% 2019	3,500	3,763
Kimco Realty Corp. 3.40% 2022	1,045	1,067
Omega Healthcare Investors, Inc. 4.375% 2023	900	914
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,042
Prologis, Inc. 4.25% 2023	7,410	7,941
Public Storage 2.37% 2022	350	345
Public Storage 3.094% 2027	460	457
Scentre Group 2.375% 20191	2,465	2,460
Scentre Group 2.375% 20211	175	173
Scentre Group 3.50% 20251	4,765	4,794
UDR, Inc. 3.50% 2028	490	490
WEA Finance LLC 2.70% 20191	5,675	5,707
WEA Finance LLC 3.25% 20201	14,375	14,635
		87,392
Materials 0.44%
Anglo American Capital PLC 4.00% 20271	750	746
BHP Billiton Finance Ltd. 6.25% 20751	5,265	5,715
FMG Resources 9.75% 20221	2,465	2,734

American Funds Insurance Series — Bond Fund — Page 108 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Holcim Ltd. 5.15% 20231	$1,760	$1,925
LYB International Finance BV 3.50% 2027	435	438
Mosaic Co. 3.25% 2022	500	496
Mosaic Co. 4.05% 2027	470	472
Sherwin-Williams Co. 2.75% 2022	250	249
Sherwin-Williams Co. 3.125% 2024	145	146
Sherwin-Williams Co. 3.45% 2027	1,550	1,577
Sherwin-Williams Co. 4.50% 2047	235	258
Vale SA 5.875% 2021	22,390	24,439
Vale SA 4.375% 2022	2,610	2,705
Vale SA 6.25% 2026	4,538	5,269
Westlake Chemical Corp. 4.375% 2047	235	245
		47,414
Total corporate bonds & notes		3,463,156
U.S. Treasury bonds & notes 27.17% U.S. Treasury 24.87%
U.S. Treasury 0.75% 2019	1,678	1,648
U.S. Treasury 1.00% 2019	1,489	1,467
U.S. Treasury 1.125% 2019	7,190	7,131
U.S. Treasury 1.50% 2019	26,790	26,615
U.S. Treasury 1.875% 2019	336	336
U.S. Treasury 1.625% 2020	46,870	46,460
U.S. Treasury 1.875% 2020	2,060	2,054
U.S. Treasury 8.75% 2020	40,000	46,934
U.S. Treasury 2.00% 2021	225	224
U.S. Treasury 1.75% 2022	5,684	5,585
U.S. Treasury 1.75% 2022	893	877
U.S. Treasury 1.875% 2022	635	628
U.S. Treasury 2.125% 2022	172,737	172,069
U.S. Treasury 2.125% 2022	150,000	149,736
U.S. Treasury 2.25% 2023	115,000	114,802
U.S. Treasury 2.125% 2024	260,000	257,452
U.S. Treasury 2.125% 2024	200,000	197,500
U.S. Treasury 2.125% 2024	159,445	157,576
U.S. Treasury 2.25% 2024	80,000	79,831
U.S. Treasury 2.25% 2024	77,542	77,148
U.S. Treasury 2.25% 2027	266,623	262,999
U.S. Treasury 2.25% 2027	226,075	223,315
U.S. Treasury 2.25% 2027	150,000	147,993
U.S. Treasury 2.375% 2027	200,000	199,582
U.S. Treasury 6.125% 2027	25,000	33,145
U.S. Treasury 2.875% 2045	413	424
U.S. Treasury 3.00% 2045	30,000	31,517
U.S. Treasury 2.50% 2046	38,000	36,162
U.S. Treasury 2.875% 2046	3,368	3,455
U.S. Treasury 2.75% 2047	304,179	304,608
U.S. Treasury 2.75% 2047	71,680	71,820
		2,661,093

American Funds Insurance Series — Bond Fund — Page 109 of 171

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 2.30%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 20259	$53,074	$53,159
U.S. Treasury Inflation-Protected Security 2.00% 20269	37,595	42,282
U.S. Treasury Inflation-Protected Security 0.375% 20279	151,257	150,475
		245,916
Total U.S. Treasury bonds & notes		2,907,009
Mortgage-backed obligations 25.85% Federal agency mortgage-backed obligations 25.54%
Fannie Mae 5.50% 20235	701	733
Fannie Mae 4.50% 20255	412	435
Fannie Mae 6.00% 20265	301	336
Fannie Mae 5.50% 20275	182	200
Fannie Mae 6.00% 20275	486	543
Fannie Mae 3.50% 20335,10	59,300	61,169
Fannie Mae 3.50% 20335,10	25,000	25,809
Fannie Mae 4.00% 20365	629	665
Fannie Mae 6.00% 20375	1,197	1,346
Fannie Mae 6.00% 20375	80	86
Fannie Mae 5.50% 20385	2,887	3,191
Fannie Mae 5.50% 20385	397	436
Fannie Mae 4.00% 20405	1,504	1,582
Fannie Mae 5.00% 20405	543	594
Fannie Mae 5.00% 20415	3,964	4,285
Fannie Mae 5.00% 20415	3,598	3,876
Fannie Mae 5.00% 20415	2,383	2,618
Fannie Mae 5.00% 20415	1,569	1,720
Fannie Mae 5.00% 20415	1,256	1,383
Fannie Mae 5.00% 20415	927	1,021
Fannie Mae 4.00% 20435	15,131	15,904
Fannie Mae 4.00% 20435	1,925	2,021
Fannie Mae 3.00% 20465	75,036	75,112
Fannie Mae 3.50% 20465	2,598	2,686
Fannie Mae 4.00% 20465	16,050	16,935
Fannie Mae 4.00% 20465	4,172	4,396
Fannie Mae 3.50% 20475	80,119	82,381
Fannie Mae 3.50% 20475	21,732	22,346
Fannie Mae 3.50% 20475	16,182	16,639
Fannie Mae 3.50% 20475	11,146	11,461
Fannie Mae 4.00% 20475	88,762	93,005
Fannie Mae 4.00% 20475	21,045	22,070
Fannie Mae 4.00% 20475	9,897	10,370
Fannie Mae 4.50% 20475	31,199	33,246
Fannie Mae 3.50% 20485,10	100,000	102,574
Fannie Mae 3.50% 20485,10	77,040	79,149
Fannie Mae 3.50% 20485	3,727	3,832
Fannie Mae 4.00% 20485,10	275,000	287,754
Fannie Mae 4.00% 20485,10	171,162	178,860
Fannie Mae 4.50% 20485,10	300,000	319,217
Fannie Mae 4.50% 20485,10	148,375	157,694
Fannie Mae Pool #924866 2.89% 20372,5	882	910
Fannie Mae, Series 2001-4, Class GA, 9.251% 20252,5	4	4
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20415	30	35
Fannie Mae, Series 2001-50, Class BA, 7.00% 20415	19	22

American Funds Insurance Series — Bond Fund — Page 110 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2002-W3, Class A5, 7.50% 20415	$36	$41
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 20422,5	43	48
Freddie Mac 5.50% 20335	146	160
Freddie Mac 3.50% 20365	203	210
Freddie Mac 4.00% 20365	830	878
Freddie Mac 3.50% 20375	30,462	31,615
Freddie Mac 3.50% 20375	27,952	29,011
Freddie Mac 3.50% 20375	20,027	20,786
Freddie Mac 3.50% 20375	11,541	11,978
Freddie Mac 3.50% 20375	8,195	8,506
Freddie Mac 3.50% 20375	5,475	5,682
Freddie Mac 5.50% 20385	162	179
Freddie Mac 5.50% 20385	125	138
Freddie Mac 5.50% 20395	238	263
Freddie Mac 4.50% 20405	518	553
Freddie Mac 5.50% 20405	913	1,008
Freddie Mac 4.50% 20415	606	647
Freddie Mac 5.50% 20415	1,295	1,432
Freddie Mac 3.50% 20455	39,794	41,249
Freddie Mac 3.50% 20475	74,888	77,080
Freddie Mac 3.50% 20475	8,787	9,044
Freddie Mac 4.00% 20475	4,066	4,261
Freddie Mac 3.00% 20485,10	41,200	41,228
Freddie Mac 3.50% 20485,10	33,110	33,966
Freddie Mac 4.00% 20485,10	275,000	287,699
Freddie Mac 4.00% 20485,10	76,000	79,403
Freddie Mac 4.50% 20485,10	10,500	11,166
Freddie Mac, Series K716, Class A2, Multi Family 3.13% 20215	6,875	7,045
Freddie Mac, Series K020, Class A2, Multi Family 2.373% 20225	4,500	4,493
Freddie Mac, Series K718, Class A2, Multi Family 2.791% 20225	9,640	9,779
Freddie Mac, Series 3061, Class PN, 5.50% 20355	157	173
Freddie Mac, Series 3146, Class PO, principal only, 0% 20365	355	305
Freddie Mac, Series 3156, Class PO, principal only, 0% 20365	314	272
Freddie Mac, Series 3318, Class JT, 5.50% 20375	406	434
Government National Mortgage Assn. 4.50% 20405	1,232	1,308
Government National Mortgage Assn. 4.50% 20455	17,090	18,047
Government National Mortgage Assn. 4.00% 20475	48,599	50,760
Government National Mortgage Assn. 4.50% 20475	8,950	9,447
Government National Mortgage Assn. 4.00% 20485,10	125,150	130,541
Government National Mortgage Assn. 4.00% 20485,10	51,450	53,648
Government National Mortgage Assn. 4.50% 20485,10	75,550	79,256
Government National Mortgage Assn. 4.50% 20485,10	17,100	17,928
		2,732,318
Collateralized mortgage-backed (privately originated) 0.23%
Mill City Mortgage Trust, Series 2017-1, Class A1, 2.75% 20581,2,5	6,494	6,507
Nationstar HECM Loan Trust, Series 2017-2A, Class M1, 2.8154% 20271,5	1,115	1,118
Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.9419% 20271,5	1,055	1,059
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20561,2,5	15,426	15,443
		24,127

American Funds Insurance Series — Bond Fund — Page 111 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities 0.08%	Principal amount (000)	Value (000)
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.191% 20492,5	$4,306	$4,294
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20261,5	551	575
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 20402,5	3,620	3,618
		8,487
Total mortgage-backed obligations		2,764,932
Bonds & notes of governments & government agencies outside the U.S. 6.38%
Dominican Republic 5.95% 20271	8,100	8,768
Germany (Federal Republic of) 0.10% 20269	€25,685	34,032
Japan, Series 19, 0.10% 20249	¥5,366,380	50,151
Japan, Series 20, 0.10% 20259	11,317,500	106,018
Kuwait (State of) 3.50% 20271	$14,200	14,447
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR49,000	12,219
Malaysia (Federation of), Series 0416, 3.62% 2021	42,750	10,618
Manitoba (Province of) 3.05% 2024	$5,050	5,154
Ontario (Province of) 3.20% 2024	9,000	9,287
Peru (Republic of) 4.125% 2027	9,540	10,389
Portuguese Republic 5.125% 2024	101,050	108,779
Portuguese Republic 5.65% 2024	€20,000	30,550
Portuguese Republic 2.875% 2025	24,000	31,789
Portuguese Republic 4.10% 2045	375	529
Saudi Arabia (Kingdom of) 2.875% 20231	$6,895	6,788
Saudi Arabia (Kingdom of) 3.628% 20271	5,000	5,055
Saudi Arabia (Kingdom of) 3.625% 20281	11,435	11,353
Saudi Arabia (Kingdom of) 4.625% 20471	225	230
Turkey (Republic of) 5.625% 2021	20,800	21,928
Turkey (Republic of) 5.75% 2047	9,350	9,132
United Mexican States 3.60% 2025	12,000	12,192
United Mexican States 4.35% 2047	5,000	4,788
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	154,042
United Mexican States, Series M, 5.75% 2026	527,500	23,742
		681,980
Asset-backed obligations 2.78%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87% 20215	$175	176
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 20225	5,970	5,968
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 20225	2,485	2,503
BlueMountain CLO Ltd., Series 2014-2A, Class AR, (3-month USD LIBOR + 0.93%) 2.293% 20261,2,5	8,280	8,304
Capital One Multi-asset Execution Trust, Series 2015-A5, Class A5, 1.60% 20215	11,585	11,574
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20235	1,107	1,143
Chase Issuance Trust, Series 2013-A7, Class A, (1-month USD-LIBOR + 0.43%) 1.907% 20202,5	9,565	9,590
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, (1-month USD-LIBOR + 1.15%) 2.702% 20202,5	10,870	10,878
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 20201,5	7,100	7,147
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 20221,5	5,700	5,682
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.827% 20202,5	7,980	7,984
Drive Auto Receivables Trust, Series 2017-AA, Class A3, 1.77% 20201,5	6,405	6,403
Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.61% 20211,5	19,400	19,448
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 20211,5	2,856	2,865
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 20211,5	2,125	2,134
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 20211,5	2,500	2,519
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 20211,5	2,542	2,558

American Funds Insurance Series — Bond Fund — Page 112 of 171

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 20211,5	$10,000	$10,076
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 20225	12,000	12,058
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20221,5	9,760	9,829
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 20235	3,500	3,506
Drivetime Auto Owner Trust, Series 2017-1A, Class B, 2.26% 20211,5	4,100	4,102
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 20221,5	6,625	6,610
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 20221,5	2,650	2,659
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 20231,5	4,440	4,445
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 20231,5	6,000	6,012
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20221,5	11,913	11,916
Exeter Automobile Receivables Trust, Series 2015-1A, Class C, 4.10% 20201,5	7,500	7,595
Exeter Automobile Receivables Trust, Series 2015-2A, Class C, 3.90% 20211,5	3,000	3,038
Exeter Automobile Receivables Trust, Series 2015-3A, Class C, 4.83% 20211,5	1,000	1,021
Exeter Automobile Receivables Trust, Series 2014-1A, Class D, 5.53% 20211,5	3,500	3,557
Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 20221,5	8,100	8,048
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class B, 1.75% 20215	1,620	1,605
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A1, 2.22% 20221,5	7,365	7,348
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 20191,5	11,000	10,986
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, (1-month USD-LIBOR + 0.10%) 1.752% 20372,5	1,367	125
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 20205	4,000	4,007
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 20225	1,200	1,201
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 20225	13,605	13,570
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 20225	3,955	3,959
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 20225	10,775	10,888
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 20331,5	2,610	2,602
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20211,5	490	487
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20211,5	18,255	18,215
Verizon Owner Trust, Series 2017-1A, Class B, 2.45% 20211,5	2,000	2,001
Verizon Owner Trust, Series 2017-1A, Class C, 2.65% 20211,5	2,500	2,498
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06% 20221,5	5,235	5,215
Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 20221,5	2,950	2,943
Voya CLO Ltd., Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 2.236% 20261,2,5	5,560	5,560
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 20221,5	3,000	3,001
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 20251,5	288	288
		297,847
Municipals 2.25% Illinois 1.82%
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	27,130	25,937
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	2,150	2,114
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	5,000	4,861
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	24,805	25,903
G.O. Bonds, Pension Funding Series 2003, 5.10% 20335	93,475	93,483
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	413
G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	1,001
G.O. Bonds, Series 2013-B, 4.11% 2022	750	758
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,140
G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,447
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	13,780	15,316
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	260
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,544
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,950	3,181

American Funds Insurance Series — Bond Fund — Page 113 of 171

Bonds, notes & other debt instruments Municipals (continued) Illinois (continued)	Principal amount (000)	Value (000)
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	$3,955	$4,274
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	344
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,503
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 20215	7,784	8,148
		194,627
Florida 0.14%
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,204
California 0.14%
High-Speed Passenger Train G.O. Ref. Bonds, Series 2017-A, 2.367% 2022	3,875	3,866
Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 2.203% 2018	8,000	8,000
Various Purpose G.O. Bonds, 7.50% 2034	2,200	3,265
		15,131
Puerto Rico 0.07%
Sales Tax Fncg. Corp., Sales Tax Rev. Bonds, Series 2007-A, National insured, 0% 2041	36,750	7,728
South Carolina 0.05%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	875	999
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	800	899
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	2,765	3,175
		5,073
New Jersey 0.03%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	2,500	2,563
		240,326
Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	12,410	12,036
Total bonds, notes & other debt instruments (cost: $10,316,353,000)		10,367,286
Common stocks 0.01% Information technology 0.01%	Shares
Corporate Risk Holdings I, Inc.6,7,11,12	70,193	1,241
Corporate Risk Holdings Corp.6,7,11,12	355	—
		1,241
Consumer discretionary 0.00%
Adelphia Recovery Trust, Series ACC-16,7,11	2,409,545	1
Total common stocks (cost: $956,000)		1,242
Rights & warrants 0.00% Utilities 0.00%
Vistra Energy Corp., rights1,10,11	62,508	55
Total rights & warrants (cost: $96,000)		55

American Funds Insurance Series — Bond Fund — Page 114 of 171

Short-term securities 22.13%	Principal amount (000)	Value (000)
3M Co. 1.47% due 1/18/20181	$50,000	$49,960
Apple Inc. 1.21%–1.50% due 1/4/2018–2/20/20181	131,000	130,833
Bank of New York Mellon Corp. 1.33% due 2/27/2018	50,000	49,871
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.36%–1.49% due 1/5/2018–1/10/2018	61,100	61,071
CAFCO, LLC 1.52% due 2/23/20181	27,000	26,932
Chariot Funding, LLC 1.85% due 6/19/20181	50,000	49,556
Cisco Systems, Inc. 1.43%–1.52% due 2/15/2018–2/20/20181	100,000	99,794
Coca-Cola Co. 1.24%–1.27% due 1/12/2018–1/30/20181	101,400	101,292
Emerson Electric Co. 1.37% due 1/10/20181	13,800	13,793
Federal Home Loan Bank 1.07%–1.32% due 1/8/2018–3/16/2018	620,350	619,459
Freddie Mac 1.16%–1.28% due 4/3/2018–4/6/2018	141,900	141,388
Hershey Co. 1.40% due 1/12/20181	30,000	29,983
IBM Credit LLC 1.50% due 3/13/20181	80,000	79,752
Microsoft Corp. 1.26% due 1/16/20181	67,500	67,452
National Rural Utilities Cooperative Finance Corp. 1.51% due 1/17/2018	25,000	24,980
PepsiCo Inc. 1.43% due 1/24/20181	50,000	49,947
Pfizer Inc. 1.30%–1.50% due 2/20/2018–3/12/20181	100,000	99,741
Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/22/20181	125,000	124,848
Qualcomm Inc. 1.27% due 1/18/20181	50,000	49,958
Simon Property Group, L.P. 1.33% due 1/22/20181	25,000	24,975
U.S. Bank, N.A. 1.41% due 4/24/2018	35,000	34,979
U.S. Treasury Bills 1.09%–1.44% due 1/2/2018–6/14/2018	237,300	236,407
United Parcel Service Inc. 1.50% due 1/25/20181	50,000	49,945
Wal-Mart Stores, Inc. 1.22% due 1/3/20181	50,000	49,990
Walt Disney Co. 1.29%–1.42% due 1/25/2018–1/26/20181	100,000	99,888
Total short-term securities (cost: $2,367,157,000)		2,366,794
Total investment securities 119.05% (cost: $12,684,562,000)		12,735,377
Other assets less liabilities (19.05)%		(2,037,683)
Net assets 100.00%		$10,697,694

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount13 (000)	Value at 12/31/201714 (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Euro-Bund Futures	Short	128	March 2018	$(12,800)	$(24,831)	$(16)
10 Year U.S. Treasury Note Futures	Long	3,256	March 2018	325,600	403,897	(2,045)
30 Year Ultra U.S. Treasury Bond Futures	Short	51	March 2018	(5,100)	(8,551)	(59)
10 Year Ultra U.S. Treasury Note Futures	Short	53	March 2018	(5,300)	(7,079)	25
5 Year U.S. Treasury Note Futures	Long	6,048	April 2018	604,800	702,560	(1,350)
2 Year U.S. Treasury Note Futures	Long	2,099	April 2018	419,800	449,416	(711)
						$(4,156)

American Funds Insurance Series — Bond Fund — Page 115 of 171

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD64,742	MXN1,220,000	Bank of America, N.A.	1/9/2018	$2,829
USD13,016	JPY1,445,000	Bank of America, N.A.	1/10/2018	183
USD455	EUR385	Citibank	1/10/2018	(7)
USD30,924	JPY3,430,000	UBS AG	1/11/2018	462
USD43,780	JPY4,925,000	JPMorgan Chase	1/11/2018	41
USD128,051	MXN2,400,000	JPMorgan Chase	1/12/2018	6,331
USD13,141	MXN252,000	Citibank	1/17/2018	374
USD19,850	EUR16,750	Citibank	1/17/2018	(272)
USD64,745	JPY7,300,000	HSBC Bank	1/22/2018	(121)
USD4,767	EUR4,000	JPMorgan Chase	1/23/2018	(40)
USD26,460	EUR22,350	JPMorgan Chase	1/23/2018	(399)
USD57,793	EUR48,800	Citibank	1/23/2018	(852)
USD57,533	AUD75,000	JPMorgan Chase	1/23/2018	(987)
				$7,542

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
1.39%	3-month Canada BA	7/13/2018	C$1,460,000	$(1,637)	$—	$(1,637)
1.77%	3-month Canada BA	9/26/2018	975,000	186	—	186
1.669%	3-month USD-LIBOR	10/28/2019	$112,000	(729)	—	(729)
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(15)	—	(15)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(1,496)	—	(1,496)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	148	—	148
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	400	—	400
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(2,128)	—	(2,128)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	(1,498)	—	(1,498)
3-month USD-LIBOR	2.6815%	9/24/2024	1,600	(38)	—	(38)
3-month USD-LIBOR	2.54%	10/3/2024	400	(6)	—	(6)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(914)	—	(914)
3-month USD-LIBOR	2.342%	10/21/2024	$290	(1)	—	(1)
3-month USD-LIBOR	2.326%	10/22/2024	800	(1)	—	(1)
3-month USD-LIBOR	2.372%	10/24/2024	1,150	(5)	—	(5)
3-month USD-LIBOR	2.438%	11/19/2024	2,750	(24)	—	(24)
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	(233)	—	(233)
3-month USD-LIBOR	2.4295%	11/25/2024	800	(7)	—	(7)
3-month USD-LIBOR	2.353%	12/8/2024	700	(2)	—	(2)
3-month USD-LIBOR	2.2845%	12/12/2024	330	—15	—	—15
3-month USD-LIBOR	1.8185%	1/20/2025	900	29	—	29
3-month USD-LIBOR	1.9365%	1/22/2025	1,500	37	—	37
3-month USD-LIBOR	2.192%	3/18/2025	1,850	15	—	15
3-month USD-LIBOR	2.0475%	3/23/2025	450	8	—	8
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	—15	—	—15
3-month USD-LIBOR	2.339%	5/13/2025	375	(1)	—	(1)
3-month USD-LIBOR	2.351%	5/15/2025	590	(2)	—	(2)

American Funds Insurance Series — Bond Fund — Page 116 of 171

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
3-month USD-LIBOR	2.287%	5/20/2025	$500	$1	$—	$1
3-month USD-LIBOR	2.227%	5/28/2025	260	2	—	2
3-month USD-LIBOR	2.2125%	5/29/2025	465	3	—	3
3-month USD-LIBOR	2.451%	6/5/2025	650	(6)	—	(6)
3-month USD-LIBOR	2.46%	6/10/2025	2,536	(25)	—	(25)
3-month USD-LIBOR	2.455%	6/24/2025	235	(2)	—	(2)
3-month USD-LIBOR	2.428%	7/2/2025	2,000	(15)	—	(15)
3-month USD-LIBOR	2.397%	7/13/2025	900	(5)	—	(5)
3-month USD-LIBOR	2.535%	7/15/2025	800	(12)	—	(12)
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	(13)	—	(13)
3-month USD-LIBOR	2.312%	7/29/2025	1,000	1	—	1
3-month USD-LIBOR	2.331%	7/30/2025	435	—15	—	—15
3-month USD-LIBOR	2.228%	9/4/2025	12,000	82	—	82
3-month USD-LIBOR	2.2135%	9/4/2025	5,000	39	—	39
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(175)	—	(175)
3-month USD-LIBOR	1.6705%	3/4/2026	$248,000	12,454	—	12,454
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	1,242	—	1,242
3-month USD-LIBOR	1.5925%	5/9/2026	$1,000	58	—	58
3-month USD-LIBOR	1.595%	5/12/2026	8,500	489	—	489
3-month USD-LIBOR	1.592%	5/12/2026	4,000	231	—	231
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	184	—	184
2.913%	3-month USD-LIBOR	11/24/2034	10,000	579	—	579
2.844%	3-month USD-LIBOR	6/11/2035	3,250	158	—	158
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	161	—	161
2.773%	3-month USD-LIBOR	7/13/2035	500	19	—	19
2.589%	3-month USD-LIBOR	9/4/2035	3,100	35	—	35
3-month USD-LIBOR	3.0515%	11/14/2044	1,000	(105)	—	(105)
3-month USD-LIBOR	2.925%	12/3/2044	1,230	(97)	—	(97)
3-month USD-LIBOR	2.6695%	12/19/2044	200	(5)	—	(5)
3-month USD-LIBOR	2.5755%	3/5/2045	1,470	(12)	—	(12)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(63)	—	(63)
3-month USD-LIBOR	2.757%	5/8/2045	1,500	(68)	—	(68)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,673	—	1,673
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(1,396)	—	(1,396)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	214	—	214
					$—	$7,712

American Funds Insurance Series — Bond Fund — Page 117 of 171

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2017 (000)
CDX.NA.IG.29	1.00%/Quarterly	12/20/2022	$65,000	$(1,550)	$(1,366)	$(184)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,046,793,000, which represented 19.13% of the net assets of the fund.
2	Coupon rate may change periodically.
3	Scheduled interest and/or principal payment was not received.
4	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $21,361,000, which represented .20% of the net assets of the fund.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $4,276,000, which represented .04% of the net assets of the fund.
7	Value determined using significant unobservable inputs.
8	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
9	Index-linked bond whose principal amount moves with a government price index.
10	Purchased on a TBA basis.
11	Security did not produce income during the last 12 months.
12	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
13	Notional amount is calculated based on the number of contracts and notional contract size.
14	Value is calculated based on the notional amount and current market price.
15	Amount less than one thousand.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Corporate Risk Holdings I, Inc.	8/31/2015	$780	$1,241.01%
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Total private placement securities		$780	$1,241.01%

Key to abbreviations and symbols
AUD = Australian dollars	G.O. = General Obligation
Auth. = Authority	JPY/¥ = Japanese yen
BA = Banker’s acceptances	LIBOR = London Interbank Offered Rate
C$ = Canadian dollars	LOC = Letter of Credit
CLO = Collateralized Loan Obligations	MXN = Mexican pesos
Dev. = Development	MYR = Malaysian ringgits
Econ. = Economic	Redev. = Redevelopment
EUR/€ = Euros	Ref. = Refunding
Facs. = Facilities	Rev. = Revenue
Fin. = Finance	TBA = To-be-announced
Fncg. = Financing	USD/$ = U.S. dollars

American Funds Insurance Series — Bond Fund — Page 118 of 171

Global Bond Fund

Investment portfolio

December 31, 2017

Bonds, notes & other debt instruments 89.68% Euros 14.40%	Principal amount (000)	Value (000)
Allianz SE, 4.75% 2049	€3,000	$4,286
Argentine Republic 2.26% 20381	2,500	2,197
Assicurazioni Generali SPA 7.75% 2042	1,500	2,325
Aviva PLC 6.125% 2043	3,000	4,482
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024	3,100	3,874
Barclays Bank PLC 6.00% 2021	1,000	1,387
Barclays Bank PLC 6.625% 2022	1,070	1,577
Belgium (Kingdom of), Series 77, 1.00% 2026	7,800	9,779
BNP Paribas 2.875% 2026	1,975	2,534
BPCE SA group 4.625% 2023	1,200	1,721
CaixaBank, SA 5.00% 2023	2,300	2,869
Canada 3.50% 2020	2,500	3,242
Croatia (Republic of) 3.00% 2025	3,500	4,537
Croatia (Republic of) 3.00% 2027	3,850	4,966
Deutsche Telekom International Finance BV 7.50% 2033	200	418
French Republic O.A.T. 0.50% 2026	1,950	2,351
French Republic O.A.T. 1.85% 20272	8,228	12,539
French Republic O.A.T. 3.25% 2045	1,200	1,943
French Republic O.A.T. 2.00% 2048	1,100	1,395
Germany (Federal Republic of) 0.10% 20232	1,425	1,844
Germany (Federal Republic of) 0.10% 20262	31,541	41,791
Germany (Federal Republic of) 0.50% 2026	8,400	10,313
Germany (Federal Republic of) 6.25% 2030	1,800	3,580
Germany (Federal Republic of) 4.75% 2040	200	419
Germany (Federal Republic of) 2.50% 2046	10,770	16,972
Germany (Federal Republic of) 1.25% 2048	4,100	4,909
Greece (Hellenic Republic of) 3.50% 2023	506	604
Greece (Hellenic Republic of) 3.75% 2028	684	798
Greece (Hellenic Republic of) 3.90% 2033	715	805
Greece (Hellenic Republic of) 4.00% 2037	570	635
Greece (Hellenic Republic of) 4.20% 2042	559	622
HSBC Holdings PLC 3.375% 2024	1,700	2,107
Hungary 6.00% 2019	1,200	1,533
Hungary 3.875% 2020	1,000	1,304
Intesa Sanpaolo SpA 6.625% 2023	3,610	5,445
Ireland (Republic of) 3.40% 2024	6,110	8,757
Ireland (Republic of) 2.40% 2030	5,365	7,421
Ireland (Republic of) 2.00% 2045	2,000	2,523
Italy (Republic of) 0.90% 2022	10,900	13,181
Italy (Republic of) 1.45% 2022	10,575	13,100
Italy (Republic of) 0.95% 2023	36,575	43,972
Italy (Republic of) 4.75% 2023	2,900	4,192
Italy (Republic of) 4.50% 2024	2,500	3,580
Italy (Republic of) 1.50% 2025	4,350	5,203
Lloyds Banking Group PLC 6.50% 2020	2,290	3,134
Merrill Lynch & Co., Inc. 4.625% 20183	900	1,116

American Funds Insurance Series — Global Bond Fund — Page 119 of 171

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
NN Group NV, 4.625% 2044	€1,320	$1,839
NN Group NV, 4.50% 2049	2,720	3,688
Portuguese Republic 2.875% 2025	12,500	16,556
Portuguese Republic 2.875% 2026	4,200	5,502
Portuguese Republic 4.125% 2027	25,015	35,655
Spain (Kingdom of) 3.80% 2024	6,150	8,785
Spain (Kingdom of) 1.30% 2026	10,400	12,465
Svenska Handelsbanken AB 2.656% 2024	2,170	2,671
		355,443
Japanese yen 8.11%
Japan, Series 326, 0.70% 2022	¥580,000	5,353
Japan, Series 18, 0.10% 20242	4,731,720	44,073
Japan, Series 19, 0.10% 20242	2,685,700	25,099
Japan, Series 337, 0.30% 2024	580,000	5,276
Japan, Series 336, 0.50% 2024	800,000	7,377
Japan, Series 20, 0.10% 20252	674,020	6,314
Japan, Series 340, 0.40% 2025	435,000	3,989
Japan, Series 344, 0.10% 2026	1,355,000	12,125
Japan, Series 21, 0.10% 20262	979,865	9,214
Japan, Series 346, 0.10% 2027	2,335,000	20,877
Japan, Series 116, 2.20% 2030	1,735,000	19,191
Japan, Series 145, 1.70% 2033	2,465,000	26,412
Japan, Series 21, 2.30% 2035	720,000	8,404
Japan, Series 42, 1.70% 2044	585,000	6,394
		200,098
Polish zloty 3.94%
Poland (Republic of), Series 0420, 1.50% 2020	PLN60,575	17,268
Poland (Republic of), Series 1020, 5.25% 2020	21,800	6,821
Poland (Republic of), Series 1021, 5.75% 2021	128,830	41,721
Poland (Republic of), Series 0922, 5.75% 2022	46,600	15,295
Poland (Republic of), Series 1023, 4.00% 2023	31,140	9,541
Poland (Republic of), Series 0725, 3.25% 2025	22,500	6,523
		97,169
Mexican pesos 3.91%
United Mexican States 4.00% 20192	MXN41,576	2,132
United Mexican States 4.00% 20402	41,575	2,223
United Mexican States, Series M, 8.00% 2020	92,500	4,746
United Mexican States, Series M, 6.50% 2021	660,800	32,493
United Mexican States, Series M, 6.50% 2022	119,100	5,804
United Mexican States, Series M20, 10.00% 2024	209,500	12,021
United Mexican States, Series M, 5.75% 2026	717,000	32,270
United Mexican States, Series M30, 10.00% 2036	35,000	2,174
United Mexican States, Series M30, 8.50% 2038	27,000	1,473
United Mexican States, Series M, 7.75% 2042	23,000	1,164
		96,500
Indian rupees 2.54%
India (Republic of) 7.80% 2021	INR1,117,600	17,937
India (Republic of) 7.68% 2023	224,400	3,587
India (Republic of) 8.83% 2023	1,284,200	21,441
India (Republic of) 6.97% 2026	431,000	6,624
India (Republic of) 7.59% 2029	375,800	5,879

American Funds Insurance Series — Global Bond Fund — Page 120 of 171

Bonds, notes & other debt instruments Indian rupees (continued)	Principal amount (000)	Value (000)
India (Republic of) 7.61% 2030	INR167,270	$2,614
India (Republic of) 7.88% 2030	25,000	401
National Highways Authority of India 7.17% 2021	220,000	3,407
National Highways Authority of India 7.27% 2022	50,000	774
		62,664
Malaysian ringgits 2.25%
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR6,155	1,530
Malaysia (Federation of), Series 0515, 3.759% 2019	14,650	3,650
Malaysia (Federation of), Series 0315, 3.659% 2020	35,935	8,961
Malaysia (Federation of), Series 0314, 4.048% 2021	7,600	1,910
Malaysia (Federation of), Series 0215, 3.795% 2022	6,000	1,486
Malaysia (Federation of), Series 0117, 3.882% 2022	17,437	4,367
Malaysia (Federation of), Series 0116, 3.80% 2023	47,413	11,729
Malaysia (Federation of), Series 0115, 3.955% 2025	28,150	6,914
Malaysia (Federation of), Series 0316, 3.90% 2026	19,000	4,638
Malaysia (Federation of), Series 0310, 4.498% 2030	42,250	10,461
		55,646
Norwegian kroner 1.62%
Norway (Kingdom of) 3.75% 2021	NKr299,750	39,988
Australian dollars 1.39%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$22,900	19,929
Australia (Commonwealth of), Series 128, 5.75% 2022	16,150	14,465
		34,394
British pounds 1.33%
Aviva PLC, subordinated 6.875% 2058	£470	881
AXA SA, junior subordinated 5.453% 2049	300	464
Electricité de France SA 6.00% 2114	100	197
France Télécom 5.375% 2050	300	589
Lloyds Banking Group PLC 7.625% 2025	655	1,188
United Kingdom 1.75% 2022	950	1,344
United Kingdom 2.25% 2023	1,550	2,257
United Kingdom 4.25% 2027	4,800	8,334
United Kingdom 3.25% 2044	6,500	11,432
United Kingdom 3.50% 2045	3,290	6,069
		32,755
Thai baht 1.16%
Thailand (Kingdom of) 1.49% 2019	THB491,100	15,073
Thailand (Kingdom of) 1.875% 2022	258,200	7,962
Thailand (Kingdom of) 3.85% 2025	65,000	2,230
Thailand (Kingdom of) 2.125% 2026	110,000	3,324
		28,589
Danish kroner 1.05%
Nykredit Realkredit AS, Series 01E, 2.00% 20371	DKr69,099	11,607
Nykredit Realkredit AS, Series 01E, 2.50% 20471	16,364	2,748
Realkredit Danmark AS, Series 22S, 2.00% 20371	68,140	11,451
		25,806

American Funds Insurance Series — Global Bond Fund — Page 121 of 171

Bonds, notes & other debt instruments Chilean pesos 0.89%	Principal amount (000)	Value (000)
Chile (Banco Central de) 4.50% 2021	CLP13,200,000	$21,977
Israeli shekels 0.85%
Israel (State of) 2.00% 2027	ILS28,300	8,381
Israel (State of) 5.50% 2042	29,300	12,512
		20,893
Canadian dollars 0.77%
Canada 1.00% 2022	C$4,050	3,097
Canada 2.25% 2025	19,600	15,870
		18,967
Brazilian reais 0.48%
Brazil (Federative Republic of) 0% 2020	BRL15,000	3,877
Brazil (Federative Republic of) 0% 2020	8,000	1,965
Brazil (Federative Republic of) 0% 2021	27,600	6,092
		11,934
South African rand 0.41%
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR19,900	1,798
South Africa (Republic of), Series R-214, 6.50% 2041	145,850	8,331
		10,129
Turkish lira 0.39%
Turkey (Republic of) 10.50% 2020	TRY11,450	2,897
Turkey (Republic of) 11.00% 2022	26,500	6,746
		9,643
South Korean won 0.34%
South Korea (Republic of), Series 2209, 2.00% 2022	KRW9,155,400	8,428
Colombian pesos 0.28%
Colombia (Republic of), Series B, 7.50% 2026	COP18,930,000	6,788
Uruguayan pesos 0.26%
Uruguay (Oriental Republic of) 9.875% 2022	UYU53,553	1,982
Uruguay (Oriental Republic of) 8.50% 2028	128,291	4,464
		6,446
Argentine pesos 0.24%
Argentine Republic 2.50% 20212	ARS68,941	3,530
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 22.548% 20224	44,100	2,362
		5,892
U.S. dollars 43.07%
Abbott Laboratories 2.35% 2019	$550	550
Abbott Laboratories 2.90% 2021	420	425
Abbott Laboratories 3.40% 2023	195	199
Abbott Laboratories 3.75% 2026	1,400	1,440
AbbVie Inc. 1.80% 2018	600	600
AbbVie Inc. 2.50% 2020	3,155	3,166
AbbVie Inc. 2.90% 2022	1,170	1,174

American Funds Insurance Series — Global Bond Fund — Page 122 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
AbbVie Inc. 3.20% 2022	$200	$203
AbbVie Inc. 3.60% 2025	1,055	1,086
AbbVie Inc. 3.20% 2026	3,157	3,153
AbbVie Inc. 4.50% 2035	410	451
ACE INA Holdings Inc. 2.30% 2020	180	180
ACE INA Holdings Inc. 2.875% 2022	365	370
ACE INA Holdings Inc. 3.35% 2026	365	373
ACE INA Holdings Inc. 4.35% 2045	665	752
AES Corp. 5.50% 2025	650	686
AES Corp. 6.00% 2026	425	461
Aetna Inc. 1.70% 2018	320	320
Aetna Inc. 2.80% 2023	340	335
Aleris International, Inc. 7.875% 2020	201	200
Alexandria Real Estate Equities, Inc. 2.75% 2020	180	181
Allergan PLC 2.35% 2018	1,750	1,751
Allergan PLC 3.00% 2020	2,820	2,847
Allergan PLC 3.45% 2022	850	864
Allergan PLC 3.80% 2025	4,455	4,541
Allergan PLC 4.55% 2035	1,780	1,888
Allergan PLC 4.75% 2045	514	549
Allison Transmission Holdings, Inc. 5.00% 20243	400	414
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.729% 20251,4,5	1,000	1,006
Altria Group, Inc. 2.625% 2020	1,800	1,812
Altria Group, Inc. 4.50% 2043	350	381
Amazon.com, Inc. 2.80% 20243	2,920	2,915
Amazon.com, Inc. 3.15% 20273	1,960	1,966
American Axle & Manufacturing Holdings, Inc. 6.50% 20273	450	478
American Campus Communities, Inc. 3.75% 2023	2,485	2,551
American Campus Communities, Inc. 4.125% 2024	1,195	1,246
American Electric Power Co., Inc. 2.75% 2026	1,050	1,013
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.960% 20211,4,5,6	884	35
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.710% 20201,4,5,6	1,190	881
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 7.885% 20193,4	200	181
American Energy (Permian Basin) 7.125% 20203	1,295	1,055
American Energy (Permian Basin) 7.375% 20213	340	275
Amgen Inc. 1.85% 2021	420	410
Amgen Inc. 2.25% 2023	2,000	1,942
Anglo American Capital PLC 4.00% 20273	1,470	1,462
Anheuser-Busch InBev NV 3.75% 2022	775	811
Anheuser-Busch InBev NV 3.30% 2023	635	650
Anheuser-Busch InBev NV 4.95% 2042	1,230	1,428
Anheuser-Busch InBev NV 4.90% 2046	440	512
Apple Inc. 2.50% 2022	1,200	1,202
Apple Inc. 3.35% 2027	1,075	1,102
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.693% 20251,4,5	80	83
Argentine Republic 6.875% 2021	3,575	3,900
Argentine Republic 7.50% 2026	2,200	2,494
Associated Materials, LLC 9.00% 20243	1,175	1,272
AT&T Inc. 3.90% 2027	1,535	1,548
AT&T Inc. 4.25% 2027	4,655	4,753
AT&T Inc. 4.10% 20283	4,731	4,755
AT&T Inc. 4.30% 20303	2,248	2,251
AT&T Inc. 4.90% 2037	1,220	1,241
Autoridad del Canal de Panama 4.95% 20351,3	1,000	1,119
Avis Budget Group, Inc. 5.50% 2023	400	412

American Funds Insurance Series — Global Bond Fund — Page 123 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Avon Products, Inc. 7.875% 20223	$225	$230
AXA SA 8.60% 2030	220	317
Ball Corp. 4.375% 2020	300	312
Banco Nacional de Comercio Exterior SNC 3.80% 20263	880	883
Banco Santander, SA 3.70% 20223	4,475	4,533
Bank of America Corp. 2.625% 2020	1,550	1,564
Bank of America Corp. 3.419% 20283	1,252	1,253
Baxalta Inc. 4.00% 2025	1,580	1,635
Bayer AG 3.375% 20243	840	855
Becton, Dickinson and Co. 2.675% 2019	353	354
Becton, Dickinson and Co. 2.894% 2022	1,260	1,253
Becton, Dickinson and Co. 3.70% 2027	1,430	1,443
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.953% 20251,4,5	175	171
Blackstone CQP Holdco LP, 6.00% 20213,7	225	227
Blackstone CQP Holdco LP, 6.50% 20213,7	3,450	3,519
BMC Software, Inc. 8.125% 20213	725	733
Bohai Financial Investment Holding Co., Ltd. 5.50% 20243	375	373
BPCE SA group 5.70% 20233	1,800	1,997
Brandywine Operating Partnership, LP 3.95% 2023	190	194
British American Tobacco International Finance PLC 2.75% 20203	530	533
British American Tobacco International Finance PLC 3.50% 20223	385	394
British American Tobacco PLC 3.557% 20273	1,545	1,550
British American Tobacco PLC 4.39% 20373	1,190	1,248
Cablevision Systems Corp. 6.75% 2021	1,125	1,209
Calpine Corp. 5.375% 2023	230	225
Calpine Corp. 5.25% 20263	655	644
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20263	800	833
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	675	670
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 20283	575	562
Centene Corp. 4.75% 2022	1,590	1,658
Centene Corp. 4.75% 2025	225	230
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20231	295	305
CenturyLink, Inc. 6.75% 2023	1,000	984
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20203	763	776
CF Industries, Inc. 4.50% 20263	200	209
CF Industries, Inc. 4.95% 2043	630	599
Chemours Co. 6.625% 2023	680	723
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.609% 20194	300	300
Chesapeake Energy Corp. 4.875% 2022	1,400	1,334
Chesapeake Energy Corp. 8.00% 20253	750	758
Chesapeake Energy Corp. 8.00% 20273	500	481
Chevron Corp. 2.954% 2026	1,175	1,176
Chile (Republic of) 3.86% 2047	750	772
CIT Group Inc. 3.875% 2019	1,975	2,000
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A1, 1.199% 20471	9	9
Citigroup Inc. 1.70% 2018	375	375
Citigroup Inc. 2.50% 2018	200	201
Citigroup Inc. 2.55% 2019	2,800	2,811
Citigroup Inc. 2.35% 2021	1,500	1,485
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,700	1,672
Cleveland-Cliffs Inc. 4.875% 20243	150	150
Cliffs Natural Resources Inc. 5.75% 20253	2,300	2,202
CMS Energy Corp. 8.75% 2019	86	94
CMS Energy Corp. 5.05% 2022	392	426
CMS Energy Corp. 3.875% 2024	100	105

American Funds Insurance Series — Global Bond Fund — Page 124 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
CMS Energy Corp. 4.875% 2044	$1,121	$1,314
Columbia Pipeline Partners LP 2.45% 2018	620	620
Columbia Pipeline Partners LP 3.30% 2020	85	86
Commercial Mortgage Trust, Series 2014-UBS2, Class A1, 1.298% 20471	512	511
Communications Sales & Leasing, Inc. 6.00% 20233	175	172
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.819% 20211,4,5	286	237
Concordia Healthcare Corp. 9.50% 20223	580	55
Concordia Healthcare Corp. 7.00% 20233	1,090	104
CONSOL Energy Inc. 5.875% 2022	2,400	2,463
Consumers Energy Co. 3.375% 2023	345	355
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20201	15	15
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 20221	17	19
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 20221	57	62
Convey Park Energy LLC 7.50% 20253	275	287
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 20341,3	1,460	1,484
Corporate Risk Holdings LLC 9.50% 20193	1,353	1,416
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)3,8,9,10	155	166
Crédit Agricole SA 4.375% 20253	1,100	1,151
CVS Health Corp. 1.90% 2018	430	430
CVS Health Corp. 2.80% 2020	430	432
CVS Health Corp. 3.50% 2022	430	438
DaimlerChrysler North America Holding Corp. 2.25% 20203	2,000	1,993
DaimlerChrysler North America Holding Corp. 2.00% 20213	2,100	2,055
DaimlerChrysler North America Holding Corp. 2.875% 20213	2,275	2,294
DaVita HealthCare Partners Inc. 5.00% 2025	480	481
DCP Midstream Operating LP 4.95% 2022	640	668
Deutsche Telekom International Finance BV 1.95% 20213	575	560
Deutsche Telekom International Finance BV 2.82% 20223	1,675	1,678
Deutsche Telekom International Finance BV 3.60% 20273	2,343	2,358
Deutsche Telekom International Finance BV 9.25% 2032	2,450	3,856
Devon Energy Corp. 3.25% 2022	170	173
Diamond Offshore Drilling, Inc. 7.875% 2025	350	369
Diamond Offshore Drilling, Inc. 4.875% 2043	675	496
Digicel Group Ltd. 8.25% 20203	200	197
Discover Card Execution Note Trust, Series 2015-A1, Class A1, (1-month USD-LIBOR + 0.35%) 1.827% 20201,4	4,185	4,187
DJO Finance LLC 8.125% 20213	100	94
Dominican Republic 7.50% 20211,3	2,000	2,187
Dominican Republic 5.50% 20253	1,375	1,459
Dominican Republic 8.625% 20271,3	225	277
Duke Energy Corp. 3.75% 2024	550	575
Duke Energy Corp. 2.65% 2026	2,695	2,586
Duke Energy Florida, LLC 3.20% 2027	805	816
EchoStar Corp. 6.625% 2026	450	473
Egypt (Arab Republic of) 7.50% 20273	2,200	2,436
Electricité de France SA 6.95% 20393	625	855
EMD Finance LLC 2.40% 20203	1,485	1,482
EMD Finance LLC 2.95% 20223	225	226
EMD Finance LLC 3.25% 20253	1,650	1,662
Enbridge Energy Partners, LP 9.875% 2019	750	812
Enbridge Energy Partners, LP 4.375% 2020	480	501
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,616
Enbridge Energy Partners, LP, Series B, 6.50% 2018	820	831
Enbridge Inc. 4.00% 2023	600	625
Enbridge Inc. 4.25% 2026	655	686

American Funds Insurance Series — Global Bond Fund — Page 125 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Enbridge Inc. 3.70% 2027	$754	$758
Endo International PLC 5.75% 20223	780	653
Enel Finance International SA 2.75% 20233	5,000	4,932
Enel Finance International SA 3.625% 20273	2,375	2,364
Enel Finance International SA 3.50% 20283	1,800	1,764
Energy Transfer Partners, LP 5.875% 2024	600	633
Energy Transfer Partners, LP 4.00% 2027	1,054	1,035
Energy Transfer Partners, LP 4.20% 2027	260	259
Energy Transfer Partners, LP 5.50% 2027	775	792
Enersis Américas SA 4.00% 2026	1,960	2,000
Ensco PLC 5.75% 2044	930	642
Essex Portfolio LP 3.50% 2025	2,835	2,863
Essex Portfolio LP 3.375% 2026	2,385	2,370
Euramax International, Inc. 12.00% 20203	575	624
European Investment Bank 2.25% 2022	3,567	3,551
Exelon Corp. 3.497% 2022	525	535
Exelon Corp. 3.40% 2026	1,465	1,468
Exxon Mobil Corp. 2.222% 2021	570	569
Fannie Mae 3.50% 20421	808	836
Fannie Mae 3.50% 20421	388	401
Fannie Mae 3.50% 20421	284	294
Fannie Mae 3.50% 20481,11	6,250	6,411
Fannie Mae 4.00% 20481,11	24,800	25,915
Fannie Mae 4.50% 20481,11	2,600	2,763
Fannie Mae, Series 2012-M17, Class A2, Multi Family 2.184% 20221	2,000	1,977
First Data Corp. 5.375% 20233	375	391
First Data Corp. 5.00% 20243	225	232
First Quantum Minerals Ltd. 7.00% 20213	2,031	2,112
First Quantum Minerals Ltd. 7.50% 20253	1,375	1,497
FirstEnergy Corp. 3.90% 2027	4,010	4,116
FirstEnergy Corp. 3.50% 20283	645	647
FirstEnergy Corp. 4.85% 2047	380	425
FMG Resources 9.75% 20223	990	1,098
Ford Motor Credit Co. 2.375% 2019	2,550	2,551
Ford Motor Credit Co. 2.597% 2019	2,020	2,022
Ford Motor Credit Co. 3.20% 2021	3,170	3,216
Ford Motor Credit Co. 3.339% 2022	620	628
France Télécom 9.00% 2031	1,824	2,742
Freddie Mac 3.00% 20331,11	4,200	4,275
Freddie Mac, Series 3213, Class OG, principal only, 0% 20361	14	13
Freddie Mac, Series 3292, Class BO, principal only, 0% 20371	49	43
Freeport-McMoRan Inc. 3.55% 2022	1,175	1,165
Frontier Communications Corp. 11.00% 2025	1,925	1,425
Genesis Energy, LP 6.75% 2022	425	443
Genesis Energy, LP 6.50% 2025	275	281
Georgia Gulf Corp. 4.625% 2021	625	644
Gogo Inc. 12.50% 20223	1,900	2,149
Goldman Sachs Group, Inc. 2.00% 2019	850	848
Goldman Sachs Group, Inc. 2.55% 2019	1,530	1,533
Goldman Sachs Group, Inc. 2.875% 2021	3,702	3,732
Goldman Sachs Group, Inc. 2.905% 2023	2,200	2,187
Goldman Sachs Group, Inc. 3.50% 2025	5,970	6,069
Goldman Sachs Group, Inc. 3.75% 2026	580	596
Goldman Sachs Group, Inc. 4.75% 2045	1,805	2,071
Government National Mortgage Assn. 4.50% 20451	978	1,033

American Funds Insurance Series — Global Bond Fund — Page 126 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.00% 20481,11	$7,241	$7,550
H.I.G. Capital, LLC 6.75% 20243	193	193
Halliburton Co. 3.80% 2025	2,220	2,310
Hanesbrands Inc. 4.625% 20243	85	87
Hanesbrands Inc. 4.875% 20263	100	103
Hardwoods Acquisition Inc 7.50% 20213	355	328
Harris Corp. 1.999% 2018	700	699
Harris Corp. 2.70% 2020	155	156
HCA Inc. 5.25% 2026	250	266
Healthsouth Corp. 5.75% 2025	720	752
Hertz Global Holdings Inc. 7.625% 20223	895	940
Holcim Ltd. 5.15% 20233	1,290	1,411
HSBC Bank PLC 1.50% 20183	200	200
HSBC Holdings PLC 4.00% 2022	305	319
HSBC Holdings PLC 3.90% 2026	4,200	4,360
HSBC Holdings PLC 4.30% 2026	1,180	1,256
Humana Inc. 3.85% 2024	1,000	1,041
Hungary 5.375% 2024	2,700	3,060
Huntsman International LLC 4.875% 2020	600	626
Husky Energy Inc. 7.25% 2019	250	272
Hyundai Capital America 2.55% 20203	2,580	2,560
Hyundai Capital America 3.25% 20223	25	25
Hyundai Capital Services Inc. 2.625% 20203	500	495
Icahn Enterprises Finance Corp. 6.25% 2022	550	564
iHeartCommunications, Inc. 9.00% 2019	1,515	1,132
Imperial Tobacco Finance PLC 3.50% 20233	2,000	2,040
Indonesia (Republic of) 4.875% 2021	2,600	2,778
Indonesia (Republic of) 3.75% 2022	2,960	3,053
Indonesia (Republic of) 4.75% 2026	3,500	3,811
Infor Software 7.125% 20213,10	175	180
Inmarsat PLC 4.875% 20223	1,075	1,078
Inmarsat PLC 6.50% 20243	675	687
Intelsat Jackson Holding Co. 6.625% 20241,5	175	177
Intelsat Jackson Holding Co. 8.00% 20243	575	607
International Paper Co. 7.30% 2039	600	847
Intesa Sanpaolo SpA 5.017% 20243	2,510	2,573
Iraq (Republic of) 6.752% 20233	545	559
Jaguar Holding Co. 6.375% 20233	225	228
Jonah Energy LLC 7.25% 20253	200	202
Jordan (Hashemite Kingdom of) 5.75% 20273	1,035	1,029
JPMorgan Chase & Co. 2.55% 2021	6,039	6,044
JPMorgan Chase & Co. 3.25% 2022	1,000	1,024
Jupiter Resources Inc. 8.50% 20223	150	94
KfW 2.125% 2022	3,955	3,923
Kimco Realty Corp. 6.875% 2019	1,250	1,344
Kimco Realty Corp. 3.40% 2022	175	179
Kimco Realty Corp. 2.70% 2024	695	674
Kinder Morgan Energy Partners, LP 3.50% 2021	175	178
Kinder Morgan Energy Partners, LP 3.45% 2023	2,250	2,264
Kinder Morgan Energy Partners, LP 3.50% 2023	1,600	1,605
Kinder Morgan Energy Partners, LP 4.15% 2024	1,700	1,765
Kinder Morgan Energy Partners, LP 5.50% 2044	4,225	4,513
Kinder Morgan, Inc. 4.30% 2025	1,085	1,132
Kinetic Concepts, Inc. 12.50% 20213	325	366
Korea Housing Finance Corp. 2.50% 20201,3	2,250	2,224

American Funds Insurance Series — Global Bond Fund — Page 127 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Korea Housing Finance Corp. 2.00% 20211,3	$2,525	$2,431
Kraft Heinz Co. 4.375% 2046	825	820
Kratos Defense & Security Solutions, Inc. 6.50% 20253	85	89
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 20241,4,5	425	442
Kuwait (State of) 2.75% 20223	3,550	3,542
Latvia (Republic of) 2.75% 2020	900	909
Liberty Global PLC 5.50% 20283	375	366
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.07% 2020 (100% PIK)1,4,5,10	2,158	2,006
Lima Metro Line Finance Ltd. 5.875% 20341,3	2,000	2,168
Limited Brands, Inc. 6.875% 2035	225	228
Lithuania (Republic of) 7.375% 2020	2,475	2,737
Lithuania (Republic of) 6.125% 20213	450	501
Lithuania (Republic of) 6.625% 20223	200	232
Lockheed Martin Corp. 2.50% 2020	205	206
Lockheed Martin Corp. 3.10% 2023	170	173
Lockheed Martin Corp. 3.55% 2026	270	281
LSC Communications, Inc. 8.75% 20233	300	309
Mallinckrodt PLC 4.875% 20203	785	758
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.069% 20241,4,5	249	249
McDonald’s Corp. 3.70% 2026	650	679
McDonald’s Corp. 4.875% 2045	430	500
Medtronic, Inc. 3.50% 2025	3,500	3,633
Meritage Homes Corp. 5.125% 2027	375	383
Microsoft Corp. 3.30% 2027	2,510	2,591
MidAmerican Energy Co. 4.40% 2044	240	274
Molina Healthcare, Inc. 5.375% 2022	1,225	1,283
Molina Healthcare, Inc. 4.875% 20253	420	421
Morgan Stanley 2.125% 2018	775	775
Morgan Stanley 3.125% 2026	1,421	1,403
Morgan Stanley 3.875% 2026	1,580	1,648
Morocco (Kingdom of) 5.50% 2042	3,100	3,525
Multiplan, Inc. 8.50% 20223,10	335	348
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	550	588
Navient Corp. 4.875% 2019	890	907
Navient Corp. 6.50% 2022	515	541
Navient Corp. 5.50% 2023	770	771
Navient Corp. 6.125% 2024	75	76
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20213	200	171
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.642% 20201,4,5	360	295
Newell Rubbermaid Inc. 3.85% 2023	580	601
Newell Rubbermaid Inc. 4.20% 2026	4,760	4,975
NGL Energy Partners LP 6.875% 2021	950	974
NGL Energy Partners LP 6.125% 2025	710	696
Niagara Mohawk Power Corp. 3.508% 20243	180	186
Niagara Mohawk Power Corp. 4.278% 20343	300	330
Nigeria (Federal Republic of) 6.50% 20273	465	486
Noble Corp. PLC 7.70% 2025	250	211
Noble Corp. PLC 8.70% 2045	650	518
Nova Chemicals Corp 5.25% 20273	200	200
Novelis Corp. 5.875% 20263	325	332
NRG Energy, Inc. 6.25% 2022	805	841
Odebrecht Drilling Norbe 6.72% 20221,3,8,9	289	117
Odebrecht Drilling Norbe 7.72% 20261,3,8,9,10	793	321
Odebrecht Drilling Norbe 0% (undated)1,3,8,9	131	—

American Funds Insurance Series — Global Bond Fund — Page 128 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Oracle Corp. 3.25% 2027	$4,140	$4,214
Pacific Gas and Electric Co. 3.25% 2023	580	586
Pacific Gas and Electric Co. 3.85% 2023	300	313
Pacific Gas and Electric Co. 2.95% 2026	590	575
Pacific Gas and Electric Co. 3.30% 2027	2,625	2,607
Pacific Gas and Electric Co. 3.30% 20273	1,125	1,116
Pacific Gas and Electric Co. 3.75% 2042	630	608
Pacific Gas and Electric Co. 4.25% 2046	1,900	1,997
Pacific Gas and Electric Co. 3.95% 20473	1,250	1,244
PacifiCorp. 3.35% 2025	1,015	1,038
Pakistan (Islamic Republic of) 5.50% 20213	3,535	3,580
Pakistan (Islamic Republic of) 8.25% 2024	2,240	2,479
Peabody Energy Corp. 6.00% 20223	150	156
Peabody Energy Corp. 6.375% 20253	100	104
Pernod Ricard SA 4.45% 20223	730	776
Peru (Republic of) 5.625% 2050	280	360
Petrobras Global Finance Co. 6.125% 2022	1,935	2,058
Petrobras Global Finance Co. 5.299% 20253	1,650	1,657
Petrobras Global Finance Co. 6.85% 2115	2,000	1,932
Petróleos Mexicanos 6.50% 20273	2,675	2,927
Petróleos Mexicanos 5.625% 2046	1,000	928
Petsmart, Inc. 5.875% 20253	1,525	1,178
Petsmart, Inc. 8.875% 20253	1,055	641
PG&E Corp. 2.40% 2019	555	555
Philip Morris International Inc. 2.00% 2020	950	944
Philip Morris International Inc. 2.625% 2022	280	280
Philip Morris International Inc. 4.25% 2044	475	501
Phillips 66 Partners LP 4.68% 2045	110	113
Ply Gem Industries, Inc. 6.50% 2022	500	521
PNC Bank 2.40% 2019	1,225	1,227
PNC Bank 2.30% 2020	865	864
PNC Bank 2.60% 2020	275	277
Poland (Republic of) 3.25% 2026	4,100	4,195
Progress Energy, Inc. 7.05% 2019	910	961
Progress Energy, Inc. 7.75% 2031	550	771
Prologis, Inc. 4.25% 2023	2,075	2,224
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,537
Puget Energy, Inc. 6.50% 2020	335	371
Puget Energy, Inc. 6.00% 2021	1,023	1,133
Puget Energy, Inc. 5.625% 2022	480	531
QGOG Constellation SA 9.50% 2024 (5.26% PIK)1,3,10	2,153	1,453
Qorvo, Inc. 7.00% 2025	275	308
Quebec (Province of) 2.375% 2022	1,748	1,738
Quintiles Transnational Corp. 4.875% 20233	400	414
R.R. Donnelley & Sons Co. 7.875% 2021	300	314
R.R. Donnelley & Sons Co. 6.50% 2023	625	606
Rabobank Nederland 4.625% 2023	2,180	2,340
Rayonier Advanced Materials Inc. 5.50% 20243	350	350
RCI Banque 3.50% 20183	1,500	1,505
Reynolds American Inc. 2.30% 2018	230	230
Reynolds American Inc. 3.25% 2020	640	651
Reynolds American Inc. 4.00% 2022	455	476
Reynolds American Inc. 4.45% 2025	2,115	2,258
Reynolds American Inc. 5.70% 2035	50	60
Reynolds Group Inc. 5.75% 20201	402	409

American Funds Insurance Series — Global Bond Fund — Page 129 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Roche Holdings, Inc. 2.875% 20213	$1,250	$1,269
Roche Holdings, Inc. 3.35% 20243	3,050	3,156
Roche Holdings, Inc. 2.375% 20273	725	690
Royal Dutch Shell PLC 1.375% 2019	2,000	1,976
Royal Dutch Shell PLC 1.75% 2021	1,740	1,699
Ryerson Inc. 11.00% 20223	835	936
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	450	450
Saudi Arabia (Kingdom of) 2.894% 20223	1,900	1,889
Saudi Arabia (Kingdom of) 3.628% 20273	1,900	1,921
Saudi Arabia (Kingdom of) 3.625% 20283	3,840	3,812
Scentre Group 3.50% 20253	600	604
Scentre Group 3.75% 20273	300	305
Schlumberger BV 4.00% 20253	1,460	1,536
Scientific Games Corp. 7.00% 20223	325	343
Shire PLC 1.90% 2019	2,000	1,983
Shire PLC 2.40% 2021	4,350	4,285
Shire PLC 2.875% 2023	445	438
Shire PLC 3.20% 2026	405	397
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,528
Sirius XM Radio Inc 3.875% 20223	300	302
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,259
Skandinaviska Enskilda Banken AB 2.80% 2022	5,100	5,143
SM Energy Co. 6.50% 2021	375	382
SM Energy Co. 5.625% 2025	450	439
SoftBank Group Corp. 4.50% 20203	1,775	1,818
Solera Holdings, Inc. 10.50% 20243	150	169
Sotheby’s 5.25% 20223	300	309
Southwestern Energy Co. 4.10% 2022	1,415	1,397
Southwestern Energy Co. 7.50% 2026	155	165
Starwood Property Trust, Inc. 5.00% 2021	350	364
State Grid Overseas Investment Ltd. 3.50% 20273	5,600	5,632
Statoil ASA 3.70% 2024	1,950	2,050
Statoil ASA 4.25% 2041	1,000	1,083
Sunoco LP 6.25% 2021	630	656
Sweden (Kingdom of) 1.125% 20193	3,000	2,953
Talen Energy Corp. 9.50% 20223	110	113
Talen Energy Corp. 10.50% 20263	85	84
Targa Resources Partners LP 4.125% 2019	1,000	1,009
Targa Resources Partners LP 6.75% 2024	390	420
Team Health Holdings, Inc. 6.375% 20253	325	292
Teco Finance, Inc. 5.15% 2020	75	79
Teekay Corp. 8.50% 2020	2,050	2,096
Tenet Healthcare Corp. 4.375% 2021	250	251
Tenet Healthcare Corp. 4.625% 20243	421	412
Tenet Healthcare Corp., First Lien, 4.75% 2020	175	179
Tenet Healthcare Corp., First Lien, 6.00% 2020	355	377
Tenet Healthcare Corp., First Lien, 4.50% 2021	1,925	1,944
Tesoro Logistics LP 5.50% 2019	520	540
Tesoro Logistics LP 5.25% 2025	45	47
Teva Pharmaceutical Finance Company BV 1.40% 2018	380	378
Teva Pharmaceutical Finance Company BV 2.20% 2021	270	247
Teva Pharmaceutical Finance Company BV 2.80% 2023	410	357
Teva Pharmaceutical Finance Company BV 3.15% 2026	145	120
Teva Pharmaceutical Finance Company BV 4.10% 2046	140	107
Thermo Fisher Scientific Inc. 2.40% 2019	390	391

American Funds Insurance Series — Global Bond Fund — Page 130 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
TI Automotive Ltd. 8.75% 20233	$117	$126
Transocean Inc. 9.00% 20233	275	298
Trilogy International Partners, LLC 8.875% 20223	950	976
Turkey (Republic of) 6.25% 2022	1,880	2,044
Turkey (Republic of) 6.75% 2040	210	232
U.S. Treasury 1.375% 2020	41,900	41,300
U.S. Treasury 1.625% 2020	38,900	38,560
U.S. Treasury 1.125% 202112	43,160	41,977
U.S. Treasury 1.375% 2021	5,000	4,888
U.S. Treasury 1.75% 2021	6,000	5,917
U.S. Treasury 2.00% 2021	23,450	23,374
U.S. Treasury 1.875% 2022	2,650	2,614
U.S. Treasury 2.00% 2022	3,500	3,470
U.S. Treasury 1.875% 2024	9,400	9,148
U.S. Treasury 2.125% 2024	3,100	3,061
U.S. Treasury 2.00% 2026	46,785	45,312
U.S. Treasury 2.25% 2027	18,700	18,446
U.S. Treasury Inflation-Protected Security 0.125% 20222	122,652	121,800
U.S. Treasury Inflation-Protected Security 0.125% 20242	7,064	6,980
U.S. Treasury Inflation-Protected Security 0.625% 20242	33,010	33,582
U.S. Treasury Inflation-Protected Security 0.25% 20252	11,560	11,457
U.S. Treasury Inflation-Protected Security 0.375% 20252	5,721	5,730
U.S. Treasury Inflation-Protected Security 2.375% 20252	1,505	1,715
U.S. Treasury Inflation-Protected Security 0.625% 20262	10,070	10,230
U.S. Treasury Inflation-Protected Security 0.375% 20272	3,727	3,701
U.S. Treasury Inflation-Protected Security 0.75% 20422	682	689
U.S. Treasury Inflation-Protected Security 0.625% 20432	1,288	1,261
U.S. Treasury Inflation-Protected Security 1.375% 20442	6,181	7,139
U.S. Treasury Inflation-Protected Security 0.75% 20452	702	706
U.S. Treasury Inflation-Protected Security 1.00% 20462	21,550	23,018
Ultra Petroleum Corp. 6.875% 20223	455	458
Ultra Petroleum Corp. 7.125% 20253	250	250
UniCredit SPA 3.75% 20223	1,750	1,782
UniCredit SPA 4.625% 20273	1,350	1,427
Unisys Corp. 10.75% 20223	425	477
UnitedHealth Group Inc. 2.70% 2020	520	526
Vale SA 6.25% 2026	1,310	1,521
Valeant Pharmaceuticals International, Inc. 6.375% 20203	2,050	2,076
Valeant Pharmaceuticals International, Inc. 6.125% 20253	1,325	1,217
Valeant Pharmaceuticals International, Inc. 9.00% 20253	180	188
Venator Materials 5.75% 20253	150	159
Verizon Communications Inc. 4.50% 2033	1,920	2,018
Verizon Communications Inc. 4.125% 2046	1,814	1,681
Vine Oil & Gas LP 8.75% 20233	325	316
Virgin Australia Holdings Ltd. 8.50% 20193	325	339
Volkswagen Group of America Finance, LLC 2.45% 20193	545	545
Warrior Met Coal, Inc. 8.00% 20243	100	104
WEA Finance LLC 2.70% 20193	1,185	1,192
WEA Finance LLC 3.25% 20203	3,030	3,085
WEA Finance LLC 3.75% 20243	535	552
Weatherford International PLC 4.50% 2022	175	159
Weatherford International PLC 8.25% 2023	1,025	1,038
Weatherford International PLC 6.50% 2036	650	538
Weatherford International PLC 6.75% 2040	1,280	1,056
WellPoint, Inc. 2.30% 2018	585	586

American Funds Insurance Series — Global Bond Fund — Page 131 of 171

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Wells Fargo & Co. 3.584% 2028	$900	$918
Western Gas Partners LP 4.00% 2022	1,500	1,532
Western Gas Partners LP 3.95% 2025	2,900	2,904
Westfield Corp. Ltd. 3.15% 20223	245	247
Williams Companies, Inc. 3.70% 2023	345	345
Williams Partners LP 4.125% 2020	375	390
Williams Partners LP 5.25% 2020	225	238
Williams Partners LP 4.50% 2023	760	805
Williams Partners LP 4.30% 2024	1,380	1,447
Wind Tre SpA 5.00% 20263	525	502
Windstream Holdings, Inc. 8.75% 20243	1,464	1,030
WM. Wrigley Jr. Co 3.375% 20203	515	528
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20233	643	657
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20253	400	413
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20273	150	152
Ziggo Bond Finance BV 5.50% 20273	1,200	1,202
Zimmer Holdings, Inc. 3.15% 2022	790	793
		1,062,870
Total bonds, notes & other debt instruments (cost: $2,173,424,000)		2,213,019
Convertible stocks 0.05% U.S. dollars 0.05%	Shares
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.731%7,8,13	329	220
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.731%7,8,13	36	17
Associated Materials, LLC, 14.00% convertible preferred 20208,9	850	973
Total convertible stocks (cost: $1,202,000)		1,210
Common stocks 0.03% U.S. dollars 0.03%
Corporate Risk Holdings I, Inc.7,8,9,13	25,840	457
Corporate Risk Holdings Corp.7,8,9,13	131	—
CEVA Group PLC7,8,13	431	207
NII Holdings, Inc.13	76,468	32
Atrium Corp.3,8,9,13	2	—
Total common stocks (cost: $2,528,000)		696
Rights & warrants 0.00% U.S. dollars 0.00%
Associated Materials, LLC, warrants, expire 20238,9,13	12,075	—
Total rights & warrants (cost: $0)		—
Short-term securities 11.25%	Principal amount (000)
American Honda Finance Corp. 1.43% due 1/24/2018	$ 36,000	35,962
Egyptian Treasury Bills 15.61%–16.87% due 3/27/2018–4/10/2018	EGP165,250	8,907
Japanese Treasury Discount Bills (0.16)% due 5/21/2018	¥15,300,000	135,869
Liberty Street Funding Corp. 1.78% due 3/21/20183	$25,000	24,901
Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/20183	35,400	35,369

American Funds Insurance Series — Global Bond Fund — Page 132 of 171

Short-term securities	Principal amount (000)	Value (000)
Nigerian Treasury Bills 16.65%–16.91% due 7/5/2018–9/13/2018	NGN3,314,200	$8,361
Royal Bank of Canada 1.53% due 1/16/2018	$16,000	15,988
Victory Receivables Corp. 1.43% due 1/16/20183	12,200	12,191
Total short-term securities (cost: $276,867,000)		277,548
Total investment securities 101.01% (cost: $2,454,021,000)		2,492,473
Other assets less liabilities (1.01)%		(24,895)
Net assets 100.00%		$2,467,578

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount14 (000)	Value at 12/31/201715 (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	101	March 2018	$10,100	$13,490	$(78)
10 Year U.S. Treasury Note Futures	Long	77	March 2018	7,700	9,552	(48)
30 Year Ultra U.S. Treasury Bond Futures	Long	13	March 2018	1,300	2,179	25
5 Year U.S. Treasury Note Futures	Long	1,524	April 2018	152,400	177,034	(428)
90 Day Euro Dollar Futures	Short	366	September 2018	(91,500)	(89,634)	170
						$(359)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD7,771	MXN140,900	JPMorgan Chase	1/4/2018	$613
USD3,058	CAD3,900	Bank of America, N.A.	1/5/2018	(45)
USD4,126	INR267,100	Citibank	1/5/2018	(55)
USD7,869	AUD10,200	UBS AG	1/5/2018	(90)
USD14,560	INR941,650	JPMorgan Chase	1/5/2018	(180)
USD2,774	ZAR39,200	UBS AG	1/5/2018	(391)
EUR5,084	USD5,951	Goldman Sachs	1/8/2018	153
USD4,970	ILS17,400	Bank of America, N.A.	1/9/2018	(32)
USD13,666	EUR11,550	HSBC Bank	1/9/2018	(202)
EUR10,463	USD12,500	Bank of America, N.A.	1/10/2018	63
USD3,153	CAD4,050	Bank of America, N.A.	1/10/2018	(70)
JPY1,392,273	USD12,434	JPMorgan Chase	1/10/2018	(70)
USD5,035	PLN17,827	JPMorgan Chase	1/10/2018	(86)
USD4,029	AUD5,300	Goldman Sachs	1/10/2018	(106)
JPY2,265,955	USD20,240	Bank of America, N.A.	1/10/2018	(117)
USD5,171	AUD6,800	Bank of America, N.A.	1/10/2018	(135)
USD7,691	CAD9,850	Goldman Sachs	1/10/2018	(147)
JPY1,346,098	USD12,121	Barclays Bank PLC	1/10/2018	(167)
JPY3,321,365	USD29,938	JPMorgan Chase	1/10/2018	(442)
JPY835,989	USD7,411	Bank of America, N.A.	1/11/2018	13
USD1,710	AUD2,250	Bank of America, N.A.	1/11/2018	(46)
JPY2,218,752	USD20,004	UBS AG	1/11/2018	(299)
EUR17,250	USD20,075	UBS AG	1/12/2018	640
USD3,762	MXN72,500	HSBC Bank	1/12/2018	85

American Funds Insurance Series — Global Bond Fund — Page 133 of 171

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD12,610	AUD16,760	Citibank	1/12/2018	$(467)
USD5,694	INR369,000	Bank of America, N.A.	1/16/2018	(75)
EUR14,702	USD17,356	JPMorgan Chase	1/17/2018	305
JPY2,756,764	USD24,449	JPMorgan Chase	1/17/2018	41
JPY1,698,519	USD15,121	Citibank	1/17/2018	(32)
USD3,568	EUR3,000	Bank of America, N.A.	1/17/2018	(36)
JPY3,324,831	USD29,698	HSBC Bank	1/17/2018	(162)
CHF5,774	USD5,864	Goldman Sachs	1/18/2018	70
JPY445,496	USD3,951	Goldman Sachs	1/18/2018	7
NOK37,200	USD4,441	Bank of America, N.A.	1/19/2018	92
EUR2,833	GBP2,500	HSBC Bank	1/19/2018	26
USD9,255	EUR7,850	Bank of America, N.A.	1/19/2018	(176)
EUR6,645	USD7,833	Bank of America, N.A.	1/22/2018	153
JPY351,002	USD3,128	Citibank	1/22/2018	(9)
JPY995,097	USD8,894	Barclays Bank PLC	1/22/2018	(52)
SEK51,198	USD6,101	Citibank	1/23/2018	151
EUR5,439	USD6,441	Citibank	1/23/2018	95
JPY1,655,674	USD14,688	UBS AG	1/23/2018	25
USD9,075	ILS31,900	JPMorgan Chase	1/23/2018	(101)
USD6,140	PLN21,950	Citibank	1/23/2018	(166)
SEK60,114	USD7,094	Barclays Bank PLC	1/24/2018	247
JPY933,211	USD8,249	Goldman Sachs	1/24/2018	45
EUR2,082	USD2,500	Citibank	2/5/2018	4
USD6,121	ILS21,303	Bank of America, N.A.	2/6/2018	(11)
JPY1,310,000	USD11,635	HSBC Bank	2/15/2018	19
NOK32,573	DKK24,600	Citibank	2/15/2018	(4)
JPY392,473	USD3,499	Citibank	2/15/2018	(8)
SEK30,059	USD3,588	Barclays Bank PLC	2/22/2018	88
JPY376,335	USD3,336	HSBC Bank	2/23/2018	13
USD7,605	INR504,900	Citibank	3/26/2018	(221)
USD5,942	BRL19,300	Citibank	4/23/2018	196
USD138,524	JPY15,300,000	Citibank	5/21/2018	1,645
USD5,348	BRL18,000	Citibank	11/29/2018	117
USD169	EUR140	Bank of America, N.A.	12/13/2018	(3)
USD2,008	EUR1,670	Bank of America, N.A.	12/13/2018	(43)
				$660

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
7.46%	28-day MXN-TIIE	11/6/2018	MXN1,356,000	$(335)	$—	$(335)
7.455%	28-day MXN-TIIE	11/7/2018	1,099,000	(274)	—	(274)
7.44%	28-day MXN-TIIE	11/7/2018	3,045,000	(779)	—	(779)
1.6505%	3-month USD-LIBOR	3/21/2019	$85,000	(290)	—	(290)
3-month USD-LIBOR	2.0335%	12/19/2019	35,000	18	—	18
9.145%	DI-OVER-EXTRA Grupo	1/4/2021	BRL108,000	244	—	244
6.775%	28-day MXN-TIIE	6/20/2022	MXN280,000	(590)	—	(590)

American Funds Insurance Series — Global Bond Fund — Page 134 of 171

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
3-month SEK-STIBOR	0.425%	8/4/2022	SKr140,000	$(16)	$—	$(16)
3-month USD-LIBOR	2.4275%	10/31/2027	$7,050	(27)	—	(27)
3-month USD-LIBOR	2.556%	11/27/2045	10,000	(40)	—	(40)
3-month USD-LIBOR	1.909%	10/11/2046	5,750	772	—	772
3-month USD-LIBOR	2.659%	2/8/2047	6,000	(159)	—	(159)
1.4898%	6-month EURIBOR	11/24/2047	€2,150	(3)	—	(3)
					$—	$(1,479)

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Index-linked bond whose principal amount moves with a government price index.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $259,235,000, which represented 10.51% of the net assets of the fund.
4	Coupon rate may change periodically.
5	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,582,000, which represented .23% of the net assets of the fund.
6	Scheduled interest and/or principal payment was not received.
7	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
8	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,478,000, which represented .10% of the net assets of the fund.
9	Value determined using significant unobservable inputs.
10	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
11	Purchased on a TBA basis.
12	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,305,000, which represented .34% of the net assets of the fund.
13	Security did not produce income during the last 12 months.
14	Notional amount is calculated based on the number of contracts and notional contract size.
15	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$3,450	$3,519.14%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	225	227.01
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.359%	4/3/2013	334	220.01
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.359%	3/10/2010	52	17.00
CEVA Group PLC	3/10/2010	998	207.01
Corporate Risk Holdings I, Inc.	8/31/2015	287	457.02
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Total private placement securities		$5,346	$4,647.19%

American Funds Insurance Series — Global Bond Fund — Page 135 of 171

Key to abbreviations and symbols
ARS = Argentine pesos	EGP = Egyptian pounds	NGN = Nigerian naira
AUD/A$ = Australian dollars	EURIBOR = Euro Interbank Offered Rate	NOK/NKr = Norwegian kroner
BRL = Brazilian reais	EUR/€ = Euros	PLN = Polish zloty
CAD/C$ = Canadian dollars	GBP/£ = British pounds	SEK/SKr = Swedish kronor
CHF = Swiss francs	ILS = Israeli shekels	STIBOR = Stockholm Interbank Offered Rate
CLP = Chilean pesos	INR = Indian rupees	TBA = To-be-announced
CMS = Constant Maturity Swap	JPY/¥ = Japanese yen	THB = Thai baht
COP = Colombian pesos	KRW = South Korean won	TIIE = Equilibrium Interbank Interest Rate
DI-OVER-EXTRA Grupo =	LIBOR = London Interbank Offered Rate	TRY = Turkish lira
Overnight Brazilian Interbank Deposit Rate	MXN = Mexican pesos	USD/$ = U.S. dollars
DKK/DKr = Danish kroner	MYR = Malaysian ringgits	UYU = Uruguayan pesos
ZAR = South African rand

American Funds Insurance Series — Global Bond Fund — Page 136 of 171

High-Income Bond Fund

Investment portfolio

December 31, 2017

Bonds, notes & other debt instruments 94.25% Corporate bonds & notes 93.34% Energy 19.39%	Principal amount (000)	Value (000)
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.960% 20211,2,3,4	$5,601	$224
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.710% 20201,2,3,4	7,533	5,574
American Energy (Permian Basin) 7.125% 20205	7,445	6,068
American Energy (Permian Basin) 7.375% 20215	6,770	5,484
American Midstream Partners, LP, 8.50% 20215	1,675	1,729
Antero Resources Corp. 5.375% 2024	1,085	1,123
Antero Resources Corp. 5.00% 2025	1,000	1,025
Ascent Resources - Utica LLC, 10.00% 20225	675	727
Blackstone CQP Holdco LP, 6.00% 20215,6	1,600	1,612
Blackstone CQP Holdco LP, 6.50% 20215,6	20,685	21,099
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 20225	2,000	2,090
California Resources Corp., Term Loan B1, (3-month USD-LIBOR + 10.375%) 11.876% 20212,3,4	1,325	1,457
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.016% 20222,3,4	3,200	3,216
Carrizo Oil & Gas Inc. 6.25% 2023	1,050	1,095
Cheniere Energy Partners, LP 5.25% 20255	1,700	1,734
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.609% 20194	2,220	2,220
Chesapeake Energy Corp. 4.875% 2022	4,500	4,286
Chesapeake Energy Corp. 8.00% 20225	2,993	3,240
Chesapeake Energy Corp. 8.00% 20255	10,025	10,138
Chesapeake Energy Corp. 8.00% 20275	4,125	3,970
CONSOL Energy Inc. 5.875% 2022	11,299	11,596
Continental Resources Inc. 5.00% 2022	725	739
Convey Park Energy LLC 7.50% 20255	2,950	3,082
DCP Midstream LP 7.375% 2022	1,500	1,491
DCP Midstream Operating LP 4.95% 2022	3,030	3,163
Denbury Resources Inc. 9.00% 20215	851	873
Diamond Offshore Drilling, Inc. 7.875% 2025	2,800	2,950
Diamond Offshore Drilling, Inc. 5.70% 2039	641	522
Diamond Offshore Drilling, Inc. 4.875% 2043	3,260	2,396
Enbridge Inc., Series A, 6.00% 2077	2,225	2,320
Endeavor Energy Resources, LP 5.50% 20265	1,000	1,020
Endeavor Energy Resources, LP 5.75% 20285	1,000	1,031
Energy Transfer Partners, LP 4.25% 2023	3,500	3,482
Energy Transfer Partners, LP 6.25% 2023	1,750	1,703
Energy Transfer Partners, LP 5.875% 2024	4,500	4,747
Energy Transfer Partners, LP 5.50% 2027	3,620	3,701
Ensco PLC 5.75% 2044	4,645	3,205
EP Energy Corp. 9.375% 2020	1,600	1,360
EP Energy Corp. 8.00% 20245	1,300	1,349
Genesis Energy, LP 6.75% 2022	2,300	2,398
Genesis Energy, LP 6.50% 2025	2,275	2,320
Jonah Energy LLC 7.25% 20255	4,925	4,968
Jupiter Resources Inc. 8.50% 20225	1,250	781
Laredo Petroleum, Inc. 6.25% 2023	725	754
Murphy Oil Corp. 6.875% 2024	1,400	1,498

American Funds Insurance Series — High-Income Bond Fund — Page 137 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Murphy Oil Corp. 5.75% 2025	$2,340	$2,398
Murphy Oil Corp. 5.625% 2027	925	975
NGL Energy Partners LP 6.875% 2021	6,415	6,575
NGL Energy Partners LP 7.50% 2023	1,450	1,508
NGL Energy Partners LP 6.125% 2025	3,865	3,788
NGPL PipeCo LLC 4.375% 20225	315	321
NGPL PipeCo LLC 4.875% 20275	230	239
NGPL PipeCo LLC 7.768% 20375	2,095	2,593
Noble Corp. PLC 7.70% 2025	2,225	1,880
Noble Corp. PLC 8.70% 2045	2,650	2,113
NuStar Logistics, LP 5.625% 2027	3,000	3,060
ONEOK, Inc. 7.50% 2023	1,250	1,491
Parsley Energy, Inc. 6.25% 20245	500	529
Parsley Energy, Inc. 5.25% 20255	500	504
Parsley Energy, Inc. 5.375% 20255	2,375	2,411
PDC Energy Inc. 5.75% 20265	2,250	2,309
Peabody Energy Corp. 6.00% 20225	1,050	1,093
Peabody Energy Corp. 6.375% 20255	775	809
Petrobras Global Finance Co. 6.125% 2022	935	995
Petrobras Global Finance Co. 7.375% 2027	1,330	1,467
Petrobras Global Finance Co. 5.999% 20285	1,663	1,669
Petróleos Mexicanos 6.75% 20475	2,240	2,344
QEP Resources, Inc. 5.625% 2026	3,080	3,134
QGOG Constellation SA 9.50% 2024 (5.26% PIK)3,5,7	6,114	4,127
Range Resources Corp. 5.00% 2022	575	575
Range Resources Corp. 4.875% 2025	1,600	1,552
Seven Generations Energy Ltd. 5.375% 20255	950	962
SM Energy Co. 6.50% 2021	750	763
SM Energy Co. 6.125% 2022	750	768
SM Energy Co. 5.625% 2025	3,130	3,052
SM Energy Co. 6.75% 2026	475	492
Southwestern Energy Co. 4.10% 2022	8,915	8,804
Southwestern Energy Co. 7.50% 2026	3,605	3,835
Southwestern Energy Co. 7.75% 2027	750	802
Sunoco LP 6.25% 2021	4,475	4,663
Sunoco LP 6.375% 2023	1,200	1,267
Tapstone Energy Inc. 9.75% 20225	2,075	1,787
Targa Resources Partners LP 4.125% 2019	4,525	4,565
Targa Resources Partners LP 6.75% 2024	1,910	2,056
Targa Resources Partners LP 5.125% 2025	375	385
Teekay Corp. 8.50% 2020	11,168	11,419
Tesoro Logistics LP 5.25% 2025	220	232
Transocean Inc. 8.375% 2021	1,855	2,013
Transocean Inc. 9.00% 20235	3,350	3,635
Transocean Inc. 7.50% 20265	1,000	1,027
Transocean Inc. 7.75% 20243,5	1,688	1,854
Tullow Oil PLC 6.00% 2020	525	532
Ultra Petroleum Corp. 6.875% 20225	4,390	4,417
Ultra Petroleum Corp. 7.125% 20255	1,675	1,677
Vine Oil & Gas LP 8.75% 20235	1,625	1,580
Vine Oil & Gas LP, Term Loan, (3-month USD-LIBOR + 6.875%) 8.444% 20212,3,4,8	1,550	1,538
Weatherford International PLC 7.75% 2021	2,635	2,696
Weatherford International PLC 4.50% 2022	2,540	2,311
Weatherford International PLC 8.25% 2023	275	278

American Funds Insurance Series — High-Income Bond Fund — Page 138 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Weatherford International PLC 9.875% 2024	$915	$977
Weatherford International PLC 6.50% 2036	5,615	4,646
Weatherford International PLC 6.75% 2040	7,755	6,398
Weatherford International PLC 5.95% 2042	700	550
Whiting Petroleum Corp. 6.625% 20265	2,950	3,013
Williams Companies, Inc. 3.70% 2023	1,670	1,670
Williams Companies, Inc. 4.55% 2024	500	521
WPX Energy Inc. 7.50% 2020	469	510
WPX Energy Inc. 6.00% 2022	710	746
YPF SA 6.95% 20275	1,325	1,410
		281,870
Health care 12.43%
Centene Corp. 4.75% 2022	6,515	6,792
Centene Corp. 6.125% 2024	2,000	2,120
Centene Corp. 4.75% 2025	4,300	4,386
Community Health Systems Inc. 6.25% 2023	850	769
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.819% 20212,3,4	1,538	1,276
Concordia Healthcare Corp. 9.50% 20225	1,645	156
Concordia Healthcare Corp. 7.00% 20235	6,590	626
DaVita HealthCare Partners Inc. 5.125% 2024	750	759
DaVita HealthCare Partners Inc. 5.00% 2025	2,815	2,821
DJO Finance LLC 8.125% 20215	2,350	2,209
Eagle Holding Co II LLC 7.625% 20225,7	810	826
Endo Finance LLC & Endo Finco Inc. 5.375% 20235	600	471
Endo Finance LLC & Endo Finco Inc. 6.00% 20255	2,345	1,829
Endo International PLC 5.75% 20225	3,475	2,910
Endo International PLC 6.00% 20235	4,335	3,425
Endo International PLC 5.875% 20245	950	967
HCA Inc. 7.50% 2022	360	406
HCA Inc. 5.875% 2023	625	669
HCA Inc. 5.00% 2024	2,900	3,023
HCA Inc. 5.375% 2025	650	674
HCA Inc. 5.25% 2026	1,100	1,169
HCA Inc. 5.875% 2026	1,805	1,913
HCA Inc. 4.50% 2027	2,025	2,040
HCA Inc. 7.50% 2033	315	354
HCA Inc. 7.75% 2036	205	233
HCA Inc. 5.50% 2047	2,475	2,475
Healthsouth Corp. 5.75% 2024	3,575	3,673
Healthsouth Corp. 5.75% 2025	2,480	2,592
IMS Health Holdings, Inc. 5.00% 20265	2,350	2,418
inVentiv Health, Inc. 7.50% 20245	1,340	1,454
Jaguar Holding Co. 6.375% 20235	1,000	1,012
Kindred Healthcare, Inc. 8.00% 2020	300	327
Kinetic Concepts, Inc. 7.875% 20215	375	392
Kinetic Concepts, Inc. 12.50% 20215	4,813	5,427
Mallinckrodt PLC 4.875% 20205	4,160	4,014
Mallinckrodt PLC 5.625% 20235	1,955	1,672
MEDNAX, Inc. 5.25% 20235	275	280
Molina Healthcare, Inc. 5.375% 2022	10,285	10,774
Molina Healthcare, Inc. 4.875% 20255	3,975	3,985
Multiplan, Inc. 8.50% 20225,7	3,760	3,910
Multiplan, Inc. 7.125% 20245	2,575	2,749

American Funds Insurance Series — High-Income Bond Fund — Page 139 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
PAREXEL International Corp. 6.375% 20255	$3,065	$3,088
Prestige Brands International Inc. 6.375% 20245	900	937
Quintiles Transnational Corp. 4.875% 20235	2,625	2,717
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)2,3,4,7,8,9	6,709	6,343
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.943% 20182,3,4,8,9	2,968	2,953
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.443% 20192,3,4,8,9	2,300	2,288
Team Health Holdings, Inc. 6.375% 20255	1,600	1,436
Teleflex Inc. 4.625% 2027	1,435	1,453
Tenet Healthcare Corp. 4.375% 2021	4,255	4,266
Tenet Healthcare Corp. 8.125% 2022	1,400	1,430
Tenet Healthcare Corp. 6.75% 2023	2,125	2,069
Tenet Healthcare Corp. 4.625% 20245	4,042	3,956
Tenet Healthcare Corp. 5.125% 20255	450	440
Tenet Healthcare Corp., First Lien, 4.75% 2020	4,050	4,141
Tenet Healthcare Corp., First Lien, 6.00% 2020	6,490	6,886
Tenet Healthcare Corp., First Lien, 4.50% 2021	1,355	1,369
Teva Pharmaceutical Finance Company BV 2.20% 2021	775	708
Teva Pharmaceutical Finance Company BV 2.80% 2023	2,125	1,853
Valeant Pharmaceuticals International, Inc. 5.375% 20205	1,250	1,258
Valeant Pharmaceuticals International, Inc. 6.375% 20205	2,448	2,479
Valeant Pharmaceuticals International, Inc. 5.625% 20215	1,175	1,153
Valeant Pharmaceuticals International, Inc. 7.50% 20215	3,540	3,615
Valeant Pharmaceuticals International, Inc. 6.50% 20225	350	368
Valeant Pharmaceuticals International, Inc. 7.25% 20225	1,150	1,167
Valeant Pharmaceuticals International, Inc. 5.875% 20235	8,860	8,229
Valeant Pharmaceuticals International, Inc. 7.00% 20245	1,375	1,475
Valeant Pharmaceuticals International, Inc. 5.50% 20255	975	997
Valeant Pharmaceuticals International, Inc. 6.125% 20255	17,245	15,844
Valeant Pharmaceuticals International, Inc. 9.00% 20255	3,240	3,385
Vizient Inc. 10.375% 20245	985	1,111
WellCare Health Plans, Inc. 5.25% 2025	1,250	1,322
		180,713
Consumer discretionary 12.12%
AMC Networks Inc. 4.75% 2025	700	696
American Axle & Manufacturing Holdings, Inc. 6.25% 20255	495	522
American Axle & Manufacturing Holdings, Inc. 6.50% 20275	2,775	2,945
Cablevision Systems Corp. 6.75% 2021	4,475	4,811
Cablevision Systems Corp. 5.50% 20275	1,200	1,227
Caesars Resort Collection LLC, Term Loan, (3-month USD-LIBOR + 2.75%) 2.75% 20242,3,4	1,000	1,005
CBS Corp. 7.25% 20245	950	1,006
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 20235	1,825	1,811
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 20245	1,350	1,411
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20255	550	568
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 20265	2,600	2,671
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20265	10,320	10,746
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20275	3,125	3,086
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 20285	6,025	5,889
Churchill Downs Inc. 4.75% 20285	1,880	1,877
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,563	12,359
ClubCorp Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.943% 20242,3,4	2,047	2,058
Constellation Merger Sub Inc. 8.50% 20255	1,025	1,004
CRC Escrow Issuer LLC 5.25% 20255	2,050	2,076
Cumulus Media Inc. 7.75% 20191	1,480	281

American Funds Insurance Series — High-Income Bond Fund — Page 140 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Delphi Automotive PLC 5.00% 20255	$950	$964
Delta 2 (Formula One), Term Loan B3, 4.569% 20242,3,4	1,190	1,198
DISH DBS Corp. 5.00% 2023	450	429
Fertitta Entertainment, Inc. 8.75% 20255	2,100	2,210
Goodyear Tire & Rubber Co. 4.875% 2027	750	770
Hanesbrands Inc. 4.625% 20245	1,435	1,471
Hanesbrands Inc. 4.875% 20265	500	515
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 8.443% 20192,3,4	4,350	3,282
iHeartCommunications, Inc. 9.00% 2019	10,385	7,763
iHeartCommunications, Inc. 10.625% 2023	515	366
International Game Technology 6.25% 20225	200	217
Landry’s, Inc. 6.75% 20245	2,100	2,142
Levi Strauss & Co. 5.00% 2025	1,280	1,341
Liberty Global PLC 6.125% 20255	900	954
Liberty Global PLC 5.50% 20285	3,675	3,583
Limited Brands, Inc. 6.875% 2035	975	990
LKQ Corp. 4.75% 2023	1,040	1,069
Loral Space & Communications Inc. 8.875% 20245	1,225	1,375
M.D.C. Holdings, Inc. 6.00% 2043	1,600	1,572
McGraw-Hill Global Education Holdings, LLC 7.875% 20245	225	223
MDC Partners Inc. 6.50% 20245	750	758
Melco Crown Entertainment Ltd. 5.875% 20195	1,750	1,833
Meritage Homes Corp. 5.125% 2027	1,875	1,912
MGM Growth Properties LLC 5.625% 2024	1,525	1,632
MGM Resorts International 7.75% 2022	750	857
MGM Resorts International 6.00% 2023	2,030	2,197
MHGE Parent LLC/Finance 8.50% 20195,7	325	325
Mohegan Tribal Gaming Authority 7.875% 20245	975	1,003
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.642% 20202,3,4	5,200	4,259
Neiman Marcus Group LTD Inc. 8.00% 20215	675	392
Netflix, Inc. 5.75% 2024	1,480	1,578
NMG Finco PLC 5.75% 20225	2,910	2,972
Petsmart, Inc. 7.125% 20235	2,770	1,655
Petsmart, Inc. 5.875% 20255	11,175	8,633
Petsmart, Inc. 8.875% 20255	5,015	3,047
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.57% 20222,3,4	1,952	1,573
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,300	5,300
Sally Holdings LLC and Sally Capital Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 4.50% 20242,3	130	130
Schaeffler Verwaltungs 4.75% 20265,7	1,350	1,374
Scientific Games Corp. 6.25% 2020	1,240	1,260
Scientific Games Corp. 7.00% 20225	2,425	2,561
Scientific Games Corp. 10.00% 2022	262	289
Scientific Games Corp. 5.00% 20255	890	894
Service Corp. International 5.375% 2024	245	259
Service Corp. International 4.625% 2027	1,040	1,058
Sirius XM Radio Inc 3.875% 20225	1,875	1,889
Sirius XM Radio Inc 5.375% 20255	790	825
Six Flags Entertainment Corp. 4.875% 20245	2,500	2,544
Sotheby’s 5.25% 20225	1,525	1,573
Sotheby’s 4.875% 20255	6,870	6,793
Tenneco Inc. 5.00% 2026	1,050	1,079
TI Automotive Ltd. 8.75% 20235	1,119	1,206
Univision Communications Inc. 5.125% 20235	2,975	2,975
Univision Communications Inc. 5.125% 20255	700	684

American Funds Insurance Series — High-Income Bond Fund — Page 141 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Warner Music Group 5.625% 20225	$2,114	$2,185
Warner Music Group 5.00% 20235	2,670	2,773
Warner Music Group 4.875% 20245	1,500	1,552
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20235	2,823	2,883
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20255	6,525	6,737
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20275	725	736
ZF Friedrichshafen AG 4.75% 20255	1,510	1,604
		176,272
Materials 12.00%
AK Steel Holding Corp. 7.625% 2021	2,000	2,085
AK Steel Holding Corp. 6.375% 2025	1,325	1,318
Aleris International, Inc. 7.875% 2020	2,635	2,622
Aleris International, Inc. 9.50% 20215	980	1,039
ArcelorMittal 6.125% 2025	500	578
Ardagh Group SA 7.125% 20237	450	471
Ardagh Packaging Finance 6.00% 20255	2,080	2,194
Axalta Coating Systems LLC 4.875% 20245	1,450	1,526
Ball Corp. 4.375% 2020	1,775	1,844
Ball Corp. 5.25% 2025	805	878
Berry Plastics Corp. 5.50% 2022	820	846
Building Materials Corp. 6.00% 20255	1,750	1,877
BWAY Holding Co. 7.25% 20255	3,525	3,648
Bway Parent Co. Inc., Term Loan, (3-month USD-LIBOR + 3.25%) 4.599% 20242,3,4	339	341
Bway Parent Co. Inc. 5.50% 20245	990	1,032
CEMEX SAB de CV 7.75% 20265	1,725	1,958
CF Industries, Inc. 3.45% 2023	75	74
CF Industries, Inc. 4.50% 20265	720	752
CF Industries, Inc. 4.95% 2043	3,110	2,954
CF Industries, Inc. 5.375% 2044	165	164
Chemours Co. 6.625% 2023	2,410	2,561
Cleveland-Cliffs Inc. 4.875% 20245	1,800	1,800
Cliffs Natural Resources Inc. 5.75% 20255	14,550	13,932
Cliffs Natural Resources Inc. 6.25% 2040	1,735	1,366
Commercial Metals Co. 5.375% 2027	1,200	1,227
Consolidated Energy Finance SA 6.875% 20255	2,570	2,731
Constellium NV 5.875% 20265	1,200	1,226
CVR Partners, LP 9.25% 20235	320	346
First Quantum Minerals Ltd. 7.00% 20215	8,505	8,845
First Quantum Minerals Ltd. 7.25% 20225	2,675	2,818
First Quantum Minerals Ltd. 7.25% 20235	1,225	1,323
First Quantum Minerals Ltd. 7.50% 20255	12,400	13,500
Flex Acquisition Company, Inc. 6.875% 20255	2,075	2,153
FMG Resources 9.75% 20225	4,905	5,440
Freeport-McMoRan Inc. 3.55% 2022	6,715	6,656
Freeport-McMoRan Inc. 3.875% 2023	500	500
Freeport-McMoRan Inc. 6.875% 2023	1,000	1,095
FXI Holdings, Inc. 7.875% 20245	830	830
Georgia Gulf Corp. 4.625% 2021	3,325	3,425
Georgia Gulf Corp. 4.875% 2023	800	829
H.I.G. Capital, LLC 6.75% 20245	3,574	3,574
Hexion Inc. 6.625% 2020	2,250	2,031
Hexion Inc. 10.375% 20225	575	538
Huntsman International LLC 4.875% 2020	2,470	2,578

American Funds Insurance Series — High-Income Bond Fund — Page 142 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
INEOS Group Holdings SA 5.625% 20245	$875	$914
Nova Chemicals Corp 4.875% 20245	2,525	2,525
Nova Chemicals Corp 5.25% 20275	1,100	1,100
Novelis Corp. 6.25% 20245	760	798
Novelis Corp. 5.875% 20265	2,195	2,244
Olin Corp. 5.125% 2027	600	633
Owens-Illinois, Inc. 5.00% 20225	560	582
Owens-Illinois, Inc. 5.875% 20235	2,660	2,871
Owens-Illinois, Inc. 6.375% 20255	2,125	2,379
Plastipak Holdings, Inc., Term Loan, (3-month USD-LIBOR + 2.75%) 4.45% 20242,3,4	329	332
Plastipak Holdings, Inc. 6.25% 20255	1,145	1,182
Platform Specialty Products Corp. 6.50% 20225	1,525	1,578
Platform Specialty Products Corp. 5.875% 20255	4,260	4,233
PQ Group Holdings Inc. 5.75% 20255	1,485	1,515
Rayonier Advanced Materials Inc. 5.50% 20245	1,860	1,862
Reynolds Group Inc. 5.75% 20203	2,127	2,162
Reynolds Group Inc. 7.00% 20245	3,255	3,492
Ryerson Inc. 11.00% 20225	6,336	7,104
Scotts Miracle-Gro Co. 5.25% 2026	650	683
Sealed Air Corp. 5.25% 20235	930	995
Sealed Air Corp. 5.125% 20245	640	688
SPCM SA 4.875% 20255	1,000	1,011
Summit Materials, Inc. 6.125% 2023	350	366
Summit Materials, Inc. 5.125% 20255	4,890	5,000
SunCoke Energy Partners, LP 7.50% 20255	1,950	2,048
Teck Resources Ltd. 3.75% 2023	1,000	1,006
Trident Merger Sub, Inc. 6.625% 20255	1,000	1,000
Trinseo SA 5.375% 20255	820	851
Tronox Ltd. 5.75% 20255	1,280	1,318
United States Steel Corp. 7.375% 2020	925	1,008
United States Steel Corp. 6.875% 2025	1,325	1,390
Vale SA 6.875% 2039	805	991
Valvoline Inc. 4.375% 2025	1,230	1,244
Venator Materials 5.75% 20255	3,585	3,800
Warrior Met Coal, Inc. 8.00% 20245	3,325	3,441
Zekelman Industries Inc. 9.875% 20235	520	586
		174,457
Telecommunication services 9.34%
Altice NV 6.625% 20235	835	876
Altice NV 5.50% 20265	1,300	1,328
Altice NV 7.50% 20265	1,250	1,334
CenturyLink, Inc. 6.75% 2023	4,850	4,771
CenturyLink, Inc. 7.50% 2024	1,300	1,300
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20205	5,367	5,461
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.63% 20252,3,4	1,063	1,078
Digicel Group Ltd. 8.25% 20205	1,450	1,430
Frontier Communications Corp. 8.50% 2020	3,000	2,498
Frontier Communications Corp. 8.875% 2020	2,875	2,422
Frontier Communications Corp. 9.25% 2021	1,275	1,007
Frontier Communications Corp. 10.50% 2022	4,255	3,229
Frontier Communications Corp. 11.00% 2025	11,850	8,769
Inmarsat PLC 4.875% 20225	3,575	3,584
Inmarsat PLC 6.50% 20245	4,775	4,859

American Funds Insurance Series — High-Income Bond Fund — Page 143 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Intelsat Jackson Holding Co. 7.25% 2020	$2,975	$2,811
Intelsat Jackson Holding Co. 5.50% 2023	1,500	1,230
Intelsat Jackson Holding Co. 6.625% 20242,3	3,450	3,495
Intelsat Jackson Holding Co. 8.00% 20245	3,600	3,798
Level 3 Communications, Inc. 5.125% 2023	2,150	2,161
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.07% 2020 (100% PIK)2,3,4,7	8,690	8,082
Neptune Finco Corp. (Altice NV) 6.625% 20255	3,050	3,309
Numericable Group SA 6.00% 20225	675	684
Numericable Group SA 7.375% 20265	525	543
SoftBank Group Corp. 4.50% 20205	8,550	8,755
Softbank Group Corp., junior subordinated 6.875% (undated)	1,550	1,572
Sprint Capital Corp. 8.75% 2032	1,025	1,166
Sprint Corp. 7.25% 2021	4,265	4,526
Sprint Corp. 11.50% 2021	5,880	7,130
Sprint Corp. 7.875% 2023	3,305	3,528
Sprint Corp. 7.125% 2024	2,025	2,066
Sprint Corp. 6.875% 2028	4,700	4,741
T-Mobile US, Inc. 6.375% 2025	2,675	2,869
T-Mobile US, Inc. 6.50% 2026	900	984
Trilogy International Partners, LLC 8.875% 20225	4,700	4,829
Wind Tre SpA 5.00% 20265	6,675	6,381
Windstream Holdings, Inc. 7.75% 2020	350	298
Windstream Holdings, Inc. 8.75% 20245	7,133	5,020
Zayo Group Holdings, Inc. 6.375% 2025	2,225	2,361
Zayo Group Holdings, Inc. 5.75% 20275	3,200	3,272
Ziggo Bond Finance BV 5.875% 20255	950	941
Ziggo Bond Finance BV 5.50% 20275	5,225	5,232
		135,730
Industrials 8.54%
ACCO Brands Corp. 5.25% 20245	1,190	1,226
Allison Transmission Holdings, Inc. 5.00% 20245	3,150	3,256
Allison Transmission Holdings, Inc. 4.75% 20275	720	726
APX Group, Inc. 8.75% 2020	1,685	1,725
APX Group, Inc. 7.625% 2023	2,410	2,561
ARAMARK Corp. 5.125% 2024	2,460	2,588
Ashtead Group PLC 4.125% 20255	920	930
Ashtead Group PLC 4.375% 20275	1,530	1,557
Associated Materials, LLC 9.00% 20245	7,125	7,713
Avis Budget Group, Inc. 5.50% 2023	2,030	2,088
Beacon Roofing Supply, Inc. 4.875% 20255	2,675	2,698
Bohai Financial Investment Holding Co., Ltd. 5.25% 20225	675	673
Bohai Financial Investment Holding Co., Ltd. 4.50% 20235	925	886
Bohai Financial Investment Holding Co., Ltd. 5.50% 20245	1,625	1,617
Brand Energy 8.5% 20255	6,005	6,320
Builders FirstSource, Inc. 5.625% 20245	4,835	5,050
CD&R Waterworks Merger Sub, LLC, Term Loan B, (3-month USD-LIBOR + 3.00%) 4.455% 20242,3,4,5	700	705
CD&R Waterworks Merger Sub, LLC 6.125% 20255	2,190	2,228
CEVA Group PLC, Term Loan B, (3-month USD-LIBOR + 5.50%) 6.878% 20212,3,4	590	564
CEVA Group PLC 9.00% 20215	1,700	1,556
Cloud Crane LLC 10.125% 20245	1,175	1,328
CNH Capital LLC 4.875% 2021	350	368
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20193	31	32

American Funds Insurance Series — High-Income Bond Fund — Page 144 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20203	$190	$194
Corporate Risk Holdings LLC 9.50% 20195	12,782	13,373
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)5,7,8,9	1,112	1,190
Covanta Holding Corp. 5.875% 2024	505	514
DAE Aviation Holdings, Inc. 10.00% 20235	7,065	7,771
Deck Chassis Acquisition Inc. 10.00% 20235	3,940	4,403
Euramax International, Inc. 12.00% 20205	2,850	3,092
Hardwoods Acquisition Inc 7.50% 20215	2,330	2,155
HD Supply, Inc. 5.75% 20245	650	692
Hertz Global Holdings Inc. 7.625% 20225	4,250	4,462
JELD-WEN Holding, Inc. 4.625% 20255	535	540
JELD-WEN Holding, Inc. 4.875% 20275	2,155	2,182
KAR Auction Services, Inc. 5.125% 20255	1,860	1,911
Kratos Defense & Security Solutions, Inc. 6.50% 20255	1,005	1,046
LSC Communications, Inc. 8.75% 20235	3,205	3,305
Multi-Color Corp. 4.875% 20255	1,810	1,821
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20215	1,250	1,066
Navistar International Corp., Term Loan, (3-month USD-LIBOR + 4.75%) 4.90% 20242,3,4	1,105	1,112
Navistar International Corp. 6.625% 20255	970	1,015
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20225	650	670
Ply Gem Industries, Inc. 6.50% 2022	1,275	1,328
Prime Security Services Borrower, LLC 9.25% 20235	3,825	4,255
PrimeSource Building Products Inc 9.00% 20235	171	182
R.R. Donnelley & Sons Co. 7.875% 2021	1,700	1,777
R.R. Donnelley & Sons Co. 6.50% 2023	2,400	2,328
Rexnord Corp. 4.875% 20255	2,610	2,643
Sensata Technologies Holding NV 6.25% 20265	1,000	1,093
TransDigm Inc. 5.50% 2020	1,725	1,749
United Rentals, Inc. 4.625% 2025	3,630	3,666
United Rentals, Inc. 4.875% 2028	1,170	1,179
Virgin Australia Holdings Ltd. 8.50% 20195	2,125	2,216
Virgin Australia Holdings Ltd. 7.875% 20215	800	826
		124,151
Information technology 8.03%
Alcatel-Lucent USA Inc. 6.45% 2029	1,800	1,958
Almonde Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 4.979% 20242,3,4	698	701
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.729% 20252,3,4	4,375	4,400
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 3.25%) 4.943% 20242,3,4	424	429
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.693% 20252,3,4	1,925	1,997
BMC Software, Inc. 9.00% 20195,7	930	933
BMC Software, Inc. 8.125% 20215	5,250	5,309
Camelot Finance SA 7.875% 20245	5,630	6,024
Cardtronics Inc 5.50% 20255	1,775	1,611
EchoStar Corp. 6.625% 2026	2,175	2,284
First Data Corp. 5.375% 20235	2,775	2,895
First Data Corp. 7.00% 20235	3,805	4,033
First Data Corp. 5.00% 20245	1,100	1,136
First Data Corp. 5.75% 20245	2,525	2,632
Gartner, Inc. 5.125% 20255	1,500	1,571
Genesys Telecommunications Laboratories, Inc. 10.00% 20245	4,200	4,599
Genesys Telecommunications Laboratories, Inc., Term Loan B2, (3-month USD-LIBOR + 3.75%) 5.443% 20232,3,4	569	573
Gogo Inc. 12.50% 20225	11,050	12,500

American Funds Insurance Series — High-Income Bond Fund — Page 145 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
GTT Communications, Inc. 7.875% 20245	$1,650	$1,745
Infor (US), Inc. 6.50% 2022	3,725	3,874
Infor Software 7.125% 20215,7	5,785	5,944
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.338% 20242,3,4	1,561	1,567
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.088% 20252,3,4	2,475	2,492
Itron, Inc. 5.00% 20265	400	403
j2 Global, Inc. 6.00% 20255	1,130	1,195
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 20242,3,4	7,870	8,187
Match Group, Inc. 5.00% 20275	1,050	1,068
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.069% 20242,3,4	3,915	3,908
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.069% 20252,3,4	875	879
Mitchell International, Inc., Term Loan B, (3-month USD-LIBOR + 7.25%) 8.943% 20252,3,4	2,050	2,078
PE Cortes NP Holdings LLC 12.00% 20225,7	1,375	1,483
PE Cortes NP Holdings LLC 9.25% 20245	1,825	1,957
Qorvo, Inc. 7.00% 2025	1,275	1,430
Solera Holdings, Inc. 10.50% 20245	3,150	3,559
Symantec Corp 5.00% 20255	650	678
Tempo Acquisition LLC 6.75% 20255	1,650	1,683
Unisys Corp. 10.75% 20225	7,275	8,166
Vantiv, Inc. 4.375% 20255	3,575	3,629
VeriSign, Inc. 5.25% 2025	2,320	2,537
VeriSign, Inc. 4.75% 2027	1,900	1,952
Western Digital Corp. 10.50% 2024	600	697
		116,696
Utilities 4.10%
AES Corp. 8.00% 2020	701	789
AES Corp. 7.375% 2021	5,925	6,680
AES Corp. 4.875% 2023	600	614
AES Corp. 5.50% 2024	2,025	2,116
AES Corp. 7.75% 20245	1,000	1,086
AES Corp. 5.50% 2025	3,475	3,666
AES Corp. 6.00% 2026	4,190	4,546
AES Corp. 5.125% 2027	1,515	1,595
AmeriGas Partners, LP 5.50% 2025	3,150	3,197
Calpine Corp. 6.00% 20225	425	439
Calpine Corp. 5.375% 2023	2,910	2,845
Calpine Corp. 5.875% 20245	1,020	1,040
Calpine Corp. 5.75% 2025	1,385	1,321
Calpine Corp. 5.25% 20265	5,525	5,435
Dynegy Finance Inc. 7.375% 2022	3,485	3,685
Dynegy Finance Inc. 7.625% 2024	260	280
Emera Inc. 6.75% 2076	4,200	4,746
Enel Società per Azioni 8.75% 20735	2,000	2,493
Mississippi Power Co. 4.25% 2042	930	912
NRG Energy, Inc. 6.25% 2022	4,885	5,105
NRG Energy, Inc. 7.25% 2026	500	547
NRG Energy, Inc. 6.625% 2027	2,240	2,380
Talen Energy Corp. 4.60% 2021	295	271
Talen Energy Corp. 9.50% 20225	495	510
Talen Energy Corp. 10.50% 20265	1,270	1,262
TerraForm Power, Inc. 4.25% 20235	2,000	1,988
		59,548

American Funds Insurance Series — High-Income Bond Fund — Page 146 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials 3.23%	Principal amount (000)	Value (000)
Acrisure LLC 7.00% 20255	$1,545	$1,493
Ally Financial Inc. 8.00% 2020	1,915	2,116
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	975	988
Carlyle Group LP 6.375% 20225	1,090	1,143
CIT Group Inc. 3.875% 2019	6,835	6,921
General Motors Acceptance Corp. 7.50% 2020	1,470	1,632
Hub International Ltd., 7.875% 20215	1,920	2,002
Icahn Enterprises Finance Corp. 6.25% 2022	2,625	2,691
International Lease Finance Corp. 8.25% 2020	875	1,007
Jefferies Finance, LLC 7.25% 20245	1,850	1,903
JPMorgan Chase & Co., Series I, junior subordinated 7.90% 2049	1,695	1,718
Ladder Capital Corp. 5.25% 20255	850	848
LPL Financial Holdings Inc. 5.75% 20255	2,600	2,652
MGIC Investment Corp. 5.75% 2023	1,025	1,124
Navient Corp. 4.875% 2019	3,100	3,160
Navient Corp. 6.50% 2022	4,840	5,083
Navient Corp. 5.50% 2023	3,935	3,940
Navient Corp. 6.125% 2024	75	76
Navient Corp. 6.75% 2025	1,800	1,854
Springleaf Finance Corp. 8.25% 2020	1,175	1,295
Starwood Property Trust, Inc. 5.00% 2021	1,650	1,716
Wells Fargo & Co., Series K, junior subordinated 7.98% 2049	1,610	1,638
		47,000
Real estate 2.11%
Communications Sales & Leasing, Inc. 6.00% 20235	775	763
Crescent Resources 8.875% 20215	1,211	1,290
Equinix, Inc. 5.75% 2025	275	293
Equinix, Inc. 5.875% 2026	1,725	1,856
Equinix, Inc. 5.375% 2027	1,750	1,877
Five Point Holdings LLC 7.875% 20255	1,950	1,989
Howard Hughes Corp. 5.375% 20255	4,950	5,086
Iron Mountain Inc. 6.00% 2023	350	367
Iron Mountain Inc. 5.75% 2024	5,975	6,080
Iron Mountain Inc. 4.875% 20275	135	136
Iron Mountain Inc. 5.25% 20285	1,500	1,500
Medical Properties Trust, Inc. 5.00% 2027	2,020	2,063
Realogy Corp. 4.50% 20195	1,825	1,857
Realogy Corp. 4.875% 20235	4,325	4,293
SBA Communications Corp. 4.00% 20225	510	513
SBA Communications Corp. 4.875% 2022	700	721
		30,684
Consumer staples 2.05%
Avon Products, Inc. 7.875% 20225	1,050	1,074
B&G Foods, Inc. 5.25% 2025	2,775	2,829
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.953% 20252,3,4	3,915	3,831
Chobani LLC 7.50% 20255	1,855	1,973
Cott Beverages Inc. 5.50% 20255	1,170	1,207
First Quality Enterprises, Inc. 5.00% 20255	1,020	1,043
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 7.069% 20232,3,4	4,153	4,155
JBS USA LLC 5.875% 20245	1,250	1,214
Pilgrim’s Pride Corp. 5.75% 20255	2,145	2,215
Pinnacle Foods Inc. 5.875% 2024	800	850

American Funds Insurance Series — High-Income Bond Fund — Page 147 of 171

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Post Holdings, Inc. 8.00% 20255	$1,550	$1,749
Post Holdings, Inc. 5.00% 20265	1,840	1,815
Post Holdings, Inc. 5.625% 20285	1,855	1,864
Simmons Foods Inc. 5.75% 20245	1,450	1,439
Spectrum Brands Inc. 6.125% 2024	750	798
Vector Group Ltd. 6.125% 20255	1,750	1,816
		29,872
Total corporate bonds & notes		1,356,993
U.S. Treasury bonds & notes 0.68% U.S. Treasury 0.68%
U.S. Treasury 1.25% 2019	10,000	9,921
Total U.S. Treasury bonds & notes		9,921
Bonds & notes of governments & government agencies outside the U.S. 0.11%
Argentine Republic 18.20% 2021	ARS12,500	692
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 22.548% 20224	17,500	937
		1,629
Municipals 0.12% Illinois 0.12%
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$1,870	1,788
Total bonds, notes & other debt instruments (cost: $1,356,968,000)		1,370,331
Convertible bonds 0.40% Energy 0.08%
Golar LNG Ltd., convertible notes 2.75% 20225	550	585
Weatherford International PLC, convertible notes 5.875% 2021	527	572
		1,157
Consumer discretionary 0.06%
DISH DBS Corp., convertible notes 3.375% 2026	760	829
Information technology 0.06%
Weibo Corp., convertible notes 1.25% 20225	747	822
Health care 0.03%
Insulet Corp., convertible notes 1.375% 20245	500	508
Miscellaneous 0.17%
Other convertible bonds in initial period of acquisition		2,544
Total convertible bonds (cost: $5,582,000)		5,860

American Funds Insurance Series — High-Income Bond Fund — Page 148 of 171

Convertible stocks 0.91% Industrials 0.68%	Shares	Value (000)
Associated Materials, LLC, 14.00% convertible preferred 20208,9	4,850	$5,553
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.731%6,8,10	4,788	3,196
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.731%6,8,10	2,212	1,061
		9,810
Information technology 0.04%
Alibaba Mandatory Exchangeable Trust, convertible preferred 20195	3,300	643
Telecommunication services 0.01%
Frontier Communications Corp., Series A, convertible preferred 2018	10,000	108
Miscellaneous 0.18%
Other convertible stocks in initial period of acquisition		2,619
Total convertible stocks (cost: $15,788,000)		13,180
Common stocks 0.75% Information technology 0.26%
Corporate Risk Holdings I, Inc.6,8,9,10	218,504	3,863
Corporate Risk Holdings Corp.6,8,9,10	1,104	—
		3,863
Industrials 0.19%
CEVA Group PLC6,8,10	5,622	2,698
Atrium Corp.5,8,9,10	361	11
Quad/Graphics, Inc., Class A	90	2
		2,711
Energy 0.08%
Ascent Resources - Utica, LLC, Class A6,8,9,10	6,297,894	1,134
Health care 0.03%
Rotech Healthcare Inc.6,8,9,10	201,793	404
Telecommunication services 0.02%
NII Holdings, Inc.10	660,555	280
Consumer discretionary 0.00%
Adelphia Recovery Trust, Series Arahova8,9,10	388,601	2
Adelphia Recovery Trust, Series ACC-18,9,10	449,306	—
		2
Miscellaneous 0.17%
Other common stocks in initial period of acquisition		2,462
Total common stocks (cost: $26,386,000)		10,856

American Funds Insurance Series — High-Income Bond Fund — Page 149 of 171

Rights & warrants 0.00% Utilities 0.00%	Shares	Value (000)
Vistra Energy Corp., rights5,10,11	41,035	$36
Industrials 0.00%
Associated Materials, LLC, warrants, expire 20238,9,10	68,899	—
Total rights & warrants (cost: $63,000)		36
Short-term securities 1.68%	Principal amount (000)
General Electric Co. 1.42% due 1/2/2018	$13,600	13,598
U.S. Treasury Bills 1.11% due 1/11/2018	10,800	10,796
Total short-term securities (cost: $24,396,000)		24,394
Total investment securities 97.99% (cost: $1,429,183,000)		1,424,657
Other assets less liabilities 2.01%		29,223
Net assets 100.00%		$1,453,880

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$431	$—	$431
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	81	—	81
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(90)	—	(90)
					$—	$422

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2017 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$108,000	$(8,915)	$(8,496)	$(419)

1	Scheduled interest and/or principal payment was not received.
2	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $89,280,000, which represented 6.14% of the net assets of the fund.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Coupon rate may change periodically.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $745,292,000, which represented 51.26% of the net assets of the fund.
6	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.
7	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
8	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $32,234,000, which represented 2.22% of the net assets of the fund.
9	Value determined using significant unobservable inputs.
10	Security did not produce income during the last 12 months.
11	Purchased on a TBA basis.

American Funds Insurance Series — High-Income Bond Fund — Page 150 of 171

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$20,695	$21,099	1.45%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	1,600	1,612.11
Corporate Risk Holdings I, Inc.	8/31/2015	2,428	3,863.27
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.359%	5/2/2013-8/22-2014	4,855	3,196.22
CEVA Group PLC	5/2/2013	6,128	2,698.19
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.359%	5/2/2013	2,214	1,061.07
Ascent Resources - Utica, LLC, Class A	11/15/2016	302	1,134.08
Rotech Healthcare Inc.	9/26/2013	4,331	404.02
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012-11/26/2014	—	—	.00
Total private placement securities		$42,553	$35,067	2.41%

Key to abbreviations and symbol
ARS = Argentine pesos
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — High-Income Bond Fund — Page 151 of 171

Mortgage Fund

December 31, 2017

Bonds, notes & other debt instruments 95.14% Mortgage-backed obligations 63.46% Federal agency mortgage-backed obligations 60.15%	Principal amount (000)	Value (000)
Fannie Mae 4.00% 20471	$7,816	$8,189
Fannie Mae 4.00% 20471	4,844	5,075
Fannie Mae 4.00% 20481,2	17,250	18,026
Fannie Mae 4.50% 20481,2	3,700	3,932
Fannie Mae 4.00% 20361	579	612
Fannie Mae 4.00% 20361	470	497
Fannie Mae 5.00% 20361	84	87
Freddie Mac 5.00% 20341	1,360	1,465
Freddie Mac 4.00% 20361	5,848	6,186
Freddie Mac 4.00% 20361	1,086	1,149
Freddie Mac 4.00% 20471	9,510	9,960
Freddie Mac 4.00% 20481,2	25,000	26,154
Freddie Mac 4.00% 20481,2	22,854	23,877
Freddie Mac Pool #760014 2.969% 20451,3	2,989	3,001
Freddie Mac, Series KJ02, Class A2, Multi Family 2.597% 20201	3,704	3,722
Freddie Mac, Series K031, Class A2, Multi Family 3.30% 20231,3	4,722	4,914
Freddie Mac, Series K032, Class A2, Multi Family 3.31% 20231,3	1,250	1,302
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 20561	1,814	1,803
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.00% 20561	1,478	1,473
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20561	1,675	1,675
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.25% 20571	13,810	13,780
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20571	8,325	8,518
Government National Mortgage Assn. 3.75% 20341	1,323	1,382
Government National Mortgage Assn. 3.75% 20381	846	887
Government National Mortgage Assn. 3.75% 20391	912	957
Government National Mortgage Assn. 4.00% 20391	565	573
Government National Mortgage Assn. 6.00% 20391	281	315
Government National Mortgage Assn. 4.00% 20401	393	398
Government National Mortgage Assn. 5.50% 20401	2,246	2,499
Government National Mortgage Assn. 4.50% 20411	59	61
Government National Mortgage Assn. 5.00% 20411	1,269	1,356
Government National Mortgage Assn. 5.00% 20411	804	835
Government National Mortgage Assn. 6.50% 20411	650	715
Government National Mortgage Assn. 3.50% 20421	475	481
Government National Mortgage Assn. 3.50% 20421	315	326
Government National Mortgage Assn. 3.50% 20421	228	229
Government National Mortgage Assn. 3.50% 20431	2,453	2,558
Government National Mortgage Assn. 3.50% 20431	1,754	1,816
Government National Mortgage Assn. 3.50% 20431	1,714	1,783
Government National Mortgage Assn. 3.50% 20431	1,165	1,206
Government National Mortgage Assn. 3.50% 20431	1,104	1,143
Government National Mortgage Assn. 3.50% 20431	525	528
Government National Mortgage Assn. 3.50% 20431	218	226
Government National Mortgage Assn. 3.75% 20441	934	979
Government National Mortgage Assn. 4.25% 20441	1,764	1,867

American Funds Insurance Series — Mortgage Fund — Page 152 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.00% 20461	$1,456	$1,499
Government National Mortgage Assn. 4.00% 20471	17,763	18,613
Government National Mortgage Assn. 4.50% 20481,2	4,950	5,193
Government National Mortgage Assn. 4.685% 20651	1,006	1,045
Government National Mortgage Assn. 4.696% 20651	609	633
Government National Mortgage Assn. 4.737% 20651	1,697	1,769
Government National Mortgage Assn. 4.62% 20661	1,792	1,900
Government National Mortgage Assn. 5.20% 20661	202	207
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 20281	4,544	4,557
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20351	680	700
		204,633
Collateralized mortgage-backed (privately originated) 3.28%
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 2.502% 20241,3	22	22
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.3207% 20271,4	563	567
Mill City Mortgage Trust, Series 2017-1, Class A1, 2.75% 20581,3,4	564	565
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 2.282% 20191,3,4	1,620	1,620
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 20261,4,5	261	261
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.2394% 20261,3,4,5	236	236
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20271,4,5	294	293
Nationstar HECM Loan Trust, Series 2017-2A, Class A1, 2.0383% 20271,4,5	602	602
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 20561,3,4	506	503
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 20561,3,4	898	894
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20561,3,4	1,526	1,527
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.152% 20571,3,4	287	288
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 20571,3,4	1,610	1,607
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 20571,3,4	2,160	2,175
		11,160
Commercial mortgage-backed securities 0.03%
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.105% 20491,3	91	91
Total mortgage-backed obligations		215,884
U.S. Treasury bonds & notes 16.09% U.S. Treasury 10.57%
U.S. Treasury 1.50% 2020	444	440
U.S. Treasury 2.00% 2021	300	299
U.S. Treasury 1.875% 2022	19,800	19,515
U.S. Treasury 1.875% 20226	5,000	4,941
U.S. Treasury 2.00% 2022	7,300	7,238
U.S. Treasury 2.125% 2022	1,000	996
U.S. Treasury 2.50% 2024	2,500	2,528
		35,957
U.S. Treasury inflation-protected securities 5.52%
U.S. Treasury Inflation-Protected Security 0.375% 20256,7	7,489	7,501
U.S. Treasury Inflation-Protected Security 2.125% 20417	124	163
U.S. Treasury Inflation-Protected Security 0.75% 20427	7,025	7,095
U.S. Treasury Inflation-Protected Security 1.375% 20447	3,466	4,004
		18,763
Total U.S. Treasury bonds & notes		54,720

American Funds Insurance Series — Mortgage Fund — Page 153 of 171

Bonds, notes & other debt instruments Federal agency bonds & notes 12.22%	Principal amount (000)	Value (000)
Fannie Mae 1.875% 2022	$3,000	$2,961
Fannie Mae 2.00% 2022	18,800	18,656
Federal Home Loan Bank 1.375% 2021	3,000	2,940
Federal Home Loan Bank 1.875% 2021	10,000	9,912
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,087
		41,556
Asset-backed obligations 3.32%
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.92% 20191	101	101
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A2A, 1.51% 20201	329	329
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A2A, 1.65% 20201	476	476
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class C, 2.15% 20201	243	244
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 2.373% 20251,3,4	250	250
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 2.369% 20251,3,4	300	301
BlueMountain CLO Ltd., Series 2014-2A, Class AR, (3-month USD LIBOR + 0.93%) 2.293% 20261,3,4	500	501
Consumer Loan Underlying Bond Credit, Series 2017-NP1, Class A, 2.39% 20231,4	168	169
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 20191,4	53	52
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 20191,4	48	48
CPS Auto Receivables Trust, Series 2016-A, Class A, 2.25% 20191,4	173	173
CPS Auto Receivables Trust, Series 2017-A, Class A, 1.68% 20201,4	323	322
CPS Auto Receivables Trust, Series 2017-C, Class A, 1.78% 20201,4	85	85
Drive Auto Receivables Trust, Series 2017-2, Class A2A, 1.63% 20191	307	306
Drive Auto Receivables Trust, Series 2017-1, Class A2A, 1.67% 20191	395	395
Drivetime Auto Owner Trust, Series 2017-1A, Class A, 1.56% 20201,4	199	199
Drivetime Auto Owner Trust, Series 2017-2A, Class A, 1.72% 20201,4	277	277
Emerson Park CLO Ltd, Series 2013-1A, Class A1AR, CLO, (3-month USD-LIBOR + 0.98%) 2.339% 20251,3,4	219	219
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.05% 20211,4	924	923
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 20211,4	1,823	1,829
Palmer Square Ltd., Series 2013-1, Class A1R, (3-month USD-LIBOR + 0.97%) 2.386% 20251,3,4	185	186
Santander Drive Auto Receivables Trust, Series 2017-2, Class A2, 1.60% 20201	1,028	1,028
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20201	53	53
Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.26% 20201	242	242
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 2.867% 20231,3	229	234
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 1.925% 20251,3	22	22
Sound Point CLO Ltd, Series 2013-2A, Class A1R, CLO, (3-month USD LIBOR + 0.99%) 2.349% 20251,3,4	226	226
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 2.389% 20251,3,4	360	360
Voya CLO Ltd., Series 2014-4A, Class A1R, CLO, (3-month USD-LIBOR + 0.95%) 2.309% 20261,3,4	450	451
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 20201,4	761	760
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 20201,4	525	524
		11,285
Corporate bonds & notes 0.05% Financials 0.05%
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 3.354% 20191,3,4,5,8	187	187
Total corporate bonds & notes		187
Total bonds, notes & other debt instruments (cost: $322,647,000)		323,632
Short-term securities 27.27%
Apple Inc. 1.22% due 1/12/20184	4,000	3,998
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.49% due 1/10/2018	7,000	6,996
CAFCO, LLC 1.39% due 2/2/20184	3,900	3,894
Eli Lilly and Co. 1.28% due 1/8/20184	9,000	8,996

American Funds Insurance Series — Mortgage Fund — Page 154 of 171

Short-term securities	Principal amount (000)	Value (000)
Emerson Electric Co. 1.27% due 1/29/20184	$5,500	$5,493
Federal Farm Credit Banks 1.32% due 4/19/2018	5,000	4,978
Federal Home Loan Bank 1.15%–1.30% due 1/5/2018–2/14/2018	25,750	25,731
General Electric Co. 1.42% due 1/2/2018	6,000	5,999
National Rural Utilities Cooperative Finance Corp. 1.51% due 1/17/2018	5,000	4,996
Paccar Financial Corp. 1.26% due 1/12/2018	5,500	5,497
Private Export Funding Corp. 1.25% due 1/4/20184	8,210	8,208
Toronto-Dominion Bank 1.45% due 3/16/20184	8,000	7,971
Total short-term securities (cost: $92,772,000)		92,757
Total investment securities 122.41% (cost: $415,419,000)		416,389
Other assets less liabilities (22.41)%		(76,219)
Net assets 100.00%		$340,170

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount9 (000)	Value at 12/31/201710 (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	95	March 2018	$9,500	$12,689	$(73)
20 Year U.S. Treasury Bond Futures	Long	48	March 2018	4,800	7,344	8
30 Year Ultra U.S. Treasury Bond Futures	Long	11	March 2018	1,100	1,844	13
5 Year U.S. Treasury Note Futures	Long	1,136	April 2018	113,600	131,962	(580)
						$(632)

American Funds Insurance Series — Mortgage Fund — Page 155 of 171

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	1.217%	9/22/2021	$11,500	$406	$—	$406
3-month USD-LIBOR	1.225%	9/22/2021	11,500	402	—	402
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	485	—	485
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(202)	—	(202)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(91)	—	(91)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(441)	—	(441)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(23)	—	(23)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	104	—	104
3-month USD-LIBOR	2.27%	12/5/2026	8,500	63	—	63
3-month USD-LIBOR	3.34%	6/27/2044	3,500	(564)	—	(564)
3-month USD-LIBOR	3.206%	7/31/2044	2,000	(270)	—	(270)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(283)	—	(283)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(418)	—	(418)
3-month USD-LIBOR	2.5055%	1/9/2045	2,000	14	—	14
3-month USD-LIBOR	2.454%	1/15/2045	3,200	55	—	55
3-month USD-LIBOR	2.52822%	11/23/2045	3,560	6	—	6
3-month USD-LIBOR	2.59125%	12/16/2045	2,250	(25)	—	(25)
U.S. EFFR	2.145%	11/9/2047	2,200	4	—	4
U.S. EFFR	2.153%	11/10/2047	2,200	—11	—	—11
U.S. EFFR	2.155%	11/10/2047	1,280	—11	—	—11
U.S. EFFR	2.17%	11/13/2047	2,320	(8)	—	(8)
					$—	$(786)

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Purchased on a TBA basis.
3	Coupon rate may change periodically.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $57,740,000, which represented 16.97% of the net assets of the fund.
5	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,579,000, which represented .46% of the net assets of the fund.
6	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,383,000, which represented 2.17% of the net assets of the fund.
7	Index-linked bond whose principal amount moves with a government price index.
8	Value determined using significant unobservable inputs.
9	Notional amount is calculated based on the number of contracts and notional contract size.
10	Value is calculated based on the notional amount and current market price.
11	Amount less than one thousand.

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Mortgage Fund — Page 156 of 171

Ultra-Short Bond Fund

Investment portfolio

December 31, 2017

Short-term securities 100.30% Commercial paper 82.90%	Principal amount (000)	Value (000)
American Honda Finance Corp. 1.43% due 1/24/2018	$8,100	$8,092
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.56% due 2/14/20181	9,000	8,980
BMW U.S. Capital LLC 1.59% due 3/19/20181	5,000	4,983
British Columbia (Province of) 1.27% due 1/16/2018	11,000	10,992
CAFCO, LLC 1.41% due 2/13/20181	10,500	10,479
Cisco Systems, Inc. 1.50% due 2/15/20181	8,000	7,984
DBS Bank Ltd. 1.42%–1.46% due 2/2/2018–2/15/20181	10,600	10,581
Estée Lauder Companies Inc. 1.49% due 1/22/20181	5,000	4,995
ExxonMobil Corp. 1.40% due 1/23/2018	6,300	6,294
General Electric Co. 1.42% due 1/2/2018	11,000	10,998
IBM Credit LLC 1.62% due 3/13/20181	8,600	8,573
John Deere Canada ULC 1.32% due 1/5/20181	2,200	2,199
KfW 1.32% due 1/12/20181	12,000	11,994
Liberty Street Funding Corp. 1.40% due 2/1/20181	10,000	9,985
Mizuho Bank, Ltd. 1.40% due 2/15/20181	10,000	9,978
National Australia Bank Ltd. 1.65% due 4/4/20181	8,900	8,860
Nordea Bank AB 1.37% due 2/14/20181	10,500	10,480
Old Line Funding, LLC 1.36% due 1/22/20181	4,400	4,395
Paccar Financial Corp. 1.28% due 1/9/2018	5,100	5,098
Province of Alberta 1.45% due 1/10/20181	3,700	3,698
Prudential Funding, LLC 1.35% due 1/12/2018	10,500	10,494
Qualcomm Inc. 1.32% due 2/6/20181	7,800	7,787
Québec (Province of) 1.49% due 1/18/20181	11,000	10,991
Royal Bank of Canada 1.34% due 1/8/2018	6,000	5,998
Simon Property Group, LP 1.54% due 3/15/20181	6,100	6,080
Société Générale 1.41% due 1/31/20181	10,400	10,385
Swedbank AB 1.51% due 3/21/2018	5,000	4,984
Total Capital Canada Ltd. 1.66% due 3/16/20181	10,100	10,066
Toyota Industries Commercial Finance, Inc. 1.37% due 1/22/20181	6,200	6,194
Unilever Capital Corp. 1.43% due 2/26/20181	9,600	9,577
Walt Disney Co. 1.45% due 1/29/20181	10,500	10,487
		252,681
Federal agency discount notes 17.40%
Federal Home Loan Bank 1.08%–1.32% due 1/5/2018–2/28/2018	53,100	53,046
Total short-term securities (cost: $305,768,000)		305,727
Total investment securities 100.30% (cost: $305,768,000)		305,727
Other assets less liabilities (0.30)%		(922)
Net assets 100.00%		$304,805

1	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,731,000, which represented 62.25% of the net assets of the fund.

American Funds Insurance Series — Ultra-Short Bond Fund — Page 157 of 171

U.S. Government/AAA-Rated Securities Fund

Investment portfolio

December 31, 2017

Bonds, notes & other debt instruments 92.82% U.S. Treasury bonds & notes 50.54% U.S. Treasury 40.71%	Principal amount (000)	Value (000)
U.S. Treasury 1.125% 2021	$31,950	$30,869
U.S. Treasury 1.125% 2021	7,971	7,710
U.S. Treasury 1.375% 2021	20,000	19,620
U.S. Treasury 1.75% 20211	40,540	39,981
U.S. Treasury 2.00% 2021	46,300	46,077
U.S. Treasury 2.00% 2021	44,350	44,207
U.S. Treasury 2.00% 2021	26,500	26,461
U.S. Treasury 2.00% 2021	4,000	3,985
U.S. Treasury 2.125% 2021	23,450	23,475
U.S. Treasury 2.25% 2021	64,745	65,141
U.S. Treasury 2.25% 2021	38,000	38,258
U.S. Treasury 3.625% 2021	3,800	3,986
U.S. Treasury 1.625% 2022	100	98
U.S. Treasury 1.75% 2022	198,300	194,846
U.S. Treasury 1.75% 2022	11,700	11,510
U.S. Treasury 1.875% 2022	63,000	62,254
U.S. Treasury 1.875% 2022	45,000	44,395
U.S. Treasury 1.875% 2022	23,000	22,669
U.S. Treasury 2.00% 2022	80,000	79,316
U.S. Treasury 2.00% 2022	43,510	43,121
U.S. Treasury 2.125% 2022	23,166	23,076
U.S. Treasury 1.50% 2023	26,020	25,111
U.S. Treasury 1.625% 2023	38,150	36,961
U.S. Treasury 2.125% 2023	64,095	63,582
U.S. Treasury 2.125% 2024	115,975	114,525
U.S. Treasury 2.25% 2024	40,550	40,365
U.S. Treasury 2.25% 2024	6,500	6,486
U.S. Treasury 2.50% 2024	44,000	44,502
U.S. Treasury 2.00% 2026	18,000	17,433
U.S. Treasury 6.25% 2030	2,980	4,191
U.S. Treasury 2.75% 2047	50,501	50,572
U.S. Treasury 2.75% 2047	11,200	11,222
U.S. Treasury 3.00% 2047	16,400	17,248
		1,263,253
U.S. Treasury inflation-protected securities 9.83%
U.S. Treasury Inflation-Protected Security 0.125% 20202	10,797	10,777
U.S. Treasury Inflation-Protected Security 0.25% 20252	27,223	26,981
U.S. Treasury Inflation-Protected Security 0.375% 20252	86,645	86,784
U.S. Treasury Inflation-Protected Security 2.375% 20252	24,864	28,333
U.S. Treasury Inflation-Protected Security 0.375% 20272	68,267	67,914
U.S. Treasury Inflation-Protected Security 2.125% 20412	349	458
U.S. Treasury Inflation-Protected Security 0.75% 20422	21,494	21,711
U.S. Treasury Inflation-Protected Security 1.375% 20441,2	45,728	52,818

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 158 of 171

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.00% 20462	$2,764	$2,952
U.S. Treasury Inflation-Protected Security 0.875% 20472	6,131	6,371
		305,099
Total U.S. Treasury bonds & notes		1,568,352
Mortgage-backed obligations 25.34% Federal agency mortgage-backed obligations 25.34%
Fannie Mae 6.50% 20283	192	214
Fannie Mae 3.50% 20333,4	30,000	30,946
Fannie Mae 3.00% 20363	29,057	29,534
Fannie Mae 4.00% 20363	9,191	9,719
Fannie Mae 4.00% 20363	7,476	7,905
Fannie Mae 4.00% 20363	2,303	2,435
Fannie Mae 3.00% 20373	18,538	18,842
Fannie Mae 6.50% 20373	52	57
Fannie Mae 7.00% 20373	72	81
Fannie Mae 7.00% 20373	10	11
Fannie Mae 6.00% 20383	17	17
Fannie Mae 4.50% 20413	1,307	1,402
Fannie Mae 5.00% 20413	931	1,023
Fannie Mae 5.00% 20413	613	672
Fannie Mae 5.00% 20413	491	540
Fannie Mae 5.00% 20413	362	399
Fannie Mae 3.50% 20473	16,272	16,732
Fannie Mae 4.00% 20473	34,100	35,730
Fannie Mae 4.00% 20473	23,761	24,893
Fannie Mae 4.00% 20473	5,404	5,661
Fannie Mae 4.50% 20473	25,443	27,113
Fannie Mae 3.50% 20483,4	5,300	5,436
Fannie Mae 4.00% 20483,4	19,450	20,325
Fannie Mae 4.50% 20483,4	75,000	79,804
Fannie Mae 4.50% 20483,4	7,300	7,759
Fannie Mae, Series 2012-M2, Class A2, Multi Family 2.717% 20223	2,350	2,383
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family 3.044% 20223	2,000	2,043
Fannie Mae, Series 2014-M1, Class A2, Multi Family 3.217% 20233,5	2,050	2,115
Fannie Mae, Series 2014-M3, Class A2, Multi Family 3.466% 20243,5	3,825	4,011
Fannie Mae, Series 2001-4, Class GA, 9.251% 20253,5	1	1
Fannie Mae, Series 2001-4, Class NA, 9.503% 20253,5	1	1
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20363	155	134
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20413	80	93
Freddie Mac 5.50% 20243	519	545
Freddie Mac 5.00% 20403	1,127	1,224
Freddie Mac 5.00% 20413	2,121	2,327
Freddie Mac 4.00% 20433	488	518
Freddie Mac 3.50% 20473	17,923	18,447
Freddie Mac 3.50% 20473	14,389	14,810
Freddie Mac 4.00% 20473	23,965	25,098
Freddie Mac 4.00% 20473	19,950	20,906
Freddie Mac 4.00% 20473	19,833	20,783
Freddie Mac 4.50% 20473	762	813
Freddie Mac 3.00% 20483,4	6,200	6,204
Freddie Mac 4.00% 20483,4	50,000	52,309
Freddie Mac 4.00% 20483,4	12,500	13,060

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 159 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Pool #1H1354 3.43% 20363,5	$354	$374
Freddie Mac Pool #760014 2.969% 20453,5	2,391	2,400
Freddie Mac, Series KGRP, Class A, Multi Family (1-month USD-LIBOR + 0.38%) 1.752% 20203,5	3,668	3,674
Freddie Mac, Series K013, Class A1, Multi Family 2.902% 20203	511	517
Freddie Mac, Series K010, Class A1, Multi Family 3.32% 20203	161	162
Freddie Mac, Series K019, Class A1, Multi Family 1.459% 20213	1,586	1,568
Freddie Mac, Series K031, Class A1, Multi Family 2.778% 20223	1,001	1,012
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 1.877% 20233,5	40	41
Freddie Mac, Series KS01, Class A2, Multi Family 2.522% 20233	1,735	1,741
Freddie Mac, Series K029, Class A2, Multi Family 3.32% 20233	400	416
Freddie Mac, Series K070, Class A2, Multi Family 3.303% 20273	5,765	5,972
Freddie Mac, Series 3213, Class OG, principal only, 0% 20363	276	252
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 20563	13,329	13,248
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.00% 20563	12,471	12,425
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20563	12,312	12,312
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.25% 20573	2,630	2,624
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20573	2,000	2,046
Government National Mortgage Assn. 3.75% 20343	1,289	1,347
Government National Mortgage Assn. 5.50% 20383	370	407
Government National Mortgage Assn. 5.50% 20383	140	154
Government National Mortgage Assn. 5.50% 20383	136	149
Government National Mortgage Assn. 5.50% 20383	99	108
Government National Mortgage Assn. 6.00% 20383	280	324
Government National Mortgage Assn. 6.50% 20383	467	532
Government National Mortgage Assn. 6.50% 20383	137	158
Government National Mortgage Assn. 5.00% 20393	699	759
Government National Mortgage Assn. 6.00% 20393	281	315
Government National Mortgage Assn. 4.50% 20403	550	584
Government National Mortgage Assn. 5.50% 20403	8,247	9,177
Government National Mortgage Assn. 4.50% 20413	1,501	1,581
Government National Mortgage Assn. 5.00% 20413	2,853	3,046
Government National Mortgage Assn. 3.00% 20423	61	61
Government National Mortgage Assn. 3.50% 20433	2,093	2,177
Government National Mortgage Assn. 4.50% 20453	3,362	3,553
Government National Mortgage Assn. 4.50% 20453	2,179	2,303
Government National Mortgage Assn. 4.50% 20453	—	1
Government National Mortgage Assn. 4.00% 20463	2,576	2,653
Government National Mortgage Assn. 4.00% 20473	63,961	67,023
Government National Mortgage Assn. 4.00% 20473	13,273	13,864
Government National Mortgage Assn. 4.50% 20473	2,000	2,113
Government National Mortgage Assn. 4.50% 20483,4	30,525	32,022
Government National Mortgage Assn. 4.623% 20613	706	717
Government National Mortgage Assn. 4.663% 20613	1,512	1,536
Government National Mortgage Assn. 4.664% 20613	1,261	1,283
Government National Mortgage Assn. 4.685% 20613	487	495
Government National Mortgage Assn. 4.70% 20613	2,812	2,843
Government National Mortgage Assn. 4.70% 20613	1,223	1,238
Government National Mortgage Assn. 4.72% 20613	145	147
Government National Mortgage Assn. 4.801% 20613	354	357
Government National Mortgage Assn. 5.091% 20613	1,340	1,376
Government National Mortgage Assn. 4.682% 20623	1,366	1,396
Government National Mortgage Assn. 4.756% 20623	64	66
Government National Mortgage Assn. 4.818% 20623	160	162
Government National Mortgage Assn. 5.172% 20623	103	106

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 160 of 171

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.702% 20633	$83	$85
Government National Mortgage Assn. 4.917% 20633	73	75
Government National Mortgage Assn. 4.719% 20643	966	988
Government National Mortgage Assn. 4.772% 20643	564	574
Government National Mortgage Assn. 4.868% 20643	290	297
Government National Mortgage Assn. 5.172% 20643	508	523
Government National Mortgage Assn. 5.175% 20643	511	526
Government National Mortgage Assn. 5.393% 20643	12	12
Government National Mortgage Assn. 6.48% 20643	387	394
Government National Mortgage Assn. 6.64% 20643	1,838	1,909
Government National Mortgage Assn. 4.676% 20653	1,064	1,081
Government National Mortgage Assn. Pool #892950 2.678% 20603,5	1,443	1,480
Government National Mortgage Assn. Pool #894475 3.487% 20633,5	4,276	4,515
Government National Mortgage Assn. Pool #AG8149 1.989% 20643,5	470	476
Government National Mortgage Assn. Pool #AG8156 2.446% 20643,5	648	662
Government National Mortgage Assn. Pool #894482 3.488% 20643,5	5,692	6,023
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.422% 20603,5	11,791	12,087
Government National Mortgage Assn., Series 2012-H20, Class PT, 2.092% 20623,5	3,065	3,099
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 2.13% 20623,5	2,721	2,743
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 1.729% 20203,5	383	384
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 1.779% 20203,5	252	253
National Credit Union Administration, Series 2011-R2, Class 1A, (1-month USD-LIBOR + 0.40%) 1.803% 20203,5	114	115
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 20333	8,182	8,308
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20353	7,682	7,902
Total mortgage-backed obligations		786,503
Federal agency bonds & notes 16.94%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 20263	733	735
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 20263	1,014	1,016
Fannie Mae 1.75% 2019	16,000	15,942
Fannie Mae 1.25% 2021	11,400	11,057
Fannie Mae 7.125% 2030	4,000	5,763
Federal Home Loan Bank 1.75% 2018	74,000	73,933
Federal Home Loan Bank 3.375% 2023	16,715	17,642
Federal Home Loan Bank 5.50% 2036	600	827
Freddie Mac 3.75% 2019	12,750	13,040
Private Export Funding Corp. 1.45% 2019	17,500	17,350
Private Export Funding Corp. 2.25% 2020	5,000	5,014
Private Export Funding Corp. 3.55% 2024	6,340	6,723
Small Business Administration, Series 2001-20K, 5.34% 20213	48	50
Small Business Administration, Series 2001-20J, 5.76% 20213	23	24
Small Business Administration, Series 2001-20F, 6.44% 20213	88	92
Small Business Administration, Series 2003-20B, 4.84% 20233	221	230
Tennessee Valley Authority 2.875% 2027	10,000	10,229
Tennessee Valley Authority 4.65% 2035	2,330	2,856
Tennessee Valley Authority 5.88% 2036	1,750	2,460
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	34,743
Tennessee Valley Authority, Series A, 4.625% 2060	250	318
TVA Southaven 3.846% 20333	1,418	1,444
U.S. Department of Housing and Urban Development, Series 2015-A-4, 1.33% 2018	10,000	9,973

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 161 of 171

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
U.S. Department of Housing and Urban Development, Series 2015-A-6, 1.98% 2020	$11,510	$11,479
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	5,000	5,026
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	8,000	8,057
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	2,000	2,046
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	3,000	3,069
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	3,515	3,591
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	3,500	3,577
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	15,332	15,633
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	5,106	5,227
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	3,500	3,616
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,307	3,429
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	3,300	3,361
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	3,177	3,204
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,734	2,792
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	667
United States Agency for International Development, Iraq (Republic of), 2.149% 2022	6,670	6,634
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,775
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	89,096
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,673
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	44,437
United States Agency for International Development, Morocco (Kingdom of) 7.55% 20263	3,621	4,311
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,904
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,445
United States Agency for International Development, Ukraine, 1.471% 2021	4,410	4,297
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 20293	869	901
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 20323	972	1,019
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 20323	795	853
		525,580
Total bonds, notes & other debt instruments (cost: $2,881,337,000)		2,880,435
Short-term securities 14.77%
Apple Inc. 1.24% due 1/30/20186	35,000	34,955
Ciesco LLC 1.87% due 6/25/20186	50,000	49,544
Cisco Systems, Inc. 1.36% due 3/8/20186	45,000	44,872
ExxonMobil Corp. 1.40% due 1/23/2018	31,400	31,370
Federal Farm Credit Banks 1.14% due 1/5/2018	20,000	19,998
Federal Home Loan Bank 1.16% due 2/2/2018	25,000	24,974
IBM Credit LLC 1.50% due 3/13/20186	20,000	19,938
John Deere Capital Corp. 1.35% due 1/23/20186	20,400	20,379
Kimberly-Clark Corp. 1.48% due 1/16/20186	25,000	24,981
Microsoft Corp. 1.27%–1.30% due 1/16/2018–1/23/20186	70,000	69,945
Paccar Financial Corp. 1.22%–1.28% due 1/8/2018–1/16/2018	42,400	42,375
Sumitomo Mitsui Banking Corp. 1.44% due 1/11/20186	40,000	39,979
Walt Disney Co. 1.25% due 1/19/20186	35,000	34,970
Total short-term securities (cost: $458,355,000)		458,280
Total investment securities 107.59% (cost: $3,339,692,000)		3,338,715
Other assets less liabilities (7.59)%		(235,400)
Net assets 100.00%		$3,103,315

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 162 of 171

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount7 (000)	Value at 12/31/20178 (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year U.S. Treasury Note Futures	Long	2,734	March 2018	$273,400	$339,144	$(813)
20 Year U.S. Treasury Bond Futures	Long	195	March 2018	19,500	29,835	31
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2018	(17,500)	(23,373)	110
30 Year Ultra U.S. Treasury Bond Futures	Short	219	March 2018	(21,900)	(36,717)	(23)
5 Year U.S. Treasury Note Futures	Long	14,014	April 2018	1,401,400	1,627,923	(6,730)
2 Year U.S. Treasury Note Futures	Long	2,111	April 2018	422,200	451,985	(380)
90 Day Euro Dollar Futures	Short	905	September 2018	(226,250)	(221,635)	245
90 Day Euro Dollar Futures	Long	1,595	December 2018	398,750	390,197	(242)
90 Day Euro Dollar Futures	Short	1,920	December 2019	(480,000)	(468,816)	357
						$(7,445)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
1.345%	U.S. EFFR	1/31/2018	$1,078,000	$(56)	$—	$(56)
1.3475%	U.S. EFFR	1/31/2018	1,747,000	(86)	—	(86)
1.329%	U.S. EFFR	3/27/2019	131,000	(632)	—	(632)
1.32625%	U.S. EFFR	4/5/2019	68,800	(345)	—	(345)
1.34875%	U.S. EFFR	4/5/2019	120,000	(568)	—	(568)
1.337%	U.S. EFFR	6/8/2019	121,000	(730)	—	(730)
1.367%	U.S. EFFR	6/12/2019	60,500	(341)	—	(341)
1.37%	U.S. EFFR	6/14/2019	60,500	(341)	—	(341)
1.362%	U.S. EFFR	6/21/2019	60,500	(355)	—	(355)
1.351%	U.S. EFFR	6/28/2019	60,500	(372)	—	(372)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	(526)	—	(526)
1.8005%	3-month USD-LIBOR	9/28/2020	48,000	(444)	—	(444)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,116	—	2,116
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,099	—	2,099
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	175	—	175
3-month USD-LIBOR	2.01215%	2/2/2022	119,000	915	—	915
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	474	—	474
3-month USD-LIBOR	2.0025%	2/7/2022	59,000	477	—	477
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(10)	—	(10)
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,002	—	1,002
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,092	—	1,092
3-month USD-LIBOR	1.948%	7/28/2022	20,000	239	—	239
2.80%	3-month USD-LIBOR	9/2/2022	280,000	2,280	—	2,280
2.75%	3-month USD-LIBOR	9/2/2022	280,000	2,020	—	2,020
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(511)	—	(511)
2.00965%	3-month USD-LIBOR	10/6/2022	49,000	(498)	—	(498)
1.9855%	3-month USD-LIBOR	10/17/2022	29,500	(331)	—	(331)
1.98%	3-month USD-LIBOR	10/17/2022	29,500	(339)	—	(339)
2.08613%	3-month USD-LIBOR	11/17/2022	38,300	(257)	—	(257)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(267)	—	(267)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(28)	—	(28)

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 163 of 171

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
3-month USD-LIBOR	2.2455%	12/21/2022	$25,000	$(6)	$—	$(6)
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	92	—	92
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	321	—	321
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	148	—	148
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(998)	—	(998)
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	712	—	712
3-month USD-LIBOR	1.798%	2/2/2026	35,000	1,408	—	1,408
3-month USD-LIBOR	2.24%	12/5/2026	55,100	545	—	545
3-month USD-LIBOR	2.27%	12/5/2026	44,900	335	—	335
2.579%	3-month USD-LIBOR	3/14/2027	53,000	929	—	929
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(144)	—	(144)
3-month USD-LIBOR	2.31934%	11/17/2027	21,200	127	—	127
3-month USD-LIBOR	2.31613%	11/17/2027	19,800	124	—	124
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(2,240)	—	(2,240)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(2,418)	—	(2,418)
3-month USD-LIBOR	3.34%	6/27/2044	45,000	(7,252)	—	(7,252)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(2,160)	—	(2,160)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(2,262)	—	(2,262)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(404)	—	(404)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	75	—	75
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	18	—	18
3-month USD-LIBOR	2.7025%	9/10/2045	30,000	(1,030)	—	(1,030)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	24	—	24
2.44345%	3-month USD-LIBOR	6/29/2047	21,000	(422)	—	(422)
3-month USD-LIBOR	2.5015%	8/17/2047	4,600	33	—	33
3-month USD-LIBOR	2.5095%	8/17/2047	4,400	24	—	24
3-month USD-LIBOR	2.436%	9/19/2047	10,500	230	—	230
2.53563%	3-month USD-LIBOR	10/3/2047	20,000	(4)	—	(4)
3-month USD-LIBOR	2.56315%	10/6/2047	11,000	(65)	—	(65)
3-month USD-LIBOR	2.495%	10/17/2047	6,300	56	—	56
3-month USD-LIBOR	2.4975%	10/17/2047	6,300	52	—	52
U.S. EFFR	2.166%	10/23/2047	10,000	(28)	—	(28)
U.S. EFFR	2.145%	11/9/2047	15,400	29	—	29
U.S. EFFR	2.153%	11/10/2047	15,300	1	—	1
U.S. EFFR	2.155%	11/10/2047	8,640	(3)	—	(3)
U.S. EFFR	2.17%	11/13/2047	15,660	(57)	—	(57)
2.5735%	3-month USD-LIBOR	12/21/2047	5,400	45	—	45
3-month USD-LIBOR	2.57553%	12/29/2047	13,000	(115)	—	(115)
					$—	$(8,428)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	A portion of this security was pledged as collateral. The total value of pledged collateral was $61,762,000, which represented 1.99% of the net assets of the fund.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Purchased on a TBA basis.
5	Coupon rate may change periodically.
6	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $339,563,000, which represented 10.94% of the net assets of the fund.
7	Notional amount is calculated based on the number of contracts and notional contract size.
8	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 164 of 171

Key to abbreviations and symbol
CMT = Constant Maturity Treasury
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 165 of 171

Managed Risk Growth Fund

Investment portfolio

December 31, 2017

Growth funds 80.05%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,960,791	$230,498
Total growth funds (cost: $200,842,000)		230,498
Fixed income funds 15.11%
American Funds Insurance Series – Bond Fund, Class 1	4,022,202	43,520
Total fixed income funds (cost: $44,022,000)		43,520
Short-term securities 4.89%
Government Cash Management Fund	14,078,452	14,078
Total short-term securities (cost: $14,078,000)		14,078
Total investment securities 100.05% (cost: $258,942,000)		288,096
Other assets less liabilities (0.05)%		(137)
Net assets 100.00%		$287,959

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 12/31/20172 (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	130	March 2018	$13,000	$15,101	$(38)

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Growth Fund — Page 166 of 171

Managed Risk International Fund

Investment portfolio

December 31, 2017

Growth funds 80.15%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,479,657	$118,964
Total growth funds (cost: $99,690,000)		118,964
Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	22,323
Total fixed income funds (cost: $22,581,000)		22,323
Short-term securities 4.85%
Government Cash Management Fund	7,200,311	7,200
Total short-term securities (cost: $7,200,000)		7,200
Total investment securities 100.04% (cost: $129,471,000)		148,487
Other assets less liabilities (0.04)%		(64)
Net assets 100.00%		$148,423

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 12/31/20172 (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	66	March 2018	$6,600	$7,667	$(19)

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk International Fund — Page 167 of 171

Managed Risk Blue Chip
Income and Growth Fund

Investment portfolio

December 31, 2017

Growth-and-income funds 80.32%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	$294,702
Total growth-and-income funds (cost: $263,402,000)		294,702
Fixed income funds 14.92%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	54,729
Total fixed income funds (cost: $55,397,000)		54,729
Short-term securities 4.82%
Government Cash Management Fund	17,696,252	17,696
Total short-term securities (cost: $17,696,000)		17,696
Total investment securities 100.06% (cost: $336,495,000)		367,127
Other assets less liabilities (0.06)%		(224)
Net assets 100.00%		$366,903

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 12/31/20172 (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	167	March 2018	$16,700	$19,399	$(49)

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 168 of 171

Managed Risk Growth-Income Fund

Investment portfolio

December 31, 2017

Growth-and-income funds 80.07%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,331,787	$167,322
Total growth-and-income funds (cost: $153,163,000)		167,322
Fixed income funds 15.10%
American Funds Insurance Series – Bond Fund, Class 1	2,916,097	31,552
Total fixed income funds (cost: $31,921,000)		31,552
Short-term securities 4.88%
Government Cash Management Fund	10,195,681	10,196
Total short-term securities (cost: $10,196,000)		10,196
Total investment securities 100.05% (cost: $195,280,000)		209,070
Other assets less liabilities (0.05)%		(102)
Net assets 100.00%		$208,968

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 12/31/20172 (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	95	March 2018	$9,500	$11,036	$(28)

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 169 of 171

Managed Risk Asset Allocation Fund

Investment portfolio

December 31, 2017

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	178,833,494	$4,240,142
Total asset allocation funds (cost: $3,901,495,000)		4,240,142
Short-term securities 4.87%
Government Cash Management Fund	217,109,926	217,110
Total short-term securities (cost: $217,110,000)		217,110
Total investment securities 100.06% (cost: $4,118,605,000)		4,457,252
Other assets less liabilities (0.06)%		(2,842)
Net assets 100.00%		$4,454,410

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 12/31/20172 (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	2,033	March 2018	$203,300	$236,162	$(592)

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 170 of 171

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

INGEFPX-998-0218O-S60687	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 171 of 171

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund (seventeen of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolios (included in Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Los Angeles, California

February 9, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2018

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2018